UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04986

Franklin Investors Securities Trust
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA  94403-1906
(Address of principal executive offices)           (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 10/31

Date of reporting period: 10/31/15

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Annual Report and Shareholder Letter
October 31, 2015

Franklin Investors Securities Trust

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents
Annual Report
Economic and Market Overview	3
Franklin Balanced Fund	4
Franklin Convertible Securities Fund	15
Franklin Equity Income Fund	25
Franklin Real Return Fund	35
Financial Highlights and Statements of Investments	44
Financial Statements	80
Notes to Financial Statements	85
Report of Independent Registered
Public Accounting Firm	101
Tax Information	102
Board Members and Officers	103
Shareholder Information	108

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Economic and Market Overview

The U.S. economy grew moderately during the 12 months under review. After recording a small gain in 2015’s first quarter, the economy strengthened in the second quarter but moderated in the third quarter despite healthy consumer spending. Businesses cut back on inventories, exports slowed, and state and local governments reduced their spending. In contrast, non-manufacturing activities strengthened. The unemployment rate declined to 5.0% at period-end, the lowest level in more than seven years.1 Housing market data were generally encouraging as existing home sales and prices rose amid low mortgage rates. Retail sales grew modestly, driven by automobile and auto component sales. After two consecutive declines, monthly inflation, as measured by the Consumer Price Index, rose in October as prices for energy and other goods increased.

During the period, the Federal Reserve (Fed) kept its target interest rate at 0%–0.25% while considering when an increase might be appropriate. Although global financial markets anticipated an increase, in September and October the Fed kept interest rates unchanged and said it expected moderate economic expansion, but it would continue to monitor developments domestically and abroad.

Although U.S. stock markets experienced sell-offs at times during the period, investor confidence generally grew as corporate profits remained healthy, the Fed kept its target interest rate low, the eurozone economy improved, China implemented more stimulus measures and Greece reached an agreement with its creditors. Toward period-end, U.S. stocks rallied amid easing concerns about China and increased optimism that certain central banks might introduce additional stimulus measures. Despite periods of volatility, the broad U.S. stock market, as measured by the Standard & Poor’s 500 Index, had a moderate gain.

The foregoing information reflects our analysis and opinions as of October 31, 2015. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

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Franklin Balanced Fund

This annual report for Franklin Balanced Fund covers the fiscal year ended October 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks both income and capital appreciation by investing in a combination of stocks, convertible securities and debt securities. The Fund will normally invest at least 25% of its total assets in equity securities (primarily common and preferred stock) and at least 25% of its total assets in debt securities, including bonds, notes, debentures and money market securities.

Portfolio Breakdown*
10/31/15
% of Total
Net Assets

Stocks	60.9%
Common Stocks	46.6%
Equity-Linked Securities	9.1%
Convertible Preferred Stocks	4.8%
Preferred Stocks	0.4%

Bonds	27.6%
Corporate Bonds	27.6%

Short-Term Investments & Other Net Assets	11.5%

*Percentages reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

Performance Overview

For the 12 months under review, the Fund’s Class A shares delivered a +0.51% cumulative total return. In comparison, the Fund’s equity benchmark, the Standard & Poor’s 500 Index (S&P 500®), which is a broad measure of U.S. stock performance, posted a +5.20% total return.1 The Fund’s fixed income benchmark, the Barclays U.S. Aggregate Bond Index, which tracks the U.S. investment-grade, taxable bond market, produced a +1.96% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins and liquidation value. In determining an optimal mix of equity and fixed income investments for the Fund, we assess changing economic, market and industry conditions. We may sell securities for a number of possible reasons, including the achievement of certain stock prices or credit spreads, changes in the fundamental outlook or risk/reward profile of a security, less attractive values relative to market peers, or broad economic conditions affecting certain fixed income sectors. For purposes of pursuing our investment goal, we may enter into various equity-related transactions involving derivative instruments. We may also invest in equity-linked notes, which are hybrid derivative-type instruments specially designed to combine the characteristics of one or more reference securities (usually a single stock, a stock index or a basket of stocks) and a related equity derivative, such as a put or call option.

What is an equity-linked note?

An equity-linked note is a derivative instrument whose return is determined by the performance of a single equity security, a basket of equity securities, or an equity index. The purchase of equity-linked notes may involve investment in related equity derivatives, such as put and call options.

What are put and call options?

A put option is a contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a specified price within a specified time. Put options are most commonly used to protect against the decline of a stock price below a certain price. Conversely, a call option gives the holder the right to buy shares at a specified price within a specified time, regardless of the price in the future before the expiration date. If the stock price rises, the holder of the call option has the right to buy at the agreed-upon price, which could be lower.

1. Source: Morningstar.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 49.

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FRANKLIN BALANCED FUND

Dividend Distributions*
11/1/14–10/31/15
		Dividend per Share (cents)
					Advisor
Month	Class A	Class C	Class R	Class R6	Class
November	3.00	2.29	2.80	3.43	3.31
December	3.00	2.30	2.80	3.42	3.30
January	3.00	2.30	2.80	3.42	3.30
February	3.00	2.30	2.80	3.42	3.30
March	3.00	2.33	2.80	3.38	3.30
April	3.00	2.33	2.80	3.38	3.30
May	3.00	2.33	2.80	3.38	3.30
June	3.00	2.32	2.80	3.37	3.29
July	3.00	2.32	2.80	3.37	3.29
August	3.00	2.32	2.80	3.37	3.29
September	3.00	2.29	2.76	3.29	3.23
October	3.00	2.29	2.76	3.29	3.23
Total	36.00	27.72	33.52	40.52	39.44

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Manager’s Discussion

During the 12 months under review, we continued to strategically shift the Fund’s asset mix seeking to manage risks, and our equity and fixed income holdings declined. The Fund’s equity weighting fell to 60.9% from 64.4% of total net assets, and the Fund’s fixed income weighting fell to 27.6% from 29.8%. Our cash position rose during the period to 11.5% from 5.8% of total net assets.

The Fund’s equity holdings underperformed the S&P 500 during the period, largely because of weak performance in the Fund’s energy and materials sector positions. These sectors were impacted by short-term challenges from declining oil and commodity prices, but we remain optimistic that values could recover. In this environment, our equity energy, materials and utilities sector positions detracted from performance. In contrast, the Fund’s equity information technology, industrials, consumer discretionary, financials and health care sector positions performed well. We remained optimistic about the prospects for many companies across various industries that enhanced their hard-to-replicate business models, pursued domestic and international growth opportunities, and generated additional cash flow that supported larger dividends.

Crude oil prices declined precipitously by about one half during the period, influenced by the Organization of the Petroleum Exporting Countries’drive for greater market share along with uncertain demand in late 2014 and early 2015 as global economies slowed. This environment took a severe toll on the share prices of large, international, integrated oil companies including Royal Dutch Shell, Chevron and BP,2 which were among the Fund’s leading energy sector decliners. Our positions in upstream-focused oil and gas producers, including Anadarko Petroleum,2 Rex Energy2 and Chesapeake Energy,2 also lost value as crude oil and natural gas prices fell. Additionally, with reduced revenues and cash flows expected in a lower commodity price environment, capital expenditure budgets for upstream activities declined, dimming the outlook for oilfield services and equipment companies including Schlumberger and Halliburton (equity-linked security). On a more positive note, the industry’s supply and demand balance began to improve somewhat as low prices stimulated consumption and as reduced investment weighed on the forward supply outlook.

A majority of holdings in the equity materials sector detracted from Fund performance with Freeport-McMoran,2 Alcoa,3 BHP Billiton, Mosaic and an equity-linked security in Rio Tinto among the largest decliners. These well-positioned operators with relatively stronger balance sheets than those of their peers have lowered their cost structures, but their recent results reflected dramatically lower commodity prices and lighter volumes. Results of E.I. du Pont de Nemours and Co. also negatively affected performance. Du Pont’s results were disappointing and the company recently lowered annual guidance following declining demand, unfavorable currency exchange rates and a lack of progress reducing costs. We believe, however, that recent management changes could lead to improved returns as the company focuses on core value-added businesses that may offer higher profits and shareholder returns.

2. Sold by period-end.
3. New position during the period.

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FRANKLIN BALANCED FUND

Top Five Equity Holdings
10/31/15
Company	% of Total
Sector/Industry	Net Assets

General Electric Co., ord. & equity linked	1.8%
Industrials
Exxon Mobil Corp.	1.7%
Energy
Raytheon Co.	1.6%
Industrials
Verizon Communications Inc.	1.6%
Telecommunication Services
Chevron Corp.	1.5%
Energy

Fund performance across the equity information technology sector was broadly positive. Semiconductor companies including Maxim Integrated Products, Analog Devices2 and Texas Instruments rose because of expense reduction efforts and investor optimism about an improved outlook for consumer and industrial end markets. Cisco Systems reported better-than-expected results in the second quarter of its fiscal year. Investors reacted favorably to the company’s strong order growth and pricing and expense discipline. Although the Fund’s information technology sector exposure benefited overall performance, results for semiconductor company QUALCOMM hurt Fund performance because of product design setbacks that disappointed investors.

The Fund’s equity industrials sector holdings also contributed positively to performance, particularly investments in aerospace and defense. Northrop Grumman, The Boeing Co., Raytheon and Lockheed Martin are examples of companies that fit well with our overall investment framework as we believe they operate strong businesses with underappreciated growth and improving margins and cash flows. Given new product development and healthy government defense spending levels, we believe the opportunity for defense contractors should be attractive for the next several years. Although the Fund’s industrials sector exposure benefited overall results, equipment manufacturer Caterpillar2 and an equity-linked security in multi-industry conglomerate United Technologies2 hindered sector performance. Our weighting in industrials grew as the year progressed due to strong performance and the addition of several new investments made later in the Fund’s fiscal year as fears of slower global economic activity created opportunities we considered compelling.

In the equity consumer discretionary sector, strong results for retailer Target aided Fund performance. Investors reacted favorably to Target’s new management team, which had increased in-store traffic, refocused merchandise and exited its troubled Canadian segment.

In the equity financials sector, our positions overall benefited performance as gains in asset managers including BlackRock, T. Rowe Price Group, Wells Fargo & Co., and Citigroup2 more than offset small losses in shopping mall real estate investment trust CBL & Associates2,3 and financial services provider Commonwealth Bank of Australia.2,3 During the period, Commonwealth Bank of Australia struggled because of investor concerns about the weakening commodity price environment and its potential impact on the Australian economy.

Within fixed income, our investments underperformed the benchmark Barclays U.S. Aggregate Bond Index. Our significant exposure to corporate credit was a detractor. Within the benchmark index, the corporate sector trailed other sectors for the year under review. Our exposure to the energy sector hurt Fund results, while the banking, communications, consumer non-cyclical and consumer cyclical sectors generated positive performance.

Fixed income energy companies generally continued to face headwinds throughout the period.4 Many Fund fixed income detractors were concentrated in this sector. Energy producers Chesapeake Energy2 and Linn Energy3 were negatively impacted by reduced oil and gas prices during the year, while midstream pipeline companies Enable Midstream Partners2 and Energy Transfer Partners were also hurt by the market sell-off. Our position in coal producer Peabody Energy2 also had negative returns during the period.

Our exposure to the fixed income banking sector contributed to absolute and relative returns.5 We ended the reporting period with roughly 22% of our fixed income exposure in this sector. We continued to view the banks favorably from a credit standpoint and maintained our positions further down the capital structure (e.g., subordinated bonds) seeking to pick up incremental yield. Notable contributors included Wells Fargo & Co., Citigroup, Morgan Stanley, Royal Bank of Scotland, Bank of America and JPMorgan Chase & Co.

4. Energy companies are in energy and utilities in the fixed income section of the SOI.
5. Banking holdings are in financials in the fixed income section of the SOI.

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FRANKLIN BALANCED FUND

Top Five Bond Holdings
10/31/15
Company	% of Total
Sector/Industry	Net Assets

Morgan Stanley	0.9%
Financials
Bank of America Corp.	0.9%
Financials
Citigroup Inc.	0.9%
Financials
JPMorgan Chase & Co.	0.8%
Financials
Energy Transfer Partners LP	0.7%
Energy

The fixed income communications sector also delivered positive returns.6 We ended the period with nearly 11% of our fixed income exposure in this segment. Major contributors included Sirius XM Radio,3 Charter Communications2 and Telefonica Emisiones.

Consumer cyclical and non-cyclical sectors represented nearly 25% of the fixed income portfolio and were steady performers throughout the year.7 We held several health care related positions that delivered above average performance. Other contributors included Baxalta,3 Dollar General and Mondelez International. Our positions in Yum! Brands3 and Valeant Pharmaceuticals International, however, detracted from performance.

The Fund used derivative instruments during the period, such as equity options. The goal of these instruments is to enhance Fund returns and more efficiently enter and exit stock positions at prices the Fund deems attractive. None of these positions had a material impact on performance. We were comfortable with the Fund’s rising cash position during the period, as we believed it helped reduce volatility and enabled us to invest opportunistically at times when the markets retreated.

Thank you for your continued participation in Franklin Balanced Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6. Communications companies are in consumer discretionary and telecommunication services in the fixed income section of the SOI.
7. Consumer cyclical companies are in consumer discretionary and consumer staples in the fixed income section of the SOI. Consumer non-cyclical companies are in consumer staples and health care in the fixed income section of the SOI.
See www.franklintempletondatasources.com for additional data provider information.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN BALANCED FUND

Performance Summary as of October 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	10/31/15	10/31/14		Change
A (FBLAX)	$11.40	$11.86	-$	0.46
C (FBMCX)	$11.31	$11.77	-$	0.46
R (N/A)	$11.42	$11.89	-$	0.47
R6 (FBFRX)	$11.42	$11.89	-$	0.47
Advisor (FBFZX)	$11.42	$11.88	-$	0.46

Distributions[1] (11/1/14–10/31/15)
	Dividend	Long-Term
Share Class	Income	Capital Gain		Total
A	$0.3600	$0.1574		$0.5174
C	$0.2772	$0.1574		$0.4346
R	$0.3352	$0.1574		$0.4926
R6	$0.4052	$0.1574		$0.5626
Advisor	$0.3944	$0.1574		$0.5518

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FRANKLIN BALANCED FUND
PERFORMANCE SUMMARY

Performance as of 10/31/152

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of	Average Annual	Total Annual
Share Class	Total Return[3]	Total Return[4]	$10,000 Investment[5]	Total Return (9/30/15)[6]	Operating Expenses[7]
A					1.09%
1-Year	+0.51%	-5.24%	$9,476	-10.17%
5-Year	+46.19%	+6.61%	$13,774	+6.02%
Since Inception (7/3/06)	+71.05%	+5.25%	$16,121	+4.65%
C					1.79%
1-Year	-0.20%	-1.16%	$9,884	-6.25%
5-Year	+41.28%	+7.16%	$14,128	+6.55%
Since Inception (7/3/06)	+60.37%	+5.19%	$16,037	+4.60%
R					1.29%
1-Year	+0.21%	+0.21%	$10,021	-4.89%
5-Year	+44.75%	+7.68%	$14,475	+7.07%
Since Inception (7/3/06)	+68.17%	+5.73%	$16,817	+5.14%
R6					0.68%
1-Year	+0.81%	+0.81%	$10,081	-4.24%
Since Inception (5/1/13)	+15.85%	+6.06%	$11,585	+3.77%
Advisor					0.79%
1-Year	+0.81%	+0.81%	$10,081	-4.41%
5-Year	+48.44%	+8.22%	$14,844	+7.62%
Since Inception (7/3/06)	+75.94%	+6.24%	$17,594	+5.64%

	Distribution	30-Day Standardized Yield[9]
Share Class	Rate[8]	(with waiver)	(without waiver)
A	2.98%	2.38%	2.37%
C	2.43%	1.77%	1.77%
R	2.90%	2.30%	2.29%
R6	3.46%	2.89%	2.89%
Advisor	3.39%	2.77%	2.77%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN BALANCED FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN BALANCED FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

**Class R** (7/3/06–10/31/15)

$25,000
$20,000
$15,000
$10,000
$5,000
7/06
10/07
10/09
10/11
10/13
10/15
$19,965
$16,817
$15,757
Franklin Balanced Fund
S&P 500[10]
Barclays U.S. Aggregate Bond Index[10]

### Average Annual Total Return

| Class R | 10/31/15 |
|---|---|
| 1-Year | +0.21% |
| 5-Year | +7.68% |
| Since Inception (7/3/06) | +5.73% |

**Class R6** (5/1/13–10/31/15)

$15,000
$10,000
$5,000
5/13
10/13
10/14
10/15
$13,711
$11,585
$10,408
Franklin Balanced Fund
S&P 500[10]
Barclays U.S. Aggregate Bond Index[10]

### Average Annual Total Return

| Class R6 | 10/31/15 |
|---|---|
| 1-Year | +0.81% |
| Since Inception (5/1/13) | +6.06% |

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FRANKLIN BALANCED FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Distribution rate is based on an annualization of the respective class’s October dividend and the maximum offering price (NAV for Classes C, R, R6 and Advisor) per share on 10/31/15.
9. The 30-day standardized yield for the 30 days ended 10/31/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
10. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The Barclays
U.S. Aggregate Bond Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, S&P and Fitch, respectively.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN BALANCED FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN BALANCED FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 5/1/15	Value 10/31/15	Period* 5/1/15–10/31/15
A
Actual	$1,000	$974.80	$5.23
Hypothetical (5% return before expenses)	$1,000	$1,019.91	$5.35
C
Actual	$1,000	$971.90	$8.80
Hypothetical (5% return before expenses)	$1,000	$1,016.28	$9.00
R
Actual	$1,000	$973.70	$6.32
Hypothetical (5% return before expenses)	$1,000	$1,018.80	$6.46
R6
Actual	$1,000	$976.60	$3.34
Hypothetical (5% return before expenses)	$1,000	$1,021.83	$3.41
Advisor
Actual	$1,000	$976.20	$3.84
Hypothetical (5% return before expenses)	$1,000	$1,021.32	$3.92

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.05%;
C: 1.77%; R: 1.27%; R6: 0.67%; and Advisor: 0.77%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Franklin Convertible Securities Fund

This annual report for Franklin Convertible Securities Fund covers the fiscal year ended October 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize total return, consistent with reasonable risk, by seeking to optimize capital appreciation and high current income under varying market conditions and investing at least 80% of its net assets in convertible securities.

Performance Overview

For the 12 months under review, the Fund’s Class A shares delivered a +0.66% cumulative total return. In comparison, the Fund’s benchmark, the BofA Merrill Lynch (BofAML) All Total Return Alternatives U.S. Convertibles Index, which tracks the domestic convertible securities market, posted a +1.23% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 18.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We follow a strategy of maintaining a balance in the portfolio between the equity and debt characteristics of convertible securities with an emphasis on the equity features. Convertible securities are attractive for two reasons: the opportunity to participate in common stocks’ potential growth with relatively reduced volatility, and the potential for current income with potential downside protection from bonds. Typically we sell securities whose equity sensitivity becomes too high and no longer offers appropriate downside protection. Likewise, as securities become too bond-like — reducing their ability to appreciate with increases in the underlying common stock —we attempt to redeploy those assets into more balanced convertible securities and maintain the potential for the Fund’s upside participation. Our experienced team of analysts searches for investment opportunities among all economic sectors and considers a company’s long-term earnings, asset value and cash flow potential, to create a broadly diversified portfolio.

Manager’s Discussion

Most sectors the Fund invested in rose in value, as did many of the portfolio’s individual securities, supporting overall performance during the 12 months under review. Investments in the information technology (IT), consumer staples and telecommunication services sectors accounted for the bulk of the Fund’s total return. Within IT, the Fund’s holdings of convertible bonds issued by video game company Electronic Arts and next generation network and PC security firm Palo Alto Networks enjoyed some of the largest gains. Under new management, Electronic Arts experienced improved game quality and expanded margins. The company also benefited from excitement about an upcoming Star Wars game and a new movie. Palo Alto Networks benefited in fiscal year 2015 from growing market share and sales of its strong product portfolio and from a variety of high profile cyberattacks that helped to expand the overall cyber-security market. A key consumer staples contributor, Post Holdings, which specializes in cereals and granola, benefited from solid sales growth momentum across its businesses and the realization of synergies from recent acquisitions. The company’s active nutrition segment has a particularly advantaged

1. Source: BofA Merrill Lynch.
The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 59.

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15

FRANKLIN CONVERTIBLE SECURITIES FUND

Top 10 Holdings
10/31/15
Company	% of Total
Sector/Industry	Net Assets

Electronic Arts Inc.	3.1%
Information Technology
Novellus Systems Inc.	2.5%
Information Technology
Palo Alto Networks Inc.	2.5%
Information Technology
Allergan PLC	2.3%
Health Care
Proofpoint Inc.	2.3%
Information Technology
Salesforce.com Inc.	2.3%
Information Technology
The Priceline Group Inc.	2.2%
Consumer Discretionary
Forest City Enterprises Inc.	2.2%
Financials
ServiceNow Inc.	2.2%
Information Technology
Jarden Corp.	2.2%
Consumer Discretionary

growth profile and operates in a fragmented category with many acquisition opportunities to drive incremental growth. In the telecommunication services sector, a new position in convertible preferred shares of wireless network operator T-Mobile US was a top contributor. T-Mobile gained market share in the U.S. wireless industry as the company turned around its brand and network, representing a competitive threat against industry leaders AT&T and Verizon. Merger and acquisition speculation also increased, lifting T-Mobile’s valuations.

Some notable health care sector contributors included convertible notes issued by pharmacy services provider Omnicare2 and pharmaceuticals firm BioMarin Pharmaceutical. After Omnicare’s management announced in April that it was exploring a sale, it agreed in May for the company to be acquired by CVS Health and the deal was completed in August. BioMarin

Pharmaceutical benefited from strong second-quarter results and an advancing drug pipeline, including Food and Drug Administration approval of Driaspersen NDA for treatment of Duchenne muscular dystrophy, positive clinical trial data for a new treatment for hereditary bone disorder achondroplasia, and movement into phase I trials for the company’s hemophilia A gene therapy program.

In contrast, a substantial amount of the underperformance in the Fund’s energy and materials sector holdings was driven by the slowing global economy outside North America. Growing production led to excess supplies of oil, coal and iron ore and contributed to a decline in energy prices since 2014’s fourth quarter. Key detractors in the energy sector included convertible preferred shares of independent oil and gas company SandRidge Energy.2 After increased profits in 2014, SandRidge had quarterly losses in 2015 despite controlling costs and concentrating resources on profitable projects given lower energy prices. Some materials sector holdings hindered performance, notably convertible preferred shares of aluminum producer and manufacturer Alcoa. Although lower aluminum prices and a high debt level hindered Alcoa’s stock price, the company’s acquisition of RTI International Metals in July improved its metals products production capacity. In September, Alcoa announced a planned split by mid-2016 into a mining company and a metals products and technology company.

In other sectors, holdings of semiconductor manufacturer Micron Technology and consumer brand provider Iconix Brand Group also hurt Fund performance. Micron, a producer of memory-related semiconductor integrated circuits, suffered as weak personal computer demand decreased pricing, and concerns about excess supply led to deteriorating sentiment for the stock. As the memory semiconductor segment consolidates over the longer term, supply and demand fundamentals should stabilize, in our view. Iconix Brand Group declined in value amid disappointing revenue and earnings, the departure of its chief executive officer in August, and investigation of the company’s accounting practices by the Securities and Exchange Commission.

2. Sold by period-end.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN CONVERTIBLE SECURITIES FUND

Thank you for your continued participation in Franklin Convertible Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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17

FRANKLIN CONVERTIBLE SECURITIES FUND

Performance Summary as of October 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	10/31/15	10/31/14		Change
A (FISCX)	$18.00	$18.97	-$	0.97
C (FROTX)	$17.75	$18.73	-$	0.98
R6 (N/A)	$18.09	$18.99	-$	0.90
Advisor (FCSZX)	$18.00	$18.98	-$	0.98

Distributions[1] (11/1/14–10/31/15)
	Dividend	Short-Term		Long-Term
Share Class	Income	Capital Gain		Capital Gain	Total
A	$0.3893	$0.1578		$0.5215	$1.0686
C	$0.2529	$0.1578		$0.5215	$0.9322
R6	$0.3787	$0.1578		$0.5215	$1.0580
Advisor	$0.4383	$0.1578		$0.5215	$1.1176

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FRANKLIN CONVERTIBLE SECURITIES FUND
PERFORMANCE SUMMARY

Performance as of 10/31/152

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of	Average Annual	Total Annual Operating
Share Class	Total Return[3]	Total Return[4]	$10,000 Investment[5]	Total Return (9/30/15)[6]	Operating Expenses[7]
A					0.88%
1-Year	+0.66%	-5.14%	$9,486	-8.08%
5-Year	+48.39%	+6.94%	$13,984	+6.81%
10-Year	+89.44%	+5.97%	$17,859	+5.25%
C					1.63%
1-Year	-0.15%	-1.09%	$9,891	-4.13%
5-Year	+42.87%	+7.40%	$14,287	+7.27%
10-Year	+75.67%	+5.80%	$17,567	+5.09%
R6					0.51%
1-Year	+0.99%	+0.99%	$10,099	-2.06%
Since Inception (3/4/14)	+1.10%	+0.66%	$10,110	-1.98%
Advisor[8]					0.63%
1-Year	+0.87%	+0.87%	$10,087	-2.19%
5-Year	+50.19%	+8.48%	$15,019	+8.35%
10-Year	+93.07%	+6.80%	$19,307	+6.08%

	Distribution	30-Day Standardized Yield[10]
Share Class	Rate[9]	(with waiver)	(without waiver)
A	2.04%	1.98%	1.98%
C	1.42%	1.34%	1.34%
R6	2.09%	2.47%	2.47%
Advisor	2.44%	2.36%	2.36%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN CONVERTIBLE SECURITIES FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN CONVERTIBLE SECURITIES FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

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21

FRANKLIN CONVERTIBLE SECURITIES FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. The Fund may invest in high yielding, fixed income securities. High yields reflect the higher credit risk associated with these lower rated securities and, in some cases, the lower market prices for these instruments. Interest rate movements may affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund may also invest in foreign securities, which involve special risks, including political uncertainty and currency volatility. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08 actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were
+61.16% and +6.60%.
9. Distribution rate is based on the sum of the respective class’s past four quarterly dividends and the maximum offering price (NAV for Classes C, R6 and Advisor) per share on 10/31/15.
10. The 30-day standardized yield for the 30 days ended 10/31/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
11. Source: BofA Merrill Lynch. The BofAML All Total Return Alternatives U.S. Convertibles Index comprises domestic securities of all quality grades that are convertible into
U.S. dollar-denominated common stock, ADRs or cash equivalents and have a delta (measure of equity sensitivity) that indicates the security likely has a balance between the debt and equity characteristics of the security.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN CONVERTIBLE SECURITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN CONVERTIBLE SECURITIES FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 5/1/15	Value 10/31/15	Period* 5/1/15–10/31/15
A
Actual	$1,000	$982.20	$4.20
Hypothetical (5% return before expenses)	$1,000	$1,020.97	$4.28
C
Actual	$1,000	$978.30	$7.93
Hypothetical (5% return before expenses)	$1,000	$1,017.19	$8.08
R6
Actual	$1,000	$984.00	$2.40
Hypothetical (5% return before expenses)	$1,000	$1,022.79	$2.45
Advisor
Actual	$1,000	$983.50	$2.95
Hypothetical (5% return before expenses)	$1,000	$1,022.23	$3.01

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.84%;
C: 1.59%; R6: 0.48%; and Advisor: 0.59%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Franklin Equity Income Fund

This annual report for Franklin Equity Income Fund covers the fiscal year ended October 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize total return, emphasizing high current income and long-term capital appreciation, consistent with reasonable risk, by investing at least 80% of its net assets in equity securities including securities convertible into common stocks.

Performance Overview

For the 12 months under review, the Fund’s Class A shares delivered a +3.72% cumulative total return. In comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500), which tracks the broad U.S. stock market, generated a +5.20% total return.1 The Fund’s peers, as measured by the Lipper Equity Income Funds Classification Average, which consists of funds chosen by Lipper that seek relatively high current income and growth of income by investing at least 60% of their portfolios in stocks, posted a +0.08% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 28.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We seek to invest in a broadly diversified portfolio of equity securities that we consider to be financially strong, with a focus on “blue chip” companies. We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins, balance sheet and liquidation value. We consider dividend yield in selecting stocks for the Fund because we believe that, over time, dividend income can contribute significantly to total return and can be a more consistent source of investment return than capital appreciation. We seek to take advantage of price dislocations that result from the market’s short-term focus and choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

1. Source: Morningstar.
2. Source: Lipper, a Thomson Reuters Company. For the 12-month period ended 10/31/15, this category consisted of 497 funds. Lipper calculations do not include sales charges, or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these and other factors had been considered.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 67.

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FRANKLIN EQUITY INCOME FUND

Dividend Distributions*
11/1/14–10/31/15
		Dividend per Share (cents)
					Advisor
Month	Class A	Class C	Class R	Class R6	Class
November	3.90	2.42	3.41	4.64	4.40
December**	26.44	24.92	25.94	27.17	26.94
January	3.90	2.38	3.40	4.63	4.40
February	3.90	2.38	3.40	4.63	4.40
March	3.90	2.52	3.43	4.59	4.37
April	3.90	2.52	3.43	4.59	4.37
May	3.90	2.52	3.43	4.59	4.37
June	3.90	2.48	3.41	4.60	4.38
July	3.90	2.48	3.41	4.60	4.38
August	3.90	2.48	3.41	4.60	4.38
September	3.90	2.48	3.40	4.60	4.38
October	3.90	2.48	3.40	4.60	4.38
Total	69.34	52.06	63.47	77.84	75.15

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
**Includes an additional 22.54 cent per share distribution to meet excise tax requirements.

Manager’s Discussion

Most sectors the Fund invested in rose in value, as did the majority of the portfolio’s individual securities, supporting overall performance during the 12 months under review. Key contributing sectors included consumer discretionary, industrials, information technology (IT) and health care.

Within the consumer discretionary sector, athletic apparel maker NIKE and specialty retailer L Brands led results. NIKE is introducing innovative new products across its portfolio and is expanding the market for athletic apparel. The company continues to see excellent momentum in new international markets and profitability in those markets has been better than expected. Lingerie, personal care and beauty products and accessories marketer L Brands experienced accelerating sales and margins resulting from product innovation, store remodels, international expansion and improved manufacturing abilities that have reduced lead times. Defense and aerospace firm Lockheed Martin was a leading contributor in the industri als sector. Lockheed’s results continued to exceed expectations and with a majority of its business tied to the U.S. government, it has been relatively well insulated against recent volatility in emerging markets and China. A recent agreement to increase U.S. defense spending in 2016 and 2017 also helped the stock Among IT holdings, Maxim Integrated Products and Cisco Systems were key contributors. Maxim designs and manufactures a broad array of highly integrated analog circuits for consumer, industrial, communications and automotive applications. Maxim’s share price has benefited from the company’s strong financial performance as well as recent speculation that another large semiconductor company had approached the company about a potential merger. Cisco Systems, a provider of data networking infrastructure and Internet routing for service providers, benefited from strong U.S. commercial spending, stable service provider spending and growing evidence that the company would successfully navigate growing interest in software-centric networking infrastructure. Top-performing health care sector holdings included pharmaceuticals giant Eli Lilly & Co., which continued to benefit from development of new drugs to treat heart disease, diabetes and cancer, as well as increased demand for several products, including lung cancer drug Cyramza and type 2 diabetes drug Trulicity.3

The slowing global economy outside of North America and growing production led to excess supplies of oil, coal and iron ore and contributed to an overall commodity price decline beginning in 2014’s fourth quarter. This reduction drove underperformance in the Fund’s energy and materials sectors. Copper and gold miner Freeport-McMoRan3 and fertilizer producer Potash Corp. of Saskatchewan3 were notable detractors. A large drop in copper prices hurt Freeport-McMoRan. Potash Corp. declined in value despite stable crop prices for corn and soybeans, as the anticipation of another strong U.S. crop weighed on expectations for next year’s planting and fertilizer volumes. Energy firms Chesapeake Energy and Royal Dutch Shell also posted losses as crude oil and natural gas prices fell. Other key detractors included heavy equipment manufacturer Caterpillar3 and data storage products maker Seagate

3. Sold by period-end.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN EQUITY INCOME FUND

Technology. Challenges in Caterpillar’s mining, heavy construction, and oil and gas markets detracted from results, leading to lower revenue guidance across all segments and further cost reduction measures. Seagate has faced continued pressure in the personal computer market and additional success selling high-capacity drives to cloud service customers was expected. We remain optimistic that both markets will improve with growing Windows 10 acceptance and cloud customer demand.

Top 10 Holdings
10/31/15
Company	% of Total
Sector/Industry	Net Assets

JPMorgan Chase & Co.	2.8%
Financials
Microsoft Corp.	2.5%
Information Technology
PepsiCo Inc.	2.5%
Consumer Staples
Maxim Integrated Products Inc.	2.4%
Information Technology
L Brands Inc.	2.4%
Consumer Discretionary
Lockheed Martin Corp.	2.4%
Industrials
Cisco Systems Inc.	2.3%
Information Technology
Republic Services Inc.	2.2%
Industrials
BlackRock Inc.	2.2%
Financials
Rogers Communications Inc., B	2.2%
Telecommunication Services

Thank you for your continued participation in Franklin Equity Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN EQUITY INCOME FUND

Performance Summary as of October 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	10/31/15	10/31/14		Change
A (FISEX)	$22.99	$23.93	-$	0.94
C (FRETX)	$22.85	$23.79	-$	0.94
R (FREIX)	$22.99	$23.93	-$	0.94
R6 (N/A)	$23.01	$23.95	-$	0.94
Advisor (FEIFX)	$23.02	$23.96	-$	0.94

Distributions[1] (11/1/14–10/31/15)
	Dividend	Short-Term		Long-Term
Share Class	Income	Capital Gain		Capital Gain	Total
A	$0.6934	$0.2690		$0.7955	$1.7579
C	$0.5206	$0.2690		$0.7955	$1.5851
R	$0.6347	$0.2690		$0.7955	$1.6992
R6	$0.7784	$0.2690		$0.7955	$1.8429
Advisor	$0.7515	$0.2690		$0.7955	$1.8160

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FRANKLIN EQUITY INCOME FUND
PERFORMANCE SUMMARY

Performance as of 10/31/152

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor: no sales charges.

			Value of	Average Annual
	Cumulative	Average Annual	$10,000	Total Return	Total Annual Operating Expenses[7]
Share Class	Total Return[3]	Total Return[4]	Investment[5]	(9/30/15)[6]	(with waiver)	(without waiver)
A					0.87%	0.87%
1-Year	+3.72%	-2.25%	$9,775	-8.39%
5-Year	+73.48%	+10.33%	$16,352	+9.31%
10-Year	+77.60%	+5.29%	$16,738	+4.30%
C					1.62%	1.62%
1-Year	+2.96%	+2.00%	$10,200	-4.39%
5-Year	+67.04%	+10.81%	$16,704	+9.80%
10-Year	+64.79%	+5.12%	$16,479	+4.14%
R					1.12%	1.12%
1-Year	+3.45%	+3.45%	$10,345	-3.07%
5-Year	+71.31%	+11.37%	$17,131	+10.33%
10-Year	+72.91%	+5.63%	$17,291	+4.64%
R6					0.50%	1.78%
1-Year	+4.10%	+4.10%	$10,410	-2.46%
Since Inception (5/1/13)	+30.21%	+11.13%	$13,021	+8.09%
Advisor[8]					0.62%	0.62%
1-Year	+3.98%	+3.98%	$10,398	-2.53%
5-Year	+75.72%	+11.94%	$17,572	+10.91%
10-Year	+81.09%	+6.12%	$18,109	+5.12%

	Distribution	30-Day Standardized Yield[10]
Share Class	Rate[9]	(with waiver)	(without waiver)
A	1.92%	1.97%	1.96%
C	1.30%	1.33%	1.33%
R	1.77%	1.84%	1.84%
R6	2.40%	2.47%	2.46%
Advisor	2.28%	2.33%	2.32%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN EQUITY INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN EQUITY INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

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FRANKLIN EQUITY INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price and debt securities when the underlying stock price is low relative to the conversion price. The Fund’s investment in foreign securities also involves special risks, including currency fluctuations and economic as well as political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
The transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares so that transfer agency fees for that class do not exceed 0.01% until at least
2/29/16. Fund investment results reflect the fee waiver and fee cap, to the extent applicable; without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were
+55.86% and +6.13%.
9. Distribution rate is based on an annualization of the respective class’s October dividend and the maximum offering price (NAV for Classes C, R, R6 and Advisor) per share on 10/31/15.
10. The 30-day standardized yield for the 30 days ended 10/31/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
11. Source: Morningstar: The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.
12. Source: Lipper, a Thomson Reuters Company. The Lipper Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the one-year period ended 10/31/15, there were 497 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these or other factors had been considered.
13. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI), is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN EQUITY INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN EQUITY INCOME FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 5/1/15	Value 10/31/15	Period* 5/1/15–10/31/15
A
Actual	$1,000	$1,002.10	$4.34
Hypothetical (5% return before expenses)	$1,000	$1,020.87	$4.38
C
Actual	$1,000	$997.90	$8.11
Hypothetical (5% return before expenses)	$1,000	$1,017.09	$8.19
R
Actual	$1,000	$1,000.80	$5.60
Hypothetical (5% return before expenses)	$1,000	$1,019.61	$5.65
R6
Actual	$1,000	$1,003.90	$2.42
Hypothetical (5% return before expenses)	$1,000	$1,022.79	$2.45
Advisor
Actual	$1,000	$1,003.30	$3.03
Hypothetical (5% return before expenses)	$1,000	$1,022.18	$3.06

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.86%;
C: 1.61%; R: 1.11%; R6: 0.48%; and Advisor: 0.60%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Franklin Real Return Fund

This annual report for Franklin Real Return Fund covers the fiscal year ended October 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks to achieve total return that exceeds the rate of inflation over an economic cycle. The Fund will generally invest a substantial portion of its assets in inflation-protected securities. The managers also have the flexibility to invest in other sectors of the market to increase real return (total return less inflation) potential and offer greater diversification.

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.
**Includes Senior Floating Rate Interests.
***In the SOI, the natural resources sector comprises energy and materials.

Performance Overview

For the 12 months under review, the Fund’s Class A shares had a -6.32% cumulative total return. In comparison, the Barclays U.S. TIPS Index, which tracks the universe of inflation-protected notes issued by the U.S. Treasury that have at least one year to final maturity, had a -1.42% total return.1 Also for comparison, the Consumer Price Index (CPI) for Urban Consumers (All Items) NSA (non-seasonally adjusted), a measure of the average change in prices of all goods and services purchased for con-sumption by urban householders, rose 0.17% for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 37.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We seek to allocate assets among investments to achieve the highest level of real return (total return less the rate of inflation) consistent with an acceptable level of risk. We will allocate the Fund’s assets among securities in various market sectors based on our assessment of changing economic, global market, industry and issuer conditions. When making our investment decisions, we use a “top-down” analysis of macroeconomic trends combined with a “bottom-up” fundamental analysis of market sectors, industries and issuers to try to take advantage of varying sector reactions to economic events. We will evaluate such criteria as country risk, business cycles, yield curves, and values between and within markets.

Manager’s Discussion

U.S. economic indicators were generally encouraging during the Fund’s fiscal year. Growth expanded throughout the year driven by an increase in consumer and investment spending, as the labor market continued to improve. Moderate domestic growth contrasted with a decline in the rate of foreign growth. As a result, the U.S. dollar strengthened against other major currencies, creating a headwind for U.S. exports. The housing market showed signs of continued strength with an increase in home sales and a rise in property values, which were also supported by a shrinking level of supply in that sector. Housing credit remained tight even as mortgage interest rates remained near historically low levels. The Federal Reserve (Fed) decided against raising the federal funds rate at its Federal Open Market Committee meeting in October 2015, leaving the target rate at historically low levels. The committee intends to monitor U.S. employment and inflation in deciding whether it would be appropriate to raise the target interest rate at its next meeting.

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. Source: Bureau of Labor Statistics, http://www.bls.gov/cpi/.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 74.

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FRANKLIN REAL RETURN FUND

Dividend Distributions*
11/1/14–10/31/15
Dividend per Share (cents)
Advisor
Month	Class A	Class C	Class R6	Class
November	1.34	1.03	1.64	1.54
December	5.64	5.31	6.01	5.88
January**	—	—	—	—
February**	—	—	—	—
March**	—	—	—	—
April**	—	—	—	—
May**	—	—	—	—
June**	—	—	—	—
July**	—	—	—	—
August**	—	—	—	—
September**	—	—	—	—
October**	—	—	—	—
Total	6.98	6.34	7.65	7.42

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
**The Fund paid no dividends due to negative inflation adjustments for TIPS, which are the Fund’s primary investments.

At period-end, slightly more than half of total net assets were invested in Treasury Inflation Protected Securities (TIPS). For diversification, we also allocated the Fund’s assets to foreign government and agency securities, high yield corporate bonds, senior secured floating rate loans, natural resources, management investment companies and short-term investments. We employed a non-U.S. dollar strategy to help hedge against potential U.S. dollar weakness versus certain currencies and concentrated our TIPS holdings in shorter maturities.

During the period, we increased the Fund’s allocations to foreign government debt securities and TIPS. In contrast, we decreased the Fund’s allocations to real estate investment trusts (REITs), senior secured floating rate loans, high yield corporate credit and natural resources. The Fund’s heaviest allocations were in TIPS and foreign government debt securities.

The Fund’s investments in REITs, foreign government bonds and senior secured floating rate loans helped results. In contrast, the Fund’s positions in non-U.S. dollar holdings, natural resources stocks, high yield corporate credit and TIPS hindered Fund performance.

Thank you for your continued participation in Franklin Real Return Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN REAL RETURN FUND

Performance Summary as of October 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	10/31/15	10/31/14		Change
A (FRRAX)	$9.92	$10.66	-$	0.74
C (FRRCX)	$9.82	$10.59	-$	0.77
R6 (FRRRX)	$9.98	$10.68	-$	0.70
Advisor (FARRX)	$9.96	$10.68	-$	0.72

Distributions[1] (11/1/14–10/31/15)
Dividend
Share Class	Income
A	$0.0698
C	$0.0634
R6	$0.0765
Advisor	$0.0742

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FRANKLIN REAL RETURN FUND
PERFORMANCE SUMMARY

Performance as of 10/31/152

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in the first year only; Class R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual	Total Annual Operating Expenses[6]
Share Class	Total Return[3]	Total Return[4]	Total Return (9/30/15)[5]	(with waiver)	(without waiver)
A				0.92%	1.12%
1-Year	-6.32%	-10.27%	-11.84%
5-Year	+0.19%	-0.82%	-0.95%
10-Year	+31.33%	+2.32%	+1.99%
C				1.32%	1.52%
1-Year	-6.70%	-7.63%	-9.28%
5-Year	-1.85%	-0.37%	-0.49%
Since Inception (11/3/08)	+16.01%	+2.15%	+1.92%
R6				0.54%	0.72%
1-Year	-5.87%	-5.87%	-7.56%
Since Inception (5/1/13)	-4.94%	-2.00%	-2.81%
Advisor				0.67%	0.87%
1-Year	-6.08%	-6.08%	-7.69%
5-Year	+1.43%	+0.29%	+0.16%
10-Year	+34.61%	+3.02%	+2.70%

	Distribution	30-Day Standardized Yield[8]
Share Class	Rate[7]	(with waiver)	(without waiver)
A	0.00%	2.13%	1.91%
C	0.00%	1.81%	1.58%
R6	0.00%	2.64%	2.41%
Advisor	0.00%	2.48%	2.25%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN REAL RETURN FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the period shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN REAL RETURN FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

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FRANKLIN REAL RETURN FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Interest rate movements will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has an expense reduction contractually guaranteed through at least 2/29/16. Fund investment results reflect the expense reduction, to the extent applicable;
without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Distribution rate is based on an annualization of the respective class’s October dividend and the maximum offering price (NAV for Classes C, R6 and Advisor) per share on 10/31/15.
8. The 30-day standardized yield for the 30 days ended 10/31/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
9. Source: Morningstar. The Barclays U.S. TIPS Index comprises U.S. TIPS rated investment grade (Baa3/BBB- or better) with at least one year to final maturity and at least
$250 million par amount outstanding.
10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI), is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN REAL RETURN FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN REAL RETURN FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 5/1/15	Value 10/31/15	Period* 5/1/15–10/31/15
A
Actual	$1,000	$952.90	$4.43
Hypothetical (5% return before expenses)	$1,000	$1,020.67	$4.58
C
Actual	$1,000	$950.60	$6.39
Hypothetical (5% return before expenses)	$1,000	$1,018.65	$6.61
R6
Actual	$1,000	$955.00	$2.56
Hypothetical (5% return before expenses)	$1,000	$1,022.58	$2.65
Advisor
Actual	$1,000	$954.00	$3.20
Hypothetical (5% return before expenses)	$1,000	$1,021.93	$3.31

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.90%;
C: 1.30%; R6: 0.52%; and Advisor: 0.65%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights
Franklin Balanced Fund
		Year Ended October 31,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.86	$11.43	$10.64	$9.87	$9.61
Income from investment operations[a]:
Net investment income[b]	0.30	0.31 [c]	0.27	0.30	0.32
Net realized and unrealized gains (losses)	(0.24)	0.65	1.02	0.83	0.30
Total from investment operations	0.06	0.96	1.29	1.13	0.62
Less distributions from:
Net investment income	(0.36)	(0.36)	(0.36)	(0.36)	(0.36)
Net realized gains	(0.16)	(0.17)	(0.14)	(—)[d]	—
Total distributions	(0.52)	(0.53)	(0.50)	(0.36)	(0.36)
Net asset value, end of year	$11.40	$11.86	$11.43	$10.64	$9.87

Total return[e]	0.51%	8.66%	12.51%	11.70%	6.51%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.06%	1.09%	1.12%	1.15%	1.17%
Expenses net of waiver and payments by affiliates	1.06%[f,g]	1.09%[g]	1.10%[g]	1.01%	1.01%
Net investment income	2.56%	2.64%[c]	2.51%	2.95%	3.27%

Supplemental data
Net assets, end of year (000’s)	$2,371,133	$2,053,623	$1,354,710	$627,287	$218,625
Portfolio turnover rate	69.23%	40.54%	58.52%	58.59%	70.76%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.03 per share received in the form of a special dividend paid in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.39%.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

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44 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Balanced Fund (continued)
		Year Ended October 31,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.77	$11.34	$10.57	$9.81	$9.54
Income from investment operations[a]:
Net investment income[b]	0.21	0.23 [c]	0.20	0.23	0.25
Net realized and unrealized gains (losses)	(0.23)	0.65	0.99	0.82	0.31
Total from investment operations	(0.02)	0.88	1.19	1.05	0.56
Less distributions from:
Net investment income	(0.28)	(0.28)	(0.28)	(0.29)	(0.29)
Net realized gains	(0.16)	(0.17)	(0.14)	(—)[d]	—
Total distributions	(0.44)	(0.45)	(0.42)	(0.29)	(0.29)
Net asset value, end of year	$11.31	$11.77	$11.34	$10.57	$9.81

Total return[e]	(0.20)%	7.97%	11.62%	10.91%	5.91%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.77%	1.79%	1.82%	1.85%	1.87%
Expenses net of waiver and payments by affiliates	1.77%[f,g]	1.79%[g]	1.80%[g]	1.71%	1.71%
Net investment income	1.85%	1.94%[c]	1.81%	2.25%	2.57%

Supplemental data
Net assets, end of year (000’s)	$563,419	$492,514	$354,359	$187,991	$85,302
Portfolio turnover rate	69.23%	40.54%	58.52%	58.59%	70.76%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.03 per share received in the form of a special dividend paid in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.69%.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 45

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Balanced Fund (continued)
		Year Ended October 31,
	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.89	$11.45	$10.66	$9.89	$9.62
Income from investment operations[a]:
Net investment income[b]	0.27	0.29 [c]	0.26	0.29	0.31
Net realized and unrealized gains (losses)	(0.24)	0.66	1.01	0.82	0.30
Total from investment operations	0.03	0.95	1.27	1.11	0.61
Less distributions from:
Net investment income	(0.34)	(0.34)	(0.34)	(0.34)	(0.34)
Net realized gains	(0.16)	(0.17)	(0.14)	(—)[d]	—
Total distributions	(0.50)	(0.51)	(0.48)	(0.34)	(0.34)
Net asset value, end of year	$11.42	$11.89	$11.45	$10.66	$9.89

Total return	0.21%	8.51%	12.26%	11.46%	6.39%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.27%	1.29%	1.32%	1.35%	1.37%
Expenses net of waiver and payments by affiliates	1.27%[e,f]	1.29%[f]	1.30%[f]	1.21%	1.21%
Net investment income	2.35%	2.44%[c]	2.31%	2.75%	3.07%

Supplemental data
Net assets, end of year (000’s)	$4,699	$3,598	$3,253	$2,378	$1,928
Portfolio turnover rate	69.23%	40.54%	58.52%	58.59%	70.76%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.03 per share received in the form of a special dividend paid in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.19%.
dAmount rounds to less than $0.01 per share.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

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46 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Balanced Fund (continued)
		Year Ended
		October 31,
	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.89	$11.45	$11.08
Income from investment operations[b]:
Net investment income[c]	0.35	0.37 [d]	0.19
Net realized and unrealized gains (losses)	(0.25)	0.65	0.38
Total from investment operations	0.10	1.02	0.57
Less distributions from:
Net investment income	(0.41)	(0.41)	(0.20)
Net realized gains	(0.16)	(0.17)	—
Total distributions	(0.57)	(0.58)	(0.20)
Net asset value, end of year	$11.42	$11.89	$11.45

Total return[e]	0.81%	9.29%	5.15%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	0.70%	0.68%	1.82%
Expenses net of waiver and payments by affiliates[g]	0.67%	0.68%	0.70%
Net investment income	2.95%	3.05%[d]	2.91%

Supplemental data
Net assets, end of year (000’s)	$221	$513	$5
Portfolio turnover rate	69.23%	40.54%	58.52%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.03 per share received in the form of a special dividend paid in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.80%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 47

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Balanced Fund (continued)
		Year Ended October 31,
	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.88	$11.45	$10.66	$9.89	$9.62
Income from investment operations[a]:
Net investment income[b]	0.33	0.35 [c]	0.30	0.34	0.35
Net realized and unrealized gains (losses)	(0.24)	0.65	1.02	0.82	0.31
Total from investment operations	0.09	1.00	1.32	1.16	0.66
Less distributions from:
Net investment income	(0.39)	(0.40)	(0.39)	(0.39)	(0.39)
Net realized gains	(0.16)	(0.17)	(0.14)	(—)[d]	—
Total distributions	(0.55)	(0.57)	(0.53)	(0.39)	(0.39)
Net asset value, end of year	$11.42	$11.88	$11.45	$10.66	$9.89

Total return	0.81%	8.97%	12.82%	12.01%	6.93%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.77%	0.79%	0.82%	0.85%	0.87%
Expenses net of waiver and payments by affiliates	0.77%[e,f]	0.79%[f]	0.80%[f]	0.71%	0.71%
Net investment income	2.85%	2.94%[c]	2.81%	3.25%	3.57%

Supplemental data
Net assets, end of year (000’s)	$54,881	$41,494	$68,201	$13,779	$7,477
Portfolio turnover rate	69.23%	40.54%	58.52%	58.59%	70.76%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.03 per share received in the form of a special dividend paid in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.69%.
dAmount rounds to less than $0.01 per share.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

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48 Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2015

Franklin Balanced Fund
	Country	Shares	Value
Common Stocks 46.6%
Consumer Discretionary 3.1%
Ford Motor Co.	United States	2,500,000	$37,025,000
Nordstrom Inc.	United States	250,000	16,302,500
Target Corp.	United States	500,000	38,590,000
			91,917,500
Consumer Staples 2.0%
CVS Health Corp.	United States	230,000	22,719,400
PepsiCo Inc.	United States	350,000	35,766,500
			58,485,900
Energy 6.0%
Chevron Corp.	United States	500,000	45,440,000
Exxon Mobil Corp.	United States	600,000	49,644,000
Occidental Petroleum Corp.	United States	300,000	22,362,000
Royal Dutch Shell PLC, A, ADR	United Kingdom	419,264	21,994,590
Schlumberger Ltd.	United States	200,000	15,632,000
Total SA, B, ADR	France	500,000	24,115,000
			179,187,590
Financials 5.3%
BlackRock Inc.	United States	100,000	35,197,000
JPMorgan Chase & Co.	United States	300,000	19,275,000
Royal Bank of Canada	Canada	500,000	28,415,000
T. Rowe Price Group Inc.	United States	400,000	30,248,000
The Toronto-Dominion Bank	Canada	750,000	30,765,000
Wells Fargo & Co.	United States	300,000	16,242,000
			160,142,000
Health Care 4.1%
[a]Amgen Inc.	United States	175,000	27,681,500
AstraZeneca PLC, ADR	United Kingdom	1,000,000	31,890,000
Johnson & Johnson	United States	400,000	40,412,000
Pfizer Inc.	United States	700,000	23,674,000
			123,657,500
Industrials 7.9%
The Boeing Co.	United States	210,000	31,094,700
General Electric Co.	United States	1,250,000	36,150,000
Lockheed Martin Corp.	United States	75,000	16,487,250
Northrop Grumman Corp.	United States	125,000	23,468,750
Raytheon Co.	United States	400,000	46,960,000
Republic Services Inc.	United States	700,000	30,618,000
United Parcel Service Inc., B	United States	300,000	30,906,000
Waste Management Inc.	United States	400,000	21,504,000
			237,188,700
Information Technology 7.2%
Cisco Systems Inc.	United States	1,000,000	28,850,000
Intel Corp.	United States	1,000,000	33,860,000
Maxim Integrated Products Inc.	United States	700,000	28,686,000
Microsoft Corp.	United States	850,000	44,744,000

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Annual Report

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49

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Balanced Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Information Technology (continued)
QUALCOMM Inc.	United States	600,000	$35,652,000
Texas Instruments Inc.	United States	750,000	42,540,000
			214,332,000
Materials 4.7%
BHP Billiton PLC, ADR	Australia	500,000	16,125,000
The Dow Chemical Co.	United States	600,000	31,002,000
E. I. du Pont de Nemours and Co.	United States	500,000	31,700,000
The Mosaic Co.	United States	850,000	28,721,500
Praxair Inc.	United States	300,000	33,327,000
			140,875,500
Telecommunication Services 3.8%
AT&T Inc.	United States	900,000	30,159,000
Rogers Communications Inc., B	Canada	900,000	35,820,000
Verizon Communications Inc.	United States	1,000,000	46,880,000
			112,859,000
Utilities 2.5%
NextEra Energy Inc.	United States	150,000	15,399,000
PG&E Corp.	United States	300,000	16,020,000
Pinnacle West Capital Corp.	United States	300,000	19,053,000
Xcel Energy Inc.	United States	700,000	24,941,000
			75,413,000
Total Common Stocks (Cost $1,239,181,310)			1,394,058,690
[b]Equity-Linked Securities 9.1%
Energy 1.3%
[c]Barclays Bank PLC into Halliburton Co., 6.00%, 144A	United States	604,000	24,030,261
[c]Credit Suisse New York into Schlumberger Ltd., 6.00%, 144A	United States	200,000	15,973,820
			40,004,081
Financials 0.9%
[c]Barclays Bank PLC into Bank of America Corp., 6.00%, 144A	United States	1,500,000	25,575,000
Industrials 2.9%
[c]The Goldman Sachs Group Inc. into General Electric Co., 5.50%, 144A	United States	600,000	16,987,080
[c,d]Merrill Lynch International & Co. CV into Union Pacific Corp., 5.75%, 144A	United States	386,000	35,010,200
[c,d]Merrill Lynch International & Co. CV into United Technologies Corp., 5.00%, 144A	United States	354,000	35,046,000
			87,043,280
Information Technology 2.2%
[c]Citigroup Inc. into Apple Inc., 7.00%, 144A	United States	170,000	20,627,630
[c]Credit Suisse New York into Cisco Systems Inc., 6.00%, 144A	United States	543,000	15,640,029
[c]JPMorgan Chase & Co. into Google Inc., 4.50%, C, 144A	United States	50,000	29,569,800
			65,837,459
Materials 1.8%
[c]Deutsche Bank AG into Rio Tinto PLC, 9.00%, 144A	United Kingdom	680,000	25,430,232
[c]The Goldman Sachs Group Inc. into LyondellBasell Industries NV, 7.50%, 144A	United States	294,400	27,618,105
			53,048,337
Total Equity-Linked Securities (Cost $282,516,065)			271,508,157

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50 Annual Report

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Balanced Fund (continued)
	Country	Shares	Value
Convertible Preferred Stocks 4.8%
Financials 1.7%
American Tower Corp., 5.50%, cvt. pfd.	United States	350,000	$36,575,000
Wells Fargo & Co., 7.50%, cvt. pfd., A	United States	12,500	14,812,500
			51,387,500
Health Care 0.9%
Allergan PLC, 5.50%, cvt. pfd.	United States	25,102	26,272,506
Utilities 2.2%
Dominion Resources Inc., 6.125%, cvt. pfd., A	United States	350,000	19,533,500
Dominion Resources Inc., 6.375%, cvt. pfd., A	United States	438,900	21,782,607
NextEra Energy Inc., 5.799%, cvt. pfd.	United States	200,000	11,004,000
NextEra Energy Inc., 6.371%, cvt. pfd.	United States	260,000	13,665,600
			65,985,707
Total Convertible Preferred Stocks (Cost $137,130,252)			143,645,713
Preferred Stocks 0.4%
Financials 0.4%
Morgan Stanley, 6.375%, pfd., I	United States	310,000	8,029,000
U.S. Bancorp, 6.00%, pfd., G	United States	180,000	4,824,000
Total Preferred Stocks (Cost $12,250,000)			12,853,000

		Principal
		Amount*
Corporate Bonds 27.6%
Consumer Discretionary 3.2%
[c]CCO Safari II LLC, senior secured note, 144A, 4.908%, 7/23/25	United States	20,000,000	20,408,800
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., senior bond, 3.95%, 1/15/25	United States	11,700,000	11,664,771
Dollar General Corp., senior bond, 3.25%, 4/15/23	United States	15,000,000	14,357,355
Ford Motor Credit Co. LLC, senior note, 2.551%, 10/05/18	United States	5,000,000	5,018,365
[c]Sirius XM Radio Inc., senior bond, 144A, 5.375%, 4/15/25	United States	15,000,000	15,393,750
Tiffany & Co., senior bond, 4.90%, 10/01/44	United States	7,000,000	6,712,146
Trinity Acquisition PLC, senior note, 4.625%, 8/15/23	United Kingdom	7,000,000	7,212,835
Yum! Brands Inc., senior bond, 3.875%, 11/01/23	United States	17,950,000	16,249,004
			97,017,026
Consumer Staples 2.4%
CVS Health Corp., senior note, 3.875%, 7/20/25	United States	10,000,000	10,310,180
Kraft Foods Group Inc., senior bond, 3.50%, 6/06/22	United States	10,000,000	10,216,170
Mondelez International Inc., senior bond, 4.00%, 2/01/24	United States	15,000,000	15,691,215
Reynolds American Inc.,
[c]144A, 2.30%, 8/21/17	United States	6,100,000	6,186,730
senior note, 4.45%, 6/12/25	United States	15,000,000	15,736,230
Tyson Foods Inc., senior bond, 3.95%, 8/15/24	United States	12,100,000	12,380,163
			70,520,688
Energy 3.3%
[c]Antero Resources Corp., senior note, 144A, 5.625%, 6/01/23	United States	10,000,000	9,250,000
Energy Transfer Partners LP, senior bond, 3.60%, 2/01/23	United States	25,000,000	22,145,775
EOG Resources Inc., senior bond, 2.625%, 3/15/23	United States	5,500,000	5,380,694
[c]Ferrellgas LP/Ferrellgas Finance Corp., senior note, 144A, 6.75%, 6/15/23	United States	18,800,000	17,437,000
Kinder Morgan Energy Partners LP, senior note, 4.30%, 5/01/24	United States	12,900,000	11,597,951
[e]Linn Energy LLC/Finance Corp., senior note, 6.50%, 5/15/19	United States	11,500,000	3,047,500

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Annual Report

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51

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Balanced Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Energy (continued)
Oceaneering International Inc., senior note, 4.65%, 11/15/24	United States	9,400,000	$8,760,349
Weatherford International Ltd., senior bond, 5.95%, 4/15/42	United States	4,000,000	2,710,000
The Williams Cos. Inc., senior bond, 3.70%, 1/15/23	United States	5,000,000	4,088,730
Williams Partners LP, senior note, 3.60%, 3/15/22	United States	15,000,000	13,554,645
			97,972,644
Financials 10.8%
[f]Bank of America Corp., junior sub. bond,
AA, 6.10% to 3/17/25, FRN thereafter, Perpetual	United States	15,000,000	15,206,250
M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	10,000,000	10,450,000
Capital One Bank USA NA, senior note, 2.30%, 6/05/19	United States	14,000,000	13,923,490
Citigroup Inc.,
[f] junior sub. bond, P, 5.95% to 5/15/25, FRN thereafter, Perpetual	United States	15,000,000	14,493,750
sub. bond, 5.50%, 9/13/25	United States	10,000,000	10,978,180
Compass Bank, sub. note, 3.875%, 4/10/25	United States	15,000,000	14,001,330
Deutsche Bank AG, sub. bond, 4.296% to 5/24/23, FRN thereafter, 5/24/28	Germany	15,000,000	14,475,750
[f]General Electric Capital Corp., junior sub. bond, 7.125% to 6/15/22, FRN
thereafter, Perpetual	United States	8,000,000	9,410,000
HCP Inc., senior bond, 3.875%, 8/15/24	United States	21,700,000	21,218,716
Healthcare Trust of America Holdings LP, senior note, 3.375%, 7/15/21	United States	10,000,000	9,954,190
[f]JPMorgan Chase & Co., junior sub. bond,
I, 7.90% to 4/30/19, FRN thereafter, Perpetual	United States	10,000,000	10,402,500
V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	13,000,000	12,834,250
[c]Liberty Mutual Group Inc., senior note, 144A, 4.95%, 5/01/22	United States	7,100,000	7,664,187
[f]MetLife Inc., junior sub. note, 5.25% to 6/15/20, FRN thereafter, Perpetual	United States	8,700,000	8,803,313
[c]Mizuho Bank Ltd., senior note, 144A, 2.45%, 4/16/19	Japan	12,000,000	12,036,924
Morgan Stanley,
[f]junior sub. bond, 5.55% to 7/15/20, FRN thereafter, Perpetual	United States	10,900,000	10,900,000
senior sub. bond, 4.35%, 9/08/26	United States	15,000,000	15,280,335
Navient Corp., senior note, 6.125%, 3/25/24	United States	15,000,000	13,593,750
[c]Nippon Life Insurance Co., sub. bond, 144A, 5.10% to 10/16/24, FRN thereafter,
10/16/44	Japan	15,000,000	15,769,425
[f]PNC Financial Services Group Inc., junior sub. note, 4.85% to 6/01/23,
FRN thereafter, Perpetual	United States	12,000,000	11,308,800
Prologis LP, senior note, 4.25%, 8/15/23	United States	12,000,000	12,536,808
Prudential Financial Inc., junior sub. note, 5.875%, 9/15/42	United States	5,000,000	5,325,000
Realty Income Corp., senior bond, 3.875%, 7/15/24	United States	15,000,000	14,933,775
Royal Bank of Scotland Group PLC, sub. note,
6.125%, 12/15/22	United Kingdom	4,000,000	4,387,500
5.125%, 5/28/24	United Kingdom	10,400,000	10,679,500
Senior Housing Properties Trust, senior note, 6.75%, 12/15/21	United States	7,000,000	7,773,647
[f]Wells Fargo & Co., junior sub. bond, 5.875% to 6/15/25, FRN thereafter,
Perpetual	United States	15,000,000	15,862,500
			324,203,870
Health Care 3.1%
Actavis Funding SCS, senior bond, 4.75%, 3/15/45	United States	12,000,000	11,584,284
[c]AMAG Pharmaceuticals Inc., senior note, 144A, 7.875%, 9/01/23	United States	16,000,000	15,000,000
[c]Baxalta Inc., senior note, 144A, 4.00%, 6/23/25	United States	11,900,000	11,993,701
Biogen Inc., senior note, 3.625%, 9/15/22	United States	10,000,000	10,185,130
Celgene Corp., senior bond, 4.00%, 8/15/23	United States	10,000,000	10,345,260

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STATEMENT OF INVESTMENTS

Franklin Balanced Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Health Care (continued)
Edwards Lifesciences Corp., senior note, 2.875%, 10/15/18	United States	10,000,000	$10,187,670
HCA Inc., senior secured note, first lien, 5.00%, 3/15/24	United States	12,000,000	12,390,000
[c]Valeant Pharmaceuticals International Inc.,
senior bond, 144A, 6.125%, 4/15/25	United States	6,300,000	5,315,625
senior note, 144A, 5.875%, 5/15/23	United States	8,300,000	7,013,500
			94,015,170
Industrials 0.8%
[c]Air Canada 2013-1A Pass Through Trust, first lien, 144A, 4.125%, 11/15/26	Canada	6,499,210	6,604,822
[c]Aviation Capital Group Corp., senior note, 144A, 3.875%, 9/27/16	United States	12,000,000	12,165,000
[c]XPO Logistics Inc., senior note, 144A, 7.875%, 9/01/19	United States	5,000,000	5,050,000
			23,819,822
Information Technology 0.3%
Oracle Corp., senior note, 2.50%, 10/15/22	United States	10,000,000	9,806,290
Materials 0.9%
Crown Americas LLC/Crown Americas Capital Corp. IV, senior bond, 4.50%,
1/15/23	United States	5,000,000	5,037,500
[c]FMG Resources (August 2006) Pty. Ltd., senior secured note, 144A, 9.75%,
3/01/22	Australia	12,500,000	12,531,250
Freeport-McMoRan Inc., senior bond, 3.875%, 3/15/23	United States	7,000,000	5,509,000
Reliance Steel & Aluminum Co., senior note, 4.50%, 4/15/23	United States	4,000,000	3,776,616
			26,854,366
Telecommunication Services 1.4%
AT&T Inc., senior bond, 4.75%, 5/15/46	United States	10,000,000	9,276,630
Sprint Corp., senior note, 7.625%, 2/15/25	United States	10,000,000	8,900,000
Telefonica Emisiones SAU, senior note, 4.57%, 4/27/23	Spain	10,000,000	10,558,550
Verizon Communications Inc., senior bond, 6.55%, 9/15/43	United States	11,000,000	13,244,242
			41,979,422
Utilities 1.4%
Alabama Power Co., senior note, 2.80%, 4/01/25	United States	7,000,000	6,725,551
[c,f]EDF SA, sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	10,000,000	9,937,500
[c]Enogex LLC, senior note, 144A, 6.25%, 3/15/20	United States	5,000,000	5,481,970
[c]InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	10,000,000	8,675,000
NGL Energy Partners LP/NGL Energy Finance Corp., senior note, 6.875%,
10/15/21	United States	10,000,000	9,600,000
			40,420,021
Total Corporate Bonds (Cost $839,763,478)			826,609,319
Total Investments before Short Term Investments
(Cost $2,510,841,105)			2,648,674,879
Short Term Investments 9.4%
U.S. Government and Agency Securities (Cost $53,971,833) 1.8%
[g,h]U.S. Treasury Bill, 12/17/15 - 3/03/16	United States	53,975,000	53,965,667
Total Investments before Money Market Funds
(Cost $2,564,812,938)			2,702,640,546

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53

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Balanced Fund (continued)
	Country	Shares	Value
Money Market Funds (Cost $229,883,180) 7.6%
[i,j]Institutional Fiduciary Trust Money Market Portfolio	United States	229,883,180	$229,883,180
Total Investments (Cost $2,794,696,118) 97.9%			2,932,523,726
Options Written (0.0)%†			(452,250)
Other Assets, less Liabilities 2.1%			62,281,425
Net Assets 100.0%			$2,994,352,901

		Number of
		Contracts
k Options Written (0.0)%†
Calls — Exchange-Traded
Health Care (0.0)%†
Amgen Inc., December Strike Price $170, Expires, 12/18/15	United States	1,750	(327,250)

Puts — Exchange-Traded
Financials (0.0)%†
The Charles Schwab Corp., November Strike Price $27, Expires, 11/20/15	United States	5,000	(50,000)
Health Care (0.0)%†
Amgen Inc., December Strike Price $130, Expires, 12/18/15	United States	1,000	(48,000)
Gilead Sciences Inc., November Strike Price $90, Expires, 11/20/15	United States	2,250	(27,000)
			(75,000)
			(125,000)
Total Options Written (Premiums Received $1,094,838)			$(452,250)

See Abbreviations on page 100.
†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aA portion or all of the security is held in connection with written option contracts open at period end.
bSee Note 1(g) regarding equity-linked securities.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees.
At October 31, 2015, the aggregate value of these securities was $475,423,341, representing 15.88% of net assets.
dSecurity purchased on a delayed delivery basis. See Note 1(d).
eAt October 31, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading this security at year end.
fPerpetual security with no stated maturity date.
gThe security is traded on a discount basis with no stated coupon rate.
hSecurity or portion of the security has been pledged as collateral for written options contracts. At October 31, 2015, the value of the security pledged as collateral was
$53,965,667, representing 1.8% of net assets.
iNon-income producing.
jSee Note 3(f) regarding investments in affiliated management investment companies.
kSee Note 1(e) regarding written options.

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54 Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights
Franklin Convertible Securities Fund
		Year Ended October 31,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.97	$17.82	$14.93	$14.37	$14.55
Income from investment operations[a]:
Net investment income[b]	0.24	0.23	0.37	0.41	0.42
Net realized and unrealized gains (losses)	(0.14)	1.32	2.99	0.67	(0.06)
Total from investment operations	0.10	1.55	3.36	1.08	0.36
Less distributions from:
Net investment income	(0.39)	(0.33)	(0.47)	(0.52)	(0.54)
Net realized gains	(0.68)	(0.07)	—	—	—
Total distributions	(1.07)	(0.40)	(0.47)	(0.52)	(0.54)
Net asset value, end of year	$18.00	$18.97	$17.82	$14.93	$14.37

Total return[c]	0.66%	8.85%	22.92%	7.66%	2.35%

Ratios to average net assets
Expenses	0.86%[d,e]	0.88%[d,e]	0.88%[e]	0.90%	0.88%
Net investment income	1.33%	1.23%	2.25%	2.84%	2.77%

Supplemental data
Net assets, end of year (000’s)	$818,082	$921,134	$844,498	$602,804	$704,844
Portfolio turnover rate	17.30%	23.05%	34.69%	12.82%	23.24%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 55

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Convertible Securities Fund (continued)
		Year Ended October 31,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.73	$17.60	$14.75	$14.21	$14.39
Income from investment operations[a]:
Net investment income[b]	0.11	0.09	0.24	0.30	0.30
Net realized and unrealized gains (losses)	(0.16)	1.31	2.97	0.65	(0.06)
Total from investment operations	(0.05)	1.40	3.21	0.95	0.24
Less distributions from:
Net investment income	(0.25)	(0.20)	(0.36)	(0.41)	(0.42)
Net realized gains	(0.68)	(0.07)	—	—	—
Total distributions	(0.93)	(0.27)	(0.36)	(0.41)	(0.42)
Net asset value, end of year	$17.75	$18.73	$17.60	$14.75	$14.21

Total return[c]	(0.15)%	8.01%	22.11%	6.79%	1.60%

Ratios to average net assets
Expenses	1.61%[d,e]	1.63%[d,e]	1.63%[e]	1.65%	1.63%
Net investment income	0.58%	0.48%	1.50%	2.09%	2.02%

Supplemental data
Net assets, end of year (000’s)	$311,951	$333,034	$273,132	$211,630	$232,471
Portfolio turnover rate	17.30%	23.05%	34.69%	12.82%	23.24%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

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56 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Convertible Securities Fund (continued)

	Year Ended October 31,
	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.99	$19.21
Income from investment operations[b]:
Net investment income[c]	0.30	0.19
Net realized and unrealized gains (losses)	(0.14)	(0.17)
Total from investment operations	0.16	0.02
Less distributions from:
Net investment income	(0.38)	(0.24)
Net realized gains	(0.68)	—
Total distributions	(1.06)	(0.24)
Net asset value, end of year	$18.09	$18.99

Total return[d]	0.99%	0.11%

Ratios to average net assets[e]
Expenses[f]	0.50%	0.51%
Net investment income	1.69%	1.60%

Supplemental data
Net assets, end of year (000’s)	$5	$3,093
Portfolio turnover rate	17.30%	23.05%

aFor the period March 4, 2014 (effective date) to October 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 57

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Convertible Securities Fund (continued)
		Year Ended October 31,
	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.98	$17.83	$14.94	$14.38	$14.56
Income from investment operations[a]:
Net investment income[b]	0.29	0.28	0.41	0.45	0.47
Net realized and unrealized gains (losses)	(0.15)	1.32	2.99	0.66	(0.08)
Total from investment operations	0.14	1.60	3.40	1.11	0.39
Less distributions from:
Net investment income	(0.44)	(0.38)	(0.51)	(0.55)	(0.57)
Net realized gains	(0.68)	(0.07)	—	—	—
Total distributions	(1.12)	(0.45)	(0.51)	(0.55)	(0.57)
Net asset value, end of year	$18.00	$18.98	$17.83	$14.94	$14.38

Total return	0.87%	9.13%	23.21%	7.93%	2.60%

Ratios to average net assets
Expenses	0.61%[c,d]	0.63%[c,d]	0.63%[d]	0.65%	0.63%
Net investment income	1.58%	1.48%	2.50%	3.09%	3.02%

Supplemental data
Net assets, end of year (000’s)	$899,441	$877,190	$387,528	$196,765	$181,611
Portfolio turnover rate	17.30%	23.05%	34.69%	12.82%	23.24%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates rounds to less than 0.01%.
dBenefit of expense reduction rounds to less than 0.01%.

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58 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2015

Franklin Convertible Securities Fund
	Country	Shares	Value
Common Stocks (Cost $20,875,840) 1.3%
Utilities 1.3%
NextEra Energy Inc.	United States	262,000	$26,896,920
Convertible Preferred Stocks 20.8%
Consumer Staples 4.0%
Post Holdings Inc., 5.25%, cvt. pfd.	United States	95,200	11,582,508
Post Holdings Inc., 2.50%, cvt. pfd.	United States	231,200	28,350,900
Tyson Foods Inc., 4.75%, cvt. pfd.	United States	800,000	41,880,000
			81,813,408
Energy 1.8%
Chesapeake Energy Corp., 5.75%, cvt. pfd.	United States	18,500	7,827,813
McDermott International Inc., 6.25%, cvt. pfd.	United States	960,000	16,761,600
Rex Energy Corp., 6.00%, cvt. pfd., A	United States	250,000	8,562,500
Sanchez Energy Corp., 6.50%, cvt. pfd., B	United States	236,000	3,872,760
			37,024,673
Financials 0.8%
Wintrust Financial Corp., 5.00%, cvt. pfd.	United States	12,300	15,939,262
Health Care 2.3%
Allergan PLC, 5.50%, cvt. pfd.	United States	45,500	47,621,665
Industrials 3.9%
Stanley Black & Decker Inc., 4.75%, cvt. pfd.	United States	297,600	43,226,400
Stericycle Inc., 5.25%, cvt. pfd.	United States	380,000	35,412,200
			78,638,600
Materials 1.2%
Alcoa Inc., 5.375%, cvt. pfd.	United States	750,000	23,722,500
Telecommunication Services 3.3%
Frontier Communications Corp., 11.125%, cvt. pfd.	United States	267,060	26,473,658
T-Mobile US Inc., 5.50%, cvt. pfd.	United States	600,000	39,894,000
			66,367,658
Utilities 3.5%
Dominion Resources Inc., 6.00%, cvt. pfd., B	United States	310,000	17,440,600
Dominion Resources Inc., 6.125%, cvt. pfd., A	United States	220,000	12,278,200
Dominion Resources Inc., 6.375%, cvt. pfd., A	United States	185,200	9,191,476
Exelon Corp., 6.50%, cvt. pfd.	United States	500,000	20,880,000
The Laclede Group Inc., 6.75%, cvt. pfd.	United States	60,000	3,339,000
NextEra Energy Inc., 5.799%, cvt. pfd.	United States	164,000	9,023,280
			72,152,556
Total Convertible Preferred Stocks (Cost $449,298,945)			423,280,322

		Principal
		Amount*
Convertible Bonds 74.5%
Consumer Discretionary 11.5%
Ctrip.com International Ltd., cvt., senior note, 1.25%, 10/15/18	China	19,200,000	25,357,152
[a]GNC Holdings Inc., cvt., senior note, 144A, 1.50%, 8/15/20	United States	5,000,000	4,129,500
Iconix Brand Group Inc., cvt., senior sub. note, 2.50%, 6/01/16	United States	30,190,000	28,925,794
Jarden Corp., cvt., senior sub. bond, 1.125%, 3/15/34	United States	40,000,000	44,300,000
Liberty Interactive LLC, cvt., senior note, 0.75%, 3/30/43	United States	17,250,000	27,492,187
Liberty Media Corp., cvt., senior note, 1.375%, 10/15/23	United States	21,200,000	21,796,250
The Priceline Group Inc., cvt., senior note, 0.35%, 6/15/20	United States	35,000,000	45,500,000
Shutterfly Inc., cvt., 0.25%, 5/15/18	United States	37,465,000	36,036,647
			233,537,530

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Convertible Securities Fund (continued)
		Principal
	Country	Amount*	Value

Convertible Bonds (continued)
Energy 1.5%
Cobalt International Energy Inc., cvt.,
senior bond, 3.125%, 5/15/24	United States	25,000,000	$16,171,875
senior note, 2.625%, 12/01/19	United States	19,900,000	14,352,875
			30,524,750
Financials 2.3%
Forest City Enterprises Inc., cvt.,
A, senior note, 3.625%, 8/15/20	United States	20,250,000	22,034,531
senior note, 4.25%, 8/15/18	United States	20,000,000	23,437,500
			45,472,031
Health Care 13.1%
BioMarin Pharmaceutical Inc., cvt., senior sub. note, 1.50%, 10/15/20	United States	28,200,000	41,066,250
Brookdale Senior Living Inc., cvt., senior note, 2.75%, 6/15/18	United States	26,200,000	27,379,000
Corsicanto Ltd., cvt., senior bond, 3.50%, 1/15/32	Ireland	12,500,000	11,421,875
Depomed Inc., cvt., senior note, 2.50%, 9/01/21	United States	16,000,000	18,080,000
Fluidigm Corp., cvt., senior bond, 2.75%, 2/01/34	United States	14,418,000	9,596,981
[a]HeartWare International Inc., cvt., senior note, 144A, 1.75%, 12/15/21	United States	21,728,000	17,884,860
Illumina Inc., cvt., senior note, 0.50%, 6/15/21	United States	33,000,000	35,536,875
[a]Impax Laboratories Inc., cvt., senior note, 144A, 2.00%, 6/15/22	United States	45,000,000	41,625,000
Jazz Investments I Ltd., cvt., senior note, 1.875%, 8/15/21	United States	35,000,000	37,296,875
Pacira Pharmaceuticals Inc., cvt., senior note, 3.25%, 2/01/19	United States	5,880,000	12,300,225
Spectranetics Corp., cvt., senior note, 2.625%, 6/01/34	United States	17,000,000	13,121,875
			265,309,816
Industrials 1.8%
The KEYW Holding Corp., cvt., senior note, 2.50%, 7/15/19	United States	20,000,000	15,987,500
UTI Worldwide Inc., cvt., senior note, 4.50%, 3/01/19	United States	21,000,000	20,921,250
			36,908,750
Information Technology 42.5%
Bottomline Technologies Inc., cvt., senior note, 1.50%, 12/01/17	United States	16,400,000	18,275,750
Electronic Arts Inc., cvt., senior note, 0.75%, 7/15/16	United States	27,600,000	62,272,500
Electronics for Imaging Inc., cvt., senior note, 0.75%, 9/01/19	United States	22,000,000	23,498,750
HomeAway Inc., cvt., senior note, 0.125%, 4/01/19	United States	36,500,000	35,131,250
[a]Integrated Device Technology Inc., cvt., senior note, 144A, 0.875%, 11/15/22	United States	4,700,000	4,700,000
Intel Corp., cvt.,
junior sub., 3.25%, 8/01/39	United States	8,000,000	13,175,040
[a]junior sub. bond, 144A, 2.95%, 12/15/35	United States	19,000,000	24,201,250
junior sub. deb., 2.95%, 12/15/35	United States	2,000,000	2,547,500
Mercadolibre Inc., cvt., 2.25%, 7/01/19	Argentina	5,000,000	5,209,375
[a]Microchip Technology Inc., cvt., senior sub. note, 144A, 1.625%, 2/15/25	United States	40,000,000	41,675,000
Micron Technology Inc., cvt., senior bond,
2.125%, 2/15/33	United States	11,800,000	19,565,875
G, 3.00%, 11/15/43	United States	20,000,000	18,200,000
NetSuite Inc., cvt., senior note, 0.25%, 6/01/18	United States	36,300,000	37,003,313
Novellus Systems Inc., cvt., senior note, 2.625%, 5/15/41	United States	22,600,000	51,570,375
Palo Alto Networks Inc., cvt., zero cpn., 7/01/19	United States	32,500,000	50,435,937
Proofpoint Inc., cvt., senior note,
1.25%, 12/15/18	United States	18,075,000	33,438,750
[a]144A, 0.75%, 6/15/20	United States	12,500,000	14,078,125
Qihoo 360 Technologies Co. Ltd., cvt., senior note, 1.75%, 8/15/21	China	24,000,000	21,660,000
Salesforce.com Inc., cvt., senior note, 0.25%, 4/01/18	United States	35,200,000	45,738,000
SanDisk Corp., cvt., senior note, 0.50%, 10/15/20	United States	33,000,000	34,959,375

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Convertible Securities Fund (continued)
		Principal
	Country	Amount*	Value
Convertible Bonds (continued)
Information Technology (continued)
ServiceNow Inc., cvt., zero cpn., 11/01/18	United States	35,500,000	$44,352,812
Take-Two Interactive Software Inc., cvt., senior note, 1.00%, 7/01/18	United States	16,400,000	26,199,000
Trulia Inc., cvt., 2.75%, 12/15/20	United States	32,000,000	44,180,480
Twitter Inc., cvt., senior note, 1.00%, 9/15/21	United States	35,000,000	30,953,125
[a]VeriSign Inc., cvt., junior sub. bond, 144A, 3.25%, 8/15/37	United States	14,000,000	33,302,500
Viavi Solutions Inc., cvt., senior bond, 0.625%, 8/15/33	United States	39,900,000	38,129,437
Xilinx Inc., cvt., senior note, 2.625%, 6/15/17	United States	19,270,000	31,867,763
Yahoo! Inc., cvt., zero cpn., 12/01/18	United States	35,100,000	35,209,688
Yandex NV, cvt., senior note, 1.125%, 12/15/18	Russia	23,900,000	21,004,874
			862,535,844
Materials 1.8%
B2Gold Corp., cvt., senior sub. note, 3.25%, 10/01/18	Canada	15,400,000	13,248,620
Cemex SAB de CV, cvt., sub. note, 3.75%, 3/15/18	Mexico	24,000,000	24,082,681
			37,331,301
Total Convertible Bonds (Cost $1,344,514,369)			1,511,620,022

		Shares
Escrows and Litigation Trusts 0.2%
Financials 0.2%
[b]MF Global Holdings Ltd., Escrow Account	United States	25,000,000	3,625,000
[b,c]Motors Liquidation Co., Escrow Account	United States	376,200	—
Total Escrows and Litigation Trusts (Cost $5,223,611)			3,625,000
Total Investments before Short Term Investments
(Cost $1,819,912,765)			1,965,422,264
Short Term Investments (Cost $65,178,257) 3.3%
Money Market Funds 3.3%
[b,d]Institutional Fiduciary Trust Money Market Portfolio	United States	65,178,257	65,178,257
Total Investments (Cost $1,885,091,022) 100.1%			2,030,600,521
Other Assets, less Liabilities (0.1)%			(1,121,513)
Net Assets 100.0%			$2,029,479,008

See Abbreviations on page 100.

*The principal amount is stated in U.S. dollars unless otherwise indicated.
aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of
Trustees. At October 31, 2015, the aggregate value of these securities was $181,596,235, representing 8.95% of net assets.
bNon-income producing.
cSecurity has been deemed illiquid because it may not be able to be sold within seven days.
dSee Note 3(f) regarding investments in affiliated management investment companies.

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The accompanying notes are an integral part of these financial statements. | Annual Report 61

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights
Franklin Equity Income Fund
		Year Ended October 31,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$23.93	$22.16	$18.01	$16.58	$15.93
Income from investment operations[a]:
Net investment income[b]	0.55	0.66 [c]	0.44	0.41	0.41
Net realized and unrealized gains (losses)	0.26	1.73	4.19	1.46	0.75
Total from investment operations	0.81	2.39	4.63	1.87	1.16
Less distributions from:
Net investment income	(0.69)	(0.50)	(0.48)	(0.44)	(0.51)
Net realized gains	(1.06)	(0.12)	—	—	—
Total distributions	(1.75)	(0.62)	(0.48)	(0.44)	(0.51)
Net asset value, end of year	$22.99	$23.93	$22.16	$18.01	$16.58

Total return[d]	3.72%	10.99%	26.07%	11.43%	7.27%

Ratios to average net assets
Expenses	0.86%[e,f]	0.87%[e,f]	0.91%[f]	0.95%	0.96%
Net investment income	2.37%	2.87%[c]	2.19%	2.36%	2.48%

Supplemental data
Net assets, end of year (000’s)	$1,790,392	$1,762,318	$1,637,089	$1,305,791	$1,105,132
Portfolio turnover rate	34.09%	20.15%	33.18%	19.71%	19.45%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.17 per share received in the form of a special dividend paid in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.15%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

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62 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)
		Year Ended October 31,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$23.79	$22.04	$17.91	$16.50	$15.85
Income from investment operations[a]:
Net investment income[b]	0.37	0.49 [c]	0.28	0.28	0.29
Net realized and unrealized gains (losses)	0.27	1.71	4.18	1.45	0.74
Total from investment operations	0.64	2.20	4.46	1.73	1.03
Less distributions from:
Net investment income	(0.52)	(0.33)	(0.33)	(0.32)	(0.38)
Net realized gains	(1.06)	(0.12)	—	—	—
Total distributions	(1.58)	(0.45)	(0.33)	(0.32)	(0.38)
Net asset value, end of year	$22.85	$23.79	$22.04	$17.91	$16.50

Total return[d]	2.96%	10.14%	25.18%	10.56%	6.44%

Ratios to average net assets
Expenses	1.61%[e,f]	1.62%[e,f]	1.66%[f]	1.70%	1.71%
Net investment income	1.62%	2.12%[c]	1.44%	1.61%	1.73%

Supplemental data
Net assets, end of year (000’s)	$250,347	$241,566	$208,325	$134,746	$118,686
Portfolio turnover rate	34.09%	20.15%	33.18%	19.71%	19.45%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.17 per share received in the form of a special dividend paid in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.40%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)
		Year Ended October 31,
	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$23.93	$22.17	$18.01	$16.58	$15.93
Income from investment operations[a]:
Net investment income[b]	0.50	0.61 [c]	0.39	0.37	0.38
Net realized and unrealized gains (losses)	0.25	1.72	4.20	1.46	0.73
Total from investment operations	0.75	2.33	4.59	1.83	1.11
Less distributions from:
Net investment income	(0.63)	(0.45)	(0.43)	(0.40)	(0.46)
Net realized gains	(1.06)	(0.12)	—	—	—
Total distributions	(1.69)	(0.57)	(0.43)	(0.40)	(0.46)
Net asset value, end of year	$22.99	$23.93	$22.17	$18.01	$16.58

Total return	3.45%	10.67%	25.81%	11.16%	7.00%

Ratios to average net assets
Expenses	1.11%[d,e]	1.12%[d,e]	1.16%[e]	1.20%	1.21%
Net investment income	2.12%	2.62%[c]	1.94%	2.11%	2.23%

Supplemental data
Net assets, end of year (000’s)	$6,265	$7,305	$5,844	$4,940	$3,830
Portfolio turnover rate	34.09%	20.15%	33.18%	19.71%	19.45%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.17 per share received in the form of a special dividend paid in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.90%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

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64 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)
	Year Ended October 31,
	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$23.95	$22.18	$20.00
Income from investment operations[b]:
Net investment income[c]	0.63	0.75 [d]	0.26
Net realized and unrealized gains (losses)	0.27	1.73	2.18
Total from investment operations	0.90	2.48	2.44
Less distributions from:
Net investment income	(0.78)	(0.59)	(0.26)
Net realized gains	(1.06)	(0.12)	—
Total distributions	(1.84)	(0.71)	(0.26)
Net asset value, end of year	$23.01	$23.95	$22.18

Total return[e]	4.10%	11.38%	12.30%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	2.89%	1.78%	2.16%
Expenses net of waiver and payments by affiliates[g]	0.48%	0.50%	0.51%
Net investment income	2.75%	3.24%[d]	2.59%

Supplemental data
Net assets, end of year (000’s)	$6	$6	$6
Portfolio turnover rate	34.09%	20.15%	33.18%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.17 per share received in the form of a special dividend paid in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.51%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Equity Income Fund (continued)
		Year Ended October 31,
	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$23.96	$22.19	$18.02	$16.59	$15.94
Income from investment operations[a]:
Net investment income[b]	0.60	0.71 [c]	0.48	0.45	0.45
Net realized and unrealized gains (losses)	0.27	1.74	4.22	1.46	0.75
Total from investment operations	0.87	2.45	4.70	1.91	1.20
Less distributions from:
Net investment income	(0.75)	(0.56)	(0.53)	(0.48)	(0.55)
Net realized gains	(1.06)	(0.12)	—	—	—
Total distributions	(1.81)	(0.68)	(0.53)	(0.48)	(0.55)
Net asset value, end of year	$23.02	$23.96	$22.19	$18.02	$16.59

Total return	3.98%	11.25%	26.48%	11.69%	7.54%

Ratios to average net assets
Expenses	0.61%[d,e]	0.62%[d,e]	0.66%[e]	0.70%	0.71%
Net investment income	2.62%	3.12%[c]	2.44%	2.61%	2.73%

Supplemental data
Net assets, end of year (000’s)	$34,577	$30,166	$17,534	$10,527	$7,467
Portfolio turnover rate	34.09%	20.15%	33.18%	19.71%	19.45%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.17 per share received in the form of a special dividend paid in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.40%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

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66 Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2015

Franklin Equity Income Fund
	Country	Shares	Value
Common Stocks 89.7%
Consumer Discretionary 12.3%
Ford Motor Co.	United States	2,455,900	$36,371,878
L Brands Inc.	United States	515,100	49,439,298
Lowe’s Cos. Inc.	United States	600,000	44,298,000
NIKE Inc., B	United States	315,600	41,353,068
Starwood Hotels & Resorts Worldwide Inc.	United States	515,200	41,149,024
Target Corp.	United States	571,500	44,108,370
			256,719,638
Consumer Staples 9.2%
Anheuser-Busch InBev NV, ADR	Belgium	290,100	34,617,633
CVS Health Corp.	United States	297,000	29,337,660
The Kraft Heinz Co.	United States	404,900	31,570,053
Nestle SA	Switzerland	335,000	25,611,569
PepsiCo Inc.	United States	505,500	51,657,045
The Procter & Gamble Co.	United States	237,700	18,155,526
			190,949,486
Energy 4.1%
Chevron Corp.	United States	312,800	28,427,264
Exxon Mobil Corp.	United States	367,234	30,384,941
Royal Dutch Shell PLC, A, ADR	United Kingdom	512,000	26,859,520
			85,671,725
Financials 15.8%
Aflac Inc.	United States	536,200	34,182,750
Arthur J. Gallagher & Co.	United States	669,300	29,268,489
Bank of America Corp.	United States	974,700	16,355,466
BlackRock Inc.	United States	129,700	45,650,509
JPMorgan Chase & Co.	United States	900,000	57,825,000
MetLife Inc.	United States	671,905	33,850,574
T. Rowe Price Group Inc.	United States	450,500	34,066,810
U.S. Bancorp	United States	921,800	38,881,524
Wells Fargo & Co.	United States	725,000	39,251,500
			329,332,622
Health Care 12.5%
Anthem Inc.	United States	270,300	37,612,245
Bristol-Myers Squibb Co.	United States	649,600	42,841,120
Eli Lilly & Co.	United States	525,400	42,856,878
Johnson & Johnson	United States	332,000	33,541,960
Medtronic PLC	United States	342,900	25,347,168
Pfizer Inc.	United States	979,300	33,119,926
Sanofi, ADR	France	871,000	43,846,140
			259,165,437
Industrials 16.2%
General Electric Co.	United States	1,228,500	35,528,220
Honeywell International Inc.	United States	423,800	43,770,064
Illinois Tool Works Inc.	United States	347,700	31,967,538
Lockheed Martin Corp.	United States	223,100	49,044,073
Nielsen Holdings PLC	United States	679,600	32,287,796
Raytheon Co.	United States	293,500	34,456,900
Republic Services Inc.	United States	1,062,800	46,486,872

franklintempleton.com		Annual Report | 67

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Equity Income Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Industrials (continued)
United Parcel Service Inc., B	United States	306,600	$31,585,932
United Technologies Corp.	United States	329,700	32,445,777
			337,573,172
Information Technology 9.5%
Cisco Systems Inc.	United States	1,665,333	48,044,857
Intel Corp.	United States	711,100	24,077,846
Maxim Integrated Products Inc.	United States	1,226,000	50,241,480
Microsoft Corp.	United States	1,001,700	52,729,488
Seagate Technology PLC	United States	585,200	22,272,712
			197,366,383
Materials 3.5%
The Dow Chemical Co.	United States	814,400	42,080,048
International Paper Co.	United States	715,600	30,548,964
			72,629,012
Telecommunication Services 2.2%
Rogers Communications Inc., B	Canada	1,138,700	45,320,260
Utilities 4.4%
Dominion Resources Inc.	United States	391,100	27,936,273
Duke Energy Corp.	United States	419,690	29,995,244
NextEra Energy Inc.	United States	96,819	9,939,439
Xcel Energy Inc.	United States	673,500	23,996,805
			91,867,761
Total Common Stocks (Cost $1,437,998,980)			1,866,595,496
[a]Equity-Linked Securities 3.8%
Financials 1.4%
[b,c]The Goldman Sachs International into Charles Schwab Corp., 6.50%, 144A	United States	1,000,000	30,222,000
Information Technology 2.4%
[c]Barclays Bank PLC into Avago Technologies Ltd., 11.00%, 144A	Singapore	173,000	20,258,473
[b,c]The Goldman Sachs International into Intel Corp., 7.00%, 144A	United States	875,000	29,717,538
			49,976,011
Total Equity-Linked Securities (Cost $80,816,075)			80,198,011
Convertible Preferred Stocks 5.0%
Energy 0.3%
Chesapeake Energy Corp., 5.75%, cvt. pfd.	United States	16,000	6,770,000
Health Care 2.1%
Allergan PLC, 5.50%, cvt. pfd.	United States	41,700	43,644,471
Industrials 1.6%
Stanley Black & Decker Inc., 6.25%, cvt. pfd.	United States	279,000	33,496,740

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68 Annual Report

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Equity Income Fund (continued)
	Country	Shares	Value
Convertible Preferred Stocks (continued)
Utilities 1.0%
NextEra Energy Inc., 5.799%, cvt. pfd.	United States	370,000	$20,357,400
Total Convertible Preferred Stocks (Cost $104,371,685)			104,268,611
Total Investments before Short Term Investments
(Cost $1,623,186,740)			2,051,062,118
Short Term Investments (Cost $45,153,270) 2.2%
Money Market Funds 2.2%
[d,e]Institutional Fiduciary Trust Money Market Portfolio	United States	45,153,270	45,153,270
Total Investments (Cost $1,668,340,010) 100.7%			2,096,215,388
Other Assets, less Liabilities (0.7)%			(14,628,419)
Net Assets 100.0%			$2,081,586,969

See Abbreviations on page 100.

aSee Note 1(g) regarding equity-linked securities.
bSecurity purchased on a delayed delivery basis. See Note 1(d).
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
October 31, 2015, the aggregate value of these securities was $80,198,011, representing 3.85% of net assets.
dNon-income producing.
eSee Note 3(f) regarding investments in affiliated management investment companies.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report 69

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights
Franklin Real Return Fund
		Year Ended October 31,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.66	$10.82	$10.94	$11.06	$11.14
Income from investment operations[a]:
Net investment income[b]	0.05	0.14	0.15	0.17	0.31
Net realized and unrealized gains (losses)	(0.72)	(0.06)	(0.01)	0.01	0.03
Total from investment operations	(0.67)	0.08	0.14	0.18	0.34
Less distributions from net investment income and
net foreign currency gains	(0.07)	(0.24)	(0.26)	(0.30)	(0.42)
Net asset value, end of year	$9.92	$10.66	$10.82	$10.94	$11.06

Total return[c]	(6.32)%	0.75%	1.34%	1.67%	3.03%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.10%	1.10%	1.08%	1.06%	1.05%
Expenses net of waiver and payments by affiliates	0.90%[d]	0.90%[d]	0.90%[d]	0.90%	0.90%
Net investment income	0.43%	1.34%	1.35%	1.58%	2.76%

Supplemental data
Net assets, end of year (000’s)	$185,743	$248,313	$327,285	$411,419	$444,465
Portfolio turnover rate	26.57%	33.02%	27.91%	18.64%	37.60%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.

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70 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Real Return Fund (continued)
		Year Ended October 31,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.59	$10.76	$10.87	$11.00	$11.08
Income from investment operations[a]:
Net investment income[b]	—[c]	0.10	0.10	0.13	0.27
Net realized and unrealized gains (losses)	(0.71)	(0.07)	0.01	—[c]	0.02
Total from investment operations	(0.71)	0.03	0.11	0.13	0.29
Less distributions from net investment income and
net foreign currency gains	(0.06)	(0.20)	(0.22)	(0.26)	(0.37)
Net asset value, end of year	$9.82	$10.59	$10.76	$10.87	$11.00

Total return[d]	(6.70)%	0.22%	1.03%	1.22%	2.65%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.50%	1.50%	1.48%	1.46%	1.45%
Expenses net of waiver and payments by affiliates	1.30%[e]	1.30%[e]	1.30%[e]	1.30%	1.30%
Net investment income	0.04%	0.94%	0.95%	1.18%	2.36%

Supplemental data
Net assets, end of year (000’s)	$48,084	$68,188	$83,666	$104,682	$115,126
Portfolio turnover rate	26.57%	33.02%	27.91%	18.64%	37.60%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 71

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Real Return Fund (continued)
	Year Ended October 31,
	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.68	$10.85	$11.01
Income from investment operations[b]:
Net investment income[c]	0.10	0.21	0.09
Net realized and unrealized gains (losses)	(0.72)	(0.10)	(0.10)
Total from investment operations	(0.62)	0.11	(0.01)
Less distributions from net investment income and net foreign currency gains	(0.08)	(0.28)	(0.15)
Net asset value, end of year	$9.98	$10.68	$10.85

Total return[d]	(5.87)%	1.04%	(0.06)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.71%	0.70%	2.43%
Expenses net of waiver and payments by affiliates[f]	0.50%	0.52%	0.52%
Net investment income	0.83%	1.72%	1.73%

Supplemental data
Net assets, end of year (000’s)	$1,730	$2,034	$5
Portfolio turnover rate	26.57%	33.02%	27.91%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income, adjustments to interest income for the inflation-indexed bonds, earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

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72 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Real Return Fund (continued)
		Year Ended October 31,
	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.68	$10.85	$10.97	$11.08	$11.16
Income from investment operations[a]:
Net investment income[b]	0.05	0.18	0.18	0.20	0.35
Net realized and unrealized gains (losses)	(0.70)	(0.08)	(0.01)	0.01	0.01
Total from investment operations	(0.65)	0.10	0.17	0.21	0.36
Less distributions from net investment income and
net foreign currency gains	(0.07)	(0.27)	(0.29)	(0.32)	(0.44)
Net asset value, end of year	$9.96	$10.68	$10.85	$10.97	$11.08

Total return	(6.08)%	0.91%	1.60%	1.99%	3.27%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.85%	0.85%	0.83%	0.81%	0.80%
Expenses net of waiver and payments by affiliates	0.65%[c]	0.65%[c]	0.65%[c]	0.65%	0.65%
Net investment income	0.68%	1.59%	1.60%	1.83%	3.01%

Supplemental data
Net assets, end of year (000’s)	$37,758	$65,958	$28,042	$35,362	$45,575
Portfolio turnover rate	26.57%	33.02%	27.91%	18.64%	37.60%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2015

Franklin Real Return Fund
	Country	Shares	Value
Common Stocks 7.3%
Energy 4.7%
Anadarko Petroleum Corp.	United States	21,400	$1,431,233
California Resources Corp.	United States	6,600	26,664
Chevron Corp.	United States	18,300	1,663,104
Devon Energy Corp.	United States	13,500	566,055
Exxon Mobil Corp.	United States	26,777	2,215,529
Halliburton Co.	United States	29,000	1,113,020
Marathon Oil Corp.	United States	42,300	777,474
Noble Energy Inc.	United States	11,800	422,912
Occidental Petroleum Corp.	United States	16,500	1,229,910
[a]Peabody Energy Corp.	United States	4,160	53,206
Pioneer Natural Resources Co.	United States	4,100	562,274
Schlumberger Ltd.	United States	24,850	1,942,276
[b]Southwestern Energy Co.	United States	25,200	278,208
[b]Weatherford International PLC	United States	61,500	629,760
			12,911,625
Materials 2.6%
BHP Billiton Ltd., ADR	Australia	19,100	628,199
The Dow Chemical Co.	United States	38,100	1,968,627
Freeport-McMoRan Inc., B	United States	55,046	647,891
Goldcorp Inc.	Canada	104,000	1,333,280
Nucor Corp.	United States	25,400	1,074,420
Potash Corp. of Saskatchewan Inc.	Canada	37,700	762,671
Rio Tinto PLC, ADR	United Kingdom	17,300	631,623
[b]South32 Ltd., ADR	Australia	7,640	39,270
			7,085,981
Total Common Stocks (Cost $27,377,593)			19,997,606
Management Investment Companies
(Cost $9,361,377) 6.4%
Real Estate 6.4%
SPDR Dow Jones REIT ETF	United States	193,000	17,593,880

		Principal
		Amount*
Corporate Bonds 5.7%
Banks 0.5%
[c]CIT Group Inc., secured note, 144A, 5.50%, 2/15/19	United States	1,200,000	1,278,000
Consumer Services 0.3%
MGM Resorts International, senior note,
8.625%, 2/01/19	United States	500,000	570,000
7.75%, 3/15/22	United States	200,000	222,750
			792,750
Energy 1.5%
Chesapeake Energy Corp., senior note,
6.625%, 8/15/20	United States	1,000,000	687,500
6.125%, 2/15/21	United States	200,000	131,980
CONSOL Energy Inc., senior note,
5.875%, 4/15/22	United States	300,000	196,500
[c]144A, 8.00%, 4/01/23	United States	600,000	432,000

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Real Return Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Energy (continued)
Energy Transfer Equity LP, senior note, first lien, 7.50%, 10/15/20	United States	1,000,000	$1,080,200
[d]Linn Energy LLC/Finance Corp., senior note, 6.25%, 11/01/19	United States	1,000,000	232,500
[c]Peabody Energy Corp., second lien, 144A, 10.00%, 3/15/22	United States	1,000,000	300,000
Sabine Pass Liquefaction LLC, first lien, 5.625%, 2/01/21	United States	1,000,000	997,500
			4,058,180

Health Care Equipment & Services 0.5%
HCA Inc., senior secured bond, first lien, 5.875%, 3/15/22	United States	1,200,000	1,323,000

Materials 1.3%
ArcelorMittal, senior note, 7.00%, 2/25/22	Luxembourg	1,200,000	1,143,000
[c]FMG Resources (August 2006) Pty. Ltd., senior secured note, 144A,
9.75%, 3/01/22	Australia	500,000	501,250
Novelis Inc., senior note,
8.375%, 12/15/17	Canada	200,000	202,475
8.75%, 12/15/20	Canada	600,000	604,500
Reynolds Group Issuer Inc./LLC/SA, senior note, 8.50%, 5/15/18	United States	1,200,000	1,215,000
			3,666,225
Media 0.3%
CSC Holdings LLC, senior note, 6.75%, 11/15/21	United States	1,000,000	973,000
Pharmaceuticals, Biotechnology & Life Sciences 0.3%
[c]Valeant Pharmaceuticals International Inc., senior note, 144A, 7.50%,
7/15/21	United States	1,000,000	909,380
Telecommunication Services 1.0%
Frontier Communications Corp., senior bond,
7.625%, 4/15/24	United States	300,000	270,000
7.875%, 1/15/27	United States	300,000	256,500
Intelsat Jackson Holdings SA, senior note, 7.25%, 10/15/20	Luxembourg	1,000,000	915,000
[c]Sprint Communications Inc., senior note, 144A, 7.00%, 3/01/20	United States	1,200,000	1,264,500
			2,706,000
Total Corporate Bonds (Cost $17,682,965)			15,706,535
[e,f]Senior Floating Rate Interests 3.1%
Automobiles & Components 0.2%
Crowne Group LLC, Term Loan, 6.00%, 9/30/20	United States	135,774	135,350
FRAM Group Holdings Inc. (Autoparts Holdings), Term Loan, 7.00%, 7/29/17	United States	298,079	245,915
TI Group Automotive Systems LLC, Initial U.S. Term Loan, 4.50%, 6/25/22	United States	15,289	15,193
			396,458
Capital Goods 0.1%
Navistar Inc., Tranche B Term Loans, 6.50%, 8/07/20	United States	87,935	85,406
Onsite Rental Group Operations Pty. Ltd., Term B Loan, 5.50%, 7/30/21	United States	330,146	302,084
			387,490
Consumer Durables & Apparel 0.0%†
Jarden Corp., Tranche B1 Term Loan, 2.938%, 9/30/20	United States	26,373	26,430
Consumer Services 0.2%
24 Hour Fitness Worldwide Inc., Term Loan, 4.75%, 5/28/21	United States	45,885	41,067
ROC Finance LLC, Funded Term B Loans, 5.00%, 6/20/19	United States	277,875	262,418

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Real Return Fund (continued)
		Principal
	Country	Amount*	Value
[e,f]Senior Floating Rate Interests (continued)
Consumer Services (continued)
Seaworld Parks and Entertainment Inc., Term B-2 Loan, 3.00%, 5/14/20	United States	97,817	$92,193
			395,678
Diversified Financials 0.1%
[g]First Eagle Investment Management, First Lien Term Loan, 6.25%,
11/30/22	United States	130,000	123,500
Guggenheim Partners Investment Management Holdings LLC,
Initial Term Loan, 4.25%, 7/22/20	United States	55,393	55,463
			178,963
Energy 0.4%
Bowie Resource Holdings LLC, First Lien Initial Term Loan, 6.75%,
8/16/20	United States	207,850	203,087
Fieldwood Energy LLC, Loans, 3.875%, 10/01/18	United States	343,460	304,821
McDermott Finance LLC, Term Loan, 5.25%, 4/16/19	United States	13,736	13,495
[d]Peabody Energy Corp., Term Loan, 4.25%, 9/24/20	United States	201,409	130,580
UTEX Industries Inc., First Lien Initial Term Loan, 5.00%, 5/21/21	United States	532,356	457,826
			1,109,809
Food, Beverage & Tobacco 0.0%†
[g]B&G Foods Inc., Term Loan B, 5.25%, 11/02/22	United States	22,191	22,235
Health Care Equipment & Services 0.1%
Community Health Systems Inc., 2018 Term F Loans, 3.575%, 12/31/18	United States	186,298	185,803
Kinetic Concepts Inc., Dollar Term E-1 Loan, 4.50%, 5/04/18	United States	144,595	144,776
Millennium Health LLC, Tranche B Term Loan, 5.25%, 4/16/21	United States	73,753	26,367
			356,946
Household & Personal Products 0.0%†
FGI Operating Co. LLC (Freedom Group), Term B Loans, 5.50%, 4/19/19	United States	3,069	2,793
Materials 0.8%
Appvion Inc., Term Loan, 5.75%, 6/28/19	United States	159,310	150,946
Caraustar Industries Inc.,
Term Loan B, 8.00%, 5/01/19	United States	228,720	228,815
Term Loan C, 8.00%, 5/01/19	United States	427,067	427,246
[g]The Chemours Co. LLC, Tranche B Term Loan, 3.75%, 5/12/22	United States	219,311	200,304
Cyanco Intermediate Corp., Initial Term Loan, 5.50%, 5/01/20	United States	240,659	231,935
FMG America Finance Inc. (Fortescue Metals Group), Loans, 4.25%,
6/30/19	Australia	628,555	534,114
Ineos U.S. Finance LLC,
[g] 2018 Dollar Term Loan, 5.00%, 5/04/18	United States	24,832	24,610
Dollar Term Loan, 4.25%, 3/31/22	United States	37,569	37,147
Nexeo Solutions LLC,
Term B-1 Loan, 5.00%, 9/08/17	United States	13,548	13,040
Term B-3 Loan, 5.00%, 9/08/17	United States	13,222	12,727
OCI Beaumont LLC, Term B-3 Loan, 6.50%, 8/20/19	United States	234,168	238,558
			2,099,442
Media 0.4%
CSC Holdings Inc. (Cablevision), Initial Term Loans, 5.00%, 10/09/22	United States	108,932	109,436
Cumulus Media Holdings Inc., Term Loans, 4.25%, 12/23/20	United States	76,061	64,889
Media General Inc., Term B Loan, 4.00%, 7/31/20	United States	15,405	15,386
Radio One Inc., Term Loan B, 4.83%, 12/31/18	United States	947,998	965,181
			1,154,892

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Real Return Fund (continued)
		Principal
	Country	Amount*		Value
[e,f]Senior Floating Rate Interests (continued)
Pharmaceuticals, Biotechnology & Life Sciences 0.2%
[g]Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, 2015 Incremental
Term B Loans, 3.75%, 9/25/22	United States	186,216		$183,586
Grifols Worldwide Operations USA Inc., US Tranche B Term Loan, 3.188%,
2/27/21	United States	229,089		228,934
Valeant Pharmaceuticals International Inc., Series D-2 Tranche B Term
Loan, 3.50%, 2/13/19	United States	160,000		149,600
				562,120
Retailing 0.3%
Ascena Retail Group Inc., Tranche B Term Loan, 5.25%, 8/21/22	United States	249,320		239,815
Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	499,552		429,302
The Men’s Wearhouse Inc., Tranche B Term Loan, 4.50%, 6/18/21	United States	136,251		136,590
				805,707
Semiconductors & Semiconductor Equipment 0.0%†
M/A-COM Technology Solutions Holdings Inc., Initial Term Loan, 4.50%,
5/07/21	United States	96,281		96,642
Software & Services 0.1%
Sungard Availability Services Capital Inc., Tranche B Term Loan, 6.00%,
3/29/19	United States	451,624		391,784
Technology Hardware & Equipment 0.1%
CIENA Corp., Term Loan, 3.75%, 7/15/19	United States	32,764		32,682
[g]Dell International LLC, Term B-2 Loan, 4.00%, 4/29/20	United States	121,963		122,107
				154,789
Telecommunication Services 0.1%
Windstream Corp., Term Loan B-5, 3.50%, 8/08/19	United States	43,051		42,172
Zayo Group LLC, 2021 Term Loans, 3.75%, 5/06/21	United States	89,770		89,720
				131,892
Transportation 0.0%†
Navios Maritime Midstream Partners LP, Initial Term Loan, 5.50%, 6/18/20	Marshall Islands	86,792		85,924
[g]Navios Maritime Partners LP, Initial Term Loan, 6.50%, 6/27/18	Marshall Islands	7,000		6,956
				92,880
Total Senior Floating Rate Interests
(Cost $8,797,614)				8,366,950
Foreign Government and Agency Securities 18.9%
Government of Hungary,
[h]senior bond, Reg S, 3.875%, 2/24/20	Hungary	180,000	EUR	220,857
senior note, 6.375%, 3/29/21	Hungary	620,000		714,429
[h]senior note, Reg S, 3.50%, 7/18/16	Hungary	60,000	EUR	67,459
[h]senior note, Reg S, 4.375%, 7/04/17	Hungary	150,000	EUR	175,906
[h]senior note, Reg S, 5.75%, 6/11/18	Hungary	435,000	EUR	538,457
Government of Ireland, senior bond, 4.40%, 6/18/19	Ireland	1,200,000	EUR	1,528,537
Government of Malaysia,
senior bond, 3.814%, 2/15/17	Malaysia	6,100,000	MYR	1,436,709
senior note, 3.172%, 7/15/16	Malaysia	14,200,000	MYR	3,314,854

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77

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Real Return Fund (continued)
		Principal
	Country	Amount*		Value
Foreign Government and Agency Securities (continued)
Government of Mexico,
8.00%, 12/17/15	Mexico	1,218,000[i] MXN		$7,422,794
6.25%, 6/16/16	Mexico	630,000[i] MXN		3,880,823
Government of Poland,
5.00%, 4/25/16	Poland	11,500,000	PLN	3,023,778
[f]FRN, 1.79%, 1/25/17	Poland	15,515,000	PLN	4,013,286
[f]FRN, 1.79%, 1/25/21	Poland	9,388,000	PLN	2,390,181
Korea Monetary Stabilization Bond, senior note,
2.07%, 12/02/16	South Korea	680,000,000	KRW	598,453
1.96%, 2/02/17	South Korea	5,200,000,000	KRW	4,573,362
Korea Treasury Bond, senior note,
2.75%, 12/10/15	South Korea	1,081,700,000	KRW	948,358
2.75%, 6/10/16	South Korea	3,000,000,000	KRW	2,645,924
3.00%, 12/10/16	South Korea	9,258,500,000	KRW	8,230,660
[j]Mexican Udibonos, Index Linked, 5.00%, 6/16/16	Mexico	487,169[k] MXN		3,046,703
[l]Nota Do Tesouro Nacional, Index Linked, 6.00%,
8/15/16	Brazil	1,343[m] BRL		949,879
8/15/18	Brazil	1,270[m] BRL		881,254
5/15/45	Brazil	1,680[m] BRL		1,017,312
Total Foreign Government and Agency Securities
(Cost $62,341,104)				51,619,975
U.S. Government and Agency Securities 51.4%
[j]U.S. Treasury Note, Index Linked,
2.00%, 1/15/16	United States	39,625,605		39,597,471
2.375%, 1/15/17	United States	3,545,397		3,647,511
0.125%, 4/15/17	United States	38,823,877		38,811,220
2.625%, 7/15/17	United States	22,998,268		24,129,760
1.625%, 1/15/18	United States	32,990,918		34,196,076
Total U.S. Government and Agency Securities
(Cost $142,023,420)				140,382,038
Total Investments before Short Term Investments
(Cost $267,584,073)				253,666,984
Short Term Investments (Cost $15,555,107) 5.7%
Repurchase Agreements 5.7%
[n]Joint Repurchase Agreement, 0.036%, 11/02/15
(Maturity Value $15,555,154)	United States	15,555,107		15,555,107
BNP Paribas Securities Corp. (Maturity Value $2,647,643)
Credit Suisse Securities (USA) LLC (Maturity Value $7,943,084)
HSBC Securities (USA) Inc. (Maturity Value $3,971,542)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $992,885),
Collateralized by [o]U.S. Treasury Bill, 3/31/16 - 10/13/16; and U.S.
Treasury Note, 1.375% - 1.625%, 8/31/18 - 2/29/20
(valued at $15,879,378)
Total Investments (Cost $283,139,180) 98.5%				269,222,091
Other Assets, less Liabilities 1.5%				4,092,114
Net Assets 100.0%				$273,314,205

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Real Return Fund (continued)

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aSecurity has been deemed illiquid because it may not be able to be sold within seven days. At October 31, 2015, the aggregate value of this security was $53,206, representing 0.02% of net assets.
bNon-income producing.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of
Trustees. At October 31, 2015, the aggregate value of these securities was $4,685,130, representing 1.71% of net assets.
dAt October 31, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at year end.
eSee Note 1(h) regarding senior floating rate interests.
fThe coupon rate shown represents the rate at period end.
gA portion or all of the security purchased on a delayed delivery basis. See Note 1(d).
hSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2015, the aggregate value of these securities was $1,002,679, representing 0.37% of net assets.
i Principal amount is stated in 100 Mexican Peso Units.
j Principal amount of security is adjusted for inflation. See Note 1(j).
k Principal amount is stated in 100 Unidad de Inversion Units.
lRedemption price at maturity is adjusted for inflation. See Note 1(j).
mPrincipal amount is stated in 1,000 Brazilian Real Units.
nSee Note 1(c) regarding joint repurchase agreement.
oThe security is traded on a discount basis with no stated coupon rate.

At October 31, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(e).
			Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
Euro	MSCO	Sell	2,700,000	$3,064,811	12/17/15	$94,510	$—
Chilean Peso	DBAB	Buy	328,810,000	501,617	1/14/16	—	(29,642)
Euro	DBAB	Sell	5,265,431	5,729,315	1/14/16	—	(66,992)
Singapore Dollar	DBAB	Buy	3,787,800	2,755,565	1/14/16	—	(58,304)
Singapore Dollar	DBAB	Sell	3,787,800	2,695,751	1/14/16	—	(1,510)
Euro	DBAB	Sell	1,121,244	1,250,860	2/22/16	15,454	—
Singapore Dollar	DBAB	Buy	4,395,600	3,109,288	2/22/16	17,547	—
Singapore Dollar	DBAB	Sell	4,395,600	3,124,982	2/22/16	—	(1,852)
Chilean Peso	JPHQ	Buy	1,159,473,700	1,673,968	4/28/16	—	(26,019)
Euro	DBAB	Sell	1,445,200	1,659,812	4/28/16	64,914	—
Totals Forward Exchange Contracts						$192,425	$(184,319)
Net unrealized appreciation (depreciation)						$8,106

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 100.

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FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL STATEMENTS

Financial Statements

Statements of Assets and Liabilities
October 31, 2015

		Franklin
	Franklin	Convertible	Franklin Equity	Franklin Real
	Balanced Fund	Securities Fund	Income Fund	Return Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,564,812,938	$1,819,912,765	$1,623,186,740	$267,584,073
Cost - Non-controlled affiliates (Note 3f)	229,883,180	65,178,257	45,153,270	—
Cost - Repurchase agreements	—	—	—	15,555,107
Total cost of investments	$2,794,696,118	$1,885,091,022	$1,668,340,010	$283,139,180
Value - Unaffiliated issuers	$2,702,640,546	$1,965,422,264	$2,051,062,118	$253,666,984
Value - Non-controlled affiliates (Note 3f)	229,883,180	65,178,257	45,153,270	—
Value - Repurchase agreements	—	—	—	15,555,107
Total value of investments	2,932,523,726	2,030,600,521	2,096,215,388	269,222,091
Cash	248,536	—	—	9,735
Restricted cash (Note 1f)	—	—	—	34,000
Foreign currency, at value (cost $121, $—, $— and $2,507,889,
respectively)	122	—	—	2,512,803
Receivables:
Investment securities sold	130,415,619	1,305,248	20,775,849	508,199
Capital shares sold	5,955,526	3,704,405	2,102,880	460,613
Dividends and interest	15,203,311	6,958,273	2,474,281	1,717,839
Due from brokers	—	—	—	90,000
Unrealized appreciation on OTC forward exchange contracts	—	—	—	192,425
Other assets	541	394	396	71
Total assets	3,084,347,381	2,042,568,841	2,121,568,794	274,747,776
Liabilities:
Payables:
Investment securities purchased	82,015,635	4,700,000	36,002,826	376,923
Capital shares redeemed	4,215,406	6,566,824	2,011,748	540,334
Management fees	1,576,987	777,172	794,783	106,985
Distribution fees	966,161	434,167	579,797	66,748
Transfer agent fees	631,649	508,138	483,284	91,123
Options written, at value (premiums received $1,094,838,
$—, $— and $—, respectively)	452,250	—	—	—
Due to brokers	—	—	—	34,000
Unrealized depreciation on OTC forward exchange contracts	—	—	—	184,319
Accrued expenses and other liabilities	136,392	103,532	109,387	33,139
Total liabilities	89,994,480	13,089,833	39,981,825	1,433,571
Net assets, at value	$2,994,352,901	$2,029,479,008	$2,081,586,969	$273,314,205
Net assets consist of:
Paid-in capital	$2,867,129,505	$1,856,403,526	$1,591,111,536	$307,889,277
Undistributed net investment income (distributions in excess of
net investment income)	(305,284)	(10,070,008)	6,313,216	(4,413,356)
Net unrealized appreciation (depreciation)	138,470,196	145,509,499	427,863,546	(13,919,315)
Accumulated net realized gain (loss)	(10,941,516)	37,635,991	56,298,671	(16,242,401)
Net assets, at value	$2,994,352,901	$2,029,479,008	$2,081,586,969	$273,314,205

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80 Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN INVESTORS SECURITIES TRUST
			FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
October 31, 2015

		Franklin
	Franklin	Convertible	Franklin Equity	Franklin Real
	Balanced Fund	Securities Fund	Income Fund	Return Fund
Class A:
Net assets, at value	$2,371,133,282	$818,082,235	$1,790,391,622	$185,742,774
Shares outstanding	208,002,219	45,457,071	77,879,055	18,731,478
Net asset value per share[a]	$11.40	$18.00	$22.99	$9.92
Maximum offering price per share (net asset value
per share ÷ 94.25%, 94.25%, 94.25% and 95.75%,
respectively)	$12.10	$19.10	$24.39	$10.36
Class C:
Net assets, at value	$563,418,596	$311,951,320	$250,347,393	$48,083,662
Shares outstanding	49,827,431	17,571,038	10,955,072	4,894,612
Net asset value and maximum offering price per share[a]	$11.31	$17.75	$22.85	$9.82
Class R:
Net assets, at value	$4,698,640	—	$6,264,786	—
Shares outstanding	411,292	—	272,507	—
Net asset value and maximum offering price per share	$11.42	—	$22.99	—
Class R6:
Net assets, at value	$221,493	$4,920	$5,753	$1,730,233
Shares outstanding	19,397	272	250	173,437
Net asset value and maximum offering price per share	$11.42	$18.09	$23.01	$9.98
Advisor Class:
Net assets, at value	$54,880,890	$899,440,533	$34,577,415	$37,757,536
Shares outstanding	4,805,858	49,962,291	1,502,167	3,791,513
Net asset value and maximum offering price per share	$11.42	$18.00	$23.02	$9.96

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report 81

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL STATEMENTS

Statements of Operations
for the year ended October 31, 2015

		Franklin
	Franklin	Convertible	Franklin Equity	Franklin Real
	Balanced Fund	Securities Fund	Income Fund	Return Fund
Investment income:
Dividends	$62,096,886	$23,546,447	$67,066,592	$1,473,365
Interest	41,894,903	23,043,509	2,029	2,231,023
Inflation principal adjustments	—	—	—	663,124
Total investment income	103,991,789	46,589,956	67,068.621	4,367,512
Expenses:
Management fees (Note 3a)	18,303,204	9,795,507	9,547,609	2,065,102
Distribution fees: (Note 3c)
Class A	6,512,145	2,218,587	4,456,898	542,064
Class C	5,520,756	3,249,011	2,498,821	371,871
Class R	22,509	—	35,148	—
Transfer agent fees: (Note 3e)
Class A	2,530,916	1,081,305	2,269,341	343,355
Class C	616,380	395,406	318,092	91,346
Class R	5,024	—	8,949	—
Class R6	139	113	138	156
Advisor Class	56,337	1,116,041	40,514	85,252
Custodian fees (Note 4)	24,806	21,559	25,869	39,296
Reports to shareholders	287,793	192,692	205,408	47,274
Registration and filing fees	246,313	161,123	157,415	68,383
Professional fees	56,066	54,056	58,599	55,280
Trustees’ fees and expenses	30,376	23,891	22,874	3,951
Other	69,801	95,870	53,208	18,967
Total expenses	34,282,565	18,405,161	19,698,883	3,732,297
Expense reductions (Note 4)	(145)	(24)	(64)	(125)
Expenses waived/paid by affiliates (Notes 3f and 3g)	(177,787)	(64,083)	(46,531)	(675,187)
Net expenses	34,104,633	18,341,054	19,652,288	3,056,985
Net investment income	69,887,156	28,248,902	47,416,333	1,310,527
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	3,226,328	89,937,146	54,158,864	3,425,532
Written options (Note 6)	2,813,351	—	—	—
Foreign currency transactions	(163,212)	—	254,583	1,033,126
Net realized gain (loss)	5,876,467	89,937,146	54,413,447	4,458,658
Net change in unrealized appreciation (depreciation) on:
Investments	(70,760,688)	(114,046,752)	(28,765,096)	(26,666,852)
Written options	398,569	—	—	—
Translation of other assets and liabilities denominated in
foreign currencies	2,440	—	42,458	(600,271)
Net change in unrealized appreciation (depreciation)	(70,359,679)	(114,046,752)	(28,722,638)	(27,267,123)
Net realized and unrealized gain (loss)	(64,483,212)	(24,109,606)	25,690,809	(22,808,465)
Net increase (decrease) in net assets resulting from
operations	$5,403,944	$4,139,296	$73,107,142	$(21,497,938)

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82 Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN INVESTORS SECURITIES TRUST
			FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin		Franklin
	Balanced Fund		Convertible Securities Fund
	Year Ended October 31,		Year Ended October 31,
	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$69,887,156	$56,907,004	$28,248,902	$23,160,422
Net realized gain (loss)	5,876,467	47,138,461	89,937,146	82,062,069
Net change in unrealized appreciation (depreciation)	(70,359,679)	78,345,189	(114,046,752)	37,746,132
Net increase (decrease) in net assets
resulting from operations	5,403,944	182,390,654	4,139,296	142,968,623
Distributions to shareholders from:
Net investment income:
Class A	(70,156,845)	(53,805,163)	(18,571,018)	(16,548,915)
Class C	(13,270,654)	(10,368,963)	(4,490,159)	(3,385,775)
Class R	(129,500)	(99,616)	—	—
Class R6	(11,849)	(405,265)	(50,746)	(29,180)
Advisor Class	(1,708,745)	(2,049,327)	(21,965,450)	(13,433,835)
Net realized gains:
Class A	(27,941,174)	(21,130,494)	(33,348,512)	(3,610,981)
Class C	(6,796,815)	(5,535,467)	(12,006,606)	(1,182,145)
Class R	(50,807)	(49,346)	—	—
Class R6	(6,909)	(77)	(110,660)	—
Advisor Class	(575,222)	(1,029,638)	(30,219,160)	(1,752,124)
Total distributions to shareholders	(120,648,520)	(94,473,356)	(120,762,311)	(39,942,955)
Capital share transactions: (Note 2)
Class A	408,259,572	631,528,743	(55,036,014)	19,418,004
Class C	93,503,518	121,929,628	(4,278,396)	41,623,199
Class R	1,269,988	211,518	—	—
Class R6	(284,447)	(507,737)	(3,003,286)	3,034,117
Advisor Class	15,106,961	(29,866,192)	73,969,258	462,191,003
Total capital share transactions	517,855,592	723,295,960	11,651,562	526,266,323
Net increase (decrease) in net assets	402,611,016	811,213,258	(104,971,453)	629,291,991
Net assets:
Beginning of year	2,591,741,885	1,780,528,627	2,134,450,461	1,505,158,470
End of year	$2,994,352,901	$2,591,741,885	$2,029,479,008	$2,134,450,461
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of year	$(305,284)	$179,715	$(10,070,008)	$(45,755,051)

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The accompanying notes are an integral part of these financial statements. | Annual Report 83

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin		Franklin
	Equity Income Fund		Real Return Fund
	Year Ended October 31,		Year Ended October 31,
	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$47,416,333	$55,167,852	$1,310,527	$5,261,372
Net realized gain (loss)	54,413,447	93,535,383	4,458,658	(6,997,577)
Net change in unrealized appreciation (depreciation)	(28,722,638)	54,401,873	(27,267,123)	4,304,237
Net increase (decrease) in net assets resulting from
operations	73,107,142	203,105,108	(21,497,938)	2,568,032
Distributions to shareholders from:
Net investment income:
Class A	(52,888,906)	(37,460,224)	(1,588,071)	(6,315,367)
Class C	(5,529,325)	(3,335,356)	(394,395)	(1,348,226)
Class R	(193,924)	(128,725)	—	—
Class R6	(195)	(147)	(13,635)	(35,942)
Advisor Class	(1,042,538)	(558,920)	(472,365)	(1,166,992)
Net realized gains:
Class A	(78,681,119)	(8,968,025)	—	—
Class C	(10,878,951)	(1,168,619)	—	—
Class R	(327,751)	(32,534)	—	—
Class R6	(266)	(30)	—	—
Advisor Class	(1,523,577)	(108,872)	—	—
Total distributions to shareholders	(151,066,552)	(51,761,452)	(2,468,466)	(8,866,527)
Capital share transactions: (Note 2)
Class A	95,079,558	(6,390,580)	(46,641,225)	(74,942,273)
Class C	18,093,330	15,710,603	(15,672,201)	(14,361,649)
Class R	(751,079)	945,497	—	—
Class R6	—	—	(174,433)	2,036,837
Advisor Class	5,763,786	10,954,875	(24,725,271)	39,061,277
Total capital share transactions	118,185,595	21,220,395	(87,213,130)	(48,205,808)
Net increase (decrease) in net assets	40,226,185	172,564,051	(111,179,534)	(54,504,303)
Net assets:
Beginning of year	2,041,360,784	1,868,796,733	384,493,739	438,998,042
End of year	$2,081,586,969	$2,041,360,784	$273,314,205	$384,493,739
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of year	$6,313,216	$18,204,426	$(4,413,356)	$(7,702,543)

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84 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN INVESTORS SECURITIES TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eight separate funds, four of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The financial statements of the remaining funds in the Trust are presented separately. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Class A, Class C, Class R, Class R6 & Advisor Class
Franklin Balanced Fund
Franklin Equity Income Fund

Class A, Class C, Class R6 & Advisor Class
Franklin Convertible Securities Fund
Franklin Real Return Fund

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds, and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt and certain preferred securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Repurchase agreements are valued at cost, which approximates fair value.

Certain derivatives trade in the OTC market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable

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85

FRANKLIN INVESTORS SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

Certain or all Funds enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller,

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FRANKLIN INVESTORS SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Funds may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Funds in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Funds at year end, as indicated in the Statement of Investments, had been entered into on October 30, 2015.

d. Securities Purchased on a Delayed Delivery Basis

Certain or all Funds purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Derivative Financial Instruments

Certain or all Funds invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. Certain or all Funds attempt to reduce their exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Funds include failure of the Funds to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Funds of any net liability owed to that counterparty under the ISDA agreement. At October 31, 2015, Franklin Real Return Fund had OTC derivatives in a net liability position of $86,404 and the aggregate value of collateral pledged for such contracts was $90,000.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

e. Derivative Financial Instruments (continued)

of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

Certain or all Funds entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

Certain or all Funds purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 8 regarding investment transactions and other derivative information, respectively.

f. Restricted Cash

At October 31, 2015 certain or all Funds held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statements of Assets and Liabilities.

g. Equity-Linked Securities

Certain or all Funds invest in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statements of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Funds.

h. Senior Floating Rate Interests

Certain or all Funds invest in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Funds invest are generally readily marketable, but may be subject to certain restrictions on resale.

i. Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Funds have filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the

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FRANKLIN INVESTORS SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of October 31, 2015, and for all open tax years, each Fund has determined that no liability for unrecognized tax benefits is required in each Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as inflation principal adjustments in the Statements of Operations.

k. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest

At October 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin		Franklin
	Balanced Fund		Convertible Securities Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended October 31, 2015
Shares sold	58,341,044	$678,734,826	15,996,161	$295,084,541
Shares issued in reinvestment of distributions	8,328,938	96,129,984	2,736,597	48,590,091
Shares redeemed	(31,758,555)	(366,605,238)	(21,831,783)	(398,710,646)
Net increase (decrease)	34,911,427	$408,259,572	(3,099,025)	$(55,036,014)
Year ended October 31, 2014
Shares sold	70,233,522	$815,165,988	20,560,472	$383,527,012
Shares issued in reinvestment of distributions	6,361,863	73,139,209	1,027,227	18,842,876
Shares redeemed	(22,041,115)	(256,776,454)	(20,415,610)	(382,951,884)
Net increase (decrease)	54,554,270	$631,528,743	1,172,089	$19,418,004
Class C Shares:
Year ended October 31, 2015
Shares sold	16,412,206	$189,653,141	2,203,232	$39,873,587
Shares issued in reinvestment of distributions	1,614,671	18,479,927	751,799	13,156,989
Shares redeemed	(10,038,264)	(114,629,550)	(3,166,992)	(57,308,972)
Net increase (decrease)	7,988,613	$93,503,518	(211,961)	$(4,278,396)
Year ended October 31, 2014
Shares sold	15,225,489	$175,593,130	4,373,788	$80,504,373
Shares issued in reinvestment of distributions	1,263,947	14,379,400	200,407	3,615,096
Shares redeemed	(5,890,178)	(68,042,902)	(2,305,848)	(42,496,270)
Net increase (decrease)	10,599,258	$121,929,628	2,268,347	$41,623,199
Class R Shares:
Year ended October 31, 2015
Shares sold	163,363	$1,900,373
Shares issued in reinvestment of distributions	15,593	180,307
Shares redeemed	(70,206)	(810,692)
Net increase (decrease)	108,750	$1,269,988
Year ended October 31, 2014
Shares sold	49,487	$579,565
Shares issued in reinvestment of distributions	12,967	148,963
Shares redeemed	(43,956)	(517,010)
Net increase (decrease)	18,498	$211,518
Class R6 Shares:
Year ended October 31, 2015
Shares sold	4,434	$51,485	272	$5,000
Shares issued in reinvestment of distributions	1,610	18,640	9,077	161,165
Shares redeemed	(29,769)	(354,572)	(171,980)	(3,169,451)
Net increase (decrease)	(23,725)	$(284,447)	(162,631)	$(3,003,286)
Year ended October 31, 2014[a]
Shares sold	4,223,183	$50,203,110	161,378	$3,005,000
Shares issued in reinvestment of distributions	33,755	405,080	1,525	29,117
Shares redeemed	(4,214,267)	(51,115,927)	—	—
Net increase (decrease)	42,671	$(507,737)	162,903	$3,034,117

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		FRANKLIN INVESTORS SECURITIES TRUST
		NOTES TO FINANCIAL STATEMENTS

	Franklin		Franklin
	Balanced Fund		Convertible Securities Fund
	Shares	Amount	Shares	Amount

Advisor Class Shares:
Year ended October 31, 2015
Shares sold	3,112,842	$35,919,601	31,770,692	$581,733,680
Shares issued in reinvestment of distributions	172,717	1,998,279	2,529,808	45,025,673
Shares redeemed	(1,971,010)	(22,810,919)	(30,555,895)	(552,790,095)
Net increase (decrease)	1,314,549	$15,106,961	3,744,605	$73,969,258

Year ended October 31, 2014
Shares sold	2,648,763	$30,742,430	37,218,867	$697,062,012
Shares issued in reinvestment of distributions	251,541	2,876,344	692,532	12,858,748
Shares redeemed	(5,366,832)	(63,484,966)	(13,426,115)	(247,729,757)
Net increase (decrease)	(2,466,528)	$(29,866,192)	24,485,284	$462,191,003

[a]For the period March 4, 2014 (effective date) to October 31, 2014 for Franklin Convertible Securities Fund.

	Franklin		Franklin
	Equity Income Fund		Real Return Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended October 31, 2015
Shares sold	10,456,818	$240,034,722	2,322,585	$23,857,606
Shares issued in reinvestment of distributions	5,707,305	128,177,676	145,574	1,511,730
Shares redeemed	(11,940,634)	(273,132,840)	(7,038,513)	(72,010,561)
Net increase (decrease)	4,223,489	$95,079,558	(4,570,354)	$(46,641,225)
Year ended October 31, 2014
Shares sold	10,330,092	$237,602,884	3,579,355	$38,673,672
Shares issued in reinvestment of distributions	1,983,644	45,135,334	557,168	6,020,961
Shares redeemed	(12,525,875)	(289,128,798)	(11,073,134)	(119,636,906)
Net increase (decrease)	(212,139)	$(6,390,580)	(6,936,611)	$(74,942,273)
Class C Shares:
Year ended October 31, 2015
Shares sold	2,326,522	$53,166,635	468,524	$4,780,847
Shares issued in reinvestment of distributions	703,433	15,672,536	36,785	379,592
Shares redeemed	(2,227,554)	(50,745,841)	(2,047,828)	(20,832,640)
Net increase (decrease)	802,401	$18,093,330	(1,542,519)	$(15,672,201)
Year ended October 31, 2014
Shares sold	2,334,827	$53,392,570	859,860	$9,243,498
Shares issued in reinvestment of distributions	190,661	4,300,491	120,299	1,292,542
Shares redeemed	(1,823,609)	(41,982,458)	(2,320,740)	(24,897,689)
Net increase (decrease)	701,879	$15,710,603	(1,340,581)	$(14,361,649)

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FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest (continued)
	Franklin		Franklin
	Equity Income Fund		Real Return Fund
	Shares	Amount	Shares	Amount

Class R Shares:
Year ended October 31, 2015
Shares sold	58,721	$1,354,831
Shares issued in reinvestment of distributions	21,048	472,310
Shares redeemed	(112,528)	(2,578,220)
Net increase (decrease)	(32,759)	$(751,079)
Year ended October 31, 2014
Shares sold	93,752	$2,145,753
Shares issued in reinvestment of distributions	6,533	148,655
Shares redeemed	(58,667)	(1,348,911)
Net increase (decrease)	41,618	$945,497
Class R6 Shares[a]:
Year ended October 31, 2015
Shares sold	—	$—	34,529	$354,907
Shares issued in reinvestment of distributions	—	—	4	41
Shares redeemed	—	—	(51,465)	(529,381)
Net increase (decrease)	—	$—	(16,932)	$(174,433)
Year ended October 31, 2014
Shares sold	—	$—	220,110	$2,365,667
Shares issued in reinvestment of distributions	—	—	1,720	18,859
Shares redeemed	—	—	(31,915)	(347,689)
Net increase (decrease)	—	$—	189,915	$2,036,837
Advisor Class Shares:
Year ended October 31, 2015
Shares sold	762,782	$17,712,527	3,343,973	$34,412,614
Shares issued in reinvestment of distributions	96,069	2,160,788	43,881	456,992
Shares redeemed	(615,943)	(14,109,529)	(5,772,116)	(59,594,877)
Net increase (decrease)	242,908	$5,763,786	(2,384,262)	$(24,725,271)
Year ended October 31, 2014
Shares sold	743,489	$17,291,317	5,138,314	$55,811,393
Shares issued in reinvestment of distributions	26,209	598,539	101,280	1,100,209
Shares redeemed	(300,655)	(6,934,981)	(1,648,547)	(17,850,325)
Net increase (decrease)	469,043	$10,954,875	3,591,047	$39,061,277

aDuring the year ended October 31, 2014 and October 31, 2015, class R6 for the Franklin Equity Income Fund did not report any share transactions.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS

a. Management Fees

Franklin Balanced Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $250 million
0.675%	Over $250 million, up to and including $500 million
0.650%	Over $500 million, up to and including $1 billion
0.625%	Over $1 billion, up to and including $2.5 billion
0.600%	Over $2.5 billion, up to and including $5 billion
0.575%	Over $5 billion, up to and including $10 billion
0.550%	Over $10 billion, up to and including $15 billion
0.525%	Over $15 billion, up to and including $20 billion
0.500%	In excess of $20 billion

Franklin Convertible Securities Fund and Franklin Equity Income Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

Franklin Real Return Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $500 million
0.525%	Over $500 million, up to and including $1 billion
0.480%	Over $1 billion, up to and including $1.5 billion
0.435%	Over $1.5 billion, up to and including $6.5 billion
0.415%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

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FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pays Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

		Franklin
	Franklin	Convertible	Franklin Equity	Franklin Real
	Balanced Fund	Securities Fund	Income Fund	Return Fund
Reimbursement Plans:
Class A	0.35%	0.25%	0.25%	0.25%
Compensation Plans:
Class C	1.00%	1.00%	1.00%	0.65%
Class R	0.50%	—	0.50%	—

For Balanced Fund, the Board has set the current rate at 0.25% per year for Class A shares, effective August 1, 2015, until further notice and approval by the Board. Prior to August 1, 2015, the Board had set the rate at 0.30% per year for Class A shares.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

		Franklin
	Franklin	Convertible	Franklin Equity	Franklin Real
	Balanced Fund	Securities Fund	Income Fund	Return Fund
Sales charges retained net of commissions paid to
unaffiliated broker/dealers	$2,222,452	$158,665	$758,179	$49,784
CDSC retained	$95,472	$44,230	$25,740	$4,312

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

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FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS

For the year ended October 31, 2015, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

		Franklin
	Franklin	Convertible	Franklin Equity	Franklin Real
	Balanced Fund	Securities Fund	Income Fund	Return Fund

Transfer agent fees	$1,080,173	$811,698	$988,657	$214,196

f. Investments in Affiliated Management Investment Companies

Certain or all Funds invest in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment company, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to November 1, 2013, the waiver was accounted for as a reduction to management fees.

								% of Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares Held				Outstanding
	at Beginning	Gross	Gross	at End	Value at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)	of Year
Franklin Balanced Fund
Non-Controlled Affiliates
Institutional Fiduciary
Trust Money Market
Portfolio	95,445,564	1,390,976,294	(1,256,538,678)	229,883,180	$229,883,180	$ —	$ —	1.03%
Franklin Convertible
Securities Fund
Non-Controlled Affiliates
Institutional Fiduciary
Trust Money Market
Portfolio	39,603,650	423,059,133	(397,484,526)	65,178,257	$65,178,257	$—	$ —	0.29%
Franklin Equity
Income Fund
Non-Controlled Affiliates
Institutional Fiduciary
Trust Money Market
Portfolio	6,941,696	377,124,940	(338,913,366)	45,153,270	$45,153,270	$—	$ —	0.20%

g. Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by Franklin Real Return Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, and Advisor Class of the Fund do not exceed 0.65%, and Class R6 does not exceed 0.52% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 29, 2016.

Additionally, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until February 29, 2016. For Franklin Convertible Securities Fund, there were no Class R6 transfer agent fees waived during the year ended October 31, 2015.

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FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended October 31, 2015, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At October 31, 2015, the capital loss carryforwards were as follows:

	Franklin	Franklin Real
	Balanced Fund	Return Fund
Capital loss carryforwards subject to expiration:
2016	$—	$1,161,482
2017	—	1,207,907
2018	—	1,206,586
Capital loss carryforwards not subject to expiration:
Short term	10,604,468	593,952
Long term	—	12,064,324
Total capital loss carryforwards	$10,604,468	$16,234,251

The tax character of distributions paid during the years ended October 31, 2015 and 2014, was as follows:

	Franklin		Franklin Convertible
	Balanced Fund		Securities Fund
	2015	2014	2015	2014
Distributions paid from:
Ordinary income	$85,303,669	$71,799,480	$62,644,614	$33,397,705
Long term capital gain	35,344,851	22,673,876	58,117,697	6,545,250
	$120,648,520	$94,473,356	$120,762,311	$39,942,955

	Franklin		Franklin
	Equity Income Fund		Real Return Fund
	2015	2014	2015	2014
Distributions paid from:
Ordinary income	$82,741,067	$41,483,372	$2,468,466	$8,866,527
Long term capital gain	68,325,485	10,278,080	—	—
	$151,066,552	$51,761,452	$2,468,466	$8,866,527

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FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS

At October 31, 2015, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

		Franklin
	Franklin	Convertible	Franklin Equity	Franklin Real
	Balanced Fund	Securities Fund	Income Fund	Return Fund
Cost of investments	$2,797,205,962	$1,910,377,498	$1,666,162,557	$289,041,890

Unrealized appreciation	$221,768,520	$282,531,535	$469,506,927	$10,836,405
Unrealized depreciation	86,450,427	(162,308,512)	(39,454,096)	(30,656,204)
Net unrealized appreciation (depreciation)	$135,317,764	$120,223,023	$430,052,831	$(19,819,799)

Undistributed ordinary income	$587,833	$15,365,688	$6,726,420	$1,606,592
Undistributed long term capital gains	—	37,635,992	54,080,485	—
Distributable earnings	$587,833	$53,001,680	$60,806,905	$1,606,592

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended October 31, 2015, were as follows:

		Franklin
	Franklin	Convertible	Franklin Equity	Franklin Real
	Balanced Fund	Securities Fund	Income Fund	Return Fund
Purchases	$2,106,210,570	$356,013,805	$689,653,506	$82,496,505
Sales	$1,813,452,835	$416,072,935	$697,448,222	$163,887,762

Transactions in options written during the year ended October 31, 2015, were as follows:
	Number of
	Contracts	Premiums
Franklin Balanced Fund
Options outstanding at October 31, 2014	2,500	$406,518
Options written	44,567	5,283,352
Options expired	(24,587)	(2,356,380)
Options exercised	(10,480)	(1,641,642)
Options closed	(2,000)	(597,010)
Options outstanding at October 31, 2015	10,000	$1,094,838

See Notes 1(e) and 8 regarding derivative financial instruments and other derivative information, respectively.

7. Credit Risk

At October 31, 2015, Franklin Balanced Fund, Franklin Convertible Securities Fund and Franklin Real Return Fund had 7.70%, 67.92% and 9.53%, respectively, of their portfolio invested in high yield securities, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

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FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS

8. Other Derivative Information

At October 31, 2015, the Funds’investments in derivative contracts are reflected in the Statements of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Statements of Assets and		Statements of Assets and
Hedging Instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value
Franklin Balanced Fund
Equity contracts	Investments in securities, at value	$—	Options written, at value	$452,250
Franklin Real Return Fund
Foreign exchange contracts	Unrealized appreciation on OTC		Unrealized depreciation on OTC
	forward exchange contracts	$192,425	swap contracts	$184,319

For the year ended October 31, 2015, the effect of derivative contracts in the Funds’ Statements of Operations was as follows:

					Net Change
					in Unrealized
Derivative Contracts		Net Realized			Appreciation
Not Accounted for as	Statements of Operations	Gain(Loss) for		Statements of Operations	(Depreciation)
Hedging Instruments	Locations	the Year		Locations	for the Year
	Net realized gain (loss) from:			Net change in unrealized
				appreciation (depreciation) on:
Franklin Balanced Fund
Foreign exchange contracts	Foreign currency transactions	$74,419	[a]	Translation of other assets	$(74,419)[a]
				and liabilities denominated in
				foreign currencies
Equity contracts	Written options	2,813,351		Written options	398,569
Totals		$2,887,770			$324,150

Franklin Real Return Fund
Foreign exchange contracts	Foreign currency transactions	$1,621,932	[a]	Translation of other assets and	$(631,766)[a]
				liabilities denominated in foreign
				currencies

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statements of Operations.

For Franklin Balanced Fund and Franklin Real Return Fund for the year ended October 31, 2015, the average month end fair value of derivatives represented 0.03% and 0.47% of each Fund’s average month end net assets, respectively. The average month end number of open derivative contracts for the year was 2 and 10 respectively, for each fund.

See Note 1(e) regarding derivative financial instruments.

9. Credit Facility

Certain or all Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers,

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FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS

including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended October 31, 2015, the Funds did not use the Global Credit Facility.

10. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of October 31, 2015, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Franklin Balanced Fund
Assets:
Investments in Securities:
Equity Investments:[a]	$1,550,557,403	$—	$—		$1,550,557,403
Equity-Linked Securities	—	271,508,157	—		271,508,157
Corporate Bonds	—	826,609,319	—		826,609,319
Short Term Investments	283,848,847	—	—		283,848,847
Total Investments in Securities	$1,834,406,250	$1,098,117,476		$ —	$2,932,523,726
Liabilities:
Other Financial Instruments
Options Written	$452,250	$—	$—		$452,250
Franklin Convertible Securities Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Staples	$41,880,000	$39,933,408	$—		$81,813,408
Energy	—	33,151,913	3,872,760		37,024,673
Financials	—	15,939,262	—		15,939,262
Industrials	43,226,400	35,412,200	—		78,638,600
Utilities	95,710,476	3,339,000	—		99,049,476
Other Equity Investments[b]	137,711,823	—	—		137,711,823
Convertible Bonds	—	1,511,620,022	—[c]		1,511,620,022
Escrows and Litigation Trusts	—	3,625,000	—		3,625,000
Short Term Investments	65,178,257	—	—		65,178,257
Total Investments in Securities	$383,706,956	$1,643,020,805	$3,872,760		$2,030,600,521

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NOTES TO FINANCIAL STATEMENTS

10. Fair Value Measurements (continued)
	Level 1	Level 2	Level 3	Total
Franklin Equity Income Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Energy	$85,671,725	$6,770,000	$—	$92,441,725
Other Equity Investments[b]	1,878,422,382	—	—	1,878,422,382
Equity-Linked Securities	—	80,198,011	—	80,198,011
Short Term Investments	45,153,270	—	—	45,153,270
Total Investments in Securities	$2,009,247,377	$86,968,011	—	$2,096,215,388
Franklin Real Return Fund
Assets:
Investments in Securities:
Equity Investments[a,b]	$37,591,486	$—	$—	$37,591,486
Corporate Bonds	—	15,706,535	—	15,706,535
Senior Floating Rate Interests	—	8,366,950	—	8,366,950
Foreign Government and Agency Securities	—	51,619,975	—	51,619,975
U.S. Government and Agency Securities	—	140,382,038	—	140,382,038
Short Term Investments	—	15,555,107	—	15,555,107
Total Investments in Securities	$37,591,486	$231,630,605	$—	$269,222,091
Other Financial Instruments
Forward Exchange Contracts	$—	$192,425	$—	$192,425

Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$184,319	$—	$184,319

aIncludes common, preferred, convertible preferred stocks and management investment companies.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at October 31, 2015.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

11. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Counterparty		Currency		Selected Portfolio
DBAB	Deutsche Bank AG	BRL	Brazilian Real	ADR	American Depositary Receipt
JPHQ	JP Morgan Chase & Co.	EUR	Euro	ETF	Exchange Traded Fund
MSCO	Morgan Stanley	KRW	South Korean Won	FRN	Floating Rate Note
		MXN	Mexican Peso	MF	Multi-Family
		MYR	Malaysian Ringgit	REIT	Real Estate Investment Trust
		PLN	Polish Zloty	SPDR	S&P Depositary Receipt

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Investors Securities Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Balanced Fund, Franklin Convertible Securities Fund, Franklin Equity Income Fund and Franklin Real Return Fund, hereafter referred to as the “Funds”) at October 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 18, 2015

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds hereby report the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended October 31, 2015:

Franklin	Franklin
Convertible	Equity
Securities Fund	Income Fund
$58,117,694	$69,325,485

Under Section 871(k)(2)(C) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as short term capital gain dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2015:

Franklin	Franklin
Convertible	Equity
Securities Fund	Income Fund
$17,583,466	$23,104,101

Under Section 854(b)(1)(A) of the Code, the Funds hereby report the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 2015:

	Franklin	Franklin	Franklin
Franklin	Convertible	Equity	Real
Balanced Fund	Securities Fund	Income Fund	Return Fund
52.05%	16.02%	62.29%	17.96%

Under Section 854(b)(1)(B) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2015:

	Franklin	Franklin	Franklin
Franklin	Convertible	Equity	Real
Balanced Fund	Securities Fund	Income Fund	Return Fund
$55,096,716	$11,225,994	$65,563,979	$747,259

Distributions, including qualified dividend income, paid during calendar year 2015 will be reported to shareholders on Form 1099-DIV by mid-February 2016. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Franklin Convertible Securites Fund hereby report the maximum amount allowable but no less than $12,012,854 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2015.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1986	146	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since 2014	121	Avis Budget Group Inc. (car rental)
One Franklin Parkway				(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing communi-
				cations services) (2011-present) and
				H.J. Heinz Company (processed foods
				and allied products) (1998-2006).
Principal Occupation During at Least the Past 5 Years:
Senior Advisor, Strategic Investment Group (investment management group) (August 2015); director of various companies; and formerly,
Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director,
Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension
Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 1998	146	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				RTI International Metals, Inc. (manu-
				facture and distribution of titanium)
				(1999-present), Canadian National
				Railway (railroad) (2001-present),
				White Mountains Insurance Group,
				Ltd. (holding company) (2004-present)
				and H.J. Heinz Company (processed
				foods and allied products) (1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet
(1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary
for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	146	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and
formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Frank A. Olson (1932)	Trustee	Since 2005	146	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2007	146	Cbeyond, Inc. (business communi-
One Franklin Parkway				cations provider) (2010-2012), The
San Mateo, CA 94403-1906				Southern Company (energy company)
(2014-present; previously 2010-2012)
and Graham Holdings Company
(education and media organization)
(2011-present).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc.
(consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011);
Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	121	None
One Franklin Parkway	Independent	2007 and
San Mateo, CA 94403-1906	Trustee	Lead Independent
Trustee since 2008

Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2013	163	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Rupert H. Johnson, Jr. (1940) Chairman of		Chairman of the	146	None
One Franklin Parkway	the Board,	Board since 2013,
San Mateo, CA 94403-1906	Trustee and	Trustee since 1987
	Vice President	and Vice President
since 1986

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Mark Boyadjian (1964)	Vice President	Since 2003	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC;
and officer of 45 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin
Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Richard Hsu (1973)	Vice President	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Advisers, Inc.; and officer of three of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948)	President and	President since	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive 1993 and Chief
San Mateo, CA 94403-1906	Officer –	Executive Officer –
	Investment	Investment
	Management	Management
since 2002
Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC;
and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Madeline Lam (1969)	Vice President	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South and Templeton Investment
Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid Tofigh (1972)	Vice President	Since	Not Applicable	Not Applicable
One Franklin Parkway		November 2015
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective April 30, 2015, Sam Ginn ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that
Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from
1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such princi-
ples in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange
Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301.

At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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FRANKLIN TEMPLETON INVESTMENTS

Annual Report
and Shareholder Letter
October 31, 2015

Franklin Investors Securities Trust

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents
Annual Report
Economic and Market Overview	3
Franklin Adjustable U.S. Government Securities Fund	4
Franklin Floating Rate Daily Access Fund	13
Franklin Low Duration Total Return Fund	23
Franklin Total Return Fund	33
Financial Highlights and Statements of Investments	43
Financial Statements	121
Notes to Financial Statements	126
Report of Independent Registered
Public Accounting Firm	151
Tax Information	152
Board Members and Officers	153
Shareholder Information	158

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Economic and Market Overview

U.S. economic growth improved during the 12 months ended October 31, 2015. After recording a small gain in 2015’s first quarter, the economy strengthened in the second quarter but moderated in the third quarter despite healthy consumer spending. Businesses cut back on inventories, exports slowed, and state and local governments reduced their spending. Non-manufacturing activities expanded during the 12-month period, contributing to new jobs and helping drive down the unemployment rate to 5.0% at period-end, the lowest level in seven years.1 Housing market data were generally encouraging as existing home sales and prices rose amid low mortgage rates. Retail sales generally rose for the 12-month period as strong employment gains led to broad-based improvement, especially for auto and auto component sales. After two consecutive declines, monthly inflation, as measured by the Consumer Price Index, rose in October as prices for energy and other goods increased.

During the period, the Federal Reserve (Fed) kept its target interest rate at 0%–0.25% while considering when an increase might be appropriate. Although global financial markets anticipated an increase, in September and October the Fed kept interest rates unchanged and said it expected moderate economic expansion, but it would monitor developments domestically and abroad.

The 10-year Treasury yield, which moves inversely to price, shifted throughout the period. It began at 2.35% in October 2014, declined to a period low of 1.68% in late January 2015 and ended the period at 2.16%. The yield movements seemed to reflect investor uncertainty given concerns about domestic data, Greece’s debt issues, the Fed’s timing for raising interest rates and events in China. Hopes of additional stimulus measures from the global central banks to boost their respective economies and diminished concerns over the Chinese economy also affected Treasury yields.

The foregoing information reflects our analysis and opinions as of October 31, 2015. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

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3

Franklin Adjustable U.S. Government Securities Fund

This annual report for Franklin Adjustable U.S. Government Securities Fund covers the fiscal year ended October 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high level of current income while providing lower volatility of principal than a fund that invests in fixed-rate securities by investing at least 80% of its net assets in adjustable-rate U.S. government mortgage securities, which are issued or guaranteed by the U.S. government, its agencies or instrumentalities.1 The Fund’s investments may include securities issued by Ginnie Mae (GNMA) and government-sponsored entities, such as Fannie Mae (FNMA) and Freddie Mac (FHLMC).2

Performance Overview

The Fund’s Class A shares had a -0.24% cumulative total return for the 12 months under review. In comparison, the Fund’s benchmark, the Barclays U.S. Government Index: 1-2 Year Component, posted a +0.51% total return.3 The index measures public obligations of the U.S. Treasury with one to two years to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We employ a conservative investment strategy as we strive to produce solid performance in a variety of interest rate climates. We choose securities using a value-oriented approach, emphasizing the bonds’ economic fundamentals in relation to comparable securities as well as their historical prepayment performance.

Manager’s Discussion

U.S. economic indicators were generally encouraging during the Fund’s fiscal year. Growth expanded throughout the year driven by an increase in consumer and investment spending, as the labor market continued to improve. Moderate domestic growth contrasted with a decline in the rate of foreign growth. As a result, the U.S. dollar strengthened against other major currencies, creating a headwind for U.S. exports. The housing market showed signs of continued strength with an increase in home sales and a rise in property values, which were also supported by a shrinking level of supply in that sector. Housing credit remained tight even as mortgage interest rates remained near historically low levels. The Federal Reserve decided against raising the federal funds rate at its Federal Open Market Committee meeting in October 2015, leaving the target rate at historically low levels. The committee intends to monitor U.S. employment and inflation in deciding whether it would be appropriate to raise the target interest rate at its next meeting.

The Fund employed a conservative strategy that invested primarily in adjustable-rate mortgage securities (ARMs) that are either explicitly or implicitly backed by the U.S. government.1 During the period, the Fund invested predominantly in securities issued or guaranteed by FNMA and FHLMC. The Fund took a collateral-intensive research approach to analyze the

1. Securities owned by the Fund, but not shares of the Fund, are issued or guaranteed by the U.S. government, its agencies or instrumentalities, including government-
sponsored entities, as to timely payment of principal and interest.
2. Although U.S. government-sponsored entities may be chartered by acts of Congress, their securities are neither issued nor guaranteed by the U.S. government.
Please see the Fund’s prospectus for a detailed discussion regarding various levels of credit support for government agency or instrumentality securities.
The Fund’s yield and share price are not guaranteed and will vary with market conditions.
3. Source: Barclays.
The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the
Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 48.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Dividend Distributions*
11/1/14–10/31/15
		Dividend per Share (cents)
					Advisor
Month	Class A	Class A1 Class C		Class R6	Class
November	0.7544	0.9984	0.4457	1.1909	0.9362
December	0.8625	1.0123	0.5478	1.1706	1.0602
January	0.7912	0.9028	0.5061	1.0586	0.9701
February	0.8735	0.9775	0.6080	1.1233	1.0405
March	0.8211	0.9321	0.5205	1.1093	1.0113
April	0.8222	0.9329	0.5380	1.0888	0.9910
May	0.7627	0.8715	0.4906	1.0215	0.9384
June	0.8890	0.9984	0.5888	1.1740	1.0790
July	0.8222	0.9345	0.5295	1.0945	1.0059
August	0.8079	0.9194	0.5155	1.0797	0.9861
September	0.8473	0.9538	0.5673	1.1093	1.0245
October	0.8530	0.9622	0.5731	1.1035	1.0315
Total	9.9070	11.3958	6.4309	13.3240	12.0747

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

prepayment behavior of individual ARMs to identify those with the most attractive prepayment profiles and focused on seasoned ARMs. Such securities have typically been through several interest rate cycles and therefore tend to be less sensitive to changes in interest rates, compared to newer issued counterparts. We have found such securities historically have experienced lower volatility than comparable maturity Treasuries and have provided more consistent income. We continued to focus on seasoned, post-reset FNMA and FHLMC ARM positions with average coupons below 3%.

Although mortgage rates have moved lower, mortgage credit has remained constrained, and actual prepayment levels have been relatively low. The Fund’s focus on seasoned, short duration, high-quality ARMs that tend to be less sensitive to interest rate changes benefited performance, as did the Fund’s post-reset LIBOR indexed securities.4 ARM prices, however, declined moderately and did not keep pace with Treasury performance, which hurt the Fund’s relative performance.

Thank you for your continued participation in Franklin Adjustable U.S. Government Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4. The London Interbank Offered Rate (LIBOR) is the interest rate banks charge each other for loans. LIBOR is a widely used benchmark for short-term interest rates.
See www.franklintempletondatasources.com for additional data provider information.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Performance Summary as of October 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	10/31/15	10/31/14		Change
A (FISAX)	$8.55	$8.67	-$	0.12
A1 (FAUGX)	$8.54	$8.67	-$	0.13
C (FCSCX)	$8.54	$8.66	-$	0.12
R6 (N/A)	$8.55	$8.68	-$	0.13
Advisor (FAUZX)	$8.55	$8.68	-$	0.13

Distributions[1] (11/1/14–10/31/15)
Dividend
Share Class	Income
A	$0.099070
A1	$0.113958
C	$0.064309
R6	$0.133240
Advisor	$0.120747

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

PERFORMANCE SUMMARY

Performance as of 10/31/152

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A/A1: 2.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual	Total Annual
Share Class	Total Return[3]	Total Return[4]	Total Return (9/30/15)[5]	Operating Expenses[6]
A				0.93%
1-Year	-0.24%	-2.49%	-2.39%
5-Year	+3.30%	+0.20%	+0.20%
10-Year	+24.39%	+1.97%	+1.97%
A1[7]				0.78%
1-Year	-0.19%	-2.44%	-2.33%
5-Year	+3.42%	+0.23%	+0.22%
10-Year	+24.54%	+1.98%	+1.98%
C				1.33%
1-Year	-0.65%	-1.63%	-1.64%
5-Year	+1.25%	+0.25%	+0.27%
10-Year	+19.52%	+1.80%	+1.80%
R6				0.56%
1-Year	+0.03%	+0.03%	+0.15%
Since Inception (9/20/13)	+1.25%	+0.59%	+0.61%
Advisor[8]				0.68%
1-Year	-0.11%	-0.11%	0.00%
5-Year	+4.48%	+0.88%	+0.90%
10-Year	+26.74%	+2.40%	+2.39%

	Distribution	30-Day Standardized Yield[10]
Share Class	Rate[9]	(with waiver)	(without waiver)
A	1.19%	0.26%	0.25%
A1	1.34%	0.42%	0.42%
C	0.82%	-0.13%	-0.13%
R6	1.57%	0.63%	0.63%
Advisor	1.47%	0.51%	0.51%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

All investments involve risks, including possible loss of principal. Interest rate movements, unscheduled mortgage prepayments and other risk factors will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class A1:	Effective 6/18/14, Class A1 shares were established for shareholders of Franklin Limited Maturity U.S. Government Securities Fund – Class A as a result of its reorganization into this Fund on the same date. Class A1 shares are closed to new investors.
Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Performance for Class A1 has been calculated as follows: (a) for periods prior to 6/18/14, Franklin Adjustable U.S. Government Securities Fund’s Class A performance is used, and (b) for periods after 6/18/14, actual Class A1 performance is used, reflecting all charges and fees applicable to that class.
8. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08 actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were
+13.39% and +1.70%.
9. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Classes C,
R6 and Advisor) per share on 10/31/15.
10. The 30-day standardized yield for the 30 days ended 10/31/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
11. Source: Morningstar. The Barclays U.S. Government Index: 1-2 Year Component includes public obligations of the U.S. Treasury with at least one year up to, but not including, two years to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the
U.S. government.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 5/1/15	Value 10/31/15	Period* 5/1/15–10/31/15
A
Actual	$1,000	$996.50	$4.53
Hypothetical (5% return before expenses)	$1,000	$1,020.67	$4.58
A1
Actual	$1,000	$997.20	$3.78
Hypothetical (5% return before expenses)	$1,000	$1,021.42	$3.82
C
Actual	$1,000	$994.50	$6.54
Hypothetical (5% return before expenses)	$1,000	$1,018.65	$6.61
R6
Actual	$1,000	$997.20	$2.67
Hypothetical (5% return before expenses)	$1,000	$1,022.53	$2.70
Advisor
Actual	$1,000	$996.60	$3.27
Hypothetical (5% return before expenses)	$1,000	$1,021.93	$3.31

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.91%;
A1: 0.75%; C: 1.31%; R6: 0.53%; and Advisor: 0.66%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Franklin Floating Rate Daily Access Fund

This annual report for Franklin Floating Rate Daily Access Fund covers the fiscal year ended October 31, 2015.

Your Fund’s Goals and Main Investments

The Fund seeks to provide a high level of current income and, secondarily, preservation of capital by investing at least 80% of its net assets in income-producing floating interest rate corporate loans and corporate debt securities.

What are corporate loans?

Corporate loans are typically floating rate loans to corporate borrowers made by a group, or syndicate, of banks and other financial institutions. These loans provide capital to companies for varied purposes, such as merger and acquisition activity, leveraged buyouts or refinancings. These loans are typically syndicated to a group of investors.

Performance Overview

The Fund’s Class A shares had a -0.37% cumulative total return for the 12 months under review. In comparison, the Fund’s benchmark, the Credit Suisse Leveraged Loan Index (CS LLI), which is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market, posted a +0.81% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 16.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Corporate Loan Market Overview

During the one-year period, sharply declining commodity prices and uncertainty around global economic growth contributed to periods of volatility in the credit markets, including the loan market. The heightened uncertainty surrounding the global economy especially impacted issuers with exposure to commodities, including energy and metals and minerals issuers. However, technical conditions managed to support loans over time, as collateralized loan obligation (CLO) issuance provided a significant source of demand and heavy outflows from loan

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

retail vehicles subsided, while activity in the primary market was relatively subdued.

Issuance in the primary market was relatively low during the period, amid market volatility toward the end of 2014 and more restrained refinancing and leveraged buyout (LBO) activity later in the period. Although new volume related to mergers and acquisitions increased, many of the deals were related to strategic corporate buyers, rather than LBO transactions that would bring significant new supply to the market. Furthermore, guidelines issued by U.S. federal agencies that sought to increase scrutiny on highly leveraged transactions helped to discourage new LBOs.

Although new regulations regarding risk retention were expected to possibly curtail new CLO volume, issuance of new vehicles resumed at a relatively strong pace, as many new CLOs were able to structure their deals to seek compliance. In addition to dealing with possible regulatory constraints, new vehicles also faced challenging arbitrage conditions as more loans refinanced at tighter spreads in the middle of the period and managers had difficulty sourcing collateral for new vehicles due to anemic new loan supply. Nonetheless, liability spreads tightened further and loan spreads eventually widened, helping to provide the needed arbitrage to launch new vehicles. Offsetting the demand from new CLOs were continued outflows from loan retail vehicles. Although redemptions moderated following the end of 2014, outflows resumed toward the end of

1. Source: Credit Suisse Group.
The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 55.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

Dividend Distributions*
11/1/14–10/31/15
		Dividend per Share (cents)
Month	Class A	Class C	Class R6	Advisor Class
November	3.1279	2.8514	3.3703	3.3027
December	3.7489	3.4266	4.0207	3.9521
January	3.4783	3.1864	3.6995	3.6628
February	3.2371	2.9629	3.4660	3.4095
March	3.6293	3.3152	3.8795	3.8270
April	3.4152	3.1196	3.6657	3.6017
May	3.1391	2.8529	3.3966	3.3199
June	3.4822	3.1694	3.7433	3.6804
July	3.1584	2.8566	3.3987	3.3490
August	3.2403	2.9411	3.4700	3.4292
September	3.1937	2.9066	3.4075	3.3746
October	3.2987	3.0152	3.4936	3.4791
Total	40.1491	36.6039	43.0114	42.3880

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

the period amid an increase in volatility and a more uncertain interest rate outlook.

The default rate by principal amount declined during the period after a large electrical utility default from the prior year was no longer included in the calculation. Over the year, a handful of issuers, including oil and gas producers and coal producers, contributed to the default rate amid the ongoing impact of slower global growth and lower commodity prices. However, issuers in the loan market continued to report improved earnings, and support from fundamental factors, including expected steady U.S. growth and a lack of near-term maturities, led forecasts for the default rate over the next year to remain subdued.

Investment Strategy

We use a detailed credit analysis process to select corporate loan and corporate debt securities that meet our criteria. We conduct ongoing credit monitoring of our investments. To help manage the credit risk associated with investing in securities rated below investment grade (or if unrated, of comparable quality), we seek to diversify the Fund by investing in a large number of loans of companies that we have identified as having attractive risk/reward profiles, favorable capital structures, strong asset coverage and dominant market shares. This diversification potentially reduces credit risk by spreading assets across many different industries.

In addition, we seek to exploit market inefficiencies by assigning forward-looking credit-risk tiers to issuers based upon our forward-looking analysis of the issuers’ prospects in the near term. This independent analysis enables us to express differences between backward-looking rating assignments of credit-risk tiers and our analysts’ forward-looking assessment of credit risk, thereby allowing us to potentially take advantage of credit risks the market may be overstating or avoid uncompensated credit risks the market may not have adequately identified.

Manager’s Discussion

During the one-year period under review, the Fund underper-formed its benchmark, the CS LLI. Over the period, upper tier loans in the CS LLI returned +3.13%, middle tier returned +1.29% and lower tier returned -13.62%.1 The Fund benefited from its allocation and loan selection within the lower tier, while its underweighting in the middle tier contributed to its performance later in the period. However, the Fund’s loan selection within the upper and middle tiers detracted from its relative performance.

The top contributors to the Fund’s performance included issuers that benefited from stronger principal returns or term loans with relatively higher coupons, which were able to offset flat or slightly negative price changes. The term loan of Sun Products, a large detergent manufacturer, contributed to performance after the company continued to report better-than-expected results and an improved competitive environment. Moreover, the term loan of Caesars Entertainment Resort Properties, a gaming company, reported strong financial results and traded higher.

Detractors from relative performance included issuers that were negatively impacted by commodity price declines, including energy and metals and minerals producers. Samson Investment, an oil and gas producer, was among the portfolio’s poorest performers, amid uncertainty surrounding recovery value in its term loan due to lower energy prices. Peabody Energy, a coal producer, also detracted from performance amid continued low demand for coal. In addition to sector headwinds related to commodity prices, our investment in Millennium Health’s term loan detracted from performance after the company reported weaker-than-expected financial results and a challenging outlook.

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Top 10 Holdings
10/31/15
Company	% of Total
Sector/Industry	Net Assets

FMG America Finance Inc. (Australia)	2.5%
Diversified Metals & Mining
Community Health Systems Inc.	2.4%
Health Care Facilities
MoneyGram International Inc.	2.2%
Data Processing & Outsourced Services
Valeant Pharmaceuticals International Inc.	2.2%
Pharmaceuticals
Alinta Energy Finance Pty. Ltd. (Australia)	2.1%
Electric Utilities
Caraustar Industries Inc.	1.9%
Forest Products
Fitness International LLC	1.7%
Leisure Facilities
Caesars Entertainment Resort Properties LLC	1.7%
Casinos & Gaming
Peabody Energy Corp.	1.6%
Coal & Consumable Fuels
PowerShares Senior Loan Portfolio ETF	1.6%
Diversified Capital Markets

During the period, the Fund’s transactions focused on continuing to increase the weighting of loans in the upper tier segment of the index. Our largest upper tier investments included term loans that we purchased at what we considered significant discounts to par in the secondary market and which we believed to be trading below their intrinsic value. Purchases also included deals in the primary market that launched with relatively attractive spreads due to market volatility, in our analysis. Moreover, our largest sales included middle tier issuers that generated lower income relative to their credit tier.

To manage liquidity, the Fund used iShares iBoxx $ High Yield Corporate Bond ETF and PowerShares Senior Loan ETF, which are exchange-traded funds (ETFs) that seek to track the high yield bond market and leveraged loan market. We invested in these ETFs to maintain liquid exposure to the credit market while seeking to maintain sufficient daily liquidity for our shareholders. We also purchased and sold protection in the High Yield Credit Default Swap Index, an index of high yield bond credit default swaps providing synthetic exposure to the high yield bond market, to maintain additional exposure to the credit market, or alternatively, to protect against further credit market volatility. Our combined exposure in these instruments was limited to no more than 3% of the Fund’s net assets during the period.

What is a credit default swap?

A credit default swap, or CDS, is an agreement between two parties whereby the buyer receives credit protection from the seller. The buyer makes periodic payments over the term of the agreement in return for a payment by the seller in the event of a default or other credit event.

Thank you for your continued participation in Franklin Floating Rate Daily Access Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND

Performance Summary as of October 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	10/31/15	10/31/14		Change
A (FAFRX)	$8.61	$9.04	-$	0.43
C (FCFRX)	$8.61	$9.05	-$	0.44
R6 (N/A)	$8.60	$9.05	-$	0.45
Advisor (FDAAX)	$8.61	$9.05	-$	0.44

Distributions[1] (11/1/14–10/31/15)
Dividend
Share Class	Income
A	$0.401491
C	$0.366039
R6	$0.430114
Advisor	$0.423880

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FRANKLIN FLOATING RATE DAILY ACCESS FUND
PERFORMANCE SUMMARY

Performance as of 10/31/152

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 2.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual	Total Annual Operating Expenses[6]
Share Class	Total Return[3]	Total Return[4]	Total Return (9/30/15)[5]	(with waiver)	(without waiver)
A				0.84%	0.85%
1-Year	-0.37%	-2.63%	-2.40%
5-Year	+16.45%	+2.62%	+2.94%
10-Year	+35.30%	+2.84%	+2.88%
C				1.24%	1.25%
1-Year	-0.87%	-1.82%	-1.60%
5-Year	+14.16%	+2.68%	+3.00%
10-Year	+30.04%	+2.66%	+2.70%
R6				0.51%	0.53%
1-Year	-0.16%	-0.16%	+0.08%
Since Inception (5/1/13)	+4.04%	+1.59%	+1.72%
Advisor				0.59%	0.60%
1-Year	-0.23%	-0.23%	0.00%
5-Year	+17.92%	+3.35%	+3.67%
10-Year	+38.58%	+3.32%	+3.37%

	Distribution	30-Day Standardized Yield[8]
Share Class	Rate[7]	(with waiver)	(without waiver)
A	4.56%	5.92%	5.91%
C	4.26%	5.64%	5.64%
R6	4.94%	6.38%	6.37%
Advisor	4.92%	6.33%	6.32%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

**Class R6** (5/1/13–10/31/15)

$15,000
$10,000
$5,000
5/13
10/13
10/14
10/15
$10,528
$10,404
Franklin Floating Rate Daily Access Fund
CS LLI

### Average Annual Total Return

| Class R6 | 10/31/15 |
| --- | --- |
| 1-Year | -0.16% |
| Since Inception (5/1/13) | +1.59% |

**Advisor Class** (11/1/05–10/31/15)

$20,000
$15,000
$10,000
$5,000
11/05
10/07
10/09
10/11
10/13
10/15
$15,331
$13,858
Franklin Floating Rate Daily Access Fund
CS LLI

### Average Annual Total Return

| Advisor Class | 10/31/15 |
| --- | --- |
| 1-Year | -0.23% |
| 5-Year | +3.35% |
| 10-Year | +3.32% |

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FRANKLIN FLOATING RATE DAILY ACCESS FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Investors should be aware that the Fund’s share price and yield will fluctuate with market conditions. The Fund should not be considered an alternative to money market funds or certificates of deposit (CDs). The floating rate loans and debt securities in which the Fund invests tend to be rated below investment grade. Investing in higher yielding, lower rated, floating rate loans and debt securities involves greater risk of default, which could result in loss of principal — a risk that may be heightened in a slowing economy. Interest earned on floating rate loans varies with changes in prevailing interest rates. Therefore, while floating rate loans offer higher interest income when interest rates rise, they will also generate less income when interest rates decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Classes C,
R6 and Advisor) per share on 10/31/15.
8. The 30-day standardized yield for the 30 days ended 10/31/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
9. Source: Credit Suisse Group. The CS LLI is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. Loans must be below investment grade and rated no higher than Baa/BB+ or Ba1/BBB+ by Moody’s or S&P.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

FRANKLIN FLOATING RATE DAILY ACCESS FUND

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN FLOATING RATE DAILY ACCESS FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 5/1/15	Value 10/31/15	Period* 5/1/15–10/31/15
A
Actual	$1,000	$974.80	$4.13
Hypothetical (5% return before expenses)	$1,000	$1,021.02	$4.23
C
Actual	$1,000	$972.90	$6.12
Hypothetical (5% return before expenses)	$1,000	$1,019.00	$6.26
R6
Actual	$1,000	$977.40	$2.54
Hypothetical (5% return before expenses)	$1,000	$1,022.63	$2.60
Advisor
Actual	$1,000	$976.00	$2.89
Hypothetical (5% return before expenses)	$1,000	$1,022.28	$2.96

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.83%;
C: 1.23%; R6: 0.51%; and Advisor: 0.58%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Franklin Low Duration Total Return Fund

This annual report for Franklin Low Duration Total Return Fund covers the fiscal year ended October 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high level of current income as is consistent with prudent investing, while seeking capital preservation. The Fund invests primarily in investment-grade debt securities, including government and corporate debt securities and mortgage- and asset-backed securities, targeting an estimated average portfolio duration of three years or less.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

Performance Overview

The Fund’s Class A shares had a -0.02% cumulative total return for the 12 months under review. In comparison, the Fund’s benchmark, the Barclays U.S. Government/Credit Index: 1-3 Year Component, posted a +0.87% total return.1 The index tracks public obligations of the U.S. Treasury with one to three years to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. You can find more of the Fund’s performance data in the Performance Summary beginning on page 26.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We seek to invest in a combination of fixed income securities, primarily from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities across the entire fixed income opportunity set, on a relative basis. When making investment decisions, we evaluate business cycles, yield curves, and values between and within markets. Through a low duration portfolio, we seek to position the Fund to be less affected by interest rate changes than a fund with a higher duration. In addition, we may use derivative transactions, such as currency forwards, futures contracts and swap agreements to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks.

What is a yield curve?

The yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity rates. The most frequently reported yield curve compares three-month, two-year and 30-year U.S. Treasury debt.

What is a currency forward contract?

A currency forward contract, or a currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What are swap agreements?

Swap agreements, such as interest rate, fixed income total return, currency, inflation index and credit default swaps, are contracts between the Fund and another party (the swap coun-terparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

Manager’s Discussion

U.S. economic indicators were generally encouraging during the Fund’s fiscal year. Growth expanded throughout the year driven

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 68.

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*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.
**Rounds to less than 0.1% of total net assets.

by an increase in consumer and investment spending, as the labor market continued to improve. Moderate domestic growth contrasted with a decline in the rate of foreign growth. As a result, the U.S. dollar strengthened against other major currencies, creating a headwind for U.S. exports. The housing market showed signs of continued strength with an increase in home sales and a rise in property values, which were also supported by a shrinking level of supply in that sector. Housing credit remained tight even as mortgage interest rates remained near historically low levels. The Federal Reserve decided against raising the federal funds rate at its Federal Open Market Committee meeting in October 2015, leaving the target rate at historically low levels. The committee intends to monitor U.S. employment and inflation in deciding whether it would be appropriate to raise the target interest rate at its next meeting.

From a perspective of excess returns over Treasuries, senior secured floating rate loans performed well. Investors’ search for protection from interest rate risk helped the asset class outperform Treasuries as measured by the Credit Suisse Leveraged

Dividend Distributions*
11/1/14–10/31/15
		Dividend per Share (cents)
Month	Class A	Class C	Class R6	Advisor Class
November	1.1118	0.8014	1.4051	1.3095
December**	9.2737	8.9863	9.5737	9.4782
January	1.0979	0.7900	1.3961	1.2874
February	0.7358	0.5485	0.9155	0.8549
March	0.0254	—	0.0569	0.0462
April	1.3161	0.9655	1.6458	1.5349
May	1.2113	0.9019	1.5194	1.4154
June	1.2840	0.9651	1.5816	1.4815
July	0.9895	0.7522	1.2222	1.1437
August	—	—	—	—
September	1.4004	1.0790	1.7062	1.6031
October	1.4107	1.0836	1.7261	1.6206
Total	19.8566	16.8735	22.7486	21.7754

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
**Includes an additional 8.2 cent per share distribution to meet excise tax requirements.

Loan Index. Other major fixed income sectors that delivered positive excess returns, as measured by Barclays indexes, included asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS). In contrast, high yield corporate credit, U.S. dollar-denominated emerging market bonds and U.S. investment-grade corporate securities under-performed Treasuries.

During the period, the Fund’s CMBS exposure benefited performance. Our exposure to non-U.S. yield curves, senior secured floating rate loans and non-agency residential mortgage-backed securities (RMBS) also contributed to results. In contrast, the Fund’s defensive U.S. yield curve positioning was a detractor as yield curve movements had a negative impact relative to the benchmark. Our exposure to high yield corporate credit and investment-grade corporate bonds also detracted from results.

At period-end, we were overweighted compared to the benchmark in many of the credit sectors, including corporate credit and securitized products, based on our belief that valuations remained relatively attractive on a longer term basis. Over the period, we increased our allocations to high yield and investment-grade corporate credit and CMBS. We decreased our exposure

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FRANKLIN LOW DURATION TOTAL RETURN FUND

to certain Treasury positions, international bonds and ABS, as well as foreign currencies and assets denominated in foreign currencies.

During the period, the portfolio utilized derivatives, including credit default and currency swaps, currency forwards, Treasury futures, interest rate swaps and currency and credit default swap options, principally as a tool for efficient portfolio management and to manage overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies, interest rates, countries, duration or credit risks in a less expensive way than by directly purchasing securities. In those markets where portfolio securities are readily available, the cost difference in normal market conditions may be small.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

Thank you for your continued participation in Franklin Low Duration Total Return Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN LOW DURATION TOTAL RETURN FUND

Performance Summary as of October 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	10/31/15	10/31/14		Change
A (FLDAX)	$9.91	$10.11	-$	0.20
C (FLDCX)	$9.90	$10.11	-$	0.21
R6 (FLRRX)	$9.95	$10.14	-$	0.19
Advisor (FLDZX)	$9.95	$10.14	-$	0.19

Distributions[1] (11/1/14–10/31/15)
Dividend
Share Class	Income
A	$0.198566
C	$0.168735
R6	$0.227486
Advisor	$0.217754

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PERFORMANCE SUMMARY

Performance as of 10/31/152

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 2.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual	Total Annual Operating Expenses[6]
Share Class	Total Return[3]	Total Return[4]	Total Return (9/30/15)[5]	(with waiver)	(without waiver)
A				0.81%	0.94%
1-Year	-0.02%	-2.24%	-2.49%
5-Year	+7.03%	+0.91%	+0.93%
10-Year	+37.82%	+3.03%	+2.97%
C				1.21%	1.34%
1-Year	-0.41%	-1.39%	-1.64%
3-Year	+1.52%	+0.50%	+0.46%
Since Inception (10/1/12)	+1.69%	+0.55%	+0.46%
R6				0.43%	0.56%
1-Year	+0.37%	+0.37%	+0.11%
Since Inception (5/1/13)	+2.48%	+0.98%	+0.86%
Advisor[7]				0.56%	0.69%
1-Year	+0.27%	+0.27%	+0.02%
5-Year	+8.38%	+1.62%	+1.67%
10-Year	+40.63%	+3.47%	+3.42%

	Distribution	30-Day Standardized Yield[9]
Share Class	Rate[8]	(with waiver)	(without waiver)
A	1.67%	1.37%	1.20%
C	1.31%	0.98%	0.81%
R6	2.08%	1.79%	1.67%
Advisor	1.95%	1.66%	1.49%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN LOW DURATION TOTAL RETURN FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

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FRANKLIN LOW DURATION TOTAL RETURN FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Interest rate movements and mortgage prepayments will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. Some derivatives are particularly sensitive to changes in interest rates. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has an expense reduction contractually guaranteed through at least 2/29/16 and a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction, and fee waiver, to the extent applicable;
without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Effective 5/15/08, the Fund began offering Advisor class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08 actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were
+24.52% and +2.98%.
8. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Classes C,
R6 and Advisor) per share on 10/31/15.
9. The 30-day standardized yield for the 30 days ended 10/31/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
10. Source: Morningstar. The Barclays U.S. Government/Credit Index: 1-3 Year Component includes dollar-denominated investment grade corporate debt and non-native currency agency and local authority debt, sovereign, supranational, and taxable municipal debt, public obligations of the U.S. Treasury with at least one year up to, but not including, three years to final maturity, and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the
U.S. government.
11. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN LOW DURATION TOTAL RETURN FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 5/1/15	Value 10/31/15	Period* 5/1/15–10/31/15
A
Actual	$1,000	$993.30	$4.02
Hypothetical (5% return before expenses)	$1,000	$1,021.17	$4.08
C
Actual	$1,000	$991.80	$6.02
Hypothetical (5% return before expenses)	$1,000	$1,019.16	$6.11
R6
Actual	$1,000	$994.80	$2.11
Hypothetical (5% return before expenses)	$1,000	$1,023.09	$2.14
Advisor
Actual	$1,000	$994.30	$2.76
Hypothetical (5% return before expenses)	$1,000	$1,022.43	$2.80

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.80%;
C: 1.20%; R6: 0.42%; and Advisor: 0.55%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Franklin Total Return Fund

This annual report for Franklin Total Return Fund covers the fiscal year ended October 31, 2015.

Your Fund’s Goals and Main Investments

The Fund seeks to provide high current income, consistent with preservation of capital. Capital appreciation over the long term is a secondary goal. The Fund invests at least 80% of its assets in investment-grade debt securities and investments. The Fund currently focuses on government and corporate debt securities and mortgage- and asset-backed securities.

Performance Overview

The Fund’s Class A shares had a -0.05% cumulative total return for the 12 months under review. In comparison, the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which measures the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities, posted a +1.96% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 36.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We seek to invest in a combination of fixed income securities, predominantly from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities, across the entire fixed income opportunity set, on a relative basis. The Fund may also invest up to 20% of its total assets in noninvestment-grade debt securities. In addition, we may use derivative transactions, such as currency and cross-currency forwards, futures contracts and swap agreements, to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks.

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.
**Rounds to less than 0.1% of total net assets.

What is a currency forward contract?

A currency forward contract, or a currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 97.

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FRANKLIN TOTAL RETURN FUND

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What are swap agreements?

Swap agreements, such as interest rate, fixed income total return, currency, inflation index and credit default swaps, are contracts between the Fund and another party (the swap coun-terparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

Manager’s Discussion

U.S. economic indicators were generally encouraging during the Fund’s fiscal year. Growth expanded throughout the year driven by an increase in consumer and investment spending, as the labor market continued to improve. Moderate domestic growth contrasted with a decline in the rate of foreign growth. As a result, the U.S. dollar strengthened against other major currencies, creating a headwind for U.S. exports. The housing market showed signs of continued strength with an increase in home sales and a rise in property values, which were also supported by a shrinking level of supply in that sector. Housing credit remained tight even as mortgage interest rates remained near historically low levels. The Federal Reserve decided against raising the federal funds rate at its Federal Open Market Committee meeting in October 2015, leaving the target rate at historically low levels. The committee intends to monitor U.S. employment and inflation in deciding whether it would be appropriate to raise the target interest rate at its next meeting.

From a perspective of excess returns over Treasuries, senior secured floating rate loans performed well. Investors’ search for protection from interest rate risk helped the asset class outperform Treasuries as measured by the Credit Suisse Leveraged Loan Index. Other major fixed income sectors that

Dividend Distributions*
11/1/14–10/31/15
		Dividend per Share (cents)
					Advisor
Month	Class A	Class C	Class R	Class R6	Class
November	1.5559	1.2410	1.3587	1.8785	1.7554
December** 17.1094		16.8402	16.9413	17.3868	17.2811
January	0.7813	0.6144	0.6772	0.9527	0.8870
February	0.4896	0.3444	0.3988	0.6380	0.5810
March	0.3005	0.2442	0.2654	0.3566	0.3363
April	1.6126	1.2849	1.4083	1.9382	1.8204
May	1.3749	1.0852	1.1943	1.6619	1.5588
June	1.6858	1.3761	1.4921	1.9952	1.8830
July	1.3015	1.0700	1.1572	1.5327	1.4497
August	0.4145	0.3050	0.3462	0.5249	0.4846
September	1.9549	1.6581	1.7696	2.2615	2.1452
October	2.0996	1.7734	1.8993	2.4592	2.3108
Total	30.6805	27.8369	28.9084	33.5862	32.4933

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
**Includes an additional 15.8 cent per share distribution to meet excise tax requirements.

delivered positive excess returns, as measured by Barclays indexes, included asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS). In contrast, high yield corporate credit, U.S. dollar-denominated emerging market bonds and U.S. investment-grade corporate securities underperformed Treasuries.

During the period, the Fund’s exposure to non-U.S. yield curves contributed to performance. The Fund’s exposure to CMBS, senior secured floating rate debt and foreign currencies also aided results. In contrast, the Fund’s defensive U.S. yield curve positioning was a detractor as yield curve movements had a negative impact on the Fund relative to its benchmark. The Fund’s exposure to high yield corporate credit and investment-grade corporate bonds, as well as to tax-exempt municipal bonds, also detracted from performance.

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FRANKLIN TOTAL RETURN FUND

What is a yield curve?

The yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity rates. The most frequently reported yield curve compares three-month, two-year and 30-year U.S. Treasury debt.

At period-end, we were overweighted compared to the benchmark in many of the credit sectors, including corporate credit and most securitized products, based on our belief that valuations remained relatively attractive on a longer term basis. Over the period, we increased our allocations to investment-grade corporate credit, MBS and below investment-grade corporate credit. We decreased our exposure to international bonds, certain Treasury positions and ABS as we found better relative opportunities.

During the period, the portfolio utilized derivatives, including credit default and currency swaps, currency forwards, Treasury futures, interest rate swaps and currency and credit default swap options, principally as a tool for efficient portfolio management and to manage overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies, interest rates, countries, duration or credit risks in a less expensive way than by directly purchasing securities. In those markets where portfolio securities are readily available, the cost difference in normal market conditions may be small.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

Thank you for your continued participation in Franklin Total Return Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN TOTAL RETURN FUND

Performance Summary as of October 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	10/31/15	10/31/14		Change
A (FKBAX)	$9.87	$10.18	-$	0.31
C (FCTLX)	$9.84	$10.16	-$	0.32
R (FTRRX)	$9.85	$10.17	-$	0.32
R6 (FRERX)	$9.91	$10.20	-$	0.29
Advisor (FBDAX)	$9.91	$10.20	-$	0.29

Distributions[1] (11/1/14–10/31/15)
Share Class	Dividend Income
A	$0.306805
C	$0.278369
R	$0.289084
R6	$0.335862
Advisor	$0.324933

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FRANKLIN TOTAL RETURN FUND
PERFORMANCE SUMMARY

Performance as of 10/31/152

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual	Total Annual Operating Expenses[6]
Share Class	Total Return[3]	Total Return[4]	Total Return (9/30/15)[5]	(with waiver)	(without waiver)
A				0.89%	0.94%
1-Year	-0.05%	-4.28%	-4.39%
5-Year	+18.01%	+2.47%	+2.46%
10-Year	+59.84%	+4.35%	+4.17%
C				1.29%	1.34%
1-Year	-0.43%	-1.40%	-1.58%
5-Year	+15.73%	+2.97%	+2.94%
10-Year	+53.55%	+4.38%	+4.21%
R				1.14%	1.19%
1-Year	-0.32%	-0.32%	-0.41%
5-Year	+16.49%	+3.10%	+3.09%
10-Year	+55.87%	+4.54%	+4.37%
R6				0.46%	0.51%
1-Year	+0.44%	+0.44%	+0.15%
Since Inception (5/1/13)	+3.62%	+1.43%	+1.08%
Advisor				0.64%	0.69%
1-Year	+0.33%	+0.33%	+0.04%
5-Year	+19.55%	+3.64%	+3.63%
10-Year	+64.06%	+5.08%	+4.89%

	Distribution	30-Day Standardized Yield[8]
Share Class	Rate[7]	(with waiver)	(without waiver)
A	2.44%	2.39%	2.35%
C	2.16%	2.09%	2.04%
R	2.31%	2.25%	2.19%
R6	2.98%	2.95%	2.89%
Advisor	2.80%	2.76%	2.71%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN TOTAL RETURN FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN TOTAL RETURN FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

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FRANKLIN TOTAL RETURN FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

All investments involve risks, including possible loss of principal. Interest rate movements and mortgage prepayments will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The risks associated with higher yielding, lower rated securities (commonly called junk bonds) include higher risk of default and loss of principal. Investment in foreign securities also involves special risks, including currency fluctuations, and political and economic uncertainty. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has an expense reduction contractually guaranteed through at least 2/29/16 and a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable;
without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Classes C,
R, R6 and Advisor) per share on 10/31/15.
8. The 30-day standardized yield for the 30 days ended 10/31/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
9. Sources: Morningstar. The Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively.
10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN TOTAL RETURN FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 5/1/15	Value 10/31/15	Period* 5/1/15–10/31/15
A
Actual	$1,000	$984.00	$4.30
Hypothetical (5% return before expenses)	$1,000	$1,020.87	$4.38
C
Actual	$1,000	$982.40	$6.30
Hypothetical (5% return before expenses)	$1,000	$1,018.85	$6.41
R
Actual	$1,000	$983.00	$5.55
Hypothetical (5% return before expenses)	$1,000	$1,019.61	$5.65
R6
Actual	$1,000	$986.60	$2.25
Hypothetical (5% return before expenses)	$1,000	$1,022.94	$2.29
Advisor
Actual	$1,000	$986.00	$3.05
Hypothetical (5% return before expenses)	$1,000	$1,022.13	$3.11

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.86%;
C: 1.26%; R: 1.11%; R6: 0.45%; and Advisor: 0.61%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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			FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights
Franklin Adjustable U.S. Government Securities Fund
			Year Ended October 31,
	2015		2014		2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.67		$8.72		$8.90	$8.84	$8.90
Income from investment operations[a]:
Net investment income	0.019		0.043		0.048	0.078	0.103
Net realized and unrealized gains (losses)	(0.040)		0.006		(0.098)	0.117	0.011
Total from investment operations	(0.021)		0.049		(0.050)	0.195	0.114
Less distributions from net investment income	(0.099)		(0.099)		(0.130)	(0.135)	(0.174)
Net asset value, end of year	$8.55		$8.67		$8.72	$8.90	$8.84

Total return[b]	(0.24)%		0.56%		(0.56)%	2.22%	1.30%

Ratios to average net assets
Expenses	0.91	%c	0.93	%c	0.87%	0.87%	0.86%
Net investment income	0.39%		0.48%		0.63%	0.91%	1.16%

Supplemental data
Net assets, end of year (000’s)	$848,918		$1,058,838		$1,105,674	$1,308,971	$1,470,029
Portfolio turnover rate	9.98%		14.18%		8.66%	9.69%	19.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
cBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

franklintempleton.com

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The accompanying notes are an integral part of these financial statements. | Annual Report 43

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)
	Year Ended
	October 31,
	2015	2014 [a]
Class A1
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.67	$8.68
Income from investment operations[b]:
Net investment income	0.046	0.018
Net realized and unrealized gains (losses)	(0.062)	0.010
Total from investment operations	(0.016)	0.028
Less distributions from net investment income	(0.114)	(0.038)
Net asset value, end of year	$8.54	$8.67

Total return[c]	(0.19)%	0.32%

Ratios to average net assets[d]
Expenses[e]	0.75%	0.78%
Net investment income	0.55%	0.63%

Supplemental data
Net assets, end of year (000’s)	$198,670	$253,021
Portfolio turnover rate	9.98%	14.18%

aFor the period June 18, 2014 (effective date) to October 31, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

|

44 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

		FRANKLIN INVESTORS SECURITIES TRUST
			FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)
		Year Ended October 31,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.66	$8.71	$8.90	$8.83	$8.89
Income from investment operations[a]:
Net investment income (loss)	(0.013)	(0.004)	0.006	0.042	0.064
Net realized and unrealized gains (losses)	(0.043)	0.018	(0.101)	0.128	0.015
Total from investment operations	(0.056)	0.014	(0.095)	0.170	0.079
Less distributions from net investment income	(0.064)	(0.064)	(0.095)	(0.100)	(0.139)
Net asset value, end of year	$8.54	$8.66	$8.71	$8.90	$8.83

Total return[b]	(0.65)%	0.16%	(1.07)%	1.93%	0.89%

Ratios to average net assets
Expenses	1.31%[c]	1.33%[c]	1.27%	1.27%	1.26%
Net investment income (loss)	(0.01)%	0.08%	0.23%	0.51%	0.76%

Supplemental data
Net assets, end of year (000’s)	$336,254	$428,031	$603,067	$794,201	$856,366
Portfolio turnover rate	9.98%	14.18%	8.66%	9.69%	19.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
cBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

franklintempleton.com

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The accompanying notes are an integral part of these financial statements. | Annual Report 45

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)
	Year Ended October 31,
	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.68	$8.73	$8.72
Income from investment operations[b]:
Net investment income	0.013	0.088 [c]	0.008
Net realized and unrealized gains (losses)	(0.010)	(0.009)	0.018
Total from investment operations	0.003	0.079	0.026
Less distributions from net investment income	(0.133)	(0.129)	(0.016)
Net asset value, end of year	$8.55	$8.68	$8.73

Total return[d]	0.03%	0.92%	0.30%

Ratios to average net assets[e]
Expenses	0.53%[f]	0.56%[f]	0.53%
Net investment income	0.77%	0.85%	0.97%

Supplemental data
Net assets, end of year (000’s)	$2,176	$7,193	$335
Portfolio turnover rate	9.98%	14.18%	8.66%

aFor the period September 20, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

|

46 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

		FRANKLIN INVESTORS SECURITIES TRUST
			FINANCIAL HIGHLIGHTS

Franklin Adjustable U.S. Government Securities Fund (continued)
		Year Ended October 31,
	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.68	$8.73	$8.91	$8.85	$8.91
Income from investment operations[a]:
Net investment income	0.040	0.068	0.073	0.107	0.139
Net realized and unrealized gains (losses)	(0.049)	0.003	(0.101)	0.111	(0.002)
Total from investment operations	(0.009)	0.071	(0.028)	0.218	0.137
Less distributions from net investment income	(0.121)	(0.121)	(0.152)	(0.158)	(0.197)
Net asset value, end of year	$8.55	$8.68	$8.73	$8.91	$8.85

Total return	(0.11)%	0.82%	(0.31)%	2.48%	1.55%

Ratios to average net assets
Expenses	0.66%[b]	0.68%[b]	0.62%	0.62%	0.61%
Net investment income	0.64%	0.73%	0.88%	1.16%	1.41%

Supplemental data
Net assets, end of year (000’s)	$308,683	$416,854	$411,228	$437,540	$489,675
Portfolio turnover rate	9.98%	14.18%	8.66%	9.69%	19.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 47

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2015

Franklin Adjustable U.S. Government Securities Fund
	Principal
	Amount	Value
Mortgage-Backed Securities 95.4%
[a]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 25.8%
FHLMC, 2.069%, 1/01/36	$8,079,407	$8,582,468
FHLMC, 2.093%, 9/01/35	15,467,715	16,342,800
FHLMC, 0.779% - 2.209%, 11/01/16 - 4/01/42	14,425,656	15,159,444
FHLMC, 2.266%, 4/01/38	8,471,799	8,961,988
FHLMC, 2.319%, 12/01/35	7,254,286	7,711,020
FHLMC, 2.341%, 12/01/35	8,950,228	9,544,910
FHLMC, 2.344%, 2/01/36	7,565,456	8,077,234
FHLMC, 2.21% - 2.351%, 5/01/18 - 3/01/39	11,352,279	11,990,944
FHLMC, 2.353% - 2.379%, 1/01/19 - 9/01/41	15,225,315	16,174,044
FHLMC, 2.379% - 2.396%, 10/01/18 - 10/01/41	13,464,435	14,311,597
FHLMC, 2.398%, 9/01/37	47,216,513	50,228,544
FHLMC, 2.397% - 2.411%, 11/01/17 - 1/01/40	13,389,011	14,230,685
FHLMC, 2.415%, 9/01/36	8,482,268	9,008,113
FHLMC, 2.411% - 2.424%, 5/01/18 - 4/01/38	12,542,404	13,370,278
FHLMC, 2.427%, 11/01/36	8,669,490	9,226,078
FHLMC, 2.424% - 2.433%, 3/01/27 - 10/01/38	13,674,253	14,603,772
FHLMC, 2.438%, 7/01/38	17,689,043	18,848,316
FHLMC, 2.45%, 11/01/37	10,112,128	10,739,880
FHLMC, 2.433% - 2.46%, 7/01/19 - 5/01/42	12,899,288	13,712,746
FHLMC, 2.466%, 3/01/37	6,997,677	7,515,295
FHLMC, 2.46% - 2.477%, 11/01/25 - 5/01/40	15,440,359	16,415,869
FHLMC, 2.477% - 2.50%, 5/01/23 - 6/01/41	14,641,526	15,612,656
FHLMC, 2.512%, 9/01/38	8,976,875	9,582,024
FHLMC, 2.50% - 2.513%, 8/01/33 - 7/01/41	14,335,622	15,270,382
FHLMC, 2.514% - 2.559%, 1/01/19 - 5/01/41	11,390,475	12,088,755
FHLMC, 2.563% - 2.60%, 10/01/20 - 11/01/41	14,825,392	15,807,526
FHLMC, 2.609%, 6/01/37	17,339,173	18,555,731
FHLMC, 2.69%, 1/01/37	7,932,609	8,462,748
FHLMC, 2.692%, 10/01/41	9,770,321	10,374,473
FHLMC, 2.781%, 11/01/40	11,675,969	12,401,152
FHLMC, 2.60% - 3.229%, 3/01/17 - 9/01/41	15,852,847	16,816,013
FHLMC, 3.328% - 6.718%, 9/01/21 - 1/01/41	7,763,028	8,148,232
		437,875,717
[a]Federal National Mortgage Association (FNMA) Adjustable Rate 68.8%
FNMA, 0.973% - 1.665%, 7/01/17 - 11/01/44	16,285,518	16,818,484
FNMA, 1.855%, 1/01/35	10,626,658	11,106,849
FNMA, 1.665% - 1.861%, 8/01/16 - 4/01/38	15,474,612	16,224,284
FNMA, 1.865% - 1.905%, 12/01/15 - 11/01/40	15,221,523	15,992,920
FNMA, 1.918%, 12/01/34	15,874,963	16,638,348
FNMA, 1.93%, 1/01/36	7,867,352	8,309,052
FNMA, 1.906% - 1.94%, 9/01/17 - 2/01/37	15,349,031	16,050,868
FNMA, 1.941% - 2.00%, 1/01/16 - 8/01/37	16,124,276	16,942,465
FNMA, 2.005%, 5/01/35	7,564,700	7,978,352
FNMA, 2.026%, 3/01/35	8,352,581	8,745,427
FNMA, 2.00% - 2.035%, 3/01/18 - 3/01/42	15,776,078	16,552,510
FNMA, 2.037% - 2.064%, 2/01/21 - 3/01/43	15,312,097	16,090,973
FNMA, 2.065% - 2.075%, 12/01/22 - 4/01/38	12,125,044	12,782,995
FNMA, 2.075% - 2.09%, 11/01/18 - 4/01/37	15,194,203	16,014,097
FNMA, 2.09% - 2.142%, 10/01/16 - 12/01/39	14,870,206	15,681,957
FNMA, 2.144% - 2.16%, 6/01/18 - 10/01/37	14,011,898	14,842,318

48 | Annual Report	franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Adjustable U.S. Government Securities Fund (continued)
	Principal
	Amount	Value
Mortgage-Backed Securities (continued)
[a]Federal National Mortgage Association (FNMA) Adjustable Rate (continued)
FNMA, 2.161%, 2/01/36	$16,581,292	$17,418,824
FNMA, 2.16% - 2.162%, 1/01/33 - 8/01/36	12,501,033	13,198,244
FNMA, 2.163% - 2.174%, 9/01/17 - 3/01/38	15,593,506	16,525,841
FNMA, 2.19%, 5/01/39	14,362,920	15,099,286
FNMA, 2.174% - 2.192%, 7/01/17 - 4/01/38	15,093,566	15,982,710
FNMA, 2.192% - 2.21%, 3/01/19 - 10/01/37	10,648,362	11,261,374
FNMA, 2.212% - 2.221%, 1/01/29 - 12/01/39	15,045,267	15,959,018
FNMA, 2.221% - 2.245%, 11/01/17 - 7/01/38	15,760,793	16,705,925
FNMA, 2.245% - 2.254%, 7/01/18 - 3/01/38	13,961,893	14,833,782
FNMA, 2.254% - 2.262%, 10/01/18 - 5/01/38	14,903,867	15,794,474
FNMA, 2.263% - 2.275%, 6/01/18 - 3/01/37	13,993,606	14,896,702
FNMA, 2.275% - 2.294%, 3/01/20 - 9/01/43	14,826,617	15,723,956
FNMA, 2.303%, 2/01/36	10,064,365	10,639,322
FNMA, 2.294% - 2.307%, 4/01/19 - 4/01/38	11,080,442	11,754,381
FNMA, 2.307% - 2.322%, 8/01/22 - 4/01/38	15,986,925	16,925,113
FNMA, 2.325%, 4/01/38	7,578,818	8,085,448
FNMA, 2.332%, 1/01/39	9,541,370	10,089,990
FNMA, 2.322% - 2.336%, 3/01/20 - 3/01/41	15,119,839	16,048,940
FNMA, 2.336% - 2.346%, 1/01/19 - 11/01/42	14,354,590	15,252,951
FNMA, 2.348%, 3/01/35	14,941,173	15,859,534
FNMA, 2.346% - 2.354%, 4/01/19 - 4/01/40	15,757,615	16,750,990
FNMA, 2.363%, 2/01/36	9,001,736	9,572,667
FNMA, 2.363%, 3/01/38	8,698,892	9,264,024
FNMA, 2.354% - 2.367%, 7/01/20 - 9/01/39	14,313,137	15,197,594
FNMA, 2.367% - 2.373%, 8/01/24 - 3/01/40	14,930,094	15,837,853
FNMA, 2.374% - 2.379%, 11/01/17 - 1/01/39	15,948,226	16,929,579
FNMA, 2.379% - 2.391%, 6/01/24 - 2/01/43	15,108,892	16,074,303
FNMA, 2.391% - 2.393%, 10/01/28 - 7/01/38	11,793,934	12,535,555
FNMA, 2.402%, 1/01/38	11,464,699	12,105,727
FNMA, 2.403%, 11/01/34	9,636,514	10,230,626
FNMA, 2.393% - 2.405%, 3/01/19 - 9/01/39	15,375,242	16,327,329
FNMA, 2.405%, 9/01/39	7,105,339	7,553,343
FNMA, 2.405% - 2.409%, 10/01/17 - 9/01/37	13,911,906	14,770,341
FNMA, 2.409% - 2.412%, 3/01/25 - 7/01/42	15,689,203	16,675,406
FNMA, 2.412%, 8/01/35	7,041,396	7,504,357
FNMA, 2.412% - 2.424%, 11/01/18 - 11/01/39	14,540,818	15,443,954
FNMA, 2.429%, 10/01/35	7,437,346	7,889,721
FNMA, 2.429%, 5/01/38	7,510,523	8,009,793
FNMA, 2.435%, 3/01/35	8,157,105	8,698,563
FNMA, 2.435%, 9/01/36	10,213,771	10,811,228
FNMA, 2.439%, 12/01/36	13,020,805	13,853,222
FNMA, 2.424% - 2.439%, 1/01/23 - 10/01/38	14,703,325	15,603,066
FNMA, 2.439% - 2.444%, 12/01/18 - 7/01/40	10,855,575	11,531,007
FNMA, 2.446%, 9/01/35	7,325,437	7,811,217
FNMA, 2.447%, 1/01/36	9,440,490	10,187,574
FNMA, 2.45%, 5/01/38	15,928,639	16,933,484
FNMA, 2.445% - 2.455%, 3/01/19 - 3/01/47	15,854,983	16,917,535
FNMA, 2.455% - 2.466%, 4/01/18 - 8/01/39	15,149,648	16,125,683
FNMA, 2.467%, 11/01/34	9,687,630	10,249,536
FNMA, 2.472%, 5/01/40	9,531,990	10,185,094
FNMA, 2.467% - 2.473%, 5/01/22 - 3/01/38	10,794,109	11,499,879

franklintempleton.com	Annual Report | 49

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Adjustable U.S. Government Securities Fund (continued)
	Principal
	Amount	Value
Mortgage-Backed Securities (continued)
[a]Federal National Mortgage Association (FNMA) Adjustable Rate (continued)
FNMA, 2.474% - 2.48%, 10/01/17 - 5/01/48	$15,372,828	$16,352,200
FNMA, 2.482%, 3/01/41	14,042,045	14,952,072
FNMA, 2.486%, 7/01/40	10,039,930	10,696,206
FNMA, 2.48% - 2.487%, 2/01/24 - 4/01/38	13,566,811	14,476,128
FNMA, 2.487% - 2.50%, 5/01/17 - 4/01/44	15,322,084	16,310,733
FNMA, 2.50% - 2.515%, 12/01/20 - 9/01/40	15,531,220	16,520,270
FNMA, 2.517% - 2.526%, 6/01/20 - 7/01/38	9,621,555	10,208,007
FNMA, 2.532%, 6/01/35	7,768,993	8,298,636
FNMA, 2.526% - 2.532%, 10/01/18 - 11/01/38	14,500,736	15,409,737
FNMA, 2.532% - 2.542%, 9/01/17 - 8/01/37	15,322,552	16,286,094
FNMA, 2.542% - 2.55%, 5/01/18 - 8/01/40	15,555,615	16,554,039
FNMA, 2.552%, 1/01/37	10,591,562	11,297,795
FNMA, 2.55% - 2.566%, 1/01/18 - 5/01/48	15,946,606	16,936,663
FNMA, 2.577%, 1/01/36	8,858,378	9,450,058
FNMA, 2.568% - 2.607%, 12/01/19 - 4/01/38	11,626,279	12,355,058
FNMA, 2.607% - 2.633%, 8/01/19 - 10/01/40	15,357,075	16,310,562
FNMA, 2.633% - 2.838%, 5/01/16 - 10/01/41	16,054,508	16,913,853
FNMA, 2.848% - 3.25%, 3/01/16 - 11/01/46	15,894,227	16,872,629
FNMA, 3.299% - 7.67%, 3/01/17 - 4/01/41	5,019,190	5,205,121
		1,165,313,825
[a]Government National Mortgage Association (GNMA) Adjustable Rate 0.8%
GNMA, 1.875% - 3.00%, 3/20/16 - 5/20/36	13,216,564	13,641,789
Total Mortgage-Backed Securities (Cost $1,596,804,536)		1,616,831,331
U.S. Government and Agency Securities (Cost $30,023,554) 1.8%
U.S. Treasury Note, 1.375%, 11/30/15	30,000,000	30,033,211
Total Investments before Short Term Investments (Cost $1,626,828,090)		1,646,864,542

	Shares

Short Term Investments (Cost $35,774,086) 2.1%
Money Market Funds 2.1%
[b,c]Institutional Fiduciary Trust Money Market Portfolio	35,774,086	35,774,086
Total Investments (Cost $1,662,602,176) 99.3%		1,682,638,628
Other Assets, less Liabilities 0.7%		12,061,357
Net Assets 100.0%		$1,694,699,985

aThe coupon rate shown represents the rate at period end.
bNon-income producing.
cSee Note 3(f) regarding investments in affiliated management investment companies.

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50 Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights
Franklin Floating Rate Daily Access Fund
			Year Ended October 31,
	2015		2014		2013		2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.04		$9.20		$9.11		$8.89	$9.11
Income from investment operations[a]:
Net investment income	0.406		0.335		0.333		0.403	0.418
Net realized and unrealized gains (losses)	(0.434)		(0.160)		0.088		0.225	(0.220)
Total from investment operations	(0.028)		0.175		0.421		0.628	0.198
Less distributions from net investment income	(0.402)		(0.335)		(0.331)		(0.408)	(0.418)
Net asset value, end of year	$8.61		$9.04		$9.20		$9.11	$8.89

Total return[b]	(0.37)%		1.91%		4.69%		7.22%	2.17%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.85%		0.84%		0.83%		0.90%	0.89%
Expenses net of waiver and payments by affiliates	0.84	%c	0.82	%c	0.83	%c,d	0.90%	0.89	%c
Net investment income	4.55%		3.64%		3.60%		4.52%	4.56%

Supplemental data
Net assets, end of year (000’s)	$1,553,100		$1,874,867		$1,991,138		$1,295,166	$1,246,489
Portfolio turnover rate	46.72%		83.93%		42.72%		80.88%	126.99%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
cBenefit of expense reduction rounds to less than 0.01%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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|

The accompanying notes are an integral part of these financial statements. | Annual Report 51

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Floating Rate Daily Access Fund (continued)
			Year Ended October 31,
	2015		2014		2013		2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.05		$9.20		$9.11		$8.89	$9.11
Income from investment operations[a]:
Net investment income	0.369		0.298		0.296		0.368	0.380
Net realized and unrealized gains (losses)	(0.443)		(0.150)		0.088		0.224	(0.219)
Total from investment operations	(0.074)		0.148		0.384		0.592	0.161
Less distributions from net investment income	(0.366)		(0.298)		(0.294)		(0.372)	(0.381)
Net asset value, end of year	$8.61		$9.05		$9.20		$9.11	$8.89

Total return[b]	(0.87)%		1.62%		4.28%		6.79%	1.76%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.25%		1.24%		1.23%		1.30%	1.29%
Expenses net of waiver and payments by affiliates	1.24	%c	1.22	%c	1.23	%c,d	1.30%	1.29	%c
Net investment income	4.15%		3.24%		3.20%		4.12%	4.16%

Supplemental data
Net assets, end of year (000’s)	$627,805		$742,602		$765,839		$431,818	$423,309
Portfolio turnover rate	46.72%		83.93%		42.72%		80.88%	126.99%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
cBenefit of expense reduction rounds to less than 0.01%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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52 Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN INVESTORS SECURITIES TRUST
	FINANCIAL HIGHLIGHTS

Franklin Floating Rate Daily Access Fund (continued)
	Year Ended October 31,
	2015		2014		2013	[a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.05		$9.21		$9.21
Income from investment operations[b]:
Net investment income	0.437		0.364		0.175
Net realized and unrealized gains (losses)	(0.457)		(0.159)		(0.001)
Total from investment operations	(0.020)		0.205		0.174
Less distributions from net investment income	(0.430)		(0.365)		(0.174)
Net asset value, end of year	$8.60		$9.05		$9.21

Total return[c]	(0.16)%		2.36%		1.80%

Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	0.72%		0.52%		0.51%
Expenses net of waiver and payments by affiliates	0.51	%e	0.50	%e	0.51	%e,f
Net investment income	4.88%		3.96%		3.92%

Supplemental data
Net assets, end of year (000’s)	$7		$465		$1,339
Portfolio turnover rate	46.72%		83.93%		42.72%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com

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The accompanying notes are an integral part of these financial statements. | Annual Report 53

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Floating Rate Daily Access Fund (continued)
			Year Ended October 31,
	2015		2014		2013		2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.05		$9.20		$9.11		$8.89	$9.11
Income from investment operations[a]:
Net investment income	0.427		0.358		0.355		0.426	0.442
Net realized and unrealized gains (losses)	(0.443)		(0.150)		0.089		0.225	(0.221)
Total from investment operations	(0.016)		0.208		0.444		0.651	0.221
Less distributions from net investment income	(0.424)		(0.358)		(0.354)		(0.431)	(0.441)
Net asset value, end of year	$8.61		$9.05		$9.20		$9.11	$8.89

Total return	(0.23)%		2.28%		4.95%		7.49%	2.43%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.60%		0.59%		0.58%		0.65%	0.64%
Expenses net of waiver and payments by affiliates	0.59	%b	0.57	%b	0.58	%b,c	0.65%	0.64	%b
Net investment income	4.80%		3.89%		3.85%		4.77%	4.81%

Supplemental data
Net assets, end of year (000’s)	$1,405,281		$2,019,477		$2,374,914		$739,974	$524,938
Portfolio turnover rate	46.72%		83.93%		42.72%		80.88%	126.99%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBenefit of expense reduction rounds to less than 0.01%.
cBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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54 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2015

Franklin Floating Rate Daily Access Fund
	Country	Shares	Value
Common Stocks 0.0%†
Broadcasting 0.0%†
[a]Cumulus Media Inc., A	United States	5,725	$2,628
Health Care Distributors 0.0%
[a,b]RoTech Medical Corp.	United States	26,267	—
Total Common Stocks (Cost $35,896)			2,628
Management Investment Companies (Cost $58,247,294) 1.6%
Diversified Capital Markets 1.6%
PowerShares Senior Loan Portfolio ETF	United States	2,424,999	55,774,977

		Principal
		Amount*

Corporate Bonds (Cost $671,327) 0.0%†
Aerospace & Defense 0.0%†
[c]Erickson Air-Crane Inc., Purchase Price Notes, 6.00%, 11/02/20	United States	671,327	560,816
[d,e]Senior Floating Rate Interests 90.0%
Aerospace & Defense 1.8%
CAMP International Holding Co., 2013 Replacement Term Loan, 4.75%,
5/31/19	United States	14,259,481	14,146,589
[f]Delos Finance S.A.R.L. (ILFC), Loans, 3.50%, 3/06/21	United States	23,200,000	23,226,587
Doncasters U.S. Finance LLC,
Second Lien Term Loan, 9.50%, 10/09/20	United States	6,608,226	6,575,184
Term B Loans, 4.50%, 4/09/20	United States	15,928,297	15,891,790
Fly Funding II S.A.R.L., Loans, 3.50%, 8/09/19	Luxembourg	4,702,226	4,664,984
			64,505,134
Agricultural Products 0.1%
Allflex Holdings III Inc., Second Lien Initial Term Loan, 8.00%, 7/19/21	United States	2,287,774	2,259,177
Airlines 1.6%
Air Canada, Term Loan, 4.00%, 9/26/19	Canada	19,710,209	19,790,292
Delta Air Lines Inc., Term Loan, 3.25%, 8/24/22	United States	6,183,424	6,194,245
Flying Fortress Inc. (ILFC), New Loan, 3.50%, 4/30/20	United States	11,584,329	11,604,242
U.S. Airways Inc., Tranche B1 Term Loan, 3.50%, 5/23/19	United States	19,328,149	19,269,758
			56,858,537
Aluminum 0.5%
Novelis Inc., Initial Term Loan, 4.00%, 6/02/22	Canada	17,828,715	17,487,455
Apparel Retail 1.4%
Ascena Retail Group Inc., Tranche B Term Loan, 5.25%, 8/21/22	United States	40,000,000	38,475,000
The Men’s Wearhouse Inc., Tranche B Term Loan, 4.50%, 6/18/21	United States	13,094,450	13,127,081
			51,602,081
Auto Parts & Equipment 2.0%
Crowne Group LLC, Term Loan, 6.00%, 9/30/20	United States	11,926,656	11,889,385
[f]FRAM Group Holdings Inc. (Autoparts Holdings), Term Loan, 7.00%, 7/29/17	United States	38,498,315	31,761,110
TI Group Automotive Systems LLC, Initial U.S. Term Loan, 4.50%, 6/25/22	United States	23,276,608	23,131,129
Tower Automotive Holdings USA LLC, Initial Term Loan, 4.00%, 4/23/20	United States	5,157,578	5,123,192
			71,904,816

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55

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)
		Principal
	Country	Amount*	Value
[d,e]Senior Floating Rate Interests (continued)
Broadcasting 4.0%
Cumulus Media Holdings Inc., Term Loans, 4.25%, 12/23/20	United States	54,369,098	$46,383,637
Gray Television Inc., Term Loan B, 3.75%, 6/13/21	United States	17,523,307	17,510,532
Media General Inc., Term B Loan, 4.00%, 7/31/20	United States	35,022,520	34,978,602
Radio One Inc., Term Loan B, 4.83%, 12/31/18	United States	40,897,500	41,638,767
Sinclair Television Group Inc., Incremental Term Loan B-1, 3.50%, 7/31/21	United States	2,988,269	2,969,593
			143,481,131
Cable & Satellite 2.0%
Charter Communications Operating LLC, Term H Loan, 3.25%, 8/24/21	United States	6,993,579	6,997,467
[f]CSC Holdings Inc. (Cablevision), Initial Term Loans, 5.00%, 10/09/22	United States	20,346,956	20,441,061
UPC Financing Partnership, Facility AH, 3.25%, 6/30/21	Netherlands	19,412,000	19,143,357
Virgin Media Bristol LLC, F Facility, 3.50%, 6/30/23	United States	24,326,626	24,185,994
			70,767,879
Casinos & Gaming 6.0%
Aristocrat Technologies Inc., First Lien Initial Term Loan, 4.75%, 10/20/21	United States	9,600,000	9,634,003
Caesars Entertainment Resort Properties LLC, Term B Loans, 7.00%,
10/11/20	United States	63,135,252	60,136,327
Cannery Casino Resorts LLC,
[g]Second Lien Term Loan, PIK, 11.00%, 10/02/19	United States	13,023,000	11,362,568
Term Loan, 7.00%, 10/02/18	United States	45,006,178	43,824,766
CCM Merger Inc. (MotorCity Casino), Term Loans, 4.50%, 8/06/21	United States	9,092,943	9,092,943
MGM Resorts International, Term B Loan, 3.50%, 12/20/19	United States	7,820,543	7,816,594
ROC Finance LLC, Funded Term B Loans, 5.00%, 6/20/19	United States	39,892,264	37,673,257
Scientific Games International Inc., Term B-1 Loan, 6.00%, 10/18/20	United States	35,763,000	35,036,582
			214,577,040
Coal & Consumable Fuels 3.7%
[h]Bowie Resource Holdings LLC,
[f]First Lien Initial Term Loan, 6.75%, 8/16/20	United States	30,503,525	29,804,476
Second Lien Initial Term Loan, 11.75%, 2/16/21	United States	4,464,778	4,330,835
Foresight Energy LLC, Term Loans, 5.50%, 8/21/20	United States	39,247,004	36,205,361
[f,h]Peabody Energy Corp., Term Loan, 4.25%, 9/24/20	United States	87,680,524	56,846,177
Westmoreland Coal Co., Term Loan, 7.50%, 12/16/20	United States	8,061,184	6,448,947
			133,635,796
Commodity Chemicals 1.6%
Cyanco Intermediate Corp., Initial Term Loan, 5.50%, 5/01/20	United States	57,613,551	55,525,060
Communications Equipment 0.9%
CIENA Corp., Term Loan, 3.75%, 7/15/19	United States	13,765,828	13,731,414
CommScope Inc., Tranche 5 Term Loan, 3.75%, 12/29/22	United States	19,237,331	19,243,352
			32,974,766
Construction & Engineering 0.1%
Ventia Pty. Ltd., Term B Loans, 5.50%, 5/21/22	Australia	4,356,565	4,389,239
Construction Machinery & Heavy Trucks 0.5%
Allison Transmission Inc., Term B-3 Loans, 3.50%, 8/23/19	United States	9,738,401	9,760,926
Doosan Infracore International and Doosan Holdings Europe, Tranche B Term
Loan, 4.50%, 5/28/21	United States	7,742,167	7,767,971
			17,528,897

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56 Annual Report

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)
		Principal
	Country	Amount*	Value
[d,e]Senior Floating Rate Interests (continued)
Data Processing & Outsourced Services 2.2%
MoneyGram International Inc., Term Loan, 4.25%, 3/27/20	United States	85,720,190	$80,469,828
Diversified Chemicals 3.9%
[f]The Chemours Co. LLC, Tranche B Term Loan, 3.75%, 5/12/22	United States	51,494,203	47,031,355
Ineos U.S. Finance LLC, 2018 Dollar Term Loan, 3.75%, 5/04/18	United States	21,324,018	21,132,998
OCI Beaumont LLC, Term B-3 Loan, 6.50%, 8/20/19	United States	22,577,569	23,000,898
OXEA GmbH,
First Lien Tranche B-2 Term Loan, 4.25%, 1/15/20	Luxembourg	4,703,393	4,527,016
Second Lien Term Loan, 8.25%, 7/15/20	Luxembourg	48,001,883	43,321,699
			139,013,966
Diversified Metals & Mining 2.6%
Atkore International Inc., Second Lien Initial Term Loan, 7.75%, 10/09/21	United States	6,395,457	5,643,991
FMG America Finance Inc. (Fortescue Metals Group), Loans, 4.25%, 6/30/19	Australia	104,503,247	88,801,634
			94,445,625
Diversified Support Services 0.4%
Interactive Data Corp., Term Loan, 4.75%, 5/02/21	United States	14,039,334	14,053,907
Electric Utilities 2.1%
Alinta Energy Finance Pty. Ltd.,
Delayed Draw Term Commitments, 6.375%, 8/13/18	Australia	4,771,739	4,755,339
Term B Loans, 6.375%, 8/13/19	Australia	71,838,675	71,591,765
			76,347,104
Electronic Equipment & Instruments 0.0%†
Oberthur Technologies of America Corp., Tranche B-2 Term Loan, 4.50%,
10/18/19	United States	1,297,686	1,296,875
Forest Products 2.5%
Appvion Inc., Term Loan, 5.75%, 6/28/19	United States	19,632,956	18,602,226
Caraustar Industries Inc.,
Term Loan B, 8.00%, 5/01/19	United States	31,438,001	31,451,111
Term Loan C, 8.00%, 5/01/19	United States	37,800,927	37,816,690
			87,870,027
General Merchandise Stores 0.9%
Dollar Tree Inc., Term B-1 Loans, 3.50%, 3/09/22	United States	33,613,921	33,712,947
Health Care Equipment 1.4%
Carestream Health Inc.,
Second Lien Loan, 9.50%, 12/07/19	United States	16,163,260	15,072,240
Term Loan, 5.00%, 6/07/19	United States	7,105,089	6,785,360
Kinetic Concepts Inc.,
Dollar Term E-1 Loan, 4.50%, 5/04/18	United States	23,767,289	23,796,999
Term E-2 Loan, 4.00%, 11/04/16	United States	5,939,035	5,942,747
			51,597,346
Health Care Facilities 3.3%
[f]Amsurg Corp., Initial Term Loan, 3.50%, 7/16/21	United States	32,373,576	32,246,283
Community Health Systems Inc.,
2018 Term F Loans, 3.575%, 12/31/18	United States	69,722,552	69,537,369
2019 Term G Loan, 3.75%, 12/31/19	United States	15,503,271	15,457,242
			117,240,894

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)
		Principal
	Country	Amount*	Value
[d,e]Senior Floating Rate Interests (continued)
Health Care Services 1.9%
Cotiviti Corporation, Second Lien Initial Term Loan, 8.00%, 5/13/22	United States	24,202,500	$24,202,500
Dialysis Newco Inc., Term Loan B, 4.50%, 4/23/21	United States	11,466,391	11,466,391
Millennium Health LLC, Tranche B Term Loan, 5.25%, 4/16/21	United States	13,585,837	4,856,937
National Mentor Holdings Inc., Initial Tranche B Term Loan, 4.25%, 1/31/21	United States	11,422,833	11,251,491
U.S. Renal Care Inc., Tranche B-2 Term Loan, 4.25%, 7/03/19	United States	17,157,844	17,163,214
			68,940,533
Health Care Technology 0.7%
Truven Health Analytics Inc., New Tranche B Term Loan, 4.50%, 6/06/19	United States	25,066,731	24,659,397
Hotels, Resorts & Cruise Lines 0.4%
Diamond Resorts Corp., Term Loans, 5.50%, 5/09/21	United States	5,591,126	5,594,621
Hilton Worldwide Finance LLC, Initial Term Loan, 3.50%, 10/26/20	United States	9,180,476	9,209,799
			14,804,420
Household Products 1.7%
Spectrum Brands Inc., Initial Term Loans, 3.75%, 6/23/22	United States	21,504,861	21,620,794
Sun Products Corp., Tranche B Term Loan, 5.50%, 3/23/20	United States	41,606,671	40,323,813
			61,944,607
Housewares & Specialties 0.1%
Jarden Corp.,
Tranche B1 Term Loan, 2.938%, 9/30/20	United States	3,401,646	3,409,072
Tranche B2 Term Loan, 2.938%, 7/31/22	United States	1,292,925	1,294,218
			4,703,290
Independent Power Producers & Energy Traders 1.0%
Calpine Construction Finance Co. LP,
Term B-1 Loan, 3.00%, 5/03/20	United States	9,257,378	9,037,515
Term B-2 Loan, 3.25%, 1/31/22	United States	7,310,316	7,154,972
Calpine Corp., Term Loan (B5), 3.50%, 5/27/22	United States	19,608,888	19,420,976
			35,613,463
Industrial Machinery 5.0%
Alfred Fueling Systems Inc. (Wayne Fueling),
First Lien Initial Term Loan, 4.75%, 6/18/21	United States	16,076,500	16,036,309
Second Lien Initial Term Loan, 8.50%, 6/20/22	United States	23,842,353	23,723,141
Generac Power Systems Inc., Term Loans, 3.50%, 5/31/20	United States	9,650,950	9,554,440
Husky Injection Molding Systems Ltd., Initial Term Loan, 4.25%, 6/30/21	United States	13,814,539	13,569,331
Navistar Inc., Tranche B Term Loans, 6.50%, 8/07/20	United States	39,397,111	38,264,444
Onsite Rental Group Operations Pty. Ltd., Term B Loan, 5.50%, 7/30/21	Australia	39,756,637	36,377,323
Sensus USA Inc.,
First Lien Term Loan, 4.50%, 5/09/17	United States	19,605,962	19,556,947
Second Lien Term Loan, 8.50%, 5/09/18	United States	15,314,541	15,199,682
WireCo Worldgroup Inc., Term Loan, 6.00%, 2/15/17	United States	5,515,927	5,509,033
			177,790,650
Insurance Brokers 0.3%
HUB International Ltd., Initial Term Loan, 4.00%, 10/02/20	United States	12,101,011	11,836,302

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58 Annual Report

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)
		Principal
	Country	Amount*	Value
[d,e]Senior Floating Rate Interests (continued)
Integrated Telecommunication Services 2.0%
[f]Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19	Luxembourg	36,261,687	$35,213,507
LTS Buyer LLC, Second Lien Initial Loan, 8.00%, 4/12/21	United States	7,417,489	7,281,504
Telesat Canada/Telesat LLC, U.S. Term B-2 Loan, 3.50%, 3/28/19	Canada	4,974,490	4,949,617
Windstream Corp., Term Loan B-5, 3.50%, 8/08/19	United States	8,610,128	8,434,335
Zayo Group LLC, 2021 Term Loans, 3.75%, 5/06/21	United States	15,283,631	15,275,225
			71,154,188
Internet Software & Services 1.3%
BMC Software Finance Inc., Initial U.S. Term Loans, 5.00%, 9/10/20	United States	52,353,438	47,305,049
Investment Banking & Brokerage 0.5%
Guggenheim Partners Investment Management Holdings LLC, Initial Term Loan,
4.25%, 7/22/20	United States	18,454,116	18,477,183
IT Consulting & Other Services 0.7%
Sungard Availability Services Capital Inc., Tranche B Term Loan, 6.00%,
3/29/19	United States	29,402,168	25,506,381
Leisure Facilities 3.2%
24 Hour Fitness Worldwide Inc., Term Loan, 4.75%, 5/28/21	United States	33,079,879	29,606,492
Fitness International LLC, Term B Loan, 5.50%, 7/01/20	United States	63,671,557	60,620,607
Seaworld Parks and Entertainment Inc., Term B-2 Loan, 3.00%, 5/14/20	United States	8,162,151	7,692,827
Town Sports International LLC, Initial Term Loan, 4.50%, 11/15/20	United States	27,361,365	17,237,660
			115,157,586
Marine 0.9%
Navios Maritime Partners LP, Initial Term Loan, 5.25%, 6/27/18	Marshall Islands	31,101,870	30,907,483
Metal & Glass Containers 0.8%
Berry Plastics Corp., Term F Loans, 4.00%, 10/01/22	United States	7,846,875	7,870,855
CD&R Millennium U.S. Acquico LLC, Second Lien Initial Term Loan, 8.75%,
7/31/22	United States	22,149,800	20,986,935
			28,857,790
Movies & Entertainment 0.5%
Regal Cinemas Corp., Term Loan, 3.75%, 4/01/22	United States	9,600,036	9,635,997
Zuffa LLC, Initial Term Loan, 3.75%, 2/25/20	United States	7,856,303	7,762,028
			17,398,025
Oil & Gas Exploration & Production 2.5%
[f]Fieldwood Energy LLC, Loans, 3.875%, 10/01/18	United States	50,575,838	44,886,057
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15	United States	340,717	339,014
[i]Samson Investment Co., Second Lien Tranche I Term Loan, 6.25%, 9/25/18	United States	27,720,000	1,593,900
UTEX Industries Inc.,
First Lien Initial Term Loan, 5.00%, 5/21/21	United States	39,887,129	34,302,931
Second Lien Initial Term Loan, 8.25%, 5/20/22	United States	12,147,156	9,808,828
			90,930,730
Oil & Gas Storage & Transportation 1.2%
OSG Bulk Ships Inc., Initial Term Loan, 5.25%, 8/05/19	United States	24,262,875	24,035,410
OSG International Inc., Initial Term Loan, 5.75%, 8/05/19	United States	17,972,500	17,882,638
			41,918,048

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59

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)
		Principal
	Country	Amount*	Value
[d,e]Senior Floating Rate Interests (continued)
Packaged Foods & Meats 1.8%
AdvancePierre Foods Inc.,
Loans, 5.75%, 7/10/17	United States	8,645,476	$8,663,848
Second Lien Term Loans, 9.50%, 10/10/17	United States	24,560,081	24,375,881
[f]B&G Foods Inc., Tranche B Term Loan, 5.25%, 11/02/22	United States	5,007,783	5,017,799
CSM Bakery Supplies LLC, Second Lien Term Loan, 8.75%, 7/03/21	United States	11,591,497	10,982,943
JBS USA LLC,
Incremental Term Loan, 3.75%, 9/18/20	United States	5,536,802	5,538,878
Initial Term Loan, 3.75%, 5/25/18	United States	153,160	153,217
Post Holdings Inc., Series A Incremental Term Loan, 3.75%, 6/02/21	United States	7,815,541	7,839,933
			62,572,499
Paper Packaging 0.7%
Coveris Holdings SA, Term B-1 Loans, 4.50%, 5/08/19	Luxembourg	26,637,795	26,621,146
Personal Products 1.2%
FGI Operating Co. LLC (Freedom Group), Term B Loans, 5.50%, 4/19/19	United States	46,764,232	42,555,451
Pharmaceuticals 4.5%
Akorn Inc., Loans, 5.50%, 4/16/21	United States	15,643,525	15,487,090
[f]Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, 2015 Incremental
Term B Loans, 3.75%, 9/25/22	United States	43,821,954	43,202,969
Grifols Worldwide Operations USA Inc., US Tranche B Term Loan, 3.188%,
2/27/21	United States	24,788,096	24,771,315
Valeant Pharmaceuticals International Inc.,
Series C-2 Tranche B Term Loan, 3.75%, 12/11/19	United States	21,908,481	20,550,155
Series D-2 Tranche B Term Loan, 3.50%, 2/13/19	United States	11,988,273	11,209,035
Series E-1 Tranche B Term Loan, 3.75%, 8/05/20	United States	3,009,040	2,804,425
Series F-1 Tranche B Term Loan, 4.00%, 4/01/22	United States	46,429,588	43,262,440
			161,287,429
Publishing 0.9%
Cengage Learning Acquisitions Inc., Original Term Loans, 7.00%, 3/31/20	United States	30,468,463	30,335,164
Restaurants 0.2%
TGI Friday’s Inc., First Lien Initial Term Loan, 5.25%, 7/15/20	United States	6,418,894	6,426,917
Retail REITs 0.1%
Capital Automotive LP, Second Lien Term Loan, 6.00%, 4/30/20	United States	4,896,250	4,920,731
Semiconductors 0.5%
M/A-COM Technology Solutions Holdings Inc., Initial Term Loan, 4.50%,
5/07/21	United States	16,313,500	16,374,676
Specialized Consumer Services 0.7%
Travelport Finance Luxembourg S.A.R.L., Initial Term Loan, 5.75%, 9/02/21	Luxembourg	23,571,875	23,444,186
Specialty Chemicals 3.1%
Axalta Coating Systems U.S. Holdings Inc., 2014 Specified Refinancing Term,
3.75%, 2/01/20	United States	14,657,729	14,639,407
AZ Chem U.S. Inc., Second Lien Initial Term Loan, 7.50%, 6/10/22	United States	10,392,676	10,466,287
Nexeo Solutions LLC,
Term B-1 Loan, 5.00%, 9/08/17	United States	14,275,651	13,740,314
Term B-2 Loan, 5.00%, 9/08/17	United States	13,091,993	12,601,044
Term B-3 Loan, 5.00%, 9/08/17	United States	17,589,973	16,930,349

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60 Annual Report

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)
		Principal
	Country	Amount*	Value
[d,e]Senior Floating Rate Interests (continued)
Specialty Chemicals (continued)
Oxbow Carbon LLC,
Second Lien Initial Term Loan, 8.00%, 1/17/20	United States	16,364,314	$14,932,436
Tranche B Term Loan, 4.25%, 7/19/19	United States	22,824,173	21,797,086
Solenis International LP and Solenis Holdings 3 LLC, Second Lien Term Loan,
7.75%, 7/31/22	United States	7,800,000	7,357,997
			112,464,920
Specialty Stores 3.3%
[f]99 Cents Only Stores, Tranche B-2 Loan, 4.50%, 1/11/19	United States	26,892,531	21,530,832
BJ’s Wholesale Club Inc., Second Lien 2013 (Nov) Replacement Loans, 8.50%,
3/26/20	United States	35,190,476	34,381,095
Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	48,542,689	41,716,373
Jo-Ann Stores Inc., Term B Loan, 4.00%, 3/16/18	United States	1,841,253	1,795,221
[f]PetSmart Inc., Term Loans, 4.25%, 3/10/22	United States	17,013,776	17,031,182
			116,454,703
Steel 0.1%
[i]Walter Energy Inc., B Term Loan, 8.50%, 4/02/18	United States	14,171,429	4,375,429
Technology Distributors 1.0%
Dell International LLC,
[f]Term B-2 Loan, 4.00%, 4/29/20	United States	15,949,775	15,968,644
Term Loan C, 3.75%, 10/29/18	United States	18,123,650	18,142,535
			34,111,179
Tires & Rubber 0.6%
Goodyear Tire & Rubber Co., Second Lien Loans, 3.75%, 4/30/19	United States	22,942,363	23,023,235
Trucking 1.1%
Hertz Corp.,
Credit Linked Deposit, 3.75%, 3/11/18	United States	18,350,000	18,028,875
Tranche B-1 Term Loan, 3.75%, 3/11/18	United States	10,506,799	10,502,418
[f]Tranche B-2 Term Loan, 3.00%, 3/11/18	United States	11,567,093	11,474,915
			40,006,208
Total Senior Floating Rate Interests (Cost $3,398,554,178)			3,226,424,525
Asset-Backed Securities and Commercial Mortgage-Backed
Securities 3.3%
Other Diversified Financial Services 3.3%
[j]Apidos CDO, 2013-14A, C2, 144A, 4.85%, 4/15/25	United States	3,540,000	3,512,034
[d,j]Atrium IX, 9A, C, 144A, FRN, 3.575%, 2/28/24	United States	2,500,000	2,490,325
[d,j]Atrium XI, 11A, C, 144A, FRN, 3.516%, 10/23/25	Cayman Islands	29,700,000	29,502,792
[d,j]Ballyrock CLO LLC, 2014-1A, B, 144A, FRN, 3.517%, 10/20/26	United States	5,200,000	5,094,128
[d,j]Carlyle Global Market Strategies CLO Ltd., 2014-4A, C, 144A, FRN, 3.471%,
10/15/26	Cayman Islands	6,500,000	6,436,625
[d,j]Catamaran CLO Ltd.,
2013-1A, C, 144A, FRN, 2.923%, 1/27/25	Cayman Islands	3,500,000	3,371,760
2014-2A, B, 144A, FRN, 3.315%, 10/18/26	United States	13,240,000	12,937,201
[d,j]Cent CLO LP,
2013-17A, D, 144A, FRN, 3.322%, 1/30/25	United States	3,850,000	3,821,202
2014-22A, B, 144A, FRN, 3.511%, 11/07/26	Cayman Islands	7,400,000	7,347,719
[d,j]Cumberland Park CLO Ltd., 2015-2A, C, 144A, FRN, 3.122%, 7/20/26	United States	3,850,000	3,762,490

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)
		Principal
	Country	Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed
Securities (continued)
Other Diversified Financial Services (continued)
[d,j]Eaton Vance CDO Ltd., 2014-1A,
A, 144A, FRN, 1.771%, 7/15/26	Cayman Islands	6,510,000	$6,433,768
B, 144A, FRN, 2.371%, 7/15/26	United States	6,510,000	6,413,457
C, 144A, FRN, 3.321%, 7/15/26	United States	5,630,000	5,523,818
[j]Emerson Park CLO Ltd., 2013-1A, C2, 144A, 5.64%, 7/15/25	United States	3,600,000	3,621,816
[j]Highbridge Loan Management Ltd., 2013-2A, B2, 144A, 5.80%, 10/20/24	United States	3,500,000	3,518,060
[d,j]Limerock CLO III LLC, 2014-3A, B, 144A, FRN, 3.487%, 10/20/26	United States	6,700,000	6,690,821
[d,j]Voya CLO Ltd.,
2013-1A, B, 144A, FRN, 3.221%, 4/15/24	Cayman Islands	3,850,000	3,798,448
2013-2A, B, 144A, FRN, 3.00%, 4/25/25	United States	3,850,000	3,754,289
[d,j]Ziggurat CLO I Ltd., 2014-1A, C, 144A, FRN, 3.421%, 10/17/26	United States	1,340,000	1,320,597
Total Asset-Backed Securities and Commercial
Mortgage-Backed Securities (Cost $120,133,529)			119,351,350
Total Investments before Short Term Investments
(Cost $3,577,642,224)			3,402,114,296

		Shares
Short Term Investments (Cost $152,604,455) 4.2%
Money Market Funds 4.2%
[a,k]Institutional Fiduciary Trust Money Market Portfolio	United States	152,604,455	152,604,455
Total Investments (Cost $3,730,246,679) 99.1%			3,554,718,751
Other Assets, less Liabilities 0.9%			31,473,803
Net Assets 100.0%			$3,586,192,554

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 8 regarding restricted securities.
cSecurity has been deemed illiquid because it may not be able to be sold within seven days.
dThe coupon rate shown represents the rate at period end.
eSee Note 1(i) regarding senior floating rate interests.
fA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).
gIncome may be received in additional securities and/or cash.
hAt October 31, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at year end.
iSee Note 7 regarding defaulted securities.
jSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of
Trustees. At October 31, 2015, the aggregate value of these securities was $119,351,350 representing 3.33% of net assets.
kSee Note 3(f) regarding investments in affiliated management investment companies.

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62 Annual Report franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Floating Rate Daily Access Fund (continued)

At October 31, 2015, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts
				Unamortized
	Periodic			Upfront
	Payment	Notional	Expiration	Payments	Unrealized	Unrealized
Description	Rate	Exchange Amount	Date	(Receipts)	Appreciation	Depreciation	Value
Centrally Cleared Swap Contracts
Contracts to Buy Protection
Traded Index
CDX.NA.HY.24	5.00%	ICE 7,722,000	6/20/20	$(444,549)	$ —	$(47,565)	$(492,114)
Net unrealized appreciation (depreciation)						$(47,565)

See Note 10 regarding other derivative information.

See Abbreviations on page 150.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report 63

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights
Franklin Low Duration Total Return Fund
			Year Ended October 31,
	2015		2014		2013		2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.11		$10.16		$10.29		$10.27	$10.44
Income from investment operations[a]:
Net investment income	0.134		0.144		0.166		0.169	0.214
Net realized and unrealized gains (losses)	(0.135)		(0.011)		(0.032)		0.158	(0.111)
Total from investment operations	(0.001)		0.133		0.134		0.327	0.103
Less distributions from:
Net investment income and net foreign currency gains	(0.199)		(0.183)		(0.264)		(0.307)	(0.233)
Net realized gains	—		—		—		—	(0.040)
Total distributions	(0.199)		(0.183)		(0.264)		(0.307)	(0.273)
Net asset value, end of year	$9.91		$10.11		$10.16		$10.29	$10.27

Total return[b]	(0.02)%		1.32%		1.32%		3.26%	0.99%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.96%		0.93%		0.98%		1.01%	1.03%
Expenses net of waiver and payments by affiliates	0.80	%c	0.80	%c	0.80	%c	0.89%	0.90%
Net investment income	1.27%		1.24%		1.25%		1.47%	1.95%

Supplemental data
Net assets, end of year (000’s)	$1,656,001		$1,589,854		$1,296,612		$904,878	$636,622
Portfolio turnover rate	41.28%		78.63%		64.86%		51.42%	75.51%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
cBenefit of expense reduction rounds to less than 0.01%.

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	FRANKLIN INVESTORS SECURITIES TRUST
			FINANCIAL HIGHLIGHTS

Franklin Low Duration Total Return Fund (continued)
			Year Ended October 31,
	2015		2014		2013		2012 [a]
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.11		$10.16		$10.29		$10.29
Income from investment operations[b]:
Net investment income	0.104		0.098		0.189		0.013
Net realized and unrealized gains (losses)	(0.145)		(0.001)		(0.090)		0.005
Total from investment operations	(0.041)		0.097		0.099		0.018
Less distributions from net investment income and net foreign currency gains	(0.169)		(0.147)		(0.229)		(0.018)
Net asset value, end of year	$9.90		$10.11		$10.16		$10.29

Total return[c]	(0.41)%		0.96%		0.97%		0.17%

Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	1.36%		1.33%		1.38%		1.41%
Expenses net of waiver and payments by affiliates	1.20	%e	1.20	%e	1.20	%e	1.29%
Net investment income	0.87%		0.84%		0.84%		1.07%

Supplemental data
Net assets, end of year (000’s)	$211,354		$165,952		$114,200		$1,034
Portfolio turnover rate	41.28%		78.63%		64.86%		51.42%

aFor the period October 1, 2012 (effective date) to October 31, 2012.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 65

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Low Duration Total Return Fund (continued)

	Year Ended October 31,
	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.14	$10.19	$10.27
Income from investment operations[b]:
Net investment income	0.165	0.164 [c]	0.089
Net realized and unrealized gains (losses)	(0.130)	0.003	(0.046)
Total from investment operations	0.035	0.167	0.043
Less distributions from net investment income and net foreign currency gains	(0.228)	(0.217)	(0.123)
Net asset value, end of year	$9.95	$10.14	$10.19

Total return[d]	0.37%	1.66%	0.43%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.54%	0.55%	0.62%
Expenses net of waiver and payments by affiliates[f]	0.42%	0.42%	0.43%
Net investment income	1.65%	1.62%	1.61%

Supplemental data
Net assets, end of year (000’s)	$508,675	$418,539	$943
Portfolio turnover rate	41.28%	78.63%	64.86%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

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66 Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN INVESTORS SECURITIES TRUST
					FINANCIAL HIGHLIGHTS

Franklin Low Duration Total Return Fund (continued)
			Year Ended October 31,
	2015		2014		2013		2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.14		$10.19		$10.31		$10.29	$10.46
Income from investment operations[a]:
Net investment income	0.134		0.166		0.231		0.202	0.249
Net realized and unrealized gains (losses)	(0.106)		(0.010)		(0.064)		0.146	(0.122)
Total from investment operations	0.028		0.156		0.167		0.348	0.127
Less distributions from:
Net investment income and net foreign currency gains	(0.218)		(0.206)		(0.287)		(0.328)	(0.257)
Net realized gains	—		—		—		—	(0.040)
Total distributions	(0.218)		(0.206)		(0.287)		(0.328)	(0.297)
Net asset value, end of year	$9.95		$10.14		$10.19		$10.31	$10.29

Total return	0.27%		1.54%		1.64%		3.46%	1.22%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.71%		0.68%		0.73%		0.76%	0.78%
Expenses net of waiver and payments by affiliates	0.55	%b	0.55	%b	0.55	%b	0.64%	0.65%
Net investment income	1.52%		1.49%		1.50%		1.72%	2.20%

Supplemental data
Net assets, end of year (000’s)	$150,464		$198,694		$156,129		$70,442	$49,682
Portfolio turnover rate	41.28%		78.63%		64.86%		51.42%	75.51%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 67

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2015

Franklin Low Duration Total Return Fund
		Principal
	Country	Amount*		Value
Corporate Bonds 42.3%
Automobiles & Components 0.4%
Ford Motor Credit Co. LLC, senior note,
2.597%, 11/04/19	United States	4,000,000		$3,970,034
3.157%, 8/04/20	United States	7,300,000		7,387,885
				11,357,919
Banks 10.9%
[a]ANZ New Zealand International Ltd. of London, senior note, 144A, 2.85%,
8/06/20	New Zealand	7,500,000		7,630,387
[b]Banca Monte dei Paschi Di Siena SpA, secured note, Reg S, 2.875%,
4/16/21	Italy	6,300,000	EUR	7,595,020
Banco Comercial Portugues SA, 4.75%, 6/22/17	Portugal	4,500,000	EUR	5,288,691
Bank of America Corp., senior note,
2.65%, 4/01/19	United States	5,500,000		5,569,746
[c]FRN, 1.361%, 1/15/19	United States	12,671,000		12,738,042
[b]Bankinter SA, senior note, Reg S, 1.75%, 6/10/19	Spain	6,400,000	EUR	7,248,635
Barclays Bank PLC, senior note, 2.50%, 2/20/19	United Kingdom	10,000,000		10,159,750
BB&T Corp., senior note,
2.05%, 6/19/18	United States	1,000,000		1,008,402
[c]FRN, 0.96%, 2/01/19	United States	2,000,000		1,993,956
CIT Group Inc.,
4.25%, 8/15/17	United States	5,500,000		5,637,500
senior note, 5.00%, 5/15/17	United States	500,000		516,500
senior note, 5.25%, 3/15/18	United States	2,000,000		2,102,500
senior note, 3.875%, 2/19/19	United States	3,100,000		3,153,863
Citigroup Inc.,
senior note, 2.40%, 2/18/20	United States	7,500,000		7,469,587
[c]sub. note, FRN, 0.603%, 6/09/16	United States	11,200,000		11,157,227
Depfa ACS Bank, secured bond,
1.65%, 12/20/16	Ireland	550,000,000	JPY	4,600,357
2.125%, 10/13/17	Ireland	5,000,000	CHF	5,295,975
[a]The Export-Import Bank of China, senior note, 144A, 2.50%, 7/31/19	China	8,000,000		8,088,840
First Horizon National Corp., senior note, 5.375%, 12/15/15	United States	2,000,000		2,010,340
[a]HSBC Bank Brasil SA, senior note, 144A, 4.00%, 5/11/16	Brazil	3,000,000		3,006,930
HSBC USA Inc., senior note, 2.00%, 8/07/18	United States	7,500,000		7,511,190
Industrial and Commercial Bank of China Ltd./New York, 3.231%,
11/13/19	China	5,400,000		5,532,786
[a,c]ING Bank NV, senior note, 144A, FRN, 1.016%, 10/01/19	Netherlands	5,000,000		4,966,000
Intesa Sanpaolo SpA, senior note,
2.375%, 1/13/17	Italy	1,500,000		1,505,618
3.875%, 1/16/18	Italy	5,900,000		6,093,874
3.875%, 1/15/19	Italy	10,100,000		10,494,152
[c]FRN, 0.125%, 5/18/17	Italy	2,150,000	EUR	2,350,696
JPMorgan Chase & Co., senior note,
2.20%, 10/22/19	United States	11,000,000		10,972,038
[c]FRN, 1.22%, 1/25/18	United States	8,000,000		8,033,768
[c]JPMorgan Chase Bank NA, sub. note, FRN, 0.666%, 6/13/16	United States	1,500,000		1,497,876
National Australia Bank of New York, senior note, 1.875%, 7/23/18	Australia	7,600,000		7,622,496
[a]Norddeutsche Landesbank Girozentrale, secured note, 144A, 2.00%,
2/05/19	Germany	6,500,000		6,564,512
Nykredit Realkredit AS, secured note, 12H, 2.00%, 4/01/16	Denmark	114,985,000	DKK	17,106,415
PNC Funding Corp., senior note, 2.70%, 9/19/16	United States	1,200,000		1,217,729
Regions Financial Corp., senior note, 2.00%, 5/15/18	United States	4,500,000		4,499,410

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Banks (continued)
Royal Bank of Canada,
secured note, 2.10%, 10/14/20	Canada	6,300,000		$6,272,066
[c]senior note, FRN, 0.702%, 3/08/16	Canada	3,000,000		3,003,003
The Royal Bank of Scotland PLC, sub. note, 6.934%, 4/09/18	United Kingdom	2,500,000	EUR	3,089,783
[c]Svenska Handelsbanken AB, senior note, FRN, 0.824%, 6/17/19	Sweden	5,300,000		5,282,139
[b,c]UniCredit SpA, senior note, Reg S, FRN, 0.902%, 4/10/17	Italy	3,400,000	EUR	3,758,994
[c]Union Bank NA, senior note, FRN, 1.076%, 9/26/16	United States	2,400,000		2,404,750
[b]Unione di Banche Italiane SCpA, senior note, Reg S, 2.875%, 2/18/19	Italy	5,800,000	EUR	6,648,353
[c]Wachovia Corp., sub. note, FRN, 0.691%, 10/15/16	United States	14,723,000		14,697,986
[c]Wells Fargo & Co., senior note, FRN, 1.20%, 7/22/20	United States	17,600,000		17,682,984
[a]Woori Bank, sub. note, 144A, 4.75%, 4/30/24	South Korea	5,300,000		5,480,889
				276,561,755
Capital Goods 0.5%
The Boeing Co., senior note, 0.95%, 5/15/18	United States	1,500,000		1,485,021
USG Corp., senior note, 6.30%, 11/15/16	United States	10,370,000		10,758,875
				12,243,896
Commercial & Professional Services 0.0%†
Republic Services Inc., senior note, 3.80%, 5/15/18	United States	1,035,000		1,082,714
Consumer Durables & Apparel 0.7%
Beazer Homes USA Inc., senior note, 5.75%, 6/15/19	United States	4,500,000		4,353,750
Centex LLC, senior note, 6.50%, 5/01/16	United States	5,000,000		5,125,000
D.R. Horton Inc.,
senior bond, 5.625%, 1/15/16	United States	2,400,000		2,424,000
senior note, 4.75%, 5/15/17	United States	1,500,000		1,560,000
senior note, 3.75%, 3/01/19	United States	2,000,000		2,060,000
KB Home, senior note, 4.75%, 5/15/19	United States	1,000,000		988,395
				16,511,145
Consumer Services 0.8%
Marriott International Inc., senior note, 2.875%, 3/01/21	United States	10,000,000		10,045,020
Yum! Brands Inc.,
senior bond, 6.25%, 3/15/18	United States	5,500,000		5,906,489
senior note, 5.30%, 9/15/19	United States	3,000,000		3,134,916
				19,086,425
Diversified Financials 5.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, senior note,
4.25%, 7/01/20	Netherlands	1,600,000		1,636,000
American Express Credit Corp., senior note, 1.55%, 9/22/17	United States	4,600,000		4,609,784
[c]Bank of New York Mellon Corp., senior note, FRN, 1.191%, 8/17/20	United States	6,400,000		6,425,274
[a]Bayer US Finance LLC, senior note, 144A, 2.375%, 10/08/19	Germany	8,700,000		8,792,542
Capital One Bank USA NA, senior note, 2.30%, 6/05/19	United States	8,100,000		8,055,733
[c]Credit Suisse New York, senior note, FRN, 0.822%, 5/26/17	Switzerland	5,400,000		5,386,694
[c]Deutsche Bank AG, senior note, FRN, 1.643%, 8/20/20	Germany	7,500,000		7,534,388
[c]Fifth Third Bank, senior note, FRN, 0.835%, 11/18/16	United States	11,000,000		10,995,039
General Motors Financial Co. Inc., senior note, 2.625%, 7/10/17	United States	4,000,000		4,024,624
[c]The Goldman Sachs Group Inc., senior note, FRN, 1.537%, 9/15/20	United States	11,000,000		11,038,808
[a]Hutchison Whampoa International 14 Ltd., 144A, 1.625%, 10/31/17	Hong Kong	4,700,000		4,692,222
[a]Hyundai Capital Services Inc., senior note, 144A, 2.625%, 9/29/20	South Korea	3,900,000		3,862,556
International Lease Finance Corp., senior note, 8.75%, 3/15/17	United States	8,000,000		8,650,000

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Diversified Financials (continued)
John Deere Capital Corp., senior note,
1.30%, 3/12/18	United States	1,700,000	$1,693,146
1.95%, 3/04/19	United States	3,750,000	3,763,935
[c]Morgan Stanley, senior note, FRN, 1.463%, 1/27/20	United States	17,400,000	17,493,351
Navient Corp., senior note,
8.45%, 6/15/18	United States	800,000	860,000
5.50%, 1/15/19	United States	2,500,000	2,490,625
[a,c]Seven and Seven Ltd., senior note, 144A, FRN, 1.539%, 9/11/19	South Korea	1,600,000	1,597,474
Springleaf Finance Corp., senior note,
I, 5.40%, 12/01/15	United States	7,000,000	7,021,875
J, 6.90%, 12/15/17	United States	8,500,000	8,967,500
[a]Stone Street Trust, senior note, 144A, 5.902%, 12/15/15	United States	2,000,000	2,010,388
			131,601,958
Energy 4.9%
[a]BG Energy Capital PLC, senior note, 144A, 2.875%, 10/15/16	United Kingdom	3,500,000	3,551,293
California Resources Corp., senior note, 5.50%, 9/15/21	United States	3,500,000	2,423,750
Canadian Natural Resources Ltd., senior note, 1.75%, 1/15/18	Canada	5,200,000	5,124,553
Chesapeake Energy Corp., senior note,
6.50%, 8/15/17	United States	1,000,000	923,750
[c]FRN, 3.571%, 4/15/19	United States	2,500,000	1,618,750
CNOOC Finance 2015 Australia Pty. Ltd., senior note, 2.625%, 5/05/20	China	3,900,000	3,848,500
CNOOC Nexen Finance 2014 ULC, senior note, 1.625%, 4/30/17	China	6,800,000	6,790,534
[a]CNPC General Capital Ltd., senior note, 144A,
1.95%, 4/16/18	China	1,500,000	1,491,480
[c]FRN, 1.209%, 5/14/17	China	7,500,000	7,492,987
[a]CNPC HK Overseas Capital Ltd., senior note, 144A, 3.125%, 4/28/16	China	2,000,000	2,016,784
[a]Enable Midstream Partners LP, senior note, 144A, 2.40%, 5/15/19	United States	7,400,000	7,009,125
Energy Transfer Partners LP, senior note, 4.15%, 10/01/20	United States	8,600,000	8,635,707
[a]Energy XXI Gulf Coast Inc., senior secured note, second lien, 144A,
11.00%, 3/15/20	United States	3,000,000	1,623,750
EnLink Midstream Partners LP, senior note, 2.70%, 4/01/19	United States	2,700,000	2,642,452
Ensco PLC, senior note, 4.70%, 3/15/21	United States	7,800,000	7,027,106
Enterprise Products Operating LLC, senior note, 2.55%, 10/15/19	United States	11,500,000	11,440,579
Halcon Resources Corp.,
senior note, 9.75%, 7/15/20	United States	1,500,000	517,500
[a]senior secured note, third lien, 144A, 13.00%, 2/15/22	United States	975,000	577,688
Kinder Morgan Energy Partners LP, senior note,
3.50%, 3/01/16	United States	2,000,000	2,014,346
2.65%, 2/01/19	United States	4,500,000	4,402,584
Kinder Morgan Finance Co. LLC,
senior bond, 5.70%, 1/05/16	United States	11,500,000	11,586,399
[a]senior secured note, 144A, 6.00%, 1/15/18	United States	2,500,000	2,634,353
Kinder Morgan Inc., senior note, 3.05%, 12/01/19	United States	500,000	485,212
[d]Linn Energy LLC/Finance Corp., senior note,
6.50%, 5/15/19	United States	2,000,000	530,000
6.25%, 11/01/19	United States	500,000	116,250
[a]LUKOIL International Finance BV, senior note, 144A, 3.416%, 4/24/18	Russia	2,300,000	2,252,563
[a]Peabody Energy Corp., second lien, 144A, 10.00%, 3/15/22	United States	3,000,000	900,000
[c]Petrobras Global Finance BV, senior note, FRN, 3.214%, 3/17/20	Brazil	5,100,000	3,978,000
[a]Petrofac Ltd., senior note, 144A, 3.40%, 10/10/18	United Kingdom	1,300,000	1,282,671

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Energy (continued)
Sanchez Energy Corp., senior note, 7.75%, 6/15/21	United States	2,500,000		$2,000,000
[a]Sinopec Group Overseas Development 2015 Ltd., senior note, 144A,
2.50%, 4/28/20	China	7,400,000		7,299,989
[c]Statoil ASA, senior note, FRN, 0.771%, 11/08/18	Norway	6,900,000		6,848,871
Williams Partners LP, senior note, 4.125%, 11/15/20	United States	3,500,000		3,498,058
				124,585,584
Food & Staples Retailing 0.9%
[b]Casino Guichard Perrachon SA, senior note, Reg S, 3.311%, 1/25/23	France	1,300,000	EUR	1,518,628
CVS Health Corp., senior note, 1.20%, 12/05/16	United States	10,000,000		10,033,590
The Kroger Co., senior note, 1.20%, 10/17/16	United States	5,000,000		5,011,280
Walgreens Boots Alliance Inc., senior note, 1.75%, 11/17/17	United States	5,900,000		5,899,687
				22,463,185
Food, Beverage & Tobacco 2.2%
Altria Group Inc., senior note, 2.625%, 1/14/20	United States	6,000,000		6,062,688
Anheuser-Busch InBev Worldwide Inc., senior note, 1.375%, 7/15/17	Belgium	1,200,000		1,196,161
Bunge Ltd. Finance Corp., 4.10%, 3/15/16	United States	2,000,000		2,020,148
Coca-Cola Femsa SAB de CV, senior note, 2.375%, 11/26/18	Mexico	5,500,000		5,550,380
Constellation Brands Inc., senior note, 7.25%, 5/15/17	United States	6,600,000		7,161,000
[a]H.J. Heinz Co., senior note, 144A, 2.00%, 7/02/18	United States	6,400,000		6,423,213
Ingredion Inc., senior note, 3.20%, 11/01/15	United States	1,500,000		1,499,998
[a]Japan Tobacco Inc., senior note, 144A, 2.10%, 7/23/18	Japan	5,000,000		5,040,025
Kraft Foods Group Inc., senior note, 2.25%, 6/05/17	United States	7,000,000		7,092,848
[c]Mondelez International Inc., senior note, FRN, 0.82%, 2/01/19	United States	500,000		489,501
[b]Pernod Ricard SA, senior note, Reg S, 2.125%, 9/27/24	France	500,000	EUR	561,216
Reynolds American Inc., senior note, 2.30%, 6/12/18	United States	6,200,000		6,293,793
Tyson Foods Inc., senior note, 2.65%, 8/15/19	United States	5,225,000		5,271,325
				54,662,296
Health Care Equipment & Services 1.4%
Aetna Inc., senior note, 1.50%, 11/15/17	United States	1,000,000		1,002,240
Becton, Dickinson and Co., senior note, 2.675%, 12/15/19	United States	5,900,000		5,973,809
Edwards Lifesciences Corp., senior note, 2.875%, 10/15/18	United States	1,600,000		1,630,027
HCA Inc., senior secured note, first lien, 4.25%, 10/15/19	United States	1,100,000		1,134,320
Laboratory Corp. of America Holdings, 2.20%, 8/23/17	United States	1,000,000		1,010,589
Tenet Healthcare Corp., senior note,
5.00%, 3/01/19	United States	15,600,000		15,327,000
5.50%, 3/01/19	United States	3,000,000		2,970,000
Zimmer Holdings Inc., senior note, 2.70%, 4/01/20	United States	7,500,000		7,487,190
				36,535,175
Household & Personal Products 0.3%
Avon Products Inc., 6.35%, 3/15/20	United States	6,500,000		5,313,750
Colgate-Palmolive Co., senior note, 0.90%, 5/01/18	United States	2,200,000		2,188,982
				7,502,732
Insurance 1.3%
[a]Met Life Global Funding I, senior secured bond, 144A, 3.875%, 4/11/22	United States	2,400,000		2,531,006
[a]Metropolitan Life Global Funding I, secured note, 144A, 1.30%, 4/10/17	United States	10,000,000		10,036,450
[a]New York Life Global Funding, secured note, 144A, 2.10%, 1/02/19	United States	10,000,000		10,071,970
[c]Prudential Financial Inc., senior note, FRN, 1.101%, 8/15/18	United States	10,000,000		10,034,030
				32,673,456

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Materials 1.0%
ArcelorMittal, senior note, 5.25%, 2/25/17	Luxembourg	1,500,000		$1,512,187
[b]Arkema SA, senior note, Reg S, 1.50%, 1/20/25	France	2,000,000	EUR	2,134,383
Freeport-McMoRan Copper & Gold Inc., senior note, 2.30%, 11/14/17	United States	6,000,000		5,662,500
[a]Incitec Pivot Ltd., senior note, 144A, 4.00%, 12/07/15	Australia	2,000,000		2,005,572
Owens-Illinois Inc., senior note, 7.80%, 5/15/18	United States	7,400,000		8,264,912
Reynolds Group Holdings Inc., senior note, 8.125%, 6/15/17	United States	2,100,000		2,262,750
Reynolds Group Issuer Inc./LLC/SA, senior note, 8.50%, 5/15/18	United States	3,000,000		3,037,500
Verso Paper Holdings LLC/Inc., senior secured note, first lien, 11.75%,
1/15/19	United States	90,000		17,100
				24,896,904
Media 1.6%
CBS Corp., senior note, 2.30%, 8/15/19	United States	11,437,000		11,340,883
CSC Holdings LLC, senior note, 8.625%, 2/15/19	United States	3,000,000		3,187,500
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., senior note, 2.40%,
3/15/17	United States	2,900,000		2,939,237
DISH DBS Corp., senior note, 7.125%, 2/01/16	United States	10,500,000		10,640,700
The New York Times Co., senior note, 6.625%, 12/15/16	United States	2,000,000		2,092,500
Time Warner Inc., senior note, 2.10%, 6/01/19	United States	4,500,000		4,488,818
Viacom Inc., senior note,
2.20%, 4/01/19	United States	3,200,000		3,169,629
2.75%, 12/15/19	United States	2,700,000		2,694,071
				40,553,338
Pharmaceuticals, Biotechnology & Life Sciences 2.1%
Abbvie Inc., senior note, 1.80%, 5/14/18	United States	8,600,000		8,612,332
Actavis Funding SCS, senior note, 2.35%, 3/12/18	United States	6,200,000		6,233,331
Amgen Inc., senior note,
2.125%, 5/15/17	United States	2,500,000		2,533,775
[c]FRN, 0.929%, 5/22/19	United States	6,200,000		6,159,824
[a]Baxalta Inc., senior note, 144A, 2.00%, 6/22/18	United States	10,200,000		10,178,315
Biogen Inc., senior note, 2.90%, 9/15/20	United States	7,500,000		7,583,453
Celgene Corp., senior note, 2.30%, 8/15/18	United States	3,000,000		3,043,449
Life Technologies Corp., senior note, 3.50%, 1/15/16	United States	2,000,000		2,010,502
[a]Valeant Pharmaceuticals International Inc., senior note, 144A, 5.375%,
3/15/20	United States	3,000,000		2,625,000
Zoetis Inc., senior note,
1.15%, 2/01/16	United States	1,800,000		1,800,677
1.875%, 2/01/18	United States	1,200,000		1,195,274
				51,975,932
Real Estate 1.0%
American Tower Corp., senior note, 3.40%, 2/15/19	United States	10,100,000		10,448,490
Boston Properties LP, senior note, 3.70%, 11/15/18	United States	4,900,000		5,121,980
HCP Inc., senior note, 3.75%, 2/01/19	United States	5,500,000		5,721,733
Hospitality Properties Trust, senior note, 5.625%, 3/15/17	United States	3,000,000		3,127,467
				24,419,670
Retailing 0.5%
[a]Edcon Ltd., secured note, 144A, 9.50%, 3/01/18	South Africa	1,500,000	EUR	1,055,232
[a]Experian Finance PLC, 144A, 2.375%, 6/15/17	United Kingdom	1,000,000		999,265
[a,c]Hewlett Packard Enterprise Co., senior note, 144A, FRN, 2.249%,
10/05/18	United States	8,100,000		8,128,439

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Retailing (continued)
Toys R Us Inc., senior bond, 7.375%, 10/15/18	United States	4,250,000	$2,836,875
			13,019,811
Semiconductors & Semiconductor Equipment 0.2%
Maxim Integrated Products Inc., senior note, 2.50%, 11/15/18	United States	5,200,000	5,227,373
Software & Services 1.4%
[a]Alibaba Group Holding Ltd., senior note, 144A, 2.50%, 11/28/19	China	11,900,000	11,711,207
Fiserv Inc., senior note, 2.70%, 6/01/20	United States	11,300,000	11,326,080
[c]Oracle Corp., senior note, FRN, 0.901%, 1/15/19	United States	12,000,000	12,019,404
			35,056,691
Technology Hardware & Equipment 1.6%
[a]Alcatel-Lucent USA Inc., senior note, 144A, 4.625%, 7/01/17	France	11,000,000	11,357,500
[c]Apple Inc., FRN, 0.55%, 5/03/18	United States	13,000,000	13,014,508
Dell Inc., senior note, 3.10%, 4/01/16	United States	5,000,000	5,042,500
Juniper Networks Inc., senior note, 3.30%, 6/15/20	United States	4,000,000	4,017,960
[a,c]NBCUniversal Enterprise Inc., 144A, FRN, 1.006%, 4/15/18	United States	7,500,000	7,506,840
			40,939,308
Telecommunication Services 1.5%
AT&T Inc., senior note, 2.45%, 6/30/20	United States	7,400,000	7,343,775
Embarq Corp., senior note, 7.082%, 6/01/16	United States	3,000,000	3,087,900
Sprint Communications Inc., senior note,
8.375%, 8/15/17	United States	5,150,000	5,285,187
[a]144A, 9.00%, 11/15/18	United States	3,500,000	3,856,545
Telefonica Emisiones SAU, senior note, 3.192%, 4/27/18	Spain	2,300,000	2,361,835
[a]Telefonica Movil Chile SA, senior note, 144A, 2.875%, 11/09/15	Chile	2,000,000	1,998,830
Verizon Communications Inc., senior note,
2.625%, 2/21/20	United States	8,824,000	8,922,273
[c]FRN, 2.086%, 9/14/18	United States	4,800,000	4,934,410
			37,790,755
Transportation 0.5%
[a]Aviation Capital Group Corp., senior note, 144A, 3.875%, 9/27/16	United States	3,700,000	3,750,875
FedEx Corp., senior note, 2.30%, 2/01/20	United States	8,000,000	8,084,048
			11,834,923
Utilities 1.4%
DPL Inc., senior note, 6.50%, 10/15/16	United States	1,049,000	1,075,225
Duke Energy Corp., senior note, 2.10%, 6/15/18	United States	5,100,000	5,165,331
[a]Engie, senior note, 144A, 1.625%, 10/10/17	France	1,000,000	1,001,920
Georgia Power Co., senior note, 12D, 0.625%, 11/15/15	United States	1,000,000	1,000,035
[a]Korea Western Power Co. Ltd., senior note, 144A, 3.125%, 5/10/17	South Korea	5,200,000	5,308,836
NGL Energy Partners LP/NGL Energy Finance Corp., senior note,
5.125%, 7/15/19	United States	400,000	373,000
NRG Energy Inc., senior note, 7.625%, 1/15/18	United States	1,000,000	1,050,000
PPL Energy Supply LLC, senior note, 6.20%, 5/15/16	United States	8,000,000	8,110,000
The Southern Co., senior note, 2.45%, 9/01/18	United States	7,000,000	7,085,008
[a]State Grid Overseas Investment 2013 Ltd., senior note, 144A, 1.75%,
5/22/18	China	2,000,000	1,989,410
[a]State Grid Overseas Investment 2014 Ltd., senior note, 144A, 2.75%,
5/07/19	China	2,200,000	2,242,464

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Utilities (continued)
[b]Veolia Environnement SA, senior bond, Reg S, 4.625%, 3/30/27	France	1,000,000	EUR	$1,408,174
Virginia Electric & Power Co., senior note, 1.20%, 1/15/18	United States	900,000		894,322
				36,703,725
Total Corporate Bonds (Cost $1,085,124,964)				1,069,286,670
[c,e]Senior Floating Rate Interests 4.6%
Automobiles & Components 0.1%
Crowne Group LLC, Term Loan, 6.00%, 9/30/20	United States	968,109		965,083
FRAM Group Holdings Inc. (Autoparts Holdings), Term Loan, 7.00%,
7/29/17	United States	2,421,891		1,998,060
TI Group Automotive Systems LLC, Initial U.S. Term Loan, 4.50%,
6/25/22	United States	218,693		217,326
				3,180,469
Capital Goods 0.2%
Alfred Fueling Systems Inc. (Wayne Fueling), First Lien Initial Term Loan,
4.75%, 6/18/21	United States	473,408		472,224
Onsite Rental Group Operations Pty. Ltd., Term B Loan, 5.50%, 7/30/21	United States	2,530,829		2,315,709
Sensus USA Inc., First Lien Term Loan, 4.50%, 5/09/17	United States	1,326,472		1,323,155
				4,111,088
Consumer Durables & Apparel 0.0%†
Jarden Corp., Tranche B1 Term Loan, 2.938%, 9/30/20	United States	369,216		370,022
Consumer Services 0.5%
24 Hour Fitness Worldwide Inc., Term Loan, 4.75%, 5/28/21	United States	321,029		287,320
Aristocrat Technologies Inc., First Lien Initial Term Loan, 4.75%,
10/20/21	United States	121,336		121,766
Cannery Casino Resorts LLC, Term Loan, 7.00%, 10/02/18	United States	3,404,125		3,314,767
Fitness International LLC, Term B Loan, 5.50%, 7/01/20	United States	4,413,980		4,202,475
ROC Finance LLC, Funded Term B Loans, 5.00%, 6/20/19	United States	2,331,051		2,201,386
Seaworld Parks and Entertainment Inc., Term B-2 Loan, 3.00%, 5/14/20	United States	743,096		700,368
Travelport Finance Luxembourg S.A.R.L., Initial Term Loan, 5.75%,
9/02/21	Luxembourg	3,273,643		3,255,910
				14,083,992
Diversified Financials 0.1%
[f]First Eagle Investment Management, Initial Term Loans, 6.25%,
11/30/22	United States	1,380,000		1,311,000
Guggenheim Partners Investment Management Holdings LLC, Initial Term
Loan, 4.25%, 7/22/20	United States	404,046		404,552
				1,715,552
Energy 0.5%
[d,f]Bowie Resource Holdings LLC, First Lien Initial Term Loan, 6.75%,
8/16/20	United States	2,172,291		2,122,509
Citgo Petroleum Corp., Term B Loan, 4.50%, 7/29/21	United States	245,448		242,073
[f]Fieldwood Energy LLC, Loans, 3.875%, 10/01/18	United States	3,758,255		3,335,451
McDermott Finance LLC, Term Loan, 5.25%, 4/16/19	United States	188,868		185,563
OSG Bulk Ships Inc., Initial Term Loan, 5.25%, 8/05/19	United States	1,296,645		1,284,489
OSG International Inc., Initial Term Loan, 5.75%, 8/05/19	United States	2,137,047		2,126,362
[d]Peabody Energy Corp., Term Loan, 4.25%, 9/24/20	United States	1,648,810		1,068,978
UTEX Industries Inc., First Lien Initial Term Loan, 5.00%, 5/21/21	United States	3,823,671		3,288,357
				13,653,782

|
74 Annual Report franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*	Value
[c,e]Senior Floating Rate Interests (continued)
Food, Beverage & Tobacco 0.0%†
[f]B&G Foods Inc., Tranche B Term Loan, 5.25%, 11/02/22	United States	235,563	$236,034
Health Care Equipment & Services 0.3%
Community Health Systems Inc., 2018 Term F Loans, 3.575%, 12/31/18	United States	1,878,325	1,873,336
Connolly LLC, Initial Term Loan, 4.50%, 5/14/21	United States	2,818,641	2,816,527
[f]Kinetic Concepts Inc., Dollar Term E-1 Loan, 4.50%, 5/04/18	United States	1,544,299	1,546,230
Millennium Health LLC, Tranche B Term Loan, 5.25%, 4/16/21	United States	477,205	170,601
Truven Health Analytics Inc., New Tranche B Term Loan, 4.50%, 6/06/19	United States	718,037	706,369
			7,113,063
Household & Personal Products 0.2%
FGI Operating Co. LLC (Freedom Group), Term B Loans, 5.50%,
4/19/19	United States	5,696,201	5,183,543
Materials 0.9%
Appvion Inc., Term Loan, 5.75%, 6/28/19	United States	1,435,521	1,360,156
Caraustar Industries Inc.,
Term Loan B, 8.00%, 5/01/19	United States	1,681,115	1,681,815
Term Loan C, 8.00%, 5/01/19	United States	3,289,060	3,290,432
[f]The Chemours Co. LLC, Tranche B Term Loan, 3.75%, 5/12/22	United States	3,507,121	3,203,169
Coveris Holdings SA, Term B-1 Loans, 4.50%, 5/08/19	Luxembourg	3,032,184	3,030,289
Cyanco Intermediate Corp., Initial Term Loan, 5.50%, 5/01/20	United States	3,849,424	3,709,883
FMG America Finance Inc. (Fortescue Metals Group), Loans, 4.25%,
6/30/19	Australia	4,674,120	3,971,834
Ineos U.S. Finance LLC,
[f]2018 Dollar Term Loan, 5.00%, 5/04/18	United States	178,792	177,191
Dollar Term Loan, 4.25%, 3/31/22	United States	270,499	267,455
Nexeo Solutions LLC,
Term B-1 Loan, 5.00%, 9/08/17	United States	108,387	104,323
Term B-3 Loan, 5.00%, 9/08/17	United States	105,780	101,813
[f]Novelis Inc., Initial Term Loan, 4.00%, 6/02/22	Canada	1,757,627	1,723,984
OCI Beaumont LLC, Term B-3 Loan, 6.50%, 8/20/19	United States	1,549,835	1,578,895
			24,201,239
Media 0.4%
CSC Holdings Inc. (Cablevision), Initial Term Loans, 5.00%, 10/09/22	United States	1,143,785	1,149,075
Cumulus Media Holdings Inc., Term Loans, 4.25%, 12/23/20	United States	494,631	421,983
Media General Inc., Term B Loan, 4.00%, 7/31/20	United States	217,381	217,108
Radio One Inc., Term Loan B, 4.83%, 12/31/18	United States	6,912,010	7,037,290
Virgin Media Bristol LLC, F Facility, 3.50%, 6/30/23	United States	542,217	539,083
			9,364,539
Pharmaceuticals, Biotechnology & Life Sciences 0.4%
[f]Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, 2015
Incremental Term B Loans, 3.75%, 9/25/22	United States	3,331,918	3,284,855
Grifols Worldwide Operations USA Inc., US Tranche B Term Loan,
3.188%, 2/27/21	United States	1,706,485	1,705,330
Valeant Pharmaceuticals International Inc.,
Series D-2 Tranche B Term Loan, 3.50%, 2/13/19	United States	1,270,000	1,187,450
Series F-1 Tranche B Term Loan, 4.00%, 4/01/22	United States	3,606,101	3,360,114
			9,537,749

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75

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*		Value
[c,e]Senior Floating Rate Interests (continued)
Retailing 0.3%
Ascena Retail Group Inc., Tranche B Term Loan, 5.25%, 8/21/22	United States	3,530,372		$3,395,776
Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	2,880,710		2,475,610
The Men’s Wearhouse Inc., Tranche B Term Loan, 4.50%, 6/18/21	United States	881,426		883,622
				6,755,008
Semiconductors & Semiconductor Equipment 0.0%†
M/A-COM Technology Solutions Holdings Inc., Initial Term Loan, 4.50%,
5/07/21	United States	613,336		615,636
Software & Services 0.4%
BMC Software Finance Inc., Initial U.S. Term Loans, 5.00%, 9/10/20	United States	2,720,270		2,457,957
MoneyGram International Inc., Term Loan, 4.25%, 3/27/20	United States	5,224,508		4,904,507
Sungard Availability Services Capital Inc., Tranche B Term Loan, 6.00%,
3/29/19	United States	3,074,138		2,666,815
				10,029,279
Technology Hardware & Equipment 0.1%
CIENA Corp., Term Loan, 3.75%, 7/15/19	United States	236,628		236,036
[f]Dell International LLC, Term B-2 Loan, 4.00%, 4/29/20	United States	1,324,306		1,325,873
				1,561,909
Telecommunication Services 0.1%
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19	Luxembourg	1,381,898		1,341,953
Windstream Corp., Term Loan B-5, 3.50%, 8/08/19	United States	542,438		531,363
Zayo Group LLC, 2021 Term Loans, 3.75%, 5/06/21	United States	1,206,907		1,206,243
				3,079,559
Transportation 0.1%
Navios Maritime Midstream Partners LP, Initial Term Loan, 5.50%,
6/18/20	Marshall Islands	1,234,369		1,222,025
[f]Navios Maritime Partners LP, Initial Term Loan, 6.50%, 6/27/18	Marshall Islands	68,000		67,575
				1,289,600
Total Senior Floating Rate Interests
(Cost $120,966,234)				116,082,063
Foreign Government and Agency Securities 3.1%
The Export-Import Bank of Korea, senior note, 2.25%, 1/21/20	South Korea	11,200,000		11,196,920
Government of Hungary,
5.50%, 12/22/16	Hungary	750,880,000	HUF	2,804,618
A, 6.75%, 11/24/17	Hungary	3,910,000	HUF	15,379
A, 5.50%, 12/20/18	Hungary	428,710,000	HUF	1,675,669
Government of Malaysia,
senior bond, 4.262%, 9/15/16	Malaysia	2,300,000	MYR	542,149
senior note, 3.172%, 7/15/16	Malaysia	5,550,000	MYR	1,295,594
senior note, 4.012%, 9/15/17	Malaysia	29,800,000	MYR	7,053,776
Government of Mexico,
6.25%, 6/16/16	Mexico	1,174,500	[g]MXN	7,234,963
7.25%, 12/15/16	Mexico	894,000	[g]MXN	5,628,763
7.75%, 12/14/17	Mexico	930,000	[g]MXN	6,055,221
[b]Government of New Zealand, senior note, Reg S, 3.00%, 4/15/20	New Zealand	21,900,000	NZD	14,993,549
Government of Poland,
4.75%, 10/25/16	Poland	4,100,000	PLN	1,093,560
[c]FRN, 1.79%, 1/25/17	Poland	1,338,000	PLN	346,102
[c]FRN, 1.79%, 1/25/21	Poland	1,356,000	PLN	345,237

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FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Foreign Government and Agency Securities (continued)
[a]Government of Serbia, senior note, 144A, 5.25%, 11/21/17	Serbia	1,800,000		$1,881,666
Government of Sri Lanka,
A, 6.40%, 8/01/16	Sri Lanka	1,500,000	LKR	10,550
A, 8.00%, 11/15/18	Sri Lanka	3,780,000	LKR	26,296
A, 9.00%, 5/01/21	Sri Lanka	4,890,000	LKR	34,183
C, 8.50%, 4/01/18	Sri Lanka	2,890,000	LKR	20,425
D, 8.50%, 6/01/18	Sri Lanka	1,960,000	LKR	13,862
Government of the Philippines, senior note,
7.00%, 1/27/16	Philippines	3,500,000	PHP	75,487
1.625%, 4/25/16	Philippines	19,230,000	PHP	409,907
Korea Monetary Stabilization Bond, senior note,
2.07%, 12/02/16	South Korea	3,300,000,000	KRW	2,904,259
1.96%, 2/02/17	South Korea	4,250,000,000	KRW	3,737,844
[a]Korea National Oil Corp., senior note, 144A, 2.875%, 11/09/15	South Korea	2,000,000		2,000,600
Korea Treasury Bond, senior note,
2.75%, 6/10/16	South Korea	4,800,000,000	KRW	4,233,479
3.00%, 12/10/16	South Korea	1,590,000,000	KRW	1,413,485
[h]Nota Do Tesouro Nacional, Index Linked, 6.00%,
8/15/16	Brazil	789	[i] BRL	558,045
5/15/17	Brazil	150	[i] BRL	106,115
8/15/18	Brazil	1,810	[i] BRL	1,255,960
Total Foreign Government and Agency Securities
(Cost $84,994,007)				78,963,663
U.S. Government and Agency Securities
(Cost $3,256,139) 0.1%
[j]U.S. Treasury Note, Index Linked, 0.125%, 4/15/16	United States	3,239,167		3,219,535
Asset-Backed Securities and Commercial
Mortgage-Backed Securities 28.0%
Banks 9.2%
Banc of America Commercial Mortgage Trust,
2006-1, AJ, 5.46%, 9/10/45	United States	8,350,000		8,408,742
[c]2006-1, D, FRN, 5.65%, 9/10/45	United States	1,776,000		1,780,468
2006-4, AJ, 5.695%, 7/10/46	United States	7,087,000		7,205,920
2006-4, AM, 5.675%, 7/10/46	United States	6,710,000		6,905,470
Bear Stearns Commercial Mortgage Securities Inc.,
[c]2006-PW11, AJ, FRN, 5.653%, 3/11/39	United States	5,382,000		5,426,401
[c]2006-PW12, AJ, FRN, 5.938%, 9/11/38	United States	1,770,000		1,778,150
2006-PW13, AJ, 5.611%, 9/11/41	United States	7,000,000		7,062,166
[c]2007-PW16, AM, FRN, 5.705%, 6/11/40	United States	2,100,000		2,218,881
Bear Stearns Commercial Mortgage Securities Trust,
[c]2005-T20, E, FRN, 5.342%, 10/12/42	United States	2,000,000		1,997,351
2006-PW13, A4, 5.54%, 9/11/41	United States	3,116,434		3,171,946
[c]2007-PW16, A4, FRN, 5.705%, 6/11/40	United States	1,388,981		1,448,429
Capital One Multi-Asset Execution Trust,
2006-A6, A3, 5.05%, 12/17/18	United States	6,100,000		6,179,396
[c]2006-A11, A11, FRN, 0.286%, 6/17/19	United States	12,000,000		11,978,131
[c]2007-A1, A1, FRN, 0.246%, 11/15/19	United States	12,220,000		12,181,827
[c]2007-A2, A2, FRN, 0.276%, 12/16/19	United States	11,390,000		11,342,532
[c]2007-A5, A5, FRN, 0.236%, 7/15/20	United States	10,200,000		10,123,009
[c]CD Commercial Mortgage Trust, 2005-CD1, AJ, FRN, 5.255%, 7/15/44	United States	323,749		323,613

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Banks (continued)
Citibank Credit Card Issuance Trust,
2005-A9, A9, 5.10%, 11/20/17	United States	6,200,000	$6,214,902
[c]2006-A3, A3, FRN, 5.30%, 3/15/18	United States	2,160,000	2,197,379
[c]2006-A8, A8, FRN, 0.361%, 12/17/18	United States	6,230,000	6,212,570
[c]2013-A11, A11, FRN, 0.434%, 2/07/18	United States	9,620,000	9,617,877
[c]2013-A12, A12, FRN, 0.541%, 11/07/18	United States	6,200,000	6,197,725
[c]2014-A9, A9, FRN, 0.396%, 5/09/18	United States	2,180,000	2,179,430
Citigroup Commercial Mortgage Trust,
2006-C5, AJ, 5.482%, 10/15/49	United States	1,219,000	1,191,719
[c]2007-C6, AM, FRN, 5.898%, 6/10/17	United States	7,000,000	7,274,680
[c]Citigroup/Deutsche Bank Commercial Mortgage Trust, 2005-CD1, E, FRN,
5.255%, 7/15/44	United States	3,495,000	3,489,632
[c]Countrywide Asset-Backed Certificates,
2001-BC3, A, FRN, 0.677%, 12/25/31	United States	1,708	1,264
2002-3, 1A1, FRN, 0.937%, 5/25/32	United States	1,775	1,690
2004-1, M1, FRN, 0.947%, 3/25/34	United States	405,556	389,991
2004-7, MV3, FRN, 1.247%, 12/25/34	United States	513,119	511,689
Credit Suisse First Boston Mortgage Securities Corp.,
2004-6, 3A1, 5.00%, 9/25/19	United States	1,430,731	1,486,180
[c]2004-AR3, 5A1, FRN, 2.549%, 4/25/34	United States	2,167,971	2,209,825
[c]2005-C5, C, FRN, 5.10%, 8/15/38	United States	2,413,725	2,413,573
[c]Greenwich Capital Commercial Funding Corp., 2006-GG7,
AJ, FRN, 6.021%, 7/10/38	United States	7,310,000	7,264,625
AM, FRN, 6.021%, 7/10/38	United States	660,000	674,248
[c]Impac Secured Assets CMN Owner Trust, 2004-4, M1, FRN, 0.962%,
2/25/35	United States	1,120,000	1,078,672
JP Morgan Chase Commercial Mortgage Securities Trust,
2004-LN2, A2, 5.115%, 7/15/41	United States	74,873	75,001
2006-CB17, AM, 5.464%, 12/12/43	United States	2,350,000	2,383,582
[c,k]2006-LDP7, AJ, FRN, 5.911%, 4/15/45	United States	5,199,000	4,972,745
[c]LB-UBS Commercial Mortgage Trust,
2006-C1, AJ, FRN, 5.276%, 2/15/41	United States	967,000	972,686
2006-C3, AJ, FRN, 5.72%, 3/15/39	United States	2,500,000	2,524,712
2006-C4, AJ, FRN, 5.838%, 6/15/38	United States	5,860,000	5,939,755
[c]Merrill Lynch Mortgage Investors Trust,
2003-A, 1A, FRN, 0.937%, 3/25/28	United States	608,375	581,384
2005-1, 2A2, FRN, 2.163%, 4/25/35	United States	719,594	701,675
2006-3, 2A1, FRN, 2.401%, 10/25/36	United States	3,591,720	3,534,731
[c]Merrill Lynch Mortgage Trust, 2005-CKI1, AJ, FRN, 5.699%, 11/12/37	United States	230,906	230,817
[c]Morgan Stanley ABS Capital I Inc. Trust, 2005-WMC, M2, FRN, 0.932%,
1/25/35	United States	474,629	461,774
Morgan Stanley Capital I Trust,
[a]2005-RR6, B, 144A, 5.306%, 5/24/43	United States	3,298,000	3,316,090
[c]2006-HQ8, A4, FRN, 5.609%, 3/12/44	United States	249,739	249,467
[c]2006-HQ8, AJ, FRN, 5.689%, 3/12/44	United States	7,000,000	7,020,220
[c]Wachovia Bank Commercial Mortgage Trust,
[a]2003-C7, F, 144A, FRN, 5.895%, 10/15/35	United States	739,569	746,041
2006-C23, AJ, FRN, 5.515%, 1/18/45	United States	8,000,000	8,038,963
2006-C23, AM, FRN, 5.466%, 1/15/45	United States	2,730,000	2,734,238
2006-C25, AJ, FRN, 5.72%, 5/15/43	United States	8,796,000	8,896,649

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Banks (continued)
[c]Wachovia Bank Commercial Mortgage Trust, (continued)
2006-C27, AM, FRN, 5.795%, 7/17/45	United States	2,755,000	$2,821,597
2006-C28, AM, FRN, 5.603%, 10/15/48	United States	7,330,000	7,542,057
[c]Wells Fargo Mortgage Backed Securities Trust,
2004-I, 2A1, FRN, 2.699%, 6/25/34	United States	2,301,996	2,320,455
2004-V, 2A1, FRN, 2.756%, 10/25/34	United States	1,871,031	1,899,894
2004-W, A9, FRN, 2.727%, 11/25/34	United States	197,798	201,786
2005-AR, 1A1, FRN, 2.618%, 2/25/35	United States	2,419,444	2,432,114
2005-AR9, 2A2, FRN, 2.736%, 10/25/33	United States	249,139	246,902
2005-AR10, 2A3, FRN, 2.695%, 6/25/35	United States	1,037,680	1,029,821
			232,015,259
Diversified Financials 18.6%
[c]American Express Credit Account Master Trust,
2008-2, A, FRN, 1.456%, 9/15/20	United States	2,900,000	2,955,953
2012-1, A, FRN, 0.466%, 1/15/20	United States	11,890,000	11,876,813
[c]American Home Mortgage Investment Trust,
2004-3, 4A, FRN, 2.03%, 10/25/34	United States	4,302,002	4,242,809
2005-1, 6A, FRN, 2.527%, 6/25/45	United States	2,006,818	1,973,821
[c,k]Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through
Certificates, 2004-R4, M1, FRN, 1.022%, 6/25/34	United States	1,379,636	1,352,503
[a]Apidos CDO, 2013-14A, C2, 144A, 4.85%, 4/15/25	United States	1,900,000	1,884,990
[a,c]ARCap REIT Inc., 2004-RR3, A2, 144A, FRN, 4.76%, 9/21/45	United States	5,910,717	5,993,172
[a]ARCap Resecuritization Trust, 2004-A1, A, 144A, 4.73%, 4/21/24	United States	415,116	417,685
[a,c]Ares IIIR/IVR CLO Ltd., 2007-3RA,
A2, 144A, FRN, 0.537%, 4/16/21	United States	2,854,089	2,811,335
B, 144A, FRN, 0.687%, 4/16/21	United States	3,700,000	3,586,151
[a,c]ARES XI CLO Ltd., 2007-11A,
A1B, 144A, FRN, 0.581%, 10/11/21	United States	6,525,151	6,434,060
A1C, 144A, FRN, 0.591%, 10/11/21	United States	1,664,335	1,633,245
[c]Argent Securities Inc., 2005-W2, A2C, FRN, 0.557%, 10/25/35	United States	1,077,284	1,026,064
[a,c]Atrium CDO Corp., 10A, A, 144A, FRN, 1.437%, 7/16/25	United States	1,390,000	1,362,103
[a,c]Atrium XI, 11A, C, 144A, FRN, 3.516%, 10/23/25	Cayman Islands	6,750,000	6,705,180
[a,c]Babson CLO Inc., 2007-1A, A1, 144A, FRN, 0.54%, 1/18/21	United States	1,734,586	1,708,134
[c]Bank of America Credit Card Trust, 2014-A2, A, FRN, 0.466%, 9/16/19	United States	9,620,000	9,607,808
[c]Bear Stearns Alt-A Trust,
2004-10, 1A3, FRN, 1.197%, 9/25/34	United States	2,482,163	2,483,315
2004-13, A2, FRN, 1.077%, 11/25/34	United States	144,571	139,294
[a,c]Bear Stearns Commercial Mortgage Securities Trust, 2006-PW12, B,
144A, FRN, 5.938%, 9/11/38	United States	1,860,000	1,828,050
[a,c]Carefree Portfolio Trust, 2014-CARE, A, 144A, FRN, 1.516%, 11/15/19	United States	4,795,000	4,798,767
[a,c]Carlyle Global Market Strategies CLO Ltd., 2012-4A, A, 144A, FRN,
1.677%, 1/20/25	United States	4,020,000	4,007,337
[a,c]Catamaran CLO Ltd., 2014-2A, B, 144A, FRN, 3.315%, 10/18/26	United States	3,011,300	2,942,432
[a,c]Cent CDO XI Ltd., 2006-11A, B, 144A, FRN, 1.123%, 4/25/19	United States	1,280,000	1,238,426
[a,c]Cent CLO 21 Ltd., 2014-21A, B, 144A, FRN, 3.123%, 7/27/26	United States	780,000	757,856
[a,c]Cent CLO LP, 2014-22A, B, 144A, FRN, 3.511%, 11/07/26	Cayman Islands	4,050,000	4,021,387
[a]Centerline REIT Inc., 2004-RR3, B, 144A, 5.04%, 9/21/45	United States	2,227,000	2,156,382
[c]Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-2, 2A2,
FRN, 0.697%, 2/25/35	United States	12,507	11,125

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[c]Chase Issuance Trust,
2007-A2, A2, FRN, 0.246%, 4/15/19	United States	6,468,000	$6,448,048
2007-B1, B1, FRN, 0.446%, 4/15/19	United States	9,400,000	9,351,423
2007-C1, C1, FRN, 0.656%, 4/15/19	United States	3,800,000	3,785,750
2013-A3, A3, FRN, 0.476%, 4/15/20	United States	6,147,000	6,132,211
2014-A3, A3, FRN, 0.396%, 5/15/18	United States	11,780,000	11,774,462
2014-A5, A5, FRN, 0.566%, 4/15/21	United States	7,310,000	7,283,150
[a,c]CIFC Funding Ltd., 2007-3A, A1J, 144A, FRN, 0.72%, 7/26/21	United States	6,700,000	6,561,444
[a,c]Colony American Homes, 2014-1A,
A, 144A, FRN, 1.40%, 5/17/31	United States	4,706,600	4,655,557
C, 144A, FRN, 2.10%, 5/17/31	United States	700,000	690,015
[a]Colony MFM Trust, 2014-1, A, 144A, 2.543%, 4/20/50	United States	8,430,952	8,420,481
[a]ColumbusNova CLO IV Ltd., 2007-2A, B, 144A, 1.571%, 10/15/21	United States	760,000	750,340
[c]Commercial Mortgage Trust,
2005-GG5, AJ, FRN, 5.607%, 4/10/37	United States	2,260,837	2,259,432
2007-C9, A1A, FRN, 5.989%, 12/10/49	United States	7,721,092	8,137,567
[a]2014-BBG, A, 144A, FRN, 0.996%, 3/15/29	United States	3,250,000	3,227,985
[c]Conseco Finance Securitizations Corp., 2002-2, M1, FRN, 7.424%,
3/01/33	United States	985,000	1,081,563
[a]Core Industrial Trust, 2015-CALW, A, 144A, 3.04%, 2/10/34	United States	5,090,000	5,175,585
[a,c]Cornerstone CLO Ltd., 2007-1A, B, 144A, FRN, 1.271%, 7/15/21	United States	995,000	964,056
[a]Countryplace Manufactured Housing Contract Trust,
2005-A3, 144A, 4.80%, 12/15/35	United States	54,919	55,530
2007-1, A3, 144A, 5.593%, 7/15/37	United States	90,439	91,900
[c]Countrywide Home Loans,
2004-6, 1A1, FRN, 2.61%, 5/25/34	United States	3,019,710	3,011,739
2004-11, 2A1, FRN, 2.25%, 7/25/34	United States	3,456,377	3,432,372
[a]CT CDO III Ltd., 2005-3A, C, 144A, 5.471%, 6/25/35	United States	366,763	368,311
[a,c]CT CDO IV Ltd., 2006-4A, A1, 144A, FRN, 0.504%, 10/20/43	United States	1,317,480	1,314,773
[c]Discover Card Execution Note Trust,
2012-A4, A4, FRN, 0.566%, 11/15/19	United States	10,500,000	10,499,096
2013-A6, A6, FRN, 0.646%, 4/15/21	United States	5,520,000	5,516,130
2014-A1, A1, FRN, 0.626%, 7/15/21	United States	7,690,000	7,684,185
[a,c]Eaton Vance CDO Ltd., 2014-1A,
B, 144A, FRN, 2.371%, 7/15/26	United States	858,000	845,276
C, 144A, FRN, 3.321%, 7/15/26	United States	739,600	725,651
[a]Emerson Park CLO Ltd., 2013-1A, C2, 144A, 5.64%, 7/15/25	United States	630,000	633,818
[a,c]Fairfield Street Solar, 2004-1A, A1, 144A, FRN, 0.675%, 11/28/39	Cayman Islands	7,485,921	7,273,022
[c]FHLMC Structured Agency Credit Risk Debt Notes,
2014-DN3, M2, FRN, 2.597%, 8/25/24	United States	2,950,000	2,980,981
2014-DN4, M2, FRN, 2.597%, 10/25/24	United States	9,980,000	10,081,121
2014-HQ1, M2, FRN, 2.697%, 8/25/24	United States	7,195,000	7,254,970
2014-HQ3, M3, FRN, 2.847%, 10/25/24	United States	5,650,000	5,747,696
2015-DN1, M2, FRN, 2.597%, 1/25/25	United States	10,535,000	10,650,328
2015-DNA1, M2, FRN, 2.047%, 10/25/27	United States	7,170,000	7,101,022
2015-HQ1, M1, FRN, 1.247%, 3/25/25	United States	3,697,924	3,696,642
[c]First Horizon Alternative Mortgage Securities Trust, 2004-AA5, 2A1, FRN,
2.074%, 12/25/34	United States	2,423,276	2,370,201
[c]FNMA Connecticut Avenue Securities, FRN, 1.147%, 5/25/24	United States	1,207,166	1,199,913

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financials (continued)
Ford Credit Auto Owner Trust,
2012-A, A4, 1.15%, 6/15/17	United States	966,945	$967,715
2012-D, A3, 0.51%, 4/15/17	United States	628,558	628,485
[a]G-Force LLC,
[c]2005-RR2, A3FL, 144A, FRN, 0.497%, 12/25/39	United States	577,680	570,185
2005-RRA, B, 144A, 5.09%, 8/22/36	United States	2,798,024	2,832,958
[k]GMAC Commercial Mortgage Securities Inc., 2005-C1, B, 4.936%,
5/10/43	United States	1,615,000	404,861
[c]GSAA Home Equity Trust,
2005-5, M3, FRN, 1.142%, 2/25/35	United States	5,950,000	5,641,271
FRN, 0.567%, 6/25/35	United States	607,516	586,187
[c]GSAMP Trust, 2005-HE3, M2, FRN, 1.202%, 6/25/35	United States	1,499,563	1,470,396
[c]GSR Mortgage Loan Trust, 2005-AR1, 1A1, FRN, 2.87%, 1/25/35	United States	928,298	892,794
[a]Highbridge Loan Management Ltd., 2013-2A, B2, 144A, 5.80%,
10/20/24	United States	570,000	572,941
[a,c]Hilton USA Trust, 2013-HLF,
AFL, 144A, FRN, 1.194%, 11/05/30	United States	7,878,793	7,820,271
BFL, 144A, FRN, 1.694%, 11/05/30	United States	1,783,692	1,770,444
[a,c]Invitation Homes Trust,
2014-SFR1, B, 144A, FRN, 1.697%, 6/17/31	United States	1,130,000	1,111,207
2014-SFR2, A, 144A, FRN, 1.297%, 9/17/31	United States	4,510,000	4,427,939
2014-SFR2, B, 144A, FRN, 1.797%, 9/17/31	United States	8,500,000	8,328,744
2015-SFR1, A, 144A, FRN, 1.647%, 3/17/32	United States	2,432,873	2,413,160
2015-SFR2, A, 144A, FRN, 1.547%, 6/17/32	United States	7,318,159	7,213,936
2015-SFR3, A, 144A, FRN, 1.497%, 8/17/32	United States	4,323,627	4,250,137
[a,c]Jefferies & Co., 2009-R2, 4A, 144A, FRN, 2.557%, 5/26/37	United States	1,785,352	1,800,663
[c]JP Morgan Chase Commercial Mortgage Securities Trust,
2005-LDP5, A, FRN, 5.746%, 12/15/44	United States	1,150,000	1,154,134
2005-LPD5, F, FRN, 5.746%, 12/15/44	United States	7,850,000	7,871,666
2006-LDP7, A4, FRN, 5.911%, 4/15/45	United States	619,060	626,668
[c]JP Morgan Mortgage Trust, 2004-A1, 5A1, FRN, 2.523%, 2/25/34	United States	141,157	140,270
[a,c]Landmark IX CDO Ltd., 2007-9A, C, 144A, FRN, 1.021%, 4/15/21	United States	1,040,000	1,016,652
[a,c]LB-UBS Commercial Mortgage Trust,
2001-C3, E, 144A, FRN, 6.95%, 6/15/36	United States	700,000	703,460
2004-C7, H, 144A, FRN, 4.755%, 10/15/36	United States	768,631	774,253
[a]LNR CDO Ltd.,
[c]2002-1A, DFL, 144A, FRN, 1.594%, 7/24/37	Cayman Islands	4,249,222	4,230,907
2002-1A, DFX, 144A, 6.727%, 7/24/37	United States	1,104,798	1,109,272
[c]2003-1A, EFL, 144A, FRN, 3.195%, 7/23/36	Cayman Islands	2,455,953	2,463,444
[a,c]Mach One 2004-1A ULC, H, 144A, FRN, 6.07%, 5/28/40	United States	941,119	940,724
[c]Madison Avenue Manufactured Housing Contract Trust, 2002-A, B1, FRN,
3.447%, 3/25/32	United States	2,610,000	2,653,776
[c]Manufactured Housing Contract Trust Pass Through Certificates, 2001-1,
IIM2, FRN, 1.644%, 4/20/32	United States	8,938,238	8,364,343
MASTR Alternative Loan Trust,
2003-1, 3A1, 5.00%, 2/25/18	United States	460,551	471,321
2003-6, 2A1, 5.00%, 8/25/18	United States	1,252,075	1,289,267
2003-9, 1A1, 5.50%, 12/25/18	United States	509,021	524,448
2004-4, 5A1, 5.50%, 4/25/19	United States	1,515,254	1,571,091
[c]2004-11, 2A1, FRN, 5.537%, 11/25/19	United States	1,565,056	1,625,738

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[c]MASTR ARM Trust,
2007-1, I2A2, FRN, 0.357%, 1/25/47	United States	417,603		$416,529
[k]2007-3, 12A2, FRN, 0.397%, 5/25/47	United States	518,355		514,630
[c]Merrill Lynch Mortgage Investors Trust Inc., 2003-E, A1, FRN, 0.817%,
10/25/28	United States	1,221,890		1,175,120
[c]Merrill Lynch Mortgage Investors Trust,
2003-G, A2, FRN, 1.098%, 1/25/29	United States	1,191,799		1,146,203
2005-A10, A, FRN, 0.407%, 2/25/36	United States	4,520,894		4,178,060
[c]Merrill Lynch Mortgage Trust, 2005-CKI1, D, FRN, 5.70%, 11/12/37	United States	5,550,000		5,541,990
[c]ML-CFC Commercial Mortgage Trust, 2006-3, A1A, FRN, 5.409%,
7/12/46	United States	2,960,109		3,030,198
[a,c]N-Star Real Estate CDO Ltd., 2006-6A, A1, 144A, FRN, 0.666%,
6/16/41	Cayman Islands	1,711,824		1,691,043
[c]New York Mortgage Trust, 2005-3, M1, FRN, 0.647%, 2/25/36	United States	681,503		633,868
[a,c]Newcastle CDO Ltd., 2004-5A, 1, 144A, FRN, 0.667%, 12/24/39	United States	108,003		107,392
[a,c]NZCG Funding Ltd., 2015-2A, A1, 144A, FRN, 1.84%, 4/27/27	United States	8,101,875		8,066,794
[c]Ownit Mortgage Loan Asset-Backed Certificates, 2005-2, M4, FRN,
1.127%, 3/25/36	United States	2,217,254		2,186,024
[c]Park Place Securities Inc. Asset-Backed Pass-Through Certificates,
2004-MCW1, M1, FRN, 1.135%, 10/25/34	United States	154,220		154,200
2004-WHQ2, M2, FRN, 1.142%, 2/25/35	United States	1,742,203		1,741,194
[a,c]Progress Residential Trust,
2014-SFR, B, 144A, FRN, 2.097%, 10/17/31	United States	1,960,000		1,946,505
2014-SFR1, A, 144A, FRN, 1.297%, 10/17/31	United States	2,400,000		2,353,687
2015-SFR1, A, 144A, FRN, 1.597%, 2/17/32	United States	10,820,000		10,763,465
[c]RAAC, 2004-SP1, AII, FRN, 0.897%, 3/25/34	United States	850,643		818,599
[c]Residential Funding Mortgage Securities II, 2004-HI3, A5, FRN, 5.48%,
6/25/34	United States	417,504		432,146
[a,c]Resource Capital Corp. Ltd.,
2014-CRE2, A, 144A, FRN, 1.247%, 4/15/32	Cayman Islands	3,219,525		3,208,151
[k]2015-CRE4, A, 144A, FRN, 1.607%, 8/15/32	Cayman Islands	1,900,000		1,894,927
[a,c]Seawall SPC, 2006-1A, C1, 144A, FRN, 1.446%, 4/15/46	United States	81,220		80,652
[c]Sequoia Mortgage Trust, 2003-4,
1A1, FRN, 0.814%, 7/20/33	United States	376,023		355,571
1A2, FRN, 1.116%, 7/20/33	United States	368,511		349,338
[a,c]Silver Bay Realty Trust, 2014-1,
A, 144A, FRN, 1.197%, 9/17/31	United States	1,186,706		1,159,795
B, 144A, FRN, 1.647%, 9/17/31	United States	540,000		530,812
[c]Structured ARM Loan Trust, 2004-12, 3A1, FRN, 2.52%, 9/25/34	United States	4,710,668		4,753,993
[c]Structured Asset Investment Loan Trust, 2004-BNC2, A2, FRN, 1.237%,
12/25/34	United States	2,341,262		2,308,650
[c]Structured Asset Mortgage Investments II Trust, 2004-AR6, A1A, FRN,
0.897%, 2/19/35	United States	2,607,444		2,466,290
[c]Structured Asset Mortgage Investments Trust,
2003-AR1, A1, FRN, 0.937%, 10/19/33	United States	459,879		436,048
2003-AR2, A1, FRN, 0.937%, 12/19/33	United States	1,117,250		1,079,763
[a,c]SWAY Residential 2014-1 Trust, 2014-1, A, 144A, FRN, 1.497%,
1/17/32	United States	6,245,186		6,222,360
[b,c]Talisman 6 Finance, Reg S, FRN, 0.127%, 10/22/16	Germany	86,117	EUR	93,640

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[c]Thornburg Mortgage Securities Trust,
2003-4, A1, FRN, 0.837%, 9/25/43	United States	3,052,848	$2,964,567
2004-3, A, FRN, 0.937%, 9/25/44	United States	1,570,111	1,473,358
2005-1, A3, FRN, 2.216%, 4/25/45	United States	516,862	513,137
2007-4, 1A1, FRN, 2.393%, 9/25/37	United States	1,087,595	1,066,099
[a,c]Trade MAPS Ltd., 2013-1A, A, 144A, FRN, 0.896%, 12/10/18	Ireland	8,500,000	8,494,815
[a]Tricon American Homes Trust, 2015-SFR1, A, 144A, 1.447%, 5/17/32	United States	7,870,000	7,722,304
Vanderbilt Acquisition Loan Trust, 2002-1, M1, 7.33%, 5/07/32	United States	291,629	314,765
[a,c]Veritas CLO Ltd., 2006-2A, A2, 144A, FRN, 0.651%, 7/11/21	United States	2,000,000	1,980,640
[c]WaMu Mortgage Pass-Through Certificates,
2005-AR8, 1A1A, FRN, 0.487%, 7/25/45	United States	1,749,126	1,645,272
2005-AR19, A1A1, FRN, 0.467%, 12/25/45	United States	4,625,884	4,337,201
[c]Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates,
2004-1, A3, FRN, 0.567%, 4/25/34	United States	1,980,000	1,899,888
[a,c]West CLO Ltd., 2014-1A,
A2, 144A, FRN, 2.417%, 7/18/26	United States	1,360,000	1,342,470
B, 144A, FRN, 3.167%, 7/18/26	United States	3,590,000	3,484,274
			469,502,098
Real Estate 0.2%
[a,c]American Homes 4 Rent, 2014-SFR1,
A, 144A, FRN, 1.25%, 6/17/31	United States	3,114,070	3,053,106
C, 144A, FRN, 2.00%, 6/17/31	United States	492,000	477,298
[c]Novastar Home Equity Loan, 2004-4, M4, FRN, 1.847%, 3/25/35	United States	2,000,000	1,976,986
			5,507,390
Total Asset-Backed Securities and Commercial
Mortgage-Backed Securities (Cost $712,172,974)			707,024,747
Mortgage-Backed Securities 2.8%
[c]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable
Rate 0.7%
FHLMC, 1.78% - 6.345%, 11/01/17 - 9/01/41	United States	15,707,187	16,627,459
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 0.0%†
FHLMC Gold 15 Year, 5.00%, 10/01/23	United States	196,328	206,072
FHLMC Gold 15 Year, 6.00%, 6/01/23	United States	75,081	81,586
FHLMC Gold 30 Year, 5.00%, 1/01/39	United States	267,385	292,866
			580,524
[c]Federal National Mortgage Association (FNMA) Adjustable
Rate 1.7%
FNMA, 1.19% - 3.052%, 8/01/16 - 10/01/44	United States	19,081,627	20,050,067
FNMA, 3.062% - 7.678%, 3/01/18 - 8/01/40	United States	22,177,310	23,488,530
			43,538,597
Federal National Mortgage Association (FNMA)
Fixed Rate 0.4%
FNMA 15 Year, 3.50%, 10/01/25	United States	1,981,740	2,096,142
FNMA 15 Year, 4.00%, 12/01/25	United States	3,113,340	3,314,618
FNMA 15 Year, 4.50%, 5/01/16 - 6/01/25	United States	3,895,424	4,055,008
FNMA 30 Year, 5.00%, 3/01/38	United States	61,306	67,524
			9,533,292

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Principal
	Country	Amount*	Value
Mortgage-Backed Securities (continued)
[c]Government National Mortgage Association (GNMA)
Adjustable Rate 0.0%†
GNMA, 1.625% - 1.75%, 4/20/26 - 9/20/26	United States	33,160	$34,365
Total Mortgage-Backed Securities (Cost $69,646,474)			70,314,237
Municipal Bonds 1.1%
Acalanes UHSD, GO, Contra Costa County, Refunding, 1.427%, 8/01/18	United States	1,000,000	1,000,450
Arkansas State GO, Four-Lane Highway Construction and Improvement
Bonds, 3.25%, 6/15/22	United States	765,000	824,815
Chicago GO, Project and Refunding, Series B, 5.00%,
1/01/17	United States	1,100,000	1,130,536
1/01/18	United States	910,000	937,528
Colorado State ISD, GO, Mitchell and Scurry Counties, School Building,
PSF Guarantee, 5.00%, 8/15/43	United States	350,000	393,841
Florida State Hurricane Catastrophe Fund Finance Corp. Revenue,
Series A, 2.107%, 7/01/18	United States	2,000,000	2,023,180
Industry Public Facilities Authority Tax Allocation Revenue, Transportation
District, Industrial Redevelopment Project No. 2, Refunding, Series B,
AGMC Insured, 3.389%, 1/01/20	United States	5,900,000	6,132,814
Minnesota State GO, Series C, 2.50%, 8/01/18	United States	1,500,000	1,552,545
Rhode Island State and Providence Plantations GO, Consolidated Capital
Development Loan of 2012, Refunding, Series A, 5.00%, 8/01/19	United States	2,500,000	2,856,400
Riverside County RDA Tax Allocation, Housing, Series A-T, 6.25%,
10/01/16	United States	1,140,000	1,159,163
[c]University of California Revenue,
Series Y-1, Monthly FRN, 0.693%, 7/01/41	United States	7,600,000	7,598,632
Series Y-2, Monthly FRN, 0.693%, 7/01/41	United States	390,000	389,930
Total Municipal Bonds (Cost $25,457,405)			25,999,834
		Shares
Escrows and Litigation Trusts (Cost $—) 0.0%
[l,m]NewPage Corp., Litigation Trust	United States	500,000	—

		Notional
	Counterparty	Amount*
Options Purchased 0.0%†
Calls — Over-the-Counter
Currency Options 0.0%†
USD/CAD, November Strike Price 1.31 CAD, Expires 11/12/15	JPHQ	2,500,000	13,285
Puts — Over-the-Counter
Credit Default Swaptions 0.0%†
Buy protection on CDX.NA.HY.24, Premium Rate 5.00%,
Strike Price $101, Expires 12/16/15	JPHQ	9,200,000	17,278
Buy protection on CDX.NA.HY.24, Premium Rate 5.00%,
Strike Price $103, Expires 12/16/15	FBCO	9,200,000	34,237
Buy protection on CDX.NA.IG.24, Premium Rate 1.00%,
Strike Price $90, Expires 12/16/15	FBCO	37,000,000	29,267
			80,782

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STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

				Value
Total Options Purchased (Cost $613,736)				$94,067
Total Investments before Short Term Investments
(Cost $2,102,231,933)				$2,070,984,816

		Principal
	Country	Amount*
Short Term Investments 17.2%
Corporate Bonds 0.5%
[a]GE Capital International Funding Co., senior note, 144A, 0.964%,
4/15/16	United States	2,068,000		2,067,731
HCA Inc., senior bond, 7.19%, 11/15/15	United States	11,000,000		11,027,500
Total Corporate Bonds (Cost $13,091,895)				13,095,231
Foreign Government and Agency Securities
(Cost $3,601,803) 0.2%
Korea Monetary Stabilization Bond, senior note, 2.79%, 6/02/16	South Korea	4,000,000,000	KRW	3,528,060
U.S. Government and Agency Securities 6.5%
[n]U.S. Treasury Bill,
11/12/15	United States	45,000,000		44,999,865
11/19/15	United States	37,500,000		37,499,963
12/17/15 - 1/14/16	United States	45,000,000		44,996,275
2/04/16	United States	37,500,000		37,490,325
Total U.S. Government and Agency Securities
(Cost $164,969,411)				164,986,428
Total Investments before Money Market Funds
(Cost $2,283,895,042)				2,252,594,535

		Shares
Money Market Funds (Cost $253,268,073) 10.0%
[m,o]Institutional Fiduciary Trust Money Market Portfolio	United States	253,268,073		253,268,073
Total Investments (Cost $2,537,163,115) 99.2%				2,505,862,608
Options Written (0.0)%†				(34,752)
Other Assets, less Liabilities 0.8%				20,666,340
Net Assets 100.0%				$2,526,494,196

		Notional
	Counterparty	Amount*
[p]Options Written (0.0)%†
Calls — Over-the-Counter
Currency Options (0.0)%†
USD/CAD, November Strike Price 1.36 CAD, Expires 11/12/15	JPHQ	2,500,000		$(130)

Puts — Over-the-Counter
Credit Default Swaptions (0.0)%†
Buy protection on CDX.NA.HY.24, Premium Rate 5.00%, Strike Price
$98, Expires 12/16/15	JPHQ	9,200,000		(7,769)

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)
		Notional
	Counterparty	Amount*	Value
[p]Options Written (continued)
Puts — Over-the-Counter (continued)
Credit Default Swaptions (continued)
Buy protection on CDX.NA.HY.24, Premium Rate 5.00%,
Strike Price $100, Expires 12/16/15	FBCO	9,200,000	$(13,052)
Buy protection on CDX.NA.IG.24, Premium Rate 1.00%,
Strike Price $110, Expires 12/16/15	FBCO	37,000,000	(13,801)
			(34,622)
Total Options Written (Premiums Received $343,025)			$(34,752)

†Rounds to less than 0.1% of net assets.
*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.
aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of
Trustees. At October 31, 2015, the aggregate value of these securities was $429,628,688, representing 17% of net assets.
bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United
States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2015, the aggregate value of these securities was $45,960,592, representing 1.82% of net assets.
cThe coupon rate shown represents the rate at period end.
dAt October 31, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at year end.
eSee Note 1(i) regarding senior floating rate interests.
fA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).
gPrincipal amount is stated in 100 Mexican Peso Units.
hRedemption price at maturity is adjusted for inflation. See Note 1(k).
iPrincipal amount is stated in 1,000 Brazilian Real Units.
jPrincipal amount of security is adjusted for inflation. See Note 1(k).
kThe bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.
lSecurity has been deemed illiquid because it may not be able to be sold within seven days.
mNon-income producing.
nThe security is traded on a discount basis with no stated coupon rate.
oSee Note 3(f) regarding investments in affiliated management investment companies.
pSee Note 1(d) regarding written options.

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

At October 31, 2015, the Fund had the following financial futures contracts outstanding. See Note 1(d).

Financial Futures Contracts
		Number of	Notional	Expiration	Unrealized	Unrealized
Description	Type	Contracts	Value	Date	Appreciation	Depreciation
Interest Rate Contracts
Canadian 5 Yr. Bond	Long	145	$13,693,243	12/18/15	$—	$(131,699)
CME Ultra Long Term U.S. Treasury Bond	Short	17	2,715,750	12/21/15	—	(10,668)
U.S. Treasury 5 Yr. Note	Short	1,008	120,731,625	12/31/15	—	(89,061)
U.S. Treasury 10 Yr. Note	Short	128	16,344,000	12/21/15	—	(53,437)
U.S. Treasury 30 Yr. Bond	Short	3	469,313	12/21/15	—	(3,359)
Total Financial Futures Contracts					$—	$(288,224)
Net unrealized appreciation (depreciation)						$(288,224)

At October 31, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Euro	DBAB	Buy	82,500	$93,415	11/03/15	$—	$(2,726)
Euro	DBAB	Sell	82,500	110,798	11/03/15	20,109	—
Australian Dollar	DBAB	Buy	1,270,954	931,426	12/17/15	—	(27,535)
Australian Dollar	DBAB	Sell	4,681,098	3,590,168	12/17/15	261,013	—
Euro	DBAB	Buy	2,089,324	2,307,449	12/17/15	—	(8,961)
Euro	DBAB	Sell	18,818,263	21,286,041	12/17/15	583,858	—
Euro	JPHQ	Sell	2,600,000	2,926,586	12/17/15	66,297	—
Euro	MSCO	Sell	977,590	1,109,677	12/17/15	34,219	—
Japanese Yen	DBAB	Sell	1,072,725,000	8,766,564	12/17/15	—	(130,202)
Japanese Yen	JPHQ	Sell	227,754,944	1,860,105	12/17/15	—	(28,807)
Malaysian Ringgit	DBAB	Buy	227,680	60,305	12/17/15	—	(7,388)
Malaysian Ringgit	HSBC	Buy	48,000	12,670	12/17/15	—	(1,514)
Singapore Dollar	MSCO	Buy	2,682,949	1,990,835	12/17/15	—	(78,664)
Singapore Dollar	MSCO	Sell	2,682,949	1,911,150	12/17/15	—	(1,021)
New Zealand Dollar	DBAB	Sell	25,430,101	16,639,843	1/11/16	—	(480,462)
Australian Dollar	DBAB	Sell	1,000,000	731,700	1/14/16	21,489	—
British Pound	DBAB	Buy	3,387,851	5,181,211	1/14/16	38,907	—
British Pound	DBAB	Sell	3,387,851	5,269,125	1/14/16	49,008	—
Canadian Dollar	DBAB	Sell	3,200,000	2,507,248	1/14/16	60,874	—
Euro	BZWS	Sell	140,843	153,095	1/14/16	—	(1,948)
Euro	CITI	Sell	352,000	382,948	1/14/16	—	(4,542)
Euro	DBAB	Sell	21,494,359	23,388,012	1/14/16	—	(273,472)
Euro	JPHQ	Sell	66,188	72,007	1/14/16	—	(854)
Indian Rupee	DBAB	Buy	135,900,000	2,010,058	1/14/16	42,254	—
Japanese Yen	CITI	Sell	47,882,500	386,662	1/14/16	—	(10,722)
Japanese Yen	DBAB	Buy	609,000,000	5,091,973	1/14/16	—	(37,784)
Japanese Yen	DBAB	Sell	3,857,426,920	31,129,620	1/14/16	—	(883,788)
Japanese Yen	JPHQ	Sell	179,653,000	1,450,558	1/14/16	—	(40,412)
Malaysian Ringgit	DBAB	Buy	8,852,000	2,103,079	1/14/16	—	(47,600)
Malaysian Ringgit	DBAB	Sell	14,462,000	3,727,512	1/14/16	369,363	—
Mexican Peso	DBAB	Buy	41,200,000	2,419,118	1/14/16	61,878	—
Mexican Peso	DBAB	Sell	41,200,000	2,498,257	1/14/16	17,261	—

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Singapore Dollar	DBAB	Buy	1,082,910	$787,800	1/14/16	$—	$(16,669)
Singapore Dollar	DBAB	Sell	1,082,910	770,700	1/14/16	—	(432)
Singapore Dollar	HSBC	Buy	490,000	356,338	1/14/16	—	(7,413)
Singapore Dollar	HSBC	Sell	490,000	349,252	1/14/16	327	—
Singapore Dollar	JPHQ	Buy	304,000	221,043	1/14/16	—	(4,567)
Singapore Dollar	JPHQ	Sell	304,000	217,263	1/14/16	787	—
South Korean Won	DBAB	Buy	6,237,800,000	5,267,300	1/14/16	180,275	—
South Korean Won	DBAB	Sell	2,324,000,000	2,000,861	1/14/16	—	(28,727)
Danish Krone	DBAB	Buy	34,000,000	5,304,543	1/15/16	—	(281,390)
Euro	DBAB	Sell	1,727,000	2,259,908	2/05/16	357,850	—
Danish Krone	RBS	Sell	120,185,472	18,424,877	2/17/16	649,825	—
British Pound	DBAB	Buy	3,620,751	5,561,900	2/22/16	17,607	(1,096)
British Pound	DBAB	Sell	1,615,576	2,531,770	2/22/16	42,687	—
Euro	DBAB	Sell	22,594,095	25,467,086	2/22/16	572,517	—
Euro	GSCO	Sell	420,000	476,532	2/22/16	13,769	—
Euro	JPHQ	Sell	923,800	1,031,275	2/22/16	13,416	—
Hungarian Forint	DBAB	Sell	900,000,000	3,282,395	2/22/16	102,333	—
Japanese Yen	DBAB	Sell	961,810,500	8,034,566	2/22/16	45,451	—
Japanese Yen	HSBC	Sell	99,540,000	833,082	2/22/16	6,270	—
Japanese Yen	JPHQ	Sell	292,080,000	2,444,573	2/22/16	18,460	—
Japanese Yen	MSCO	Sell	211,800,000	1,772,318	2/22/16	13,037	—
Singapore Dollar	DBAB	Buy	2,799,600	1,980,335	2/22/16	11,176	—
Singapore Dollar	DBAB	Sell	2,799,600	1,990,331	2/22/16	—	(1,180)
Singapore Dollar	HSBC	Buy	369,000	260,897	2/22/16	1,593	—
Singapore Dollar	HSBC	Sell	369,000	262,727	2/22/16	237	—
Euro	DBAB	Sell	2,360,000	3,106,468	3/01/16	505,676	—
Euro	DBAB	Sell	2,300,000	3,021,510	4/07/16	484,572	—
Euro	BZWS	Sell	54,017	62,030	4/28/16	2,418	—
Euro	CITI	Sell	39,262	45,054	4/28/16	1,725	—
Euro	DBAB	Sell	12,947,873	14,865,404	4/28/16	576,352	—
Euro	HSBC	Sell	6,000	6,889	4/28/16	268	—
Euro	JPHQ	Sell	29,904	34,343	4/28/16	1,341	—
Indian Rupee	DBAB	Buy	78,000,000	1,160,714	4/28/16	—	(4,188)
Japanese Yen	DBAB	Sell	305,837,300	2,574,171	4/28/16	29,511	—
Philippine Peso	JPHQ	Buy	94,860,000	2,047,044	4/28/16	—	(40,811)
Euro	DBAB	Sell	3,300,000	4,453,350	8/05/16	800,539	—
Japanese Yen	JPHQ	Sell	566,101,041	5,149,880	9/02/16	420,433	—
Euro	DBAB	Buy	2,082,500	2,764,519	11/03/16	—	(451,965)
Euro	DBAB	Sell	2,082,500	2,795,756	11/03/16	483,204	—
Total Forward Exchange Contracts						$6,980,186	$(2,906,840)
Net unrealized appreciation (depreciation)						$4,073,346
[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

At October 31, 2015, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts
					Unamortized
	Periodic				Upfront
	Payment	Counterparty/	Notional	Expiration	Payments	Unrealized	Unrealized
Description	Rate	Exchange	Amount[a]	Date	(Receipts) Appreciation Depreciation			Value	Rating[b]
Centrally Cleared Swap Contracts
Contracts to Sell Protection[c]
Traded Index
CDX.NA.HY.24	5.00%	ICE	35,046,000	6/20/20	$1,396,747	$641,992	$—	$2,038,739	Non
									Investment
									Grade
CDX.NA.IG.25	1.00%	ICE	31,500,000	12/20/20	291,835	37,020	—	328,855	Investment
									Grade
Total Centrally Cleared Swap Contracts					1,688,582	679,012	—	2,367,594

OTC Swap Contracts
Contracts to Buy Protection
Single Name
Alcatel-Lucent USA Inc.	5.00%	BZWS	1,000,000	9/20/17	$(71,117)	$—	$(16,725)	$(87,842)
Alcatel-Lucent USA Inc.	5.00%	GSCO	10,000,000	9/20/17	(565,698)	—	(312,723)	(878,421)
Avon Products Inc.	5.00%	GSCO	6,500,000	3/20/20	759,768	100,698	—	860,466
Bank of America Corp.	1.00%	FBCO	2,000,000	9/20/17	1,813	—	(25,082)	(23,269)
Beazer Homes USA Inc.	5.00%	CITI	1,500,000	6/20/19	(66,752)	61,570	—	(5,182)
Beazer Homes USA Inc.	5.00%	GSCO	3,000,000	6/20/19	(128,594)	118,230	—	(10,364)
Centex Corp.	5.00%	FBCO	1,000,000	6/20/16	(15,974)	—	(16,196)	(32,170)
Centex Corp.	5.00%	JPHQ	4,000,000	6/20/16	(76,482)	—	(52,198)	(128,680)
CIT Group Inc.	5.00%	MSCO	5,000,000	9/20/17	(309,908)	—	(43,263)	(353,171)
Constellation Brands Inc.	5.00%	DBAB	6,600,000	6/20/17	(391,704)	—	(132,650)	(524,354)
CSC Holdings LLC	5.00%	GSCO	3,000,000	3/20/19	(121,038)	—	(105,325)	(226,363)
D.R. Horton Inc.	5.00%	JPHQ	2,400,000	3/20/16	(35,804)	—	(8,061)	(43,865)
D.R. Horton Inc.	5.00%	CITI	1,500,000	6/20/17	(67,085)	—	(42,021)	(109,106)
Dell Inc.	5.00%	GSCO	5,000,000	6/20/16	(132,377)	—	(12,868)	(145,245)
DISH DBS Corp.	5.00%	BZWS	3,500,000	3/20/16	(58,375)	3,444	—	(54,931)
DISH DBS Corp.	5.00%	GSCO	5,000,000	3/20/16	(78,587)	114	—	(78,473)
DISH DBS Corp.	5.00%	JPHQ	2,000,000	3/20/16	(30,081)	—	(1,309)	(31,390)
DPL Inc.	5.00%	JPHQ	1,049,000	12/20/16	(45,488)	—	(4,286)	(49,774)
Embarq Corp.	5.00%	BZWS	3,000,000	6/20/16	(49,451)	—	(43,728)	(93,179)
HCA Inc.	5.00%	GSCO	11,000,000	12/20/15	(66,067)	—	(7,654)	(73,721)
Hospitality Properties Trust	5.00%	BOFA	3,000,000	3/20/17	(160,605)	—	(32,145)	(192,750)
International Lease Finance
Corp.	5.00%	GSCO	8,000,000	3/20/17	(410,500)	—	(17,756)	(428,256)
Kinder Morgan Inc.	5.00%	GSCO	11,500,000	3/20/16	(195,155)	—	(4,150)	(199,305)
Lennar Corp.	5.00%	CITI	1,800,000	9/20/19	(157,895)	—	(76,616)	(234,511)
Lennar Corp.	5.00%	CITI	2,700,000	12/20/19	(282,280)	—	(79,942)	(362,222)
The New York Times Co.	5.00%	GSCO	2,000,000	12/20/16	(39,393)	—	(72,338)	(111,731)
NRG Energy Inc.	5.00%	BZWS	1,000,000	3/20/18	(42,544)	—	(456)	(43,000)
Owens-Illinois Inc.	5.00%	CITI	7,400,000	6/20/18	(757,639)	—	(138,647)	(896,286)
Pactiv LLC	5.00%	BZWS	2,100,000	6/20/17	(81,878)	—	(62,088)	(143,966)
PPL Energy Supply LLC	5.00%	JPHQ	8,000,000	6/20/16	(217,961)	—	(9,407)	(227,368)
Rite Aid Corp.	5.00%	JPHQ	6,300,000	12/20/20	(1,166,344)	—	—	(1,166,344)
Springleaf Finance Corp.	5.00%	GSCO	7,000,000	12/20/15	(16,294)	—	(25,305)	(41,599)
Springleaf Finance Corp.	5.00%	GSCO	8,500,000	12/20/17	(546,665)	—	(49,114)	(595,779)
Sprint Communications Inc.	5.00%	CITI	2,750,000	9/20/17	(114,831)	95,220	—	(19,611)

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

Credit Default Swap Contracts (continued)
						Unamortized
	Periodic					Upfront
	Payment Counterparty/		Notional Expiration			Payments	Unrealized	Unrealized
Description	Rate	Exchange	Amount[a]		Date	(Receipts) Appreciation Depreciation			Value	Rating[b]
OTC Swap Contracts (continued)
Contracts to Buy Protection (continued)
Single Name (continued)
Sprint Communications Inc.	5.00%	GSCO	2,400,000		9/20/17	$(90,994)	$73,879	$—	$(17,115)
Tenet Healthcare Corp.	5.00%	BZWS	4,000,000		12/20/16	(137,843)	—	(48,846)	(186,689)
Tenet Healthcare Corp.	5.00%	DBAB	3,000,000		3/20/19	(266,189)	120,932	—	(145,257)
Tenet Healthcare Corp.	5.00%	GSCO	14,100,000		3/20/19	(1,364,103)	681,394	—	(682,709)
Toys R Us Inc.	5.00%	CITI	2,000,000		12/20/18	422,528	169,314	—	591,842
Toys R Us Inc.	5.00%	DBAB	2,250,000		12/20/18	520,846	144,977	—	665,823
USG Corp.	5.00%	GSCO	10,370,000		12/20/16	(336,385)	—	(196,174)	(532,559)
Yum! Brands Inc.	5.00%	CITI	1,500,000		3/20/18	(137,209)	—	(9,546)	(146,755)
Yum! Brands Inc.	5.00%	CITI	3,000,000		9/20/19	(349,317)	—	(41,374)	(390,691)
Yum! Brands Inc.	5.00%	FBCO	4,000,000		3/20/18	(347,825)	—	(43,522)	(391,347)
Contracts to Sell Protection[c]
Single Name
Anadarko Petroleum Corp.	1.00%	BZWS	4,300,000		9/20/19	78,537	—	(105,273)	(26,736)	BBB
Bank of America Corp.	1.00%	FBCO	2,000,000		9/20/17	(1,813)	25,082	—	23,269	A-
Beazer Homes USA Inc.	5.00%	CITI	1,800,000		9/20/19	28,503	—	(41,991)	(13,488)	CCC
Beazer Homes USA Inc.	5.00%	CITI	2,700,000		12/20/19	63,697	—	(111,894)	(48,197)	CCC
Berkshire Hathaway Inc.	1.00%	CITI	2,300,000		3/20/22	25,406	8,778	—	34,184	AA
Government of China	1.00%	GSCO	5,000,000		9/20/20	11,507	—	(14,109)	(2,602)	AA-
Government of Lithuania	1.00%	FBCO	250,000		6/20/16	(1,432)	2,768	—	1,336	BBB
Government of Mexico	1.00%	CITI	2,500,000		6/20/20	(27,747)	—	(16,559)	(44,306)	BBB+
Government of Portugal	1.00%	DBAB	3,700,000		9/20/19	(155,532)	79,139	—	(76,393)	NR
Government of Portugal	1.00%	JPHQ	5,300,000		9/20/19	(196,274)	86,848	—	(109,426)	NR
Electricite de France SA	1.00%	BZWS	5,300,000	EUR	9/20/20	133,791	—	(79,042)	54,749	A+
Engie	1.00%	BZWS	4,300,000	EUR	9/20/20	134,058	—	(36,603)	97,455	A
iHeartCommunications Inc.	5.00%	BZWS	2,400,000		6/20/18	(448,680)	—	(853,858)	(1,302,538)	CCC-
Orange SA	1.00%	CITI	5,300,000	EUR	9/20/20	108,282	11,763	—	120,045	BBB+
PSEG Power LLC	1.00%	JPHQ	7,600,000		3/20/20	(92,754)	94,838	—	2,084	BBB+
Tate & Lyle International Finance
PLC	1.00%	CITI	3,000,000	EUR	9/20/19	53,284	10,470	—	63,754	BBB
Tenet Healthcare Corp.	5.00%	BZWS	4,000,000		12/20/18	168,386	65,741	—	234,127	CCC+

Traded Index
MCDX.NA.25	1.00%	GSCO	10,150,000		12/20/20	(23,099)	46,515	—	23,416	Investment
										Grade
Total OTC Swap Contracts						(7,967,356)	2,001,714	(2,990,844)	(8,956,486)
Total Credit Default Swap Contracts						$(6,278,774)	$2,680,726	$(2,990,844)	$(6,588,892)
Net unrealized appreciation (depreciation)								$(310,118)

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.
bBased on Standard and Poor's (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.
cThe fund enters contracts to sell protection to create a long credit position. Performance triggers include default, bankruptcy or restructuring for single name swaps, and failure to pay or bankruptcy of the underlying securities for traded index swaps.

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Low Duration Total Return Fund (continued)

At October 31, 2015, the Fund had the following cross-currency swap contracts outstanding. See Note 1(d).

Cross-Currency Swap Contracts
		Notional		Expiration	Unrealized	Unrealized
Description	Counterparty	Amount		Date	Appreciation	Depreciation
OTC Swap Contracts
Receive Fixed Semi-Annual 4.50%	CITI	2,747,819	USD	1/01/16	$389,666	$—
Pay Fixed Annual 4.00%		16,000,000	DKK
Receive Float Quarterly 3-month BBA USD
LIBOR + 2.18%	CITI	3,922,448	USD	10/13/17	315,146	—
Pay Fixed Annual 2.125%		3,500,000	CHF
Receive Fixed Semi-Annual 2.47%	DBAB	2,953,953	USD	1/04/16	447,008	—
Pay Fixed Annual 2.00%		17,000,000	DKK
Receive Float Quarterly 3-month BBA USD
LIBOR + 3.29%	JPHQ	1,562,500	USD	10/13/17	45,560	—
Pay Fixed Annual 2.125%		1,500,000	CHF
Total Cross-Currency Swap Contracts					$1,197,380	$—
Net unrealized appreciation (depreciation)					$1,197,380

At October 31, 2015, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Interest Rate Swap Contracts
				Unamortized
				Upfront
		Notional	Expiration	Payments/	Unrealized	Unrealized
Description	Exchange	Amount	Date	(Receipts)	Appreciation	Depreciation	Value
Centrally Cleared Swap Contracts
Receive Floating rate 3-month
BBA USD LIBOR + 0.324%
Pay Fixed rate 2.25%	LCH	$14,650,000	12/16/22	$(394,862)	$—	$(17,920)	$(412,782)
Receive Floating rate 3-month
BBA USD LIBOR + 0.326%
Pay Fixed rate 2.25%	LCH	16,300,000	12/16/22	(454,427)	—	(4,845)	(459,272)
Total Interest Rate Swap
Contracts				$(849,289)	$—	$(22,765)	$(872,054)
Net unrealized appreciation (depreciation)						$(22,765)

See Notes 6 and 10 regarding investment transactions and other derivative information, respectively.

See Abbreviations on page 150.

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The accompanying notes are an integral part of these financial statements. | Annual Report 91

FRANKLIN INVESTORS SECURITIES TRUST

Financial Highlights
Franklin Total Return Fund
			Year Ended October 31,
	2015		2014		2013		2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.18		$10.05		$10.53		$10.32	$10.33
Income from investment operations[a]:
Net investment income	0.217		0.257		0.236		0.297	0.353
Net realized and unrealized gains (losses)	(0.220)		0.214		(0.205)		0.472	0.074
Total from investment operations	(0.003)		0.471		0.031		0.769	0.427
Less distributions from:
Net investment income and net foreign currency gains	(0.307)		(0.341)		(0.351)		(0.447)	(0.380)
Net realized gains	—		—		(0.160)		(0.112)	(0.057)
Total distributions	(0.307)		(0.341)		(0.511)		(0.559)	(0.437)
Net asset value, end of year	$9.87		$10.18		$10.05		$10.53	$10.32

Total return[b]	(0.05)%		4.80%		0.30%		7.74%	4.26%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.91%		0.93%		0.91%		0.92%	0.93%
Expenses net of waiver and payments by affiliates	0.87	%c	0.88	%c	0.88	%c	0.88%	0.88	%c
Net investment income	2.08%		2.46%		2.36%		2.69%	3.45%

Supplemental data
Net assets, end of year (000’s)	$3,527,479		$3,213,446		$3,019,228		$3,134,211	$2,245,312
Portfolio turnover rate	294.80%		273.96%		371.54%		314.62%	255.55%
Portfolio turnover rate excluding mortgage dollar rolls[d]	95.06%		85.03%		156.49%		122.04%	98.96%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
cBenefit of expense reduction rounds to less than 0.01%.
dSee Note 1(h) regarding mortgage dollar rolls.

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92 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)
			Year Ended October 31,
	2015		2014		2013		2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.16		$10.03		$10.51		$10.31	$10.32
Income from investment operations[a]:
Net investment income	0.172		0.201		0.174		0.253	0.313
Net realized and unrealized gains (losses)	(0.214)		0.232		(0.182)		0.467	0.076
Total from investment operations	(0.042)		0.433		(0.008)		0.720	0.389
Less distributions from:
Net investment income and net foreign currency gains	(0.278)		(0.303)		(0.312)		(0.408)	(0.342)
Net realized gains	—		—		(0.160)		(0.112)	(0.057)
Total distributions	(0.278)		(0.303)		(0.472)		(0.520)	(0.399)
Net asset value, end of year	$9.84		$10.16		$10.03		$10.51	$10.31

Total return[b]	(0.43)%		4.42%		(0.08)%		7.25%	3.88%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.31%		1.33%		1.31%		1.32%	1.33%
Expenses net of waiver and payments by affiliates	1.27	%c	1.28	%c	1.28	%c	1.28%	1.28	%c
Net investment income	1.68%		2.06%		1.96%		2.29%	3.05%

Supplemental data
Net assets, end of year (000’s)	$444,253		$432,767		$455,720		$571,206	$394,777
Portfolio turnover rate	294.80%		273.96%		371.54%		314.62%	255.55%
Portfolio turnover rate excluding mortgage dollar rolls[d]	95.06%		85.03%		156.49%		122.04%	98.96%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
[b]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.
[c]Benefit of expense reduction rounds to less than 0.01%.
[d]See Note 1(h) regarding mortgage dollar rolls.

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The accompanying notes are an integral part of these financial statements. | Annual Report 93

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)
			Year Ended October 31,
	2015		2014		2013		2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.17		$10.04		$10.52		$10.32	$10.33
Income from investment operations[a]:
Net investment income	0.198		0.209		0.204		0.255	0.330
Net realized and unrealized gains (losses)	(0.229)		0.238		(0.197)		0.480	0.073
Total from investment operations	(0.031)		0.447		0.007		0.735	0.403
Less distributions from:
Net investment income and net foreign currency gains	(0.289)		(0.317)		(0.327)		(0.423)	(0.356)
Net realized gains	—		—		(0.160)		(0.112)	(0.057)
Total distributions	(0.289)		(0.317)		(0.487)		(0.535)	(0.413)
Net asset value, end of year	$9.85		$10.17		$10.04		$10.52	$10.32

Total return	(0.32)%		4.56%		0.06%		7.39%	4.02%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.16%		1.18%		1.16%		1.17%	1.18%
Expenses net of waiver and payments by affiliates	1.12	%b	1.13	%b	1.13	%b	1.13%	1.13	%b
Net investment income	1.83%		2.21%		2.11%		2.44%	3.20%

Supplemental data
Net assets, end of year (000’s)	$70,506		$59,307		$65,601		$87,235	$84,708
Portfolio turnover rate	294.80%		273.96%		371.54%		314.62%	255.55%
Portfolio turnover rate excluding mortgage dollar rolls[c]	95.06%		85.03%		156.49%		122.04%	98.96%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBenefit of expense reduction rounds to less than 0.01%.
cSee Note 1(h) regarding mortgage dollar rolls.

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94 Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN INVESTORS SECURITIES TRUST
	FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)

	Year Ended October 31,
	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.20	$10.07	$10.44
Income from investment operations[b]:
Net investment income (loss)	0.255 [c]	0.317 [c]	0.145
Net realized and unrealized gains (losses)	(0.209)	0.191	(0.348)
Total from investment operations	0.046	0.508	(0.203)
Less distributions from net investment income and net foreign currency gains	(0.336)	(0.378)	(0.167)
Net asset value, end of year	$9.91	$10.20	$10.07

Total return[d]	0.44%	5.18%	(1.92)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.50%	0.50%	0.50%
Expenses net of waiver and payments by affiliates[f]	0.46%	0.48%	0.49%
Net investment income	2.49%	2.86%	2.75%

Supplemental data
Net assets, end of year (000’s)	$68,848	$26,123	$329,806
Portfolio turnover rate	294.80%	273.96%	371.54%
Portfolio turnover rate excluding mortgage dollar rolls[g]	95.06%	85.03%	156.49%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gSee Note 1(h) regarding mortgage dollar rolls.

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The accompanying notes are an integral part of these financial statements. | Annual Report 95

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin Total Return Fund (continued)
			Year Ended October 31,
	2015		2014		2013		2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.20		$10.07		$10.55		$10.34	$10.35
Income from investment operations[a]:
Net investment income	0.127		0.288		0.242		0.319	0.380
Net realized and unrealized gains (losses)	(0.092)		0.206		(0.186)		0.474	0.071
Total from investment operations	0.035		0.494		0.056		0.793	0.451
Less distributions from:
Net investment income and net foreign currency gains	(0.325)		(0.364)		(0.376)		(0.471)	(0.404)
Net realized gains	—		—		(0.160)		(0.112)	(0.057)
Total distributions	(0.325)		(0.364)		(0.536)		(0.583)	(0.461)
Net asset value, end of year	$9.91		$10.20		$10.07		$10.55	$10.34

Total return	0.33%		5.03%		0.54%		7.98%	4.50%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.66%		0.68%		0.66%		0.67%	0.68%
Expenses net of waiver and payments by affiliates	0.62	%b	0.63	%b	0.63	%b	0.63%	0.63	%b
Net investment income	2.33%		2.71%		2.61%		2.94%	3.70%

Supplemental data
Net assets, end of year (000’s)	$526,749		$1,281,151		$1,148,451		$1,482,994	$1,158,243
Portfolio turnover rate	294.80%		273.96%		371.54%		314.62%	255.55%
Portfolio turnover rate excluding mortgage dollar rolls[c]	95.06%		85.03%		156.49%		122.04%	98.96%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBenefit of expense reduction rounds to less than 0.01%.
cSee Note 1(h) regarding mortgage dollar rolls.

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96 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments, October 31, 2015

Franklin Total Return Fund

	Country	Shares		Value
Common Stocks (Cost $1,717,674) 0.1%
Consumer Services 0.1%
[a,b,c]Turtle Bay Resort	United States	1,550,568		$5,291,312
Management Investment Companies
(Cost $49,445,350) 1.1%
Diversified Financials 1.1%
[d]Franklin Short Duration U.S. Government ETF	United States	500,000		49,238,600
Preferred Stocks 0.4%
Banks 0.3%
U.S. Bancorp, 6.00%, pfd., G	United States	640,000		17,152,000
Diversified Financials 0.1%
Citigroup Capital XIII, 8.75%, pfd.	United States	93,000		2,362,200
Total Preferred Stocks (Cost $18,325,000)				19,514,200

		Principal
		Amount*
Corporate Bonds 40.5%
Automobiles & Components 0.5%
BorgWarner Inc., senior bond, 4.375%, 3/15/45	United States	9,300,000		8,308,462
Delphi Corp., senior bond, 4.15%, 3/15/24	United States	5,100,000		5,127,617
Ford Motor Co., senior bond, 4.75%, 1/15/43	United States	10,200,000		10,150,703
				23,586,782
Banks 8.4%
Banco Comercial Portugues SA, 4.75%, 6/22/17	Portugal	5,400,000	EUR	6,346,429
Bank of America Corp.,
[e]junior sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	6,000,000		6,270,000
sub. note, 4.00%, 1/22/25	United States	20,400,000		20,159,158
[f]Bankinter SA, senior note, Reg S, 1.75%, 6/10/19	Spain	12,500,000	EUR	14,157,491
[f]Barclays Bank PLC, senior sub. note, Reg S, 6.00%, 1/14/21	United Kingdom	8,000,000	EUR	10,550,518
Barclays PLC, sub. note, 4.375%, 9/11/24	United Kingdom	500,000		491,250
CIT Group Inc., senior note, 5.00%,
5/15/17	United States	22,500,000		23,242,500
8/15/22	United States	7,000,000		7,393,750
Citigroup Inc.,
senior note, 8.125%, 7/15/39	United States	4,400,000		6,451,276
sub. bond, 4.45%, 9/29/27	United States	20,000,000		20,108,600
Depfa ACS Bank, secured bond,
1.65%, 12/20/16	Ireland	720,000,000	JPY	6,022,286
2.125%, 10/13/17	Ireland	12,250,000	CHF	12,975,139
HSBC Holdings PLC,
[e]junior sub. bond, 6.375% to 3/30/25, FRN thereafter, Perpetual	United Kingdom	8,700,000		8,706,569
sub. bond, 6.50%, 9/15/37	United Kingdom	3,000,000		3,665,058
sub. note, 4.25%, 8/18/25	United Kingdom	8,700,000		8,766,946
[g]Industrial and Commercial Bank of China Ltd., sub. note, 144A, 4.875%,
9/21/25	China	11,600,000		11,750,278
Intesa Sanpaolo SpA, senior note,
2.375%, 1/13/17	Italy	24,500,000		24,591,752
3.875%, 1/16/18	Italy	4,300,000		4,441,298
3.875%, 1/15/19	Italy	10,450,000		10,857,811

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97

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Banks (continued)
JPMorgan Chase & Co.,
[e]junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	6,500,000		$6,417,125
[e]junior sub. bond, X, 6.10% to 10/01/24, FRN thereafter, Perpetual	United States	10,400,000		10,621,000
senior note, 3.25%, 9/23/22	United States	11,400,000		11,524,226
[g]Mizuho Financial Group Cayman 3 Ltd., sub. note, 144A, 4.60%,
3/27/24	Japan	8,700,000		8,995,060
[g]Norddeutsche Landesbank Girozentrale, secured note, 144A, 2.00%,
2/05/19	Germany	7,000,000		7,069,475
Nykredit Realkredit AS, secured note, 12H, 2.00%, 4/01/16	Denmark	185,500,000	DKK	27,596,990
Royal Bank of Canada, secured note, 2.10%, 10/14/20	Canada	11,500,000		11,449,009
Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	United Kingdom	1,100,000		1,206,563
The Royal Bank of Scotland PLC, sub. note, 6.934%, 4/09/18	United Kingdom	4,000,000	EUR	4,943,652
[g]Shinhan Bank, senior note, 144A, 1.875%, 7/30/18	South Korea	10,000,000		9,951,250
SVB Financial Group, senior note, 3.50%, 1/29/25	United States	6,000,000		5,824,776
[h]UniCredit SpA, senior note, FRN, 1.978%, 10/31/17	Italy	9,500,000	EUR	10,640,023
[f]Unione di Banche Italiane SCpA, senior note, Reg S, 2.875%, 2/18/19	Italy	12,000,000	EUR	13,755,214
[e,h]Wachovia Capital Trust III, junior sub. bond, FRN, 5.57%, Perpetual	United States	15,600,000		15,338,700
Wells Fargo & Co.,
[e]junior sub. bond, 5.875% to 6/15/25, FRN thereafter, Perpetual	United States	9,900,000		10,469,250
[e]junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter, Perpetual	United States	5,500,000		5,637,500
sub. bond, 4.65%, 11/04/44	United States	10,000,000		9,914,650
[g]Woori Bank, sub. note, 144A, 4.75%, 4/30/24	South Korea	11,750,000		12,151,027
				390,453,599
Capital Goods 0.4%
[i]Erickson Air-Crane Inc., Purchase Price Notes, 6.00%, 11/02/20	United States	12,993		10,854
NBCUniversal Media LLC, senior bond, 4.45%, 1/15/43	United States	8,100,000		8,202,279
[g]Sydney Airport Finance Co. Pty. Ltd., 144A, 3.90%, 3/22/23	Australia	5,800,000		5,856,869
USG Corp., senior note, 6.30%, 11/15/16	United States	4,000,000		4,150,000
				18,220,002
Consumer Durables & Apparel 0.9%
Beazer Homes USA Inc., senior note, 5.75%, 6/15/19	United States	13,500,000		13,061,250
Centex LLC, senior note, 6.50%, 5/01/16	United States	19,795,000		20,289,875
D.R. Horton Inc., senior bond, 5.625%, 1/15/16	United States	7,000,000		7,070,000
				40,421,125
Consumer Services 0.6%
Marriott International Inc., senior bond, 3.75%, 10/01/25	United States	18,300,000		18,343,463
Yum! Brands Inc.,
senior bond, 6.25%, 3/15/18	United States	4,000,000		4,295,628
senior note, 5.30%, 9/15/19	United States	3,000,000		3,134,916
				25,774,007
Diversified Financials 2.9%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, senior note,
4.25%, 7/01/20	Netherlands	3,500,000		3,578,750
American Express Centurion Bank, senior note, 5.95%, 6/12/17	United States	800,000		856,406
Capital One Bank USA NA, sub. bond, 3.375%, 2/15/23	United States	6,000,000		5,882,568
Deutsche Bank AG, sub. bond, 4.296% to 5/24/23, FRN thereafter,
5/24/28	Germany	10,000,000		9,650,500
Discover Financial Services, senior note, 3.85%, 11/21/22	United States	3,052,000		3,032,840

98 | Annual Report		franklintempleton.com

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Diversified Financials (continued)
General Electric Capital Corp., senior note, A, 8.50%, 4/06/18	United States	135,000,000	MXN	$8,857,888
General Motors Financial Co. Inc., senior note, 4.375%, 9/25/21	United States	6,500,000		6,753,948
[e]The Goldman Sachs Group Inc., junior sub. bond, M, 5.375% to 5/10/20,
FRN thereafter, Perpetual	United States	7,700,000		7,661,500
[g]Hutchison Whampoa International 11 Ltd., senior note, 144A, 3.50%,
1/13/17	Hong Kong	9,500,000		9,733,035
International Lease Finance Corp., senior note, 8.75%, 3/15/17	United States	12,000,000		12,975,000
Morgan Stanley,
senior bond, 4.30%, 1/27/45	United States	10,000,000		9,619,590
senior sub. bond, 4.35%, 9/08/26	United States	12,500,000		12,733,612
Navient Corp., senior note,
8.45%, 6/15/18	United States	2,000,000		2,150,000
5.50%, 1/15/19	United States	5,000,000		4,981,250
Springleaf Finance Corp., senior bond, 5.75%, 9/15/16	United States	14,000,000		14,245,000
[g]Three Gorges Finance I Cayman Islands Ltd., senior note, 144A, 3.70%,
6/10/25	China	12,800,000		13,088,128
[g,j]Transurban Finance Co. Pty. Ltd., senior secured bond, 144A, 4.125%,
2/02/26	Australia	8,200,000		8,161,747
				133,961,762
Energy 7.4%
Anadarko Petroleum Corp., senior note, 6.45%, 9/15/36	United States	2,260,000		2,552,503
Apache Corp., senior bond, 4.25%, 1/15/44	United States	19,800,000		17,465,342
California Resources Corp., senior bond, 6.00%, 11/15/24	United States	10,000,000		6,837,500
CGG SA, senior note, 6.50%, 6/01/21	France	3,000,000		1,740,000
Chesapeake Energy Corp., senior note,
6.625%, 8/15/20	United States	2,000,000		1,375,000
5.75%, 3/15/23	United States	5,000,000		3,175,000
CNOOC Finance 2013 Ltd., senior note, 3.00%, 5/09/23	China	14,000,000		13,288,170
CNOOC Nexen Finance 2014 ULC, senior note, 4.25%, 4/30/24	China	11,100,000		11,435,486
[g]Enable Midstream Partners LP,
senior bond, 144A, 5.00%, 5/15/44	United States	2,400,000		1,696,819
senior note, 144A, 3.90%, 5/15/24	United States	7,300,000		5,897,546
Energy Transfer Equity LP, senior note, first lien, 7.50%, 10/15/20	United States	6,000,000		6,481,200
Energy Transfer Partners LP, senior bond,
4.90%, 3/15/35	United States	15,400,000		12,546,950
5.15%, 2/01/43	United States	6,000,000		4,763,952
[g]Energy XXI Gulf Coast Inc., senior secured note, second lien, 144A,
11.00%, 3/15/20	United States	6,000,000		3,247,500
EnLink Midstream Partners LP, senior bond, 5.05%, 4/01/45	United States	12,500,000		10,125,938
Ensco PLC, senior bond, 5.75%, 10/01/44	United States	16,600,000		12,626,574
Enterprise Products Operating LLC,
junior sub. note, 7.034% to 1/15/18, FRN thereafter, 1/15/68	United States	3,500,000		3,705,625
senior bond, 4.45%, 2/15/43	United States	12,000,000		10,364,064
Exxon Mobil Corp., senior note, 2.709%, 3/06/25	United States	21,500,000		21,291,235
[g,k]Gaz Capital SA (OJSC Gazprom), loan participation, senior note, 144A,
3.85%, 2/06/20	Russia	10,000,000		9,493,750
Halcon Resources Corp.,
senior note, 9.75%, 7/15/20	United States	3,500,000		1,207,500
[g]senior secured note, third lien, 144A, 13.00%, 2/15/22	United States	2,275,000		1,347,938

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99

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Energy (continued)
Kinder Morgan Energy Partners LP, senior note,
6.85%, 2/15/20	United States	1,000,000		$1,093,092
4.30%, 5/01/24	United States	11,000,000		9,889,726
Kinder Morgan Finance Co. LLC, senior bond, 5.70%, 1/05/16	United States	28,205,000		28,416,904
Kinder Morgan Inc., senior bond,
5.55%, 6/01/45	United States	6,100,000		5,157,495
5.05%, 2/15/46	United States	18,700,000		14,888,304
[c]Linn Energy LLC/Finance Corp., senior note, 6.25%, 11/01/19	United States	6,000,000		1,395,000
[g]LUKOIL International Finance BV, senior note, 144A, 4.563%, 4/24/23	Russia	19,000,000		17,658,125
MPLX LP, 4.00%, 2/15/25	United States	9,300,000		8,505,427
Oceaneering International Inc., senior note, 4.65%, 11/15/24	United States	7,900,000		7,362,421
Peabody Energy Corp.,
[g]second lien, 144A, 10.00%, 3/15/22	United States	1,800,000		540,000
senior note, 6.25%, 11/15/21	United States	5,100,000		765,000
[h]Petrobras Global Finance BV, senior note, FRN, 3.214%, 3/17/20	Brazil	14,400,000		11,232,000
[g]Petrofac Ltd., senior note, 144A, 3.40%, 10/10/18	United Kingdom	7,600,000		7,498,692
Sanchez Energy Corp., senior note, 6.125%, 1/15/23	United States	6,000,000		4,380,000
[g]Sinopec Group Overseas Development 2014 Ltd., senior note, 144A,
4.375%, 4/10/24	China	9,300,000		9,740,262
[g]Sinopec Group Overseas Development 2015 Ltd., senior note, 144A,
3.25%, 4/28/25	China	16,400,000		15,745,066
Sunoco Logistics Partners Operations LP, senior note, 4.25%, 4/01/24	United States	9,300,000		8,394,273
Transcontinental Gas Pipe Line Corp., senior note, 6.05%, 6/15/18	United States	550,000		602,115
Valero Energy Corp., senior bond., 4.90%, 3/15/45	United States	13,500,000		12,510,625
Weatherford International Ltd., senior bond, 5.95%, 4/15/42	United States	4,900,000		3,319,750
Williams Partners LP, senior bond, 5.10%, 9/15/45	United States	13,300,000		10,278,333
				342,038,202
Food & Staples Retailing 0.9%
[f]Casino Guichard Perrachon SA, senior note, Reg S, 3.311%, 1/25/23	France	6,800,000	EUR	7,943,589
[g]Cencosud SA, senior note, 144A, 4.875%, 1/20/23	Chile	17,000,000		16,835,525
CVS Health Corp., senior note, 5.75%, 6/01/17	United States	362,000		387,198
The Kroger Co., senior note, 4.00%, 2/01/24	United States	15,400,000		16,046,846
				41,213,158
Food, Beverage & Tobacco 1.8%
Bunge Ltd. Finance Corp., 4.10%, 3/15/16	United States	8,000,000		8,080,592
Constellation Brands Inc., senior note,
7.25%, 5/15/17	United States	7,000,000		7,595,000
A, 7.25%, 9/01/16	United States	6,000,000		6,270,000
[g]H.J. Heinz Co., senior note, 144A, 3.50%, 7/15/22	United States	21,400,000		21,846,340
[g]Heineken NV, senior bond, 144A, 2.75%, 4/01/23	Netherlands	3,000,000		2,922,330
[f]Pernod Ricard SA, senior note, Reg S, 2.125%, 9/27/24	France	3,300,000	EUR	3,704,025
Reynolds American Inc.,
senior bond, 5.70%, 8/15/35	United States	9,300,000		10,213,576
[g]senior note, 144A, 3.75%, 5/20/23	United States	10,700,000		10,814,201
Tyson Foods Inc., senior bond, 3.95%, 8/15/24	United States	12,000,000		12,277,848
				83,723,912

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STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Health Care Equipment & Services 0.9%
Express Scripts Holding Co., senior bond, 3.50%, 6/15/24	United States	14,500,000		$14,352,375
HCA Holdings Inc., senior note, 6.25%, 2/15/21	United States	2,000,000		2,195,000
HCA Inc.,
senior bond, 5.875%, 5/01/23	United States	6,000,000		6,390,000
senior note, 6.50%, 2/15/16	United States	5,054,000		5,126,020
Medco Health Solutions Inc., senior note, 4.125%, 9/15/20	United States	3,500,000		3,720,147
Tenet Healthcare Corp., senior note, 5.50%, 3/01/19	United States	4,000,000		3,960,000
Zimmer Holdings Inc., senior bond, 4.25%, 8/15/35	United States	6,500,000		6,161,304
				41,904,846
Household & Personal Products 0.2%
Avon Products Inc., 6.35%, 3/15/20	United States	11,000,000		8,992,500
Insurance 1.8%
Aflac Inc., senior bond, 3.625%, 6/15/23	United States	17,500,000		17,900,190
The Allstate Corp., junior sub. note, 5.75% to 8/14/23, FRN thereafter,
8/15/53	United States	4,750,000		4,954,844
[g]Liberty Mutual Group Inc., senior note, 144A, 4.95%, 5/01/22	United States	12,000,000		12,953,556
MetLife Inc., junior sub. note,
6.40% to 12/15/36, FRN thereafter, 12/15/66	United States	4,000,000		4,396,400
[e]5.25% to 6/15/20, FRN thereafter, Perpetual	United States	7,100,000		7,184,313
Prudential Financial Inc., junior sub. note, 5.875%, 9/15/42	United States	7,000,000		7,455,000
[g]Teachers Insurance & Annuity Assn. of America, sub. bond, 144A, 4.90%,
9/15/44	United States	20,400,000		21,213,266
[g]TIAA Asset Management Finance LLC, senior note, 144A, 2.95%,
11/01/19	United States	5,800,000		5,879,640
				81,937,209
Materials 1.8%
ArcelorMittal, senior note, 6.25%, 3/01/21	Luxembourg	8,000,000		7,595,000
[f]Arkema SA, senior note, Reg S, 1.50%, 1/20/25	France	12,000,000	EUR	12,806,296
[g]Cemex Finance LLC, senior secured note, 144A, 9.375%, 10/12/22	Mexico	1,000,000		1,092,500
[g]Cemex SAB de CV, first lien, 144A, 5.70%, 1/11/25	Mexico	5,000,000		4,671,875
[g]FMG Resources (August 2006) Pty. Ltd., senior secured note, 144A,
9.75%, 3/01/22	Australia	5,000,000		5,012,500
[g]Glencore Finance Canada Ltd., senior bond, 144A, 4.95%, 11/15/21	Switzerland	7,000,000		6,080,137
LyondellBasell Industries NV, senior bond, 4.625%, 2/26/55	United States	18,400,000		16,010,558
Owens-Illinois Inc., senior note, 7.80%, 5/15/18	United States	9,200,000		10,275,296
Reliance Steel & Aluminum Co., senior note, 4.50%, 4/15/23	United States	5,600,000		5,287,262
Reynolds Group Holdings Inc., senior note, 8.125%, 6/15/17	United States	12,000,000		12,930,000
Verso Paper Holdings LLC/Inc., senior secured note, first lien, 11.75%,
1/15/19	United States	451,000		85,690
				81,847,114
Media 1.7%
21st Century Fox America Inc.,
senior bond, 6.90%, 8/15/39	United States	1,800,000		2,213,980
senior bond, 7.90%, 12/01/95	United States	500,000		606,703
senior note, 3.00%, 9/15/22	United States	5,100,000		5,071,399
[g]senior note, 144A, 3.70%, 10/15/25	United States	2,300,000		2,306,019
CSC Holdings LLC, senior note, 8.625%, 2/15/19	United States	7,000,000		7,437,500

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STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Media (continued)
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., senior bond,
3.95%, 1/15/25	United States	7,400,000		$7,377,719
DISH DBS Corp., senior note, 7.125%, 2/01/16	United States	16,000,000		16,214,400
The New York Times Co., senior note, 6.625%, 12/15/16	United States	11,700,000		12,241,125
Time Warner Inc.,
7.70%, 5/01/32	United States	550,000		710,327
6.10%, 7/15/40	United States	8,600,000		9,671,706
Viacom Inc., senior bond,
4.25%, 9/01/23	United States	1,000,000		997,064
4.85%, 12/15/34	United States	16,500,000		14,285,700
				79,133,642
Pharmaceuticals, Biotechnology & Life Sciences 1.7%
Actavis Funding SCS, senior bond, 4.55%, 3/15/35	United States	13,400,000		12,880,107
[g]Baxalta Inc., senior note, 144A, 3.60%, 6/23/22	United States	8,300,000		8,414,864
Biogen Inc., senior bond, 5.20%, 9/15/45	United States	9,200,000		9,324,025
Gilead Sciences Inc., senior bond,
4.50%, 2/01/45	United States	6,000,000		5,848,950
4.75%, 3/01/46	United States	9,000,000		9,137,313
PerkinElmer Inc., senior note, 5.00%, 11/15/21	United States	13,200,000		14,119,023
[g]Valeant Pharmaceuticals International Inc., senior bond, 144A, 6.125%,
4/15/25	United States	3,800,000		3,206,250
Zoetis Inc., senior bond, 4.70%, 2/01/43	United States	20,000,000		17,744,300
				80,674,832
Real Estate 1.5%
American Tower Corp., senior bond,
3.50%, 1/31/23	United States	17,700,000		17,182,399
5.00%, 2/15/24	United States	4,400,000		4,678,648
ERP Operating LP, 5.75%, 6/15/17	United States	2,000,000		2,133,384
HCP Inc., senior bond, 3.875%, 8/15/24	United States	17,000,000		16,622,957
Realty Income Corp., senior bond, 4.125%, 10/15/26	United States	12,500,000		12,687,475
Senior Housing Properties Trust, senior note, 6.75%, 12/15/21	United States	14,500,000		16,102,554
				69,407,417
Retailing 1.2%
Bed Bath & Beyond Inc., senior bond, 5.165%, 8/01/44	United States	18,600,000		16,868,322
Dollar General Corp., senior bond, 4.15%, 11/01/25	United States	12,700,000		12,642,050
[g]Edcon Ltd., secured note, 144A, 9.50%, 3/01/18	South Africa	3,500,000	EUR	2,462,208
Tiffany & Co., senior bond, 4.90%, 10/01/44	United States	10,300,000		9,876,443
Toys R Us Inc., senior bond, 7.375%, 10/15/18	United States	19,800,000		13,216,500
				55,065,523
Semiconductors & Semiconductor Equipment 0.5%
Maxim Integrated Products Inc., senior note, 3.375%, 3/15/23	United States	22,000,000		21,938,356
Software & Services 0.3%
[g]Alibaba Group Holding Ltd., senior bond, 144A, 4.50%, 11/28/34	China	10,000,000		9,597,000
[g]First Data Corp., senior secured bond, second lien, 144A, 8.25%,
1/15/21	United States	5,000,000		5,256,250
				14,853,250

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STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Technology Hardware & Equipment 1.0%
[g]Alcatel-Lucent USA Inc., senior note, 144A, 4.625%, 7/01/17	France	21,500,000		$22,198,750
Dell Inc., senior note, 3.10%, 4/01/16	United States	10,000,000		10,085,000
Juniper Networks Inc., senior bond,
4.50%, 3/15/24	United States	4,500,000		4,507,465
4.35%, 6/15/25	United States	9,300,000		9,275,718
				46,066,933
Telecommunication Services 2.2%
AT&T Inc., senior bond, 4.50%, 5/15/35	United States	16,200,000		15,215,623
Embarq Corp., senior note, 7.082%, 6/01/16	United States	22,500,000		23,159,250
Frontier Communications Corp., senior note, 7.125%, 1/15/23	United States	800,000		718,000
Intelsat Jackson Holdings SA, senior bond, 6.625%, 12/15/22	Luxembourg	6,000,000		4,770,000
Sprint Communications Inc.,
senior bond, 6.00%, 12/01/16	United States	15,000,000		15,196,875
senior note, 6.00%, 11/15/22	United States	7,000,000		5,998,930
Sprint Corp., senior note, 7.625%, 2/15/25	United States	2,000,000		1,780,000
Telefonica Emisiones SAU, senior note, 4.57%, 4/27/23	Spain	9,000,000		9,502,695
Verizon Communications Inc., senior bond,
6.40%, 9/15/33	United States	10,255,000		11,878,971
4.522%, 9/15/48	United States	10,700,000		9,663,149
Verizon New York Inc., senior deb., B, 7.375%, 4/01/32	United States	1,000,000		1,170,932
[g]Wind Acquisition Finance SA, senior note, 144A, 7.375%, 4/23/21	Italy	5,000,000		5,043,750
				104,098,175
Transportation 0.3%
[g]Aviation Capital Group Corp., 144A, 7.125%, 10/15/20	United States	6,000,000		6,982,500
Burlington Northern and Santa Fe 99-2 Trust, secured bond, 7.57%,
1/02/21	United States	131,678		145,648
[g]DP World Ltd., senior bond, 144A, 6.85%, 7/02/37	United Arab
	Emirates	3,700,000		3,943,386
The Hertz Corp., senior note, 4.25%, 4/01/18	United States	5,000,000		5,087,500
Union Pacific Railroad Co. 2005 Pass Trust, 05-1, 5.082%, 1/02/29	United States	208,856		229,785
				16,388,819
Utilities 1.6%
Commonwealth Edison Co., secured bond, 6.45%, 1/15/38	United States	700,000		906,924
DPL Inc., senior note, 6.50%, 10/15/16	United States	875,000		896,875
[e,g]EDF SA, sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	24,000,000		23,850,000
[g]Enogex LLC, senior note, 144A, 6.25%, 3/15/20	United States	5,000,000		5,481,970
Georgia Power Co., senior note, 4.30%, 3/15/42	United States	9,000,000		8,344,035
MidAmerican Energy Co., senior note, 5.95%, 7/15/17	United States	2,200,000		2,362,813
PPL Energy Supply LLC, senior note, 6.20%, 5/15/16	United States	12,400,000		12,570,500
[g]State Grid Overseas Investment 2013 Ltd., senior note, 144A, 3.125%,
5/22/23	China	10,400,000		10,301,876
[f]Veolia Environnement SA, senior bond, Reg S, 4.625%, 3/30/27	France	7,800,000	EUR	10,983,759
				75,698,752
Total Corporate Bonds (Cost $1,951,991,912)				1,877,399,917

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STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*	Value
[h,l]Senior Floating Rate Interests 2.3%
Automobiles & Components 0.0%†
FRAM Group Holdings Inc. (Autoparts Holdings), Second Lien Term Loan,
11.00%, 1/29/18	United States	428,336	$235,585
TI Group Automotive Systems LLC, Initial U.S. Term Loan, 4.50%,
6/25/22	United States	222,016	220,629
			456,214
Capital Goods 0.1%
Navistar Inc., Tranche B Term Loans, 6.50%, 8/07/20	United States	1,295,037	1,257,805
Onsite Rental Group Operations Pty. Ltd., Term B Loan, 5.50%, 7/30/21	United States	3,721,033	3,404,745
Sensus USA Inc., Second Lien Term Loan, 8.50%, 5/09/18	United States	156,142	154,971
			4,817,521
Consumer Durables & Apparel 0.0%†
Jarden Corp., Tranche B1 Term Loan, 2.938%, 9/30/20	United States	375,076	375,895
Consumer Services 0.2%
Aristocrat Technologies Inc., First Lien Initial Term Loan, 4.75%,
10/20/21	United States	123,232	123,669
Fitness International LLC, Term B Loan, 5.50%, 7/01/20	United States	2,556,724	2,434,214
ROC Finance LLC, Funded Term B Loans, 5.00%, 6/20/19	United States	3,224,967	3,045,578
Seaworld Parks and Entertainment Inc., Term B-2 Loan, 3.00%,
5/14/20	United States	236,934	223,310
Town Sports International LLC, Initial Term Loan, 4.50%, 11/15/20	United States	1,171,385	737,972
[c,m]Turtle Bay Holdings LLC, Term Loan B, PIK, 3.00%, 6/30/16	United States	4,113,869	4,010,353
			10,575,096
Diversified Financials 0.1%
[j]First Eagle Investment Management, Initial Term Loans, 6.25%,
11/30/22	United States	1,270,000	1,206,500
Guggenheim Partners Investment Management Holdings LLC, Initial Term
Loan, 4.25%, 7/22/20	United States	1,644,584	1,646,640
			2,853,140
Energy 0.2%
[c]Bowie Resource Holdings LLC,
First Lien Initial Term Loan, 6.75%, 8/16/20	United States	3,086,849	3,016,108
Second Lien Initial Term Loan, 11.75%, 2/16/21	United States	263,184	255,288
[j]Fieldwood Energy LLC, Loans, 3.875%, 10/01/18	United States	4,079,453	3,620,514
Foresight Energy LLC, Term Loans, 5.50%, 8/21/20	United States	500,000	461,250
McDermott Finance LLC, Term Loan, 5.25%, 4/16/19	United States	192,302	188,937
[c]Peabody Energy Corp., Term Loan, 4.25%, 9/24/20	United States	2,349,715	1,523,398
UTEX Industries Inc., First Lien Initial Term Loan, 5.00%, 5/21/21	United States	510,773	439,265
			9,504,760
Food, Beverage & Tobacco 0.0%†
AdvancePierre Foods Inc., Second Lien Term Loans, 9.50%, 10/10/17	United States	226,800	225,099
[j]B&G Foods Inc., Tranche B Term Loan, 5.25%, 11/02/22	United States	216,786	217,220
CSM Bakery Supplies LLC, Second Lien Term Loan, 8.75%, 7/03/21	United States	91,000	86,222
Post Holdings Inc., Series A Incremental Term Loan, 3.75%, 6/02/21	United States	1,185,884	1,189,585
			1,718,126

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STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*	Value
[h,l]Senior Floating Rate Interests (continued)
Health Care Equipment & Services 0.1%
Carestream Health Inc., Second Lien Loan, 9.50%, 12/07/19	United States	516,848	$481,961
Community Health Systems Inc., 2018 Term F Loans, 3.575%, 12/31/18	United States	3,252,443	3,243,805
Connolly LLC, Initial Term Loan, 4.50%, 5/14/21	United States	1,231,587	1,230,663
[j]Kinetic Concepts Inc., Dollar Term E-1 Loan, 4.50%, 5/04/18	United States	1,000,000	1,001,250
			5,957,679
Household & Personal Products 0.2%
FGI Operating Co. LLC (Freedom Group), Term B Loans, 5.50%,
4/19/19	United States	7,636,473	6,949,190
Materials 0.4%
Appvion Inc., Term Loan, 5.75%, 6/28/19	United States	469,097	444,469
Caraustar Industries Inc., Term Loan C, 8.00%, 5/01/19	United States	499,067	499,275
[j]The Chemours Co. LLC, Tranche B Term Loan, 3.75%, 5/12/22	United States	4,107,500	3,751,515
Coveris Holdings SA, Term B-1 Loans, 4.50%, 5/08/19	Luxembourg	1,052,694	1,052,036
FMG America Finance Inc. (Fortescue Metals Group), Loans, 4.25%,
6/30/19	Australia	6,157,591	5,232,413
Huntsman International LLC, Extended Term Loan B, 3.259%, 4/19/19	United States	1,767,905	1,751,331
Nexeo Solutions LLC,
Term B-1 Loan, 5.00%, 9/08/17	United States	153,690	147,926
Term B-3 Loan, 5.00%, 9/08/17	United States	149,992	144,368
[j]Novelis Inc., Initial Term Loan, 4.00%, 6/02/22	Canada	2,075,831	2,036,097
OCI Beaumont LLC, Term B-3 Loan, 6.50%, 8/20/19	United States	1,944,429	1,980,887
OXEA GmbH, Second Lien Term Loan, 8.25%, 7/15/20	Luxembourg	597,475	539,221
			17,579,538
Media 0.3%
AMC Entertainment Inc., Initial Term Loan, 3.50%, 4/30/20	United States	1,604,674	1,605,176
CSC Holdings Inc. (Cablevision), Initial Term Loans, 5.00%, 10/09/22	United States	1,048,470	1,053,319
Cumulus Media Holdings Inc., Term Loans, 4.25%, 12/23/20	United States	906,621	773,461
Media General Inc., Term B Loan, 4.00%, 7/31/20	United States	203,687	203,432
Radio One Inc., Term Loan B, 4.83%, 12/31/18	United States	7,036,482	7,164,018
Virgin Media Bristol LLC, F Facility, 3.50%, 6/30/23	United States	765,483	761,058
			11,560,464
Pharmaceuticals, Biotechnology & Life Sciences 0.2%
[j]Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, 2015
Incremental Term B Loans, 3.75%, 9/25/22	United States	3,280,850	3,234,508
Grifols Worldwide Operations USA Inc., US Tranche B Term Loan,
3.188%, 2/27/21	United States	5,860,253	5,856,285
Valeant Pharmaceuticals International Inc., Series D-2 Tranche B Term
Loan, 3.50%, 2/13/19	United States	1,800,000	1,683,000
			10,773,793
Retailing 0.2%
Ascena Retail Group Inc., Tranche B Term Loan, 5.25%, 8/21/22	United States	3,580,236	3,443,739
Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	2,603,066	2,237,010
[j]PetSmart Inc., Term Loans, 4.25%, 3/10/22	United States	997,494	998,514
			6,679,263

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STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*		Value
[h,l]Senior Floating Rate Interests (continued)
Software & Services 0.3%
BMC Software Finance Inc., Initial U.S. Term Loans, 5.00%, 9/10/20	United States	6,537,825		$5,907,389
MoneyGram International Inc., Term Loan, 4.25%, 3/27/20	United States	7,850,950		7,370,080
Vertafore Inc., Second Lien Term Loan, 9.75%, 10/27/17	United States	467,548		469,184
				13,746,653
Technology Hardware & Equipment 0.0%†
[j]Dell International LLC, Term B-2 Loan, 4.00%, 4/29/20	United States	1,355,925		1,357,529
Telecommunication Services 0.0%†
Windstream Corp., Term Loan B-5, 3.50%, 8/08/19	United States	507,998		497,626
Zayo Group LLC, 2021 Term Loans, 3.75%, 5/06/21	United States	1,226,856		1,226,181
				1,723,807
Transportation 0.0%†
Navios Maritime Midstream Partners LP, Initial Term Loan, 5.50%,
6/18/20	Marshall Islands	1,735,831		1,718,473
[j]Navios Maritime Partners LP, Initial Term Loan, 5.25%, 6/27/18	Marshall Islands	63,000		62,606
				1,781,079
Total Senior Floating Rate Interests
(Cost $113,000,651)				108,409,747
Foreign Government and Agency Securities 7.6%
The Export-Import Bank of Korea, senior note,
1.25%, 11/20/15	South Korea	5,000,000		5,000,975
2.25%, 1/21/20	South Korea	18,800,000		18,794,830
Government of Hungary,
5.50%, 12/22/16	Hungary	3,092,050,000	HUF	11,549,140
6.00%, 1/11/19	Hungary	1,820,000	EUR	2,316,620
A, 6.75%, 11/24/17	Hungary	1,457,960,000	HUF	5,734,651
A, 5.50%, 12/20/18	Hungary	205,390,000	HUF	802,794
[f]senior bond, Reg S, 3.875%, 2/24/20	Hungary	285,000	EUR	349,690
[f]senior note, Reg S, 3.50%, 7/18/16	Hungary	115,000	EUR	129,297
[f]senior note, Reg S, 4.375%, 7/04/17	Hungary	215,000	EUR	252,132
[f]senior note, Reg S, 5.75%, 6/11/18	Hungary	695,000	EUR	860,293
Government of Ireland,
4.50%, 4/18/20	Ireland	3,243,000	EUR	4,246,545
5.00%, 10/18/20	Ireland	2,107,000	EUR	2,853,446
senior bond, 5.40%, 3/13/25	Ireland	10,374,640	EUR	15,706,289
[g]Government of Lithuania, 144A, 7.375%, 2/11/20	Lithuania	4,670,000		5,627,560
Government of Malaysia,
senior bond, 4.262%, 9/15/16	Malaysia	18,000,000	MYR	4,242,905
senior note, 3.172%, 7/15/16	Malaysia	37,000,000	MYR	8,637,295
senior note, 4.012%, 9/15/17	Malaysia	76,500,000	MYR	18,107,849
Government of Mexico,
6.25%, 6/16/16	Mexico	4,031,510	[n] MXN	24,834,248
7.25%, 12/15/16	Mexico	3,414,390	[n] MXN	21,497,529
7.75%, 12/14/17	Mexico	2,600,000	[n] MXN	16,928,574
[f]Government of New Zealand, senior note, Reg S, 3.00%, 4/15/20	New Zealand	90,600,000	NZD	62,028,109
Government of Poland,
[h]FRN, 1.79%, 1/25/17	Poland	859,000	PLN	222,199
[h]FRN, 1.79%, 1/25/21	Poland	871,000	PLN	221,756
Strip, 1/25/16	Poland	40,000	PLN	10,314
[g]Government of Portugal, 144A, 5.125%, 10/15/24	Portugal	12,100,000		12,816,864

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		STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Foreign Government and Agency Securities (continued)
[g]Government of Serbia, senior note, 144A, 4.875%, 2/25/20	Serbia	6,000,000		$6,208,560
[g]Government of Spain, senior bond, 144A, 2.75%, 10/31/24	Spain	11,500,000	EUR	13,876,249
Government of Sri Lanka,
A, 6.40%, 8/01/16	Sri Lanka	23,800,000	LKR	167,389
A, 8.00%, 11/15/18	Sri Lanka	86,100,000	LKR	598,963
A, 9.00%, 5/01/21	Sri Lanka	89,150,000	LKR	623,188
B, 6.40%, 10/01/16	Sri Lanka	18,900,000	LKR	132,623
B, 8.50%, 7/15/18	Sri Lanka	18,990,000	LKR	133,960
C, 8.50%, 4/01/18	Sri Lanka	50,980,000	LKR	360,296
D, 8.50%, 6/01/18	Sri Lanka	65,480,000	LKR	463,114
Government of the Philippines, senior note,
7.00%, 1/27/16	Philippines	17,100,000	PHP	368,806
1.625%, 4/25/16	Philippines	118,200,000	PHP	2,519,556
[g]Government of Ukraine, senior note, 144A, 7.95%, 2/23/21	Ukraine	2,370,000		1,850,042
[o]Government of Uruguay, senior bond, Index Linked, 4.375%, 12/15/28	Uruguay	220,755,465	UYU	6,659,813
[g]Government of Vietnam, 144A,
6.875%, 1/15/16	Vietnam	150,000		151,723
6.75%, 1/29/20	Vietnam	5,120,000		5,702,400
Italy Treasury Bond, 2.50%, 12/01/24	Italy	12,100,000	EUR	14,463,367
Korea Monetary Stabilization Bond, senior note,
2.07%, 12/02/16	South Korea	3,000,000,000	KRW	2,640,235
1.96%, 2/02/17	South Korea	8,950,000,000	KRW	7,871,460
Korea Treasury Bond, senior note,
2.75%, 6/10/16	South Korea	2,400,000,000	KRW	2,116,739
3.00%, 12/10/16	South Korea	37,100,000,000	KRW	32,981,314
[p]Nota Do Tesouro Nacional, Index Linked, 6.00%, 8/15/18	Brazil	13,695	[q] BRL	9,502,971
[g]Peru Enhanced Pass-Through Finance Ltd., senior secured bond, A-1,
144A, zero cpn., 5/31/18	Peru	435,718		420,103
Total Foreign Government and Agency Securities
(Cost $382,463,471)				353,584,775
U.S. Government and Agency Securities 5.4%
U.S. Treasury Bond,
6.25%, 5/15/30	United States	30,000,000		44,092,980
3.875%, 8/15/40	United States	52,000,000		61,626,448
2.875%, 5/15/43	United States	82,000,000		81,226,986
[o]U.S. Treasury Note, Index Linked,
2.00%, 1/15/16	United States	8,345,393		8,339,467
0.125%, 4/15/16	United States	53,986,119		53,658,909
Total U.S. Government and Agency Securities
(Cost $248,896,193)				248,944,790
Asset-Backed Securities and Commercial
Mortgage-Backed Securities 17.0%
Banks 6.5%
Banc of America Commercial Mortgage Trust,
2006-4, AJ, 5.695%, 7/10/46	United States	10,562,000		10,739,230
2006-4, AM, 5.675%, 7/10/46	United States	7,350,000		7,564,114
[h]2007-3, AM, FRN, 5.562%, 6/10/49	United States	17,730,000		18,662,775
Bear Stearns Commercial Mortgage Securities Inc.,
[h]2006-PW11, AJ, FRN, 5.522%, 3/11/39	United States	19,594,000		19,755,651
[h]2006-PW12, AJ, FRN, 5.753%, 9/11/38	United States	3,286,000		3,301,130

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STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Banks (continued)
Bear Stearns Commercial Mortgage Securities Inc., (continued)
2006-PW13, AJ, 5.611%, 9/11/41	United States	13,023,000		$13,138,655
[h]2007-PW16, AM, FRN, 5.705%, 6/11/40	United States	11,110,000		11,738,937
[h]Capital One Multi-Asset Execution Trust,
2007-A1, A1, FRN, 0.246%, 11/15/19	United States	4,400,000		4,386,255
2007-A2, A2, FRN, 0.276%, 12/16/19	United States	26,136,000		26,027,078
[h]Citibank Credit Card Issuance Trust,
2013-A12, A12, FRN, 0.541%, 11/07/18	United States	7,050,000		7,047,413
2013-A7, A7, FRN, 0.627%, 9/10/20	United States	11,130,000		11,158,856
2014-A9, A9, FRN, 0.396%, 5/09/18	United States	5,000,000		4,998,693
Citigroup Commercial Mortgage Trust, 2006-C5, AJ, 5.482%, 10/15/49	United States	10,492,000		10,257,189
[h]Countrywide Asset-Backed Certificates, 2004-1, M1, FRN, 0.947%,
3/25/34	United States	2,188,969		2,104,960
Credit Suisse First Boston Mortgage Securities Corp., 2004-6, 3A1,
5.00%, 9/25/19	United States	1,039,426		1,079,710
[g,h]Credit Suisse Mortgage Capital Certificates, 2009-15R, 3A1, 144A, FRN,
5.482%, 3/26/36	United States	4,820,222		4,831,930
[h]FNMA, 2005-122, FN, FRN, 0.547%, 1/25/36	United States	707,710		706,898
[f,h]Granite Master Issuer PLC,
2005-2, A6, Reg S, FRN, 0.746%, 12/20/54	United Kingdom	1,779,220	GBP	2,733,722
2007-1, 5A1, Reg S, FRN, 0.726%, 12/20/54	United Kingdom	3,492,141	GBP	5,365,814
Greenwich Capital Commercial Funding Corp.,
[h]2006-GG7, AJ, FRN, 5.819%, 7/10/38	United States	13,910,000		13,823,658
[h]2006-GG7, AM, FRN, 5.819%, 7/10/38	United States	4,685,000		4,786,139
2007-GG9, A4, 5.444%, 3/10/39	United States	15,114,646		15,664,444
JP Morgan Chase Commercial Mortgage Securities Trust,
[h,r]2006-CB16, B, FRN, 5.672%, 5/12/45	United States	6,745,000		4,573,092
2006-CB17, AM, 5.464%, 12/12/43	United States	13,790,000		13,987,059
[h,r]2006-LDP7, AJ, FRN, 5.911%, 4/15/45	United States	10,383,000		9,931,143
[h]LB-UBS Commercial Mortgage Trust, 2006-C4, AJ, FRN, 5.838%,
6/15/38	United States	11,540,000		11,697,059
[h]Merrill Lynch Mortgage Investors Trust, 2003-A, 1A, FRN, 0.937%,
3/25/28	United States	1,770,152		1,691,618
[h]Merrill Lynch Mortgage Trust, 2005-CKI1, AJ, FRN, 5.46%, 11/12/37	United States	1,055,572		1,055,165
[h]Morgan Stanley ABS Capital I Inc. Trust,
2003-HE1, M1, FRN, 1.397%, 5/25/33	United States	3,539,752		3,347,323
2005-WMC, M2, FRN, 0.932%, 1/25/35	United States	2,847,776		2,770,643
Morgan Stanley Capital I Trust,
[g]2005-RR6, AJ, 144A, 5.233%, 5/24/43	United States	1,654,056		1,658,009
[h]2006-HQ8, AJ, FRN, 5.495%, 3/12/44	United States	14,956,000		14,999,202
[h]2007-IQ16, AM, FRN, 6.074%, 12/12/49	United States	16,470,000		17,531,492
[h]Wachovia Bank Commercial Mortgage Trust,
2006-C23, AJ, FRN, 5.515%, 1/18/45	United States	7,675,000		7,712,380
FRN, 5.72%, 5/15/16	United States	6,683,000		6,743,765
Wells Fargo Mortgage Backed Securities Trust,
[h]2004-I, 2A1, FRN, 2.699%, 6/25/34	United States	1,372,219		1,383,222
[h]2004-W, A9, FRN, 2.727%, 11/25/34	United States	2,081,530		2,123,494
[r]2007-3, 3A1, 5.50%, 4/25/37	United States	394,387		402,208
[i]Weyerhaeuser Mortgage Co., 1984-A, 7.43%, 1/01/24	United States	17,433		17,433
				301,497,558

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STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financials 10.3%
[h]American Express Credit Account Master Trust,
2008-2, A, FRN, 1.456%, 9/15/20	United States	15,550,000	$15,850,022
2012-1, A, FRN, 0.466%, 1/15/20	United States	8,160,000	8,150,950
[h]American Express Credit Account Secured Note Trust, 2012-4, A, FRN,
0.436%, 5/15/20	United States	11,193,000	11,158,048
[h]American Home Mortgage Investment Trust, 2004-3, 4A, FRN, 1.98%,
10/25/34	United States	2,529,987	2,495,176
[h,r]Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through
Certificates, 2004-R4, M1, FRN, 1.022%, 6/25/34	United States	7,429,384	7,283,272
[g]Apidos CDO, 2013-14A, C2, 144A, 4.85%, 4/15/25	United States	8,740,000	8,670,954
[g,h]Apidos CDO V, 2007-5A, B, 144A, FRN, 1.021%, 4/15/21	United States	3,000,000	2,929,740
[g,h]ARCap REIT Inc., 2004-RR3, A2, 144A, FRN, 4.76%, 9/21/45	United States	12,251,763	12,422,675
[g,h]ARES CLO XII Ltd., 2007-12A, B, 144A, FRN, 1.329%, 11/25/20	United States	1,090,000	1,077,639
[g,h]Ares IIIR/IVR CLO Ltd., 2007-3RA,
A2, 144A, FRN, 0.537%, 4/16/21	United States	6,421,701	6,325,504
B, 144A, FRN, 0.687%, 4/16/21	United States	9,780,000	9,479,069
[g,h]ARES XI CLO Ltd., 2007-11A,
A1B, 144A, FRN, 0.581%, 10/11/21	United States	14,671,162	14,466,352
A1C, 144A, FRN, 0.591%, 10/11/21	United States	3,500,843	3,435,447
[h]Argent Securities Inc., 2005-W2, A2C, FRN, 0.557%, 10/25/35	United States	5,806,142	5,530,087
[g,h]Atrium CDO Corp., 10A,
A, 144A, FRN, 1.437%, 7/16/25	United States	3,140,000	3,076,980
C, 144A, FRN, 2.917%, 7/16/25	United States	4,650,000	4,514,592
[g,h]Atrium IX, 9A, C, 144A, FRN, 3.575%, 2/28/24	United States	3,500,000	3,486,455
[g,h]Babson CLO Inc., 2007-1A, A1, 144A, FRN, 0.54%, 1/18/21	United States	3,645,843	3,590,244
[g,h]Ballyrock CLO LLC, 2014-1A, B, 144A, FRN, 3.487%, 10/20/26	United States	10,000,000	9,796,400
[h]Bear Stearns Alt-A Trust, 2004-13, A2, FRN, 1.077%, 11/25/34	United States	1,328,703	1,280,208
[g,h]Bridgeport CLO Ltd., 2006-1A, B, 144A, FRN, 0.967%, 7/21/20	United States	2,000,000	1,939,540
[g,h]Carlyle Global Market Strategies CLO Ltd., 2012-4A, A, 144A, FRN,
1.677%, 1/20/25	United States	9,040,000	9,011,524
[g,h]Carlyle Global Market Strategies Ltd., 2014-2A, B2, 144A, FRN, 2.371%,
5/15/25	United States	3,400,000	3,366,272
[g,h]Catamaran CLO Ltd., 2014-2A, B, 144A, FRN, 3.315%, 10/18/26	United States	6,401,000	6,254,609
[g,h]Cent CDO Ltd., 2007-15A,
A2B, 144A, FRN, 0.673%, 3/11/21	United States	5,686,824	5,426,254
B, 144A, FRN, 1.053%, 3/11/21	United States	6,000,000	5,552,040
[g,h]Cent CDO XI Ltd., 2006-11A, B, 144A, FRN, 1.123%, 4/25/19	United States	2,680,000	2,592,954
[g,h]Cent CLO 20 Ltd., 2013-20A, C, 144A, FRN, 3.32%, 1/25/26	United States	3,500,000	3,438,470
[g,h]Cent CLO 21 Ltd., 2014-21A, B, 144A, FRN, 3.123%, 7/27/26	United States	1,760,000	1,710,034
[g,h]Cent CLO LP,
2013-17A, D, 144A, FRN, 3.322%, 1/30/25	United States	3,500,000	3,473,820
2013-20A, A, 144A, FRN, 1.80%, 1/25/26	United States	3,000,000	2,956,500
[h]Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-2, 2A2,
FRN, 0.697%, 2/25/35	United States	637,857	567,368
[h]Chase Issuance Trust,
2013-A6, A6, FRN, 0.616%, 7/15/20	United States	17,443,000	17,446,314
2014-A3, A3, FRN, 0.396%, 5/15/18	United States	22,980,000	22,969,197
[g,h]CIFC Funding Ltd., 2007-3A, A1J, 144A, FRN, 0.72%, 7/26/21	United States	16,495,000	16,153,883
[g]Colony American Homes,
[h]2014-1A, A, 144A, FRN, 1.40%, 5/17/31	United States	9,857,766	9,750,859
2014-2A, C, 144A, 2.097%, 7/17/31	United States	10,105,000	9,805,013

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STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[g]Colony MFM Trust, 2014-1, A, 144A, 2.543%, 4/20/50	United States	14,086,715	$14,069,221
[g]ColumbusNova CLO IV Ltd., 2007-2A, B, 144A, 1.571%, 10/15/21	United States	1,590,000	1,569,791
[g,h]ColumbusNova CLO Ltd., 2007-2A, A2, 144A, FRN, 1.321%, 10/15/21	United States	690,000	678,926
[g,h]Cornerstone CLO Ltd., 2007-1A, B, 144A, FRN, 1.271%, 7/15/21	United States	8,986,000	8,706,535
[g]Countryplace Manufactured Housing Contract Trust, 2005-A3, 144A,
4.80%, 12/15/35	United States	297,690	301,003
[g,h]CT CDO IV Ltd., 2006-4A, A1, 144A, FRN, 0.504%, 10/20/43	United States	3,126,603	3,120,178
[g,h]Eaton Vance CDO Ltd., 2014-1A,
B, 144A, FRN, 2.371%, 7/15/26	United States	1,813,400	1,786,507
C, 144A, FRN, 3.321%, 7/15/26	United States	1,558,600	1,529,205
[g]Eleven Madison Trust Mortgage Trust, 2015-11MD, A, 144A, 3.555%,
9/10/35	United States	2,750,000	2,837,313
[g]Emerson Park CLO Ltd., 2013-1A, C2, 144A, 5.64%, 7/15/25	United States	2,920,000	2,937,695
[h]FHLMC Structured Agency Credit Risk Debt Notes,
2014-DN1, M3, FRN, 4.697%, 2/25/24	United States	9,075,000	9,175,070
2014-DN3, M3, FRN, 4.197%, 8/25/24	United States	3,028,000	2,942,706
2014-DNA, M3, FRN, 4.747%, 10/25/24	United States	9,500,000	9,479,148
2015-DN1, M3, FRN, 4.347%, 1/25/25	United States	9,310,000	9,285,235
2015-DNA1, M3, FRN, 3.497%, 10/25/27	United States	3,920,000	3,730,715
2015-HQ1, M3, FRN, 3.997%, 3/25/25	United States	2,000,000	1,935,289
[g]G-Force LLC, 2005-RRA, C, 144A, 5.20%, 8/22/36	United States	9,275,000	9,119,087
[r]GMAC Commercial Mortgage Securities Inc., 2005-C1, B, 4.936%,
5/10/43	United States	10,285,000	2,578,324
[g,h]Goldman Sachs Asset Management CLO PLC, 2007-1A, C, 144A, FRN,
1.40%, 8/01/22	United States	1,560,000	1,541,093
Green Tree Financial Corp., 1996-9, M1, 7.63%, 8/15/27	United States	3,376,075	3,698,164
Greenpoint Manufactured Housing, 1999-3, 1A7, 7.27%, 6/15/29	United States	14,234,680	14,074,881
[h]GSAA Home Equity Trust, 2005-5, M3, FRN, 1.142%, 2/25/35	United States	3,550,000	3,365,800
[g]Highbridge Loan Management Ltd., 2013-2A, B2, 144A, 5.80%,
10/20/24	United States	2,620,000	2,633,519
[h]Home Equity Mortgage Trust, 2004-4, M3, FRN, 1.172%, 12/25/34	United States	3,775,334	3,527,455
[g,h]Invitation Homes Trust,
2014-SFR3, C, 144A, FRN, 2.697%, 12/17/31	United States	1,250,000	1,242,032
2015-SFR1, B, 144A, FRN, 2.047%, 3/17/32	United States	7,400,000	7,295,188
2015-SFR2, C, 144A, FRN, 2.197%, 6/17/32	United States	2,340,000	2,327,200
2015-SFR3, C, 144A, FRN, 2.197%, 8/17/32	United States	10,402,000	10,094,760
[g,h]Katonah Ltd., 2007-IA, A2L, 144A, FRN, 1.816%, 4/23/22	United States	5,416,684	5,410,726
[g,h]Landmark IX CDO Ltd., 2007-9A, C, 144A, FRN, 1.021%, 4/15/21	United States	2,190,000	2,140,835
[g,h]LCM XI LP, 11A, B, 144A, FRN, 2.465%, 4/19/22	United States	10,000,000	10,014,300
[h]Merrill Lynch Mortgage Investors Trust, 2004-A1, M1, FRN, 2.513%,
2/25/34	United States	1,717,387	1,469,516
[g,h]Mountain View CLO II Ltd., 2006-2A, C, 144A, FRN, 1.021%, 1/12/21	United States	4,000,000	3,841,160
[g,h]Newcastle CDO Ltd., 2004-5A, 1, 144A, FRN, 0.667%, 12/24/39	United States	193,426	192,331
[g,h]NZCG Funding Ltd., 2015-2A, A1, 144A, FRN, 1.87%, 4/27/27	United States	18,215,625	18,136,751
[g,h]Progress Residential Trust, 2015-SFR1, A, 144A, FRN, 1.597%, 2/17/32	United States	6,130,000	6,097,971
Residential Asset Securities Corp.,
2001-KS2, AI5, 7.514%, 6/25/31	United States	8,005	8,332
2004-KS1, AI4, 4.213%, 4/25/32	United States	39,040	39,026
[g]Silverado CLO 2006-II Ltd., 2006-2A, B, 144A, 1.007%, 10/16/20	United States	9,000,000	8,671,320
[h]Structured Asset Securities Corp., 2002-1A, 2A1, FRN, 1.743%, 2/25/32	United States	22,770	20,711

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STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Principal
	Country	Amount*		Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[f,h]Talisman 6 Finance, Reg S, FRN, 0.127%, 10/22/16	Germany	326,975	EUR	$355,536
[g]Tricon American Homes Trust, 2015-SFR1, C, 144A, 2.097%, 5/17/32	United States	8,170,000		8,035,278
[g,h]Trimaran CLO VII Ltd., 2007-1A, A2L, 144A, FRN, 0.707%, 6/15/21	United States	2,000,000		1,937,780
[g,h]Veritas CLO Ltd., 2006-2A, A2, 144A, FRN, 0.651%, 7/11/21	United States	1,300,000		1,287,416
[g,h]Voya CLO Ltd., 2013-3A, A2, 144A, FRN, 2.115%, 1/18/26	United States	900,000		879,165
[g,h]Voya CLO II Ltd., 2006-2A, C, 144A, FRN, 1.009%, 8/01/20	United States	3,500,000		3,424,330
[g,h]West CLO Ltd., 2014-1A,
A2, 144A, FRN, 2.417%, 7/18/26	United States	2,860,000		2,823,135
B, 144A, FRN, 3.167%, 7/18/26	United States	7,540,000		7,317,947
[g,h]Westchester CLO Ltd., 2007-1A, A1A, 144A, FRN, 0.525%, 8/01/22	United States	2,337,004		2,306,296
[g,h]Ziggurat CLO I Ltd., 2014-1A, C, 144A, FRN, 3.421%, 10/17/26	United States	2,000,000		1,971,040
				479,397,407
Insurance 0.0%†
[g,h]Voya CLO III Ltd., 2006-3A, B, 144A, FRN, 0.997%, 12/13/20	United States	2,000,000		1,972,020
Real Estate 0.2%
[g,h]American Homes 4 Rent, 2014-SFR1, A, 144A, FRN, 1.25%, 6/17/31	United States	2,381,922		2,335,291
[g,h]Citigroup Mortgage Loan Trust Inc., 2013-A, A, 144A, FRN, 3.00%,
5/25/42	United States	4,288,180		4,293,483
				6,628,774
Total Asset-Backed Securities and Commercial
Mortgage-Backed Securities (Cost $783,990,419)				789,495,759
Mortgage-Backed Securities 20.4%
[h]Federal Home Loan Mortgage Corp. (FHLMC)
Adjustable Rate 0.1%
FHLMC, 1.893% - 3.275%, 3/01/25 - 10/01/36	United States	3,393,970		3,533,364
Federal Home Loan Mortgage Corp. (FHLMC)
Fixed Rate 3.5%
FHLMC 30 Year, 6.00%, 6/01/37	United States	74,996		85,117
FHLMC 30 Year, 6.50%, 8/01/25 - 11/01/31	United States	98,558		112,735
FHLMC 30 Year, 7.00%, 7/01/31	United States	7,066		7,528
FHLMC 30 Year, 8.00%, 2/01/30	United States	35,697		43,700
FHLMC 30 Year, 8.50%, 10/01/24	United States	6,865		7,998
FHLMC Gold 15 Year, 5.00%, 10/01/17 - 9/01/18	United States	51,821		53,776
FHLMC Gold 15 Year, 5.50%, 11/01/22	United States	196,873		210,672
FHLMC Gold 15 Year, 6.00%, 2/01/17 - 9/01/22	United States	588,062		637,054
[j]FHLMC Gold 30 Year, 3.50%, 11/01/45	United States	78,000,000		80,987,152
[j]FHLMC Gold 30 Year, 4.00%, 11/01/45	United States	43,500,000		46,211,452
FHLMC Gold 30 Year, 4.50%, 3/01/39	United States	3,148,577		3,414,731
FHLMC Gold 30 Year, 5.00%, 8/01/33 - 2/01/39	United States	21,352,504		23,386,579
FHLMC Gold 30 Year, 5.50%, 1/01/35 - 12/01/37	United States	1,848,705		2,061,943
FHLMC Gold 30 Year, 6.00%, 5/01/33 - 4/01/38	United States	2,317,793		2,628,886
FHLMC Gold 30 Year, 6.50%, 4/01/28 - 3/01/39	United States	1,688,196		1,953,228
FHLMC Gold 30 Year, 7.00%, 1/01/28 - 7/01/32	United States	117,814		136,753
FHLMC Gold 30 Year, 7.50%, 3/01/32	United States	26,760		33,464
FHLMC Gold 30 Year, 8.50%, 8/01/30	United States	4,558		5,343
FHLMC Gold 30 Year, 9.00%, 1/01/22	United States	5,395		5,457
FHLMC Gold 30 Year, 10.00%, 10/01/30	United States	19,231		19,586
				162,003,154

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Franklin Total Return Fund (continued)
		Principal
	Country	Amount*	Value
Mortgage-Backed Securities (continued)
[h]Federal National Mortgage Association (FNMA)
Adjustable Rate 0.2%
FNMA, 1.814% - 4.106%, 6/01/17 - 3/01/37	United States	7,859,062	$8,334,195
Federal National Mortgage Association (FNMA)
Fixed Rate 13.7%
FNMA 15 Year, 4.50%, 3/01/19 - 6/01/19	United States	139,864	145,462
FNMA 15 Year, 5.00%, 6/01/18 - 7/01/18	United States	115,171	120,132
FNMA 15 Year, 5.50%, 6/01/16 - 12/01/23	United States	412,016	444,785
FNMA 15 Year, 6.00%, 6/01/17 - 9/01/22	United States	86,683	90,941
FNMA 15 Year, 6.50%, 4/01/16 - 9/01/16	United States	832	836
[j]FNMA 30 Year, 3.50%, 11/01/45	United States	190,500,000	198,271,794
[j]FNMA 30 Year, 4.00%, 11/01/45	United States	208,200,000	221,635,400
[j]FNMA 30 Year, 4.50%, 11/01/45	United States	168,500,000	182,578,959
FNMA 30 Year, 5.00%, 6/01/36 - 5/01/39	United States	3,036,037	3,345,512
FNMA 30 Year, 5.50%, 6/01/33 - 8/01/37	United States	10,881,033	12,333,240
FNMA 30 Year, 6.00%, 9/01/32 - 9/01/38	United States	15,154,565	17,191,968
FNMA 30 Year, 6.50%, 5/01/28 - 5/01/37	United States	403,080	465,766
FNMA 30 Year, 7.00%, 11/01/25	United States	4,263	4,337
FNMA 30 Year, 7.50%, 1/01/30	United States	17,588	21,649
FNMA 30 Year, 8.50%, 4/01/30 - 5/01/32	United States	104,141	130,614
FNMA 30 Year, 9.00%, 11/01/26 - 5/01/27	United States	121,595	133,585
			636,914,980
[h]Government National Mortgage Association (GNMA)
Adjustable Rate 0.0%†
GNMA, 1.625% - 1.75%, 10/20/23 - 10/20/26	United States	59,500	61,652
Government National Mortgage Association (GNMA)
Fixed Rate 2.9%
GNMA I SF 30 Year, 6.00%, 1/15/39	United States	310,632	352,395
GNMA I SF 30 Year, 6.50%, 10/15/31 - 7/15/38	United States	57,725	66,308
GNMA I SF 30 Year, 7.00%, 10/15/27 - 6/15/31	United States	48,343	56,892
GNMA I SF 30 Year, 7.50%, 2/15/17 - 5/15/26	United States	150,746	157,650
GNMA I SF 30 Year, 8.00%, 8/15/16	United States	1,114	1,115
GNMA I SF 30 Year, 9.00%, 9/15/25 - 1/15/31	United States	1,850	1,940
[j]GNMA II SF 30 Year, 3.50%, 11/01/45	United States	130,000,000	136,223,208
GNMA II SF 30 Year, 6.00%, 5/20/31	United States	7,239	8,297
GNMA II SF 30 Year, 6.50%, 3/20/28 - 7/20/38	United States	756,467	869,055
GNMA II SF 30 Year, 7.50%, 8/20/30 - 1/20/33	United States	79,044	94,961
GNMA II SF 30 Year, 8.00%, 7/20/27	United States	46,385	47,497
			137,879,318
Total Mortgage-Backed Securities
(Cost $944,351,132)			948,726,663
Municipal Bonds 4.3%
Arkansas State GO, Four-Lane Highway Construction and Improvement
Bonds, 3.25%, 6/15/22	United States	13,800,000	14,879,022
California State GO, Various Purpose, 6.00%, 11/01/39	United States	2,385,000	2,838,102
Chicago GO,
Build America Bonds, Direct Payment, Taxable Project, Series B,
7.517%, 1/01/40	United States	2,140,000	2,186,780
Taxable Project, Series B, 6.034%, 1/01/42	United States	2,485,000	2,044,484

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Franklin Total Return Fund (continued)
		Principal
	Country	Amount*	Value
Municipal Bonds (continued)
Chicago Transit Authority Sales and Transfer Tax Receipts Revenue,
Pension Funding, Series A, 6.899%, 12/01/40	United States	800,000	$895,368
Coachella Valley USD, GO, Riverside and Imperial Counties, Election of
2005, Series D, AGMC Insured, 5.00%, 8/01/37	United States	6,395,000	7,026,698
Colorado State ISD, GO, Mitchell and Scurry Counties, School Building,
PSF Guarantee, 5.00%, 8/15/38	United States	2,600,000	2,942,914
Connecticut State GO, Series B, 5.00%, 4/15/18	United States	650,000	716,190
Evansville Local Public Improvement Bond Bank Revenue, Sewage
Works Project, Series A, 5.00%, 7/01/36	United States	1,355,000	1,511,340
Florida State Hurricane Catastrophe Fund Finance Corp. Revenue,
Series A, 2.995%, 7/01/20	United States	16,800,000	17,169,936
Industry Public Facilities Authority Tax Allocation Revenue, Transportation
District, Industrial Redevelopment Project No. 2, Refunding, Series B,
AGMC Insured, 4.294%, 1/01/23	United States	10,000,000	10,197,200
Massachusetts State GO, Consolidated Loan of 2014, Series A, 4.50%,
12/01/43	United States	4,950,000	5,243,684
Memorial Sloan-Kettering Cancer Center Revenue, 4.20%, 7/01/55	United States	7,500,000	7,153,020
Minnesota State GO, Various Purpose, Refunding, Series F, 4.00%,
10/01/24	United States	5,760,000	6,621,408
Nassau County GO, General Improvement Bonds, Series B, 5.00%,
4/01/39	United States	7,700,000	8,405,782
4/01/43	United States	8,150,000	8,858,316
New Jersey EDA Revenue, School Facilities Construction, Refunding,
Series NN, 5.00%, 3/01/30	United States	3,300,000	3,422,628
New York City Municipal Water Finance Authority Water and Sewer
System Revenue, Second General Resolution, Fiscal 2014, Refunding,
Series BB, 5.00%, 6/15/46	United States	4,865,000	5,428,075
New York State Public Library Revenue, 4.305%, 7/01/45	United States	6,500,000	6,224,368
New York State Urban Development Corp. Revenue, State Personal
Income Tax, General Purpose, Series C, 5.00%, 3/15/29	United States	20,725,000	24,234,986
Port Authority of New York and New Jersey Revenue, Consolidated,
Series 192, 4.81%, 10/15/65	United States	15,000,000	15,396,000
One Hundred Ninety-First Series, 4.823%, 6/01/45	United States	16,000,000	16,300,640
[c]Puerto Rico Electric Power Authority Power Revenue, Series A, 6.75%,
7/01/36	United States	12,000,000	7,680,000
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate,
Series A, 6.50%, 8/01/44	United States	12,450,000	5,944,875
South Carolina State Public Service Authority Revenue, Refunding,
Series B, 5.00%, 12/01/38	United States	4,500,000	4,994,505
University of California Revenue, Limited Project, Refunding, Series J,
4.131%, 5/15/45	United States	10,750,000	10,517,370
Total Municipal Bonds (Cost $200,303,919)			198,833,691

		Shares
Escrows and Litigation Trusts 0.0%
[a,i]Comfort Co. Inc., Escrow Account	United States	716	—
[a,i]Motors Liquidation Co., Escrow Account, cvt. pfd., C	United States	43,500	—
[a,i]NewPage Corp., Litigation Trust	United States	2,500,000	—
Total Escrows and Litigation Trusts (Cost $2,307)			—

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STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)
		Number of
	Exchange	Contracts		Value
Options Purchased 0.0%†
Calls — Exchange-Traded
Options on Interest Rate Futures 0.0%†
Euro-Bund, February Strike Price 159 EUR, Expires 2/19/16	EUX	97	EUR	$219,642
Euro-Bund, February Strike Price 160 EUR, Expires 2/19/16	EUX	192	EUR	325,011
				544,653
		Notional
	Counterparty	Amount*
Calls — Over-the-Counter
Currency Options 0.0%†
USD/CAD, November Strike Price 1.31 CAD, Expires 11/12/15	JPHQ	3,800,000		20,193
Puts — Over-the-Counter
Credit Default Swaptions 0.0%†
Buy Protection on CDX.NA.HY.24, Premium Rate 5.00%, Strike Price $101,
Expires 12/16/15	JPHQ	20,000,000		37,561
Buy Protection on CDX.NA.HY.24, Premium Rate 5.00%, Strike Price $103,
Expires 12/16/15	FBCO	20,000,000		74,428
Buy Protection on CDX.NA.IG.24, Premium Rate 1.00%, Strike Price $90,
Expires 12/16/15	FBCO	80,000,000		63,280
				175,269
Total Options Purchased (Cost $1,875,397)				740,115
Total Investments before Short Term Investments
(Cost $4,696,363,425)				4,600,179,569

		Principal
	Country	Amount*
Short Term Investments 18.0%
Corporate Bonds (Cost $558,574) 0.0%†
[g]GE Capital International Funding Co., senior note, 144A, 0.964%,
4/15/16	United States	557,000		556,927
Foreign Government and Agency Securities
(Cost $18,009,010) 0.4%
Korea Monetary Stabilization Bond, senior note, 2.79%, 6/02/16	South Korea	20,000,000,000	KRW	17,640,302
U.S. Government and Agency Securities 4.8%
[s]U.S. Treasury Bill,
1/14/16	United States	59,750,000		59,740,141
11/12/15 - 2/18/16	United States	160,000,000		159,986,803
Total U.S. Government and Agency Securities
(Cost $219,700,023)				219,726,944
Total Investments before Money Market Funds
(Cost $4,934,631,032)				4,838,103,742

		Shares
Money Market Funds (Cost $591,212,333) 12.8%
[a,d]Institutional Fiduciary Trust Money Market Portfolio	United States	591,212,333		591,212,333

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Franklin Total Return Fund (continued)
			Value
Total Investments (Cost $5,525,843,365) 117.1%			$5,429,316,075
Options Written (0.0)%†			(75,300)
Other Assets, less Liabilities (17.1)%			(791,405,364)
Net Assets 100.0%			$4,637,835,411
		Notional
	Counterparty	Amount*

[t]Options Written (0.0)%†
Calls — Over-the-Counter
Currency Options (0.0)%†
USD/CAD, November Strike Price 1.36 CAD, Expires 11/12/15	JPHQ	3,800,000	$(197)
Puts — Over-the-Counter
Credit Default Swaptions (0.0)%†
Buy Protection on CDX.NA.HY.24, Premium Rate 5.00%,
Strike Price $98, Expires 12/16/15	JPHQ	20,000,000	(16,890)
Buy Protection on CDX.NA.HY.24, Premium Rate 5.00%,
Strike Price $100, Expires 12/16/15	FBCO	20,000,000	(28,373)
Buy Protection on CDX.NA.IG.24, Premium Rate 1.00%,
Strike Price $110, Expires 12/16/15	FBCO	80,000,000	(29,840)
			(75,103)
Total Options Written (Premiums Received $734,446)			$(75,300)

†Rounds to less than 0.1% of net assets.
*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bThe security is owned by FT Holdings Corporation I, a wholly-owned subsidiary of the Fund. See Note 1(g).
cAt October 31, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at year end.
dSee Note 3(f) regarding investments in affiliated management investment companies.
ePerpetual security with no stated maturity date.
fSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2015, the aggregate value of these securities was $145,975,485, representing 3.15% of net assets.
gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buy-
ers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees.
At October 31, 2015, the aggregate value of these securities was $761,271,278, representing 16.41% of net assets.
hThe coupon rate shown represents the rate at period end.
iSecurity has been deemed illiquid because it may not be able to be sold within seven days. At October 31, 2015, the aggregate value of these securities was $28,287, representing less than 0.01% of net assets.
jA portion or all of the security purchased on a when-issued, delayed delivery, or to-be-announced (TBA) basis. See Note 1(c).
kSee Note 1(f) regarding loan participation notes.
lSee Note 1(i) regarding senior floating rate interests.
mIncome may be received in additional securities and/or cash.
nPrincipal amount is stated in 100 Mexican Peso Units.
oPrincipal amount of security is adjusted for inflation. See Note 1(k).
pRedemption price at maturity is adjusted for inflation. See Note 1(k).
qPrincipal amount is stated in 1,000 Brazilian Real Units.
rThe bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.
sThe security is traded on a discount basis with no stated coupon rate.
tSee Note 1(d) regarding written options.

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STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

At October 31, 2015, the Fund had the following financial futures contracts outstanding. See Note 1(d).

Financial Futures Contracts
		Number of	Notional	Expiration	Unrealized	Unrealized
Description	Type	Contracts	Value	Date	Appreciation	Depreciation
Interest Rate Contracts
Australia 10 Yr. Bond	Long	650	$59,948,462	12/15/15	$403,095	$—
Canadian 5 Yr, Bond	Long	610	57,606,057	12/18/15	—	(554,043)
U.S. Treasury 2 Yr. Note	Short	620	135,566,875	12/31/15	76,010	—
U.S. Treasury 5 Yr. Note	Short	2,555	306,021,133	12/31/15	—	(61,081)
Total Financial Futures Contracts					$479,105	$(615,124)
Net unrealized appreciation (depreciation)						$(136,019)

At October 31, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange
Contracts
Australian Dollar	DBAB	Buy	11,244,555	$8,252,685	12/17/15	$—	$(255,659)
Australian Dollar	DBAB	Sell	21,034,082	16,132,089	12/17/15	1,172,839	—
Euro	DBAB	Sell	124,202,131	140,445,849	12/17/15	3,809,691	—
Euro	JPHQ	Sell	966,580	1,097,262	12/17/15	33,916	—
Euro	MSCO	Sell	5,621,360	6,380,890	12/17/15	196,769	—
Japanese Yen	JPHQ	Sell	3,094,000,360	25,269,110	12/17/15	—	(391,332)
Malaysian Ringgit	DBAB	Buy	3,367,980	892,062	12/17/15	—	(109,280)
Malaysian Ringgit	HSBC	Buy	790,000	208,526	12/17/15	—	(24,915)
Singapore Dollar	MSCO	Buy	3,432,939	2,547,352	12/17/15	—	(100,653)
Singapore Dollar	MSCO	Sell	3,432,939	2,445,392	12/17/15	—	(1,307)
New Zealand Dollar	DBAB	Sell	112,392,053	73,533,505	1/11/16	—	(2,132,188)
Australian Dollar	DBAB	Sell	17,800,000	13,024,260	1/14/16	382,513	—
Canadian Dollar	DBAB	Sell	7,000,000	5,484,604	1/14/16	133,161	—
Euro	BZWS	Sell	2,472,961	2,688,084	1/14/16	—	(34,208)
Euro	CITI	Sell	2,584,200	2,811,403	1/14/16	—	(33,344)
Euro	DBAB	Sell	87,185,488	94,866,529	1/14/16	—	(1,109,258)
Euro	JPHQ	Sell	1,062,724	1,156,153	1/14/16	—	(13,718)
Indian Rupee	DBAB	Buy	631,935,000	9,346,768	1/14/16	196,483	—
Japanese Yen	CITI	Sell	1,431,560,000	11,560,184	1/14/16	—	(320,563)
Japanese Yen	DBAB	Buy	1,940,000,000	16,220,736	1/14/16	—	(120,363)
Japanese Yen	DBAB	Sell	15,724,564,120	126,897,987	1/14/16	—	(3,602,707)
Japanese Yen	HSBC	Sell	586,092,700	4,731,897	1/14/16	—	(132,181)
Japanese Yen	JPHQ	Sell	1,676,801,000	13,538,857	1/14/16	—	(377,185)
Malaysian Ringgit	DBAB	Buy	49,205,000	11,900,567	1/14/16	—	(474,921)
Malaysian Ringgit	DBAB	Sell	49,205,000	12,682,355	1/14/16	1,256,709	—
Mexican Peso	DBAB	Buy	176,336,000	10,353,825	1/14/16	264,838	—
Mexican Peso	DBAB	Sell	176,336,000	10,692,539	1/14/16	73,875	—
Singapore Dollar	DBAB	Buy	8,523,000	6,200,349	1/14/16	—	(131,191)
Singapore Dollar	DBAB	Sell	8,523,000	6,041,398	1/14/16	—	(27,760)
Singapore Dollar	HSBC	Buy	3,390,000	2,465,275	1/14/16	—	(51,284)
Singapore Dollar	HSBC	Sell	3,390,000	2,416,251	1/14/16	2,260	—
Singapore Dollar	JPHQ	Buy	2,117,000	1,539,301	1/14/16	—	(31,802)

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STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange
Contracts (continued)
Singapore Dollar	JPHQ	Sell	2,117,000	$1,512,980	1/14/16	$5,482	$—
South Korean Won	DBAB	Buy	12,401,200,000	10,471,775	1/14/16	358,399	—
South Korean Won	DBAB	Sell	8,250,200,000	7,103,056	1/14/16	—	(101,981)
Danish Krone	DBAB	Buy	186,000,000	29,018,972	1/15/16	—	(1,539,366)
Euro	DBAB	Sell	8,374,000	10,963,814	2/05/16	1,740,982	—
Danish Krone	RBS	Sell	193,889,682	29,724,005	2/17/16	1,048,332	—
Brazilian Real	DBAB	Sell	16,650,000	4,488,476	2/22/16	333,266	—
Euro	DBAB	Sell	50,317,304	56,363,200	2/22/16	922,716	—
Euro	GSCO	Sell	1,024,000	1,161,830	2/22/16	33,569	—
Euro	JPHQ	Sell	18,267,400	20,604,913	2/22/16	477,573	—
Hungarian Forint	DBAB	Sell	4,332,000,000	15,639,704	2/22/16	333,004	—
Indonesian Rupiah	DBAB	Buy 139,844,100,000		9,372,929	2/22/16	394,331	—
Japanese Yen	DBAB	Sell	4,060,724,000	33,911,847	2/22/16	182,133	—
Japanese Yen	HSBC	Sell	452,730,000	3,789,043	2/22/16	28,518	—
Japanese Yen	JPHQ	Sell	1,328,470,000	11,118,672	2/22/16	83,961	—
Mexican Peso	DBAB	Buy	117,200,000	6,859,899	2/22/16	176,663	—
Mexican Peso	DBAB	Sell	117,200,000	6,976,190	2/22/16	—	(60,372)
Singapore Dollar	DBAB	Buy	3,192,500	2,258,258	2/22/16	12,744	—
Singapore Dollar	DBAB	Sell	3,192,500	2,269,657	2/22/16	—	(1,345)
Singapore Dollar	HSBC	Buy	2,551,000	1,803,655	2/22/16	11,013	—
Singapore Dollar	HSBC	Sell	2,551,000	1,816,305	2/22/16	1,637	—
Singapore Dollar	JPHQ	Buy	15,450,000	10,977,689	2/22/16	12,755	—
Singapore Dollar	JPHQ	Sell	15,450,000	11,033,350	2/22/16	42,906	—
Singapore Dollar	MSCO	Buy	8,200,000	5,798,946	2/22/16	34,170	—
Singapore Dollar	MSCO	Sell	8,200,000	5,831,194	2/22/16	—	(1,922)
Euro	BZWS	Sell	1,973,970	2,266,808	4/28/16	88,369	—
Euro	CITI	Sell	615,870	706,718	4/28/16	27,055	—
Euro	DBAB	Sell	26,237,093	30,129,094	4/28/16	1,174,286	—
Euro	HSBC	Sell	267,000	306,563	4/28/16	11,906	—
Euro	JPHQ	Sell	3,445,999	3,957,523	4/28/16	154,577	—
Indian Rupee	DBAB	Buy	260,000,000	3,869,048	4/28/16	—	(13,959)
Japanese Yen	DBAB	Sell	117,763,200	991,189	4/28/16	11,363	—
Philippine Peso	JPHQ	Buy	177,480,000	3,829,953	4/28/16	—	(76,358)
Euro	DBAB	Sell	10,260,000	13,583,727	8/05/16	2,226,806	—
Japanese Yen	JPHQ	Sell	743,278,833	7,020,294	9/02/16	810,628	—
Total Forward Exchange Contracts						$18,262,198	$(11,271,122)
Net unrealized appreciation (depreciation)						$6,991,076
[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

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Franklin Total Return Fund (continued)

At October 31, 2015, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts
					Unamortized
	Periodic				Upfront
	Payment	Counterparty/	Notional	Expiration	Payments	Unrealized	Unrealized
Description	Rate	Exchange	Amount[a]	Date	(Receipts)	Appreciation	Depreciation	Value	Rating[b]
Centrally Cleared Swap Contracts
Contracts to Sell Protection[c]
Traded Index
CDX.NA.HY.24	5.00%	ICE	42,768,000	6/20/20	$1,698,605	$789,347	$—	$2,487,952	Non
									Investment
									Grade
CDX.NA.IG.24	1.00%	ICE	25,000,000	6/20/25	(56,448)	—	(293,049)	(349,497)	Investment
									Grade
Total Centrally Cleared Swap Contracts					1,642,157	789,347	(293,049)	2,138,455

OTC Swap Contracts
Contracts to Buy Protection
Single Name
Alcatel-Lucent USA Inc.	5.00%	BZWS	1,500,000	9/20/17	$(125,650)	$—	$(6,113)	$(131,763)
Alcatel-Lucent USA Inc.	5.00%	GSCO	20,000,000	9/20/17	(1,394,190)	—	(362,652)	(1,756,842)
Avon Products Inc.	5.00%	GSCO	11,000,000	3/20/20	1,292,998	159,827	—	1,452,825
Bank of America Corp.	1.00%	FBCO	20,000,000	9/20/17	113,650	—	(346,340)	(232,690)
Beazer Homes USA Inc.	5.00%	CITI	4,000,000	6/20/19	(171,293)	157,475	—	(13,818)
Beazer Homes USA Inc.	5.00%	GSCO	5,000,000	6/20/19	(225,962)	208,689	—	(17,273)
Centex Corp.	5.00%	FBCO	7,795,000	6/20/16	(124,517)	—	(126,248)	(250,765)
Centex Corp.	5.00%	JPHQ	12,000,000	6/20/16	(229,445)	—	(156,595)	(386,040)
CIT Group Inc.	5.00%	GSCO	22,500,000	6/20/17	(1,155,679)	—	(250,303)	(1,405,982)
Constellation Brands Inc.	5.00%	GSCO	6,000,000	9/20/16	(246,431)	—	(18,626)	(265,057)
Constellation Brands Inc.	5.00%	BZWS	5,000,000	6/20/17	(250,454)	—	(146,784)	(397,238)
Constellation Brands Inc.	5.00%	DBAB	2,000,000	6/20/17	(100,869)	—	(58,026)	(158,895)
CSC Holdings LLC	5.00%	GSCO	7,000,000	3/20/19	(292,667)	—	(235,514)	(528,181)
D.R. Horton Inc.	5.00%	JPHQ	7,000,000	3/20/16	(104,427)	—	(23,513)	(127,940)
Dell Inc.	5.00%	GSCO	10,000,000	6/20/16	(264,754)	—	(25,736)	(290,490)
DISH DBS Corp.	5.00%	JPHQ	6,000,000	3/20/16	(90,242)	—	(3,926)	(94,168)
DISH DBS Corp.	5.00%	GSCO	10,000,000	3/20/16	(153,789)	—	(3,157)	(156,946)
DPL Inc.	5.00%	MSCO	875,000	12/20/16	(32,633)	—	(8,885)	(41,518)
El Paso Corp.	5.00%	GSCO	1,100,000	6/20/17	(67,984)	—	(19,213)	(87,197)
Embarq Corp.	5.00%	BZWS	8,500,000	6/20/16	(140,112)	—	(123,896)	(264,008)
Embarq Corp.	5.00%	DBAB	1,500,000	6/20/16	(25,502)	—	(21,088)	(46,590)
Embarq Corp.	5.00%	GSCO	10,000,000	6/20/16	(186,473)	—	(124,125)	(310,598)
HCA Inc.	5.00%	GSCO	5,054,000	3/20/16	(61,508)	—	(32,719)	(94,227)
The Hertz Corp.	5.00%	FBCO	5,000,000	6/20/18	(392,637)	—	(65,118)	(457,755)
International Lease Finance
Corp.	5.00%	GSCO	12,000,000	3/20/17	(613,222)	—	(29,160)	(642,382)
Kinder Morgan Energy
Partners LP	5.00%	CITI	1,000,000	3/20/20	(190,645)	50,270	—	(140,375)
Kinder Morgan Inc.	5.00%	GSCO	28,205,000	3/20/16	(475,872)	—	(12,944)	(488,816)
Lennar Corp.	5.00%	CITI	4,150,000	9/20/19	(364,036)	—	(176,643)	(540,679)
Lennar Corp.	5.00%	FBCO	4,500,000	9/20/19	(512,137)	—	(74,141)	(586,278)
Lennar Corp.	5.00%	CITI	6,200,000	12/20/19	(648,198)	—	(183,570)	(831,768)
The New York Times Co.	5.00%	GSCO	11,700,000	12/20/16	(239,753)	—	(413,872)	(653,625)
Owens-Illinois Inc.	5.00%	CITI	9,200,000	6/20/18	(927,452)	—	(186,848)	(1,114,300)
Pactiv LLC	5.00%	UBSW	12,000,000	6/20/17	287,034	—	(1,109,695)	(822,661)

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STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

Credit Default Swap Contracts (continued)
						Unamortized
	Periodic					Upfront
	Payment Counterparty/		Notional Expiration			Payments	Unrealized	Unrealized
Description	Rate	Exchange	Amount[a]		Date	(Receipts) Appreciation Depreciation			Value	Rating[b]
OTC Swap Contracts (continued)
Contracts to Buy Protection (continued)
Single Name (continued)
PPL Energy Supply LLC	5.00%	GSCO	1,000,000		6/20/16	$(27,818)	$—	$(603)	$(28,421)
PPL Energy Supply LLC	5.00%	JPHQ	11,400,000		6/20/16	(311,383)	—	(12,616)	(323,999)
Rite Aid Corp.	5.00%	JPHQ	7,000,000		12/20/20	(1,295,938)	—	—	(1,295,938)
Springleaf Finance Corp.	5.00%	GSCO	10,000,000		9/20/16	(317,769)	—	(44,296)	(362,065)
Springleaf Finance Corp.	5.00%	JPHQ	4,000,000		9/20/16	(127,087)	—	(17,739)	(144,826)
Sprint Communications Inc.	5.00%	GSCO	15,000,000		12/20/16	(551,435)	379,346	—	(172,089)
Tenet Healthcare Corp.	5.00%	BZWS	9,400,000		12/20/16	(323,930)	—	(114,789)	(438,719)
Tenet Healthcare Corp.	5.00%	DBAB	4,000,000		3/20/19	(354,918)	161,242	—	(193,676)
Toys R Us Inc.	5.00%	DBAB	14,000,000		12/20/18	3,243,221	899,677	—	4,142,898
Toys R Us Inc.	5.00%	GSCO	5,800,000		12/20/18	1,312,338	404,006	—	1,716,344
USG Corp.	5.00%	GSCO	4,000,000		12/20/16	(171,188)	—	(34,236)	(205,424)
Yum! Brands Inc.	5.00%	CITI	2,000,000		3/20/18	(182,947)	—	(12,727)	(195,674)
Yum! Brands Inc.	5.00%	FBCO	2,000,000		3/20/18	(179,915)	—	(15,759)	(195,674)
Contracts to Sell Protection[c]
Single Name
Anadarko Petroleum Corp.	1.00%	BZWS	10,000,000		9/20/19	182,645	—	(244,823)	(62,178)	BBB
Bank of America Corp.	1.00%	FBCO	20,000,000		9/20/17	(113,650)	346,340	—	232,690	A-
Beazer Homes USA Inc.	5.00%	CITI	4,150,000		9/20/19	65,716	—	(96,812)	(31,096)	CCC
Beazer Homes USA Inc.	5.00%	CITI	6,200,000		12/20/19	146,266	—	(256,941)	(110,675)	CCC
Berkshire Hathaway Inc.	1.00%	CITI	8,700,000		3/20/22	96,103	33,203	—	129,306	AA
Government of China	1.00%	GSCO	10,600,000		9/20/20	24,396	—	(29,912)	(5,516)	AA-
Government of Mexico	1.00%	CITI	8,400,000		6/20/20	(93,230)	—	(55,640)	(148,870)	BBB+
Government of Poland	1.00%	GSCO	5,300,000		12/20/19	76,374	9,720	—	86,094	A-
Government of Portugal	1.00%	DBAB	8,500,000		9/20/19	(357,303)	181,806	—	(175,497)	NR
Electricite de France SA	1.00%	BZWS	10,500,000	EUR	9/20/20	265,057	—	(156,592)	108,465	A+
Engie	1.00%	BZWS	10,500,000	EUR	9/20/20	327,350	—	(89,379)	237,971	A
Freeport-McMoRan Inc.	1.00%	DBAB	6,500,000		3/20/23	(346,585)	—	(1,437,993)	(1,784,578)	BBB-
iHeartCommunications Inc.	5.00%	BZWS	5,000,000		6/20/18	(934,750)	—	(1,778,870)	(2,713,620)	CCC-
Orange SA	1.00%	CITI	10,500,000	EUR	9/20/20	214,525	23,304	—	237,829	BBB+
Prudential Financial Inc.	1.00%	BOFA	8,800,000		12/20/21	(159,792)	170,928	—	11,136	A
PSEG Power LLC	1.00%	JPHQ	17,400,000		3/20/20	(212,358)	217,129	—	4,771	BBB+
Tate & Lyle International Finance
PLC	1.00%	CITI	7,200,000	EUR	9/20/19	127,872	25,132	—	153,004	BBB
Tenet Healthcare Corp.	5.00%	BZWS	9,400,000		12/20/18	395,706	154,492	—	550,198	CCC+
Traded Index
MCDX.NA.25	1.00%	GSCO	15,400,000		12/20/20	(35,047)	70,575	—	35,528	Investment
										Grade
MCDX.NA.25	1.00%	GSCO	19,100,000		12/20/25	(619,597)	20,135	—	(599,462) Investment
										Grade
Total OTC Swap Contracts						(8,353,922)	3,673,296	(8,745,177)	(13,425,803)
Total Credit Default Swap Contracts						$(6,711,765)	$4,462,643	$(9,038,226)	$(11,287,348)
Net unrealized appreciation (depreciation)								$(4,575,583)

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FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Total Return Fund (continued)

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.
bBased on Standard and Poor's (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.
cThe Fund enters contracts to sell protection to create a long credit position. Performance triggers include default, bankruptcy or restructuring for single name swaps, and failure to pay or bankruptcy of the underlying securities for traded index swaps.

At October 31, 2015, the Fund had the following cross-currency swap contracts outstanding. See Note 1(d).

Cross-Currency Swap Contracts
		Notional Expiration			Unrealized	Unrealized
Description	Counterparty	Amount		Date	Appreciation	Depreciation
OTC Swap Contracts
Receive Fixed Semi-Annual 4.50%	CITI	15,456,481	USD	1/01/16	$2,191,871	$—
Pay Fixed Annual 4.00%		90,000,000	DKK
Receive Fixed Semi-Annual 2.47%	DBAB	15,638,575	USD	1/04/16	2,366,515	—
Pay Fixed Annual 2.00%		90,000,000	DKK
Receive Float Quarterly 3-month BBA USD
LIBOR + 3.29%	JPHQ	12,760,417	USD	10/13/17	372,073	—
Pay Fixed Annual 2.125%		12,250,000	CHF
Total Cross-Currency Swap Contracts					$4,930,459	$—
Net unrealized appreciation (depreciation)					$4,930,459

See Notes 6 and 10 regarding investment transactions and other derivative information, respectively.

See Abbreviations on page 150.

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FRANKLIN INVESTORS SECURITIES TRUST

Financial Statements

Statements of Assets and Liabilities
October 31, 2015

	Franklin	Franklin	Franklin
	Adjustable	Floating Rate	Low Duration	Franklin
	U.S. Government	Daily Access	Total Return	Total Return
	Securities Fund	Fund	Fund	Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,626,828,090	$3,577,642,224	$2,283,895,042	$4,885,185,682
Cost - Controlled affiliates (Note 3f)	—	—	—	49,445,350
Cost - Non-controlled affiliates (Note 3f)	35,774,086	152,604,455	253,268,073	591,212,333
Total cost of investments	$1,662,602,176	$3,730,246,679	$2,537,163,115	$5,525,843,365
Value - Unaffiliated issuers	$1,646,864,542	$3,402,114,296	$2,252,594,535	$4,788,865,142
Value - Controlled affiliates (Note 3f)	—	—	—	49,238,600
Value - Non-controlled affiliates (Note 3f)	35,774,086	152,604,455	253,268,073	591,212,333
Total value of investments	1,682,638,628	3,554,718,751	2,505,862,608	5,429,316,075
Cash	999	4,614,194	824,251	2,424,165
Restricted cash (Note 1e)	—	—	1,700,000	8,380,000
Foreign currency, at value (cost $—, $—, $5,045,462 and
$26,270,031)	—	—	5,078,040	26,423,103
Receivables:
Investment securities sold	13,803,520	98,716,178	6,061,221	15,096,850
Capital shares sold	1,116,370	8,404,615	4,264,531	11,325,184
Interest	3,938,749	14,524,559	12,951,412	37,314,554
Affiliates	—	—	16,449	—
Due from brokers	—	280,225	11,425,499	21,401,954
Variation margin	—	—	33,220	630,754
OTC swap contracts (Upfront payments $—, $—,
$2,893,823 and $12,069,788)	—	—	2,510,406	8,171,251
Unrealized appreciation on OTC forward exchange
contracts	—	—	6,980,186	18,262,198
Unrealized appreciation on OTC swap contracts	—	—	3,199,094	8,603,755
Unrealized appreciation on unfunded loan commitments
(Note 9)	—	46,881	—	—
Other assets	397	781	404	17
Total assets	1,701,498,663	3,681,306,184	2,560,907,321	5,587,349,860
Liabilities:
Payables:
Investment securities purchased	—	73,505,726	8,370,956	889,547,950
Capital shares redeemed	5,008,080	13,620,765	5,650,112	8,736,187
Management fees	726,002	1,504,597	851,164	1,610,533
Distribution fees	386,159	684,549	468,541	1,019,448
Transfer agent fees	452,878	696,390	—	1,561,203
Variation margin	—	8,186	96,921	—
Distributions to shareholders	132,084	3,924,392	371,226	655,244
OTC swap contracts (Upfront receipts $—, $—, $17,115,712
and $31,783,352)	—	—	10,477,762	16,525,173
Options written, at value (premiums received $—, $—,
$343,025 and $734,446)	—	—	34,752	75,300
Due to brokers	—	—	1,782,148	8,900,000
Unrealized depreciation on OTC forward exchange
contracts	—	—	2,906,840	11,271,122
Unrealized depreciation on OTC swap contracts	—	—	2,990,844	8,745,177

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FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
October 31, 2015

	Franklin	Franklin	Franklin
	Adjustable	Floating Rate	Low Duration	Franklin
	U.S. Government	Daily Access	Total Return	Total Return
	Securities Fund	Fund	Fund	Fund
Liabilities: (continued)
Unrealized depreciation on unfunded loan commitments
(Note 9)	$—	$—	$57,984	$126,660
Accrued expenses and other liabilities	93,475	1,169,025	353,875	740,452
Total liabilities	6,798,678	95,113,630	34,413,125	949,514,449
Net assets, at value	$1,694,699,985	$3,586,192,554	$2,526,494,196	$4,637,835,411

Net assets consist of:
Paid-in capital	$1,819,657,340	$4,040,804,399	$2,593,962,191	$4,705,166,835
Undistributed net investment income (distributions in excess
of net investment income)	(430,553)	2,331,451	7,129,079	49,185,692
Net unrealized appreciation (depreciation)	20,036,452	(175,485,712)	(26,388,255)	(88,882,047)
Accumulated net realized gain (loss)	(144,563,254)	(281,457,584)	(48,208,819)	(27,635,069)
Net assets, at value	$1,694,699,985	$3,586,192,554	$2,526,494,196	$4,637,835,411
Class A:
Net assets, at value	$848,917,990	$1,553,099,894	$1,656,001,005	$3,527,478,942
Shares outstanding	99,341,662	180,391,550	167,029,274	357,370,090
Net asset value per share[a]	$8.55	$8.61	$9.91	$9.87
Maximum offering price per share (net asset value
per share ÷ 97.75%, 97.75%, 97.75% and 95.75%,
respectively)	$8.75	$8.81	$10.14	$10.31
Class A1:
Net assets, at value	$198,669,518
Shares outstanding	23,255,805
Net asset value per share[a]	$8.54
Maximum offering price per share (net asset value per
share ÷ 97.75%)	$8.74
Class C:
Net assets, at value	$336,254,172	$627,804,855	$211,354,092	$444,252,960
Shares outstanding	39,377,487	72,903,506	21,355,463	45,159,217
Net asset value and maximum offering price per share[a]	$8.54	$8.61	$9.90	$9.84
Class R:
Net assets, at value				$70,506,496
Shares outstanding				7,155,326
Net asset value and maximum offering price per share				$9.85
Class R6:
Net assets, at value	$2,175,630	$7,004	$508,675,353	$68,847,883
Shares outstanding	254,350	814	51,119,957	6,949,642
Net asset value and maximum offering price per share	$8.55	$8.60	$9.95	$9.91
Advisor Class:
Net assets, at value	$308,682,675	$1,405,280,801	$150,463,746	$526,749,130
Shares outstanding	36,089,084	163,152,536	15,122,695	53,173,286
Net asset value and maximum offering price per share	$8.55	$8.61	$9.95	$9.91

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL STATEMENTS

Statements of Operations
for the year ended October 31, 2015

	Franklin	Franklin	Franklin
	Adjustable	Floating Rate	Low Duration	Franklin
	U.S. Government	Daily Access	Total Return	Total Return
	Securities Fund	Fund	Fund	Fund
Investment income:
Dividends:
Unaffiliated issuers	$—	$1,220,856	$674,417	$3,332,601
Controlled affiliates (Note 3f)	—	—	—	199,947
Interest	39,670,684	212,485,711	52,292,904	146,773,952
Paydown gain (loss)	(14,146,154)	—	(1,645,335)	984,363
Total investment income	25,524,530	213,706,567	51,321,986	151,290,863
Expenses:
Management fees (Note 3a)	9,827,091	19,617,380	12,395,182	24,011,245
Distribution fees: (Note 3c)
Class A	2,502,726	4,204,180	4,074,939	8,571,248
Class A1	211,323	—	—	—
Class C	2,442,803	4,362,201	1,184,250	2,941,275
Class R	—	—	—	338,550
Transfer agent fees: (Note 3e)
Class A	1,319,991	1,539,839	2,807,538	5,383,647
Class A1	294,484	—	—	—
Class C	495,026	614,311	314,772	710,382
Class R	—	—	—	106,323
Class R6	219	178	421	641
Advisor Class	473,335	1,477,838	279,887	1,797,330
Custodian fees (Note 4)	13,675	36,374	75,105	238,526
Reports to shareholders	143,963	234,933	211,807	642,782
Registration and filing fees	139,335	191,068	214,971	311,690
Professional fees	73,853	94,391	109,819	145,887
Trustees’ fees and expenses	22,926	48,301	32,319	56,588
Other	238,817	86,249	209,903	222,692
Total expenses	18,199,567	32,507,243	21,910,913	45,478,806
Expense reductions (Note 4)	(86)	(2,032)	(2,756)	(7,674)
Expenses waived/paid by affiliates (Note 3f and 3g)	(61,661)	(468,774)	(3,677,975)	(2,197,116)
Net expenses	18,137,820	32,036,437	18,230,182	43,274,016
Net investment income	7,386,710	181,670,130	33,091,804	108,016,847
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	3,977,176	(57,403,795)	(17,180,401)	7,272,788
Written options	—	—	(177,138)	(752,811)
Foreign currency transactions	—	—	32,185,210	111,700,030
Futures contracts	—	—	(3,729,159)	(11,575,508)
Swap contracts	—	386,383	(1,011,834)	(1,562,738)
Net realized gain (loss)	3,977,176	(57,017,412)	10,086,678	105,081,761
Net change in unrealized appreciation (depreciation) on:
Investments	(16,455,279)	(139,257,597)	(33,398,880)	(183,609,262)
Translation of other assets and liabilities denominated in
foreign currencies	—	—	(10,380,706)	(39,528,706)
Written options	—	—	311,981	676,031
Futures contracts	—	—	216,029	3,478,558
Swap contracts	—	(415,375)	1,465,932	3,588,959
Net change in unrealized appreciation
(depreciation)	(16,455,279)	(139,672,972)	(41,785,644)	(215,394,420)
Net realized and unrealized gain (loss)	(12,478,103)	(196,690,384)	(31,698,966)	(110,312,659)
Net increase (decrease) in net assets resulting from operations	$(5,091,393)	$(15,020,254)	$1,392,838	$(2,295,812)

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FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Adjustable U.S.		Franklin Floating Rate
	Government Securities Fund		Daily Access Fund
	Year Ended October 31,		Year Ended October 31,
	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$7,386,710	$9,067,013	$181,670,130	$198,907,227
Net realized gain (loss)	3,977,176	3,915,694	(57,017,412)	(8,313,287)
Net change in unrealized appreciation (depreciation)	(16,455,279)	(2,629,298)	(139,672,972)	(81,149,255)
Net increase (decrease) in net assets resulting from
operations	(5,091,393)	10,353,409	(15,020,254)	109,444,685
Distributions to shareholders from:
Net investment income:
Class A	(11,496,470)	(11,928,926)	(75,905,826)	(74,547,275)
Class A1	(2,962,707)	(1,177,522)	—	—
Class C	(2,804,429)	(3,781,138)	(27,606,089)	(25,713,482)
Class R6	(71,457)	(16,641)	(4,174)	(41,968)
Advisor Class	(5,038,156)	(5,442,375)	(76,936,149)	(98,835,459)
Total distributions to shareholders	(22,373,219)	(22,346,602)	(180,452,238)	(199,138,184)
Capital share transactions: (Note 2)
Class A	(195,883,210)	(40,535,806)	(239,383,605)	(82,128,941)
Class A1	(51,188,248)	253,376,829	—	—
Class C	(86,549,659)	(172,020,740)	(81,761,761)	(9,898,411)
Class R6	(4,959,369)	6,866,077	(451,181)	(858,754)
Advisor Class	(103,191,545)	7,939,064	(534,150,566)	(313,238,514)
Total capital share transactions	(441,772,031)	55,625,424	(855,747,113)	(406,124,620)
Net increase (decrease) in net assets	(469,236,643)	43,632,231	(1,051,219,605)	(495,818,119)
Net assets:
Beginning of year	2,163,936,628	2,120,304,397	4,637,412,159	5,133,230,278
End of year	$1,694,699,985	$2,163,936,628	$3,586,192,554	$4,637,412,159
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of year	$(430,553)	$(2,438,195)	$2,331,451	$1,192,488

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		FRANKLIN INVESTORS SECURITIES TRUST
			FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Low Duration		Franklin
	Total Return Fund		Total Return Fund
	Year Ended October 31,		Year Ended October 31,
	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$33,091,804	$27,496,896	$108,016,847	$118,502,329
Net realized gain (loss)	10,086,678	(1,379,529)	105,081,761	88,651,417
Net change in unrealized appreciation (depreciation)	(41,785,644)	2,295,605	(215,394,420)	11,313,890
Net increase (decrease) in net assets resulting from
operations	1,392,838	28,412,972	(2,295,812)	218,467,636
Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class A	(31,970,213)	(24,898,289)	(102,580,350)	(102,897,067)
Class C	(3,021,768)	(1,997,803)	(12,390,512)	(12,913,703)
Class R	—	—	(1,874,785)	(1,884,664)
Class R6	(11,544,553)	(8,217,276)	(1,493,816)	(1,155,656)
Advisor Class	(3,636,737)	(3,503,516)	(38,204,478)	(42,392,733)
Total distributions to shareholders	(50,173,271)	(38,616,884)	(156,543,941)	(161,243,823)
Capital share transactions: (Note 2)
Class A	98,528,651	299,933,209	417,940,997	155,465,903
Class C	49,157,590	52,495,559	25,914,042	(27,632,362)
Class R	—	—	13,325,622	(6,823,750)
Class R6	99,586,210	419,577,578	44,485,978	(301,532,836)
Advisor Class	(45,036,986)	43,352,531	(717,785,422)	117,287,658
Total capital share transactions	202,235,465	815,358,877	(216,118,783)	(63,235,387)
Net increase (decrease) in net assets	153,455,032	805,154,965	(374,958,536)	(6,011,574)
Net assets:
Beginning of year	2,373,039,164	1,567,884,199	5,012,793,947	5,018,805,521
End of year	$2,526,494,196	$2,373,039,164	$4,637,835,411	$5,012,793,947
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of year	$7,129,079	$(7,245,931)	$49,185,692	$14,253,570

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The accompanying notes are an integral part of these financial statements. | Annual Report

FRANKLIN INVESTORS SECURITIES TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eight separate funds, four of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Class A, Class A1, Class C, Class R6 & Advisor Class
Franklin Adjustable U.S. Government Securities Fund

Class A, Class C, Class R6 & Advisor Class
Franklin Floating Rate Daily Access Fund
Franklin Low Duration Total Return Fund

Class A, Class C, Class R, Class R6 & Advisor Class
Franklin Total Return Fund

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities and foreign exchange traded derivatives are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivatives trade in the OTC market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The

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VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities

FRANKLIN INVESTORS SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued, Delayed Delivery, and TBA Basis

Certain or all Funds purchase securities on a when-issued, delayed delivery, and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities and collateral has been pledged and/or received for open TBA trades.

d. Derivative Financial Instruments

Certain or all Funds invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. Certain or all Funds attempt to reduce their exposure to coun-terparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Funds include failure of the Funds to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement

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1. Organization and Significant Accounting

Policies (continued)

d. Derivative Financial Instruments (continued)

gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Funds of any net liability owed to that counter-party under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Funds’ investment objectives.

Certain or all Funds entered into exchange traded financial futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities.

Certain or all Funds entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

Certain or all Funds entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index or basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statements of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statements of Operations.

Certain or all Funds entered into OTC cross currency swap contracts primarily to manage and/or gain exposure to interest rate risk and certain foreign currencies. A cross currency swap is an agreement between the Fund and a counterparty to exchange cash flows (determined using either a fixed or floating rate) based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the opening of the contract. Cross currency swaps may require the exchange of notional amounts at the opening and/or closing of the contract. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which

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FRANKLIN INVESTORS SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

time they are realized. Upfront payments and receipts are reflected in the Statements of Assets and Liabilities and represent compensating factors between stated terms of the cross currency swap contract and prevailing market conditions (interest rate spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statements of Operations.

Certain or all Funds entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

Certain or all Funds purchased or wrote exchange traded and/ or OTC option contracts primarily to manage and/or gain exposure to interest rate, foreign exchange rate, and credit risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Certain option contracts are marked-to-market daily and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between any premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 10 regarding investment transactions and other derivative information, respectively.

e. Restricted Cash

At October 31, 2015, certain or all Funds held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statements of Assets and Liabilities.

f. Loan Participation Notes

Certain or all Funds invest in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Funds. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Funds have the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Funds generally have no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Funds assume the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

g. Investments in FT Holdings Corporation I (FT Subsidiary)

Franklin Total Return Fund invests in certain financial instruments through its investment in the FT Subsidiary. The FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At October 31, 2015, the FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of the FT Subsidiary are reflected in the Fund’s Statement of Investments and Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and the FT Subsidiary. All inter-company transactions and balances have been eliminated.

h. Mortgage Dollar Rolls

Certain or all Funds enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the

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FRANKLIN INVESTORS SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

h. Mortgage Dollar Rolls (continued)

period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

i. Senior Floating Rate Interests

Certain or all Funds invest in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Funds invest are generally readily marketable, but may be subject to certain restrictions on resale.

j. Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of October 31, 2015, and for all open tax years, each Fund has determined that no liability for unrecognized tax benefits is required in each Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately in the Statements of Operations. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Net investment income, not including class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statements of Operations.

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FRANKLIN INVESTORS SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

l. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At October 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Adjustable
	U.S. Government		Franklin Floating Rate
	Securities Fund		Daily Access Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended October 31, 2015
Shares sold	29,600,803	$255,228,822	35,259,302	$314,270,932
Shares issued in reinvestment of distributions	1,093,408	9,421,052	7,762,505	69,039,598
Shares redeemed	(53,496,340)	(460,533,084)	(69,916,661)	(622,694,135)
Net increase (decrease)	(22,802,129)	$(195,883,210)	(26,894,854)	$(239,383,605)
Year ended October 31, 2014
Shares sold	56,726,333	$493,156,230	62,743,683	$576,216,697
Shares issued in reinvestment of distributions	1,211,754	10,533,553	7,278,949	66,675,264
Shares redeemed	(62,585,334)	(544,225,589)	(79,152,310)	(725,020,902)
Net increase (decrease)	(4,647,247)	$(40,535,806)	(9,129,678)	$(82,128,941)
Class A1 Shares:
Year ended October 31, 2015
Shares sold	1,222,138	10,538,383
Shares issued in reinvestment of distributions	322,924	2,781,758
Shares redeemed	(7,479,327)	(64,508,389)
Net increase (decrease)	(5,934,265)	$(51,188,248)
Year ended October 31, 2014[a]
Shares sold	479,762	4,165,394
Shares issued in reinvestment of distributions	127,369	1,104,946
Shares issued on reorganization (Note 11)	32,861,221	285,235,398
Shares redeemed	(4,278,282)	(37,128,909)
Net increase (decrease)	29,190,070	$253,376,829

[a]For the period June 18, 2014 (effective date) to October 31, 2014.

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NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest (continued)
	Franklin Adjustable
	U.S. Government		Franklin Floating Rate
	Securities Fund		Daily Access Fund
	Shares	Amount	Shares	Amount

Class C Shares:
Year ended October 31, 2015
Shares sold	5,349,068	$46,082,804	14,110,236	$125,708,580
Shares issued in reinvestment of distributions	298,946	2,574,236	2,777,065	24,699,170
Shares redeemed	(15,680,366)	(135,206,699)	(26,067,686)	(232,169,511)
Net increase (decrease)	(10,032,352)	$(86,549,659)	(9,180,385)	$(81,761,761)
Year ended October 31, 2014
Shares sold	5,880,151	$51,098,838	23,556,769	$216,418,991
Shares issued in reinvestment of distributions	399,478	3,470,678	2,500,639	22,916,196
Shares redeemed	(26,069,904)	(226,590,256)	(27,193,901)	(249,233,598)
Net increase (decrease)	(19,790,275)	$(172,020,740)	(1,136,493)	$(9,898,411)
Class R6 Shares:
Year ended October 31, 2015
Shares sold	398,482	$3,455,605	702	$6,249
Shares issued in reinvestment of distributions	8,176	70,673	444	3,983
Shares redeemed	(980,650)	(8,485,647)	(51,765)	(461,413)
Net increase (decrease)	(573,992)	$(4,959,369)	(50,619)	$(451,181)
Year ended October 31, 2014
Shares sold	944,164	$8,206,447	32,816	$300,925
Shares issued in reinvestment of distributions	1,906	16,566	4,573	41,968
Shares issued on reorganization (Note 11)	73	634
Shares redeemed	(156,214)	(1,357,570)	(131,382)	(1,201,647)
Net increase (decrease)	789,929	$6,866,077	(93,993)	$(858,754)
Advisor Class Shares:
Year ended October 31, 2015
Shares sold	16,262,514	$140,248,227	50,519,163	$450,379,688
Shares issued in reinvestment of distributions	492,842	4,251,127	3,269,592	29,068,251
Shares redeemed	(28,703,734)	(247,690,899)	(113,811,749)	(1,013,598,505)
Net increase (decrease)	(11,948,378)	$(103,191,545)	(60,022,994)	$(534,150,566)
Year ended October 31, 2014
Shares sold	19,026,464	$165,565,812	116,221,189	$1,068,319,332
Shares issued in reinvestment of distributions	500,990	4,358,956	3,385,525	31,034,838
Shares issued on reorganization (Note 11)	5,945,834	51,669,297
Shares redeemed	(24,545,150)	(213,655,001)	(154,435,901)	(1,412,592,684)
Net increase (decrease)	928,138	$7,939,064	(34,829,187)	$(313,238,514)

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	Franklin Low Duration
	Total Return Fund		Franklin Total Return Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended October 31, 2015
Shares sold	62,045,618	$620,756,628	106,013,942	$1,065,164,455
Shares issued in reinvestment of distributions	2,798,272	27,971,757	9,933,392	99,512,096
Shares redeemed	(55,015,732)	(550,199,734)	(74,337,731)	(746,735,554)
Net increase (decrease)	9,828,158	$98,528,651	41,609,603	$417,940,997
Year ended October 31, 2014
Shares sold	77,018,825	$780,315,075	92,296,531	$928,904,095
Shares issued in reinvestment of distributions	2,326,807	23,575,249	9,547,433	95,480,955
Shares redeemed	(49,716,506)	(503,957,115)	(86,470,305)	(868,919,147)
Net increase (decrease)	29,629,126	$299,933,209	15,373,659	$155,465,903
Class C Shares:
Year ended October 31, 2015
Shares sold	11,804,941	$117,806,725	13,450,866	$134,822,571
Shares issued in reinvestment of distributions	267,721	2,673,011	1,125,209	11,241,167
Shares redeemed	(7,138,718)	(71,322,146)	(12,032,841)	(120,149,696)
Net increase (decrease)	4,933,944	$49,157,590	2,543,234	$25,914,042
Year ended October 31, 2014
Shares sold	10,574,750	$107,125,166	9,336,837	$93,844,642
Shares issued in reinvestment of distributions	176,213	1,784,721	1,173,668	11,698,857
Shares redeemed	(5,569,257)	(56,414,328)	(13,316,301)	(133,175,861)
Net increase (decrease)	5,181,706	$52,495,559	(2,805,796)	$(27,632,362)
Class R Shares:
Year ended October 31, 2015
Shares sold			2,816,817	$28,284,445
Shares issued in reinvestment of distributions			178,317	1,783,880
Shares redeemed			(1,673,042)	(16,742,703)
Net increase (decrease)			1,322,092	$13,325,622
Year ended October 31, 2014
Shares sold			1,646,059	$16,541,833
Shares issued in reinvestment of distributions			178,820	1,784,140
Shares redeemed			(2,522,745)	(25,149,723)
Net increase (decrease)			(697,866)	$(6,823,750)
Class R6 Shares:
Year ended October 31, 2015
Shares sold	14,096,020	$142,249,562	5,543,739	$56,013,679
Shares issued in reinvestment of distributions	1,147,359	11,505,176	4,715	47,383
Shares redeemed	(5,397,823)	(54,168,528)	(1,159,308)	(11,575,084)
Net increase (decrease)	9,845,556	$99,586,210	4,389,146	$44,485,978
Year ended October 31, 2014
Shares sold	43,247,917	$440,572,603	2,714,332	$27,312,171
Shares issued in reinvestment of distributions	808,495	8,209,754	97,701	978,007
Shares redeemed	(2,874,545)	(29,204,779)	(32,991,314)	(329,823,014)
Net increase (decrease)	41,181,867	$419,577,578	(30,179,281)	$(301,532,836)

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2. Shares of Beneficial Interest (continued)
	Franklin Low Duration
	Total Return Fund		Franklin Total Return Fund
	Shares	Amount	Shares	Amount

Advisor Class Shares:
Year ended October 31, 2015
Shares sold	7,865,807	$78,985,437	26,269,640	$265,286,213
Shares issued in reinvestment of distributions	252,897	2,536,877	3,401,485	34,224,878
Shares redeemed	(12,585,151)	(126,559,300)	(102,089,675)	(1,017,296,513)
Net increase (decrease)	(4,466,447)	$(45,036,986)	(72,418,550)	$(717,785,422)
Year ended October 31, 2014
Shares sold	14,828,530	$150,675,321	32,191,963	$324,690,560
Shares issued in reinvestment of distributions	234,320	2,380,850	3,762,761	37,724,042
Shares redeemed	(10,796,013)	(109,703,640)	(24,377,626)	(245,126,944)
Net increase (decrease)	4,266,837	$43,352,531	11,577,098	$117,287,658

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Franklin Adjustable U.S. Government Securities Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.500%	Up to and including $5 billion
0.440%	Over $5 billion, up to and including $10 billion
0.410%	Over $10 billion, up to and including $15 billion
0.380%	In excess of $15 billion

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NOTES TO FINANCIAL STATEMENTS

Franklin Floating Rate Daily Access Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.650%	Up to and including $500 million
0.550%	Over $500 million, up to and including $1 billion
0.500%	Over $1 billion, up to and including $1.5 billion
0.450%	Over $1.5 billion, up to and including $6.5 billion
0.425%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

Franklin Low Duration Total Return Fund and Franklin Total Return Fund pay an investment management fee to Advisers based on the average daily net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $500 million
0.525%	Over $500 million, up to and including $1 billion
0.480%	Over $1 billion, up to and including $1.5 billion
0.435%	Over $1.5 billion, up to and including $6.5 billion
0.415%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

Under a subadvisory agreement, FT Institutional, an affiliate of Advisers, provides subadvisory services to Franklin Total Return Fund. The subadvisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A and A1 reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Funds’ shares up to the maximum annual plan rate for each class. Under the Class A and A1 reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

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3. Transactions with Affiliates (continued)

c. Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin	Franklin	Franklin
	Adjustable	Floating	Low Duration	Franklin
	U.S. Government	Rate Daily	Total Return	Total Return
	Securities Fund	Access Fund	Fund	Fund
Reimbursement Plans:
Class A	0.25%	0.25%	0.25%	0.25%
Class A1	0.10%	—	—	—
Compensation Plans:
Class C	0.65%	0.65%	0.65%	0.65%
Class R	—	—	—	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin	Franklin	Franklin
	Adjustable	Floating	Low Duration	Franklin
	U.S. Government	Rate Daily	Total Return	Total Return
	Securities Fund	Access Fund	Fund	Fund

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$127,920	$163,142	$575,440	$2,691,928
CDSC retained	$53,640	$115,769	$96,641	$70,749

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended October 31, 2015, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin	Franklin	Franklin
	Adjustable	Floating	Low Duration	Franklin
	U.S. Government	Rate Daily	Total Return	Total Return
	Securities Fund	Access Fund	Fund	Fund

Transfer agent fees	$1,239,758	$1,238,678	$1,238,544	$2,696,255

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NOTES TO FINANCIAL STATEMENTS

f. Investments in Affiliated Management Investment Companies

Certain or all Funds invest in affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to November 1, 2013, the waiver was accounted for as a reduction to management fees.

								% of Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares				Outstanding
	at Beginning	Gross	Gross	Held at End	Value at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)	of Year
Franklin Adjustable U.S.
Government Securities Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio	104,425,477	529,763,962	(598,415,353)	35,774,086	$35,774,086	$—	$—	0.16%
Franklin Floating Rate Daily
Access Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio	190,030,253	1,230,936,621	(1,268,362,419)	152,604,455	$152,604,455	$—	$—	0.68%
Franklin Low Duration Total
Return Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio	126,569,007	1,191,537,751	(1,064,838,685)	253,268,073	$253,268,073	$—	$—	1.14%
Franklin Total Return Fund
Controlled Affiliates
Franklin Short Duration U.S.
Government ETF	—	500,000	—	500,000	$49,238,600	$199,947	$—	25.96%
Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio	925,721,636	2,048,538,135	(2,383,047,438)	591,212,333	591,212,333	—	—	2.65%
Total					$640,450,933	$199,947	$—

g. Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Franklin Low Duration Total Return Fund and Franklin Total Return Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Funds do not exceed 0.55% and 0.63%, respectively, and Class R6 does not exceed 0.42% and 0.45%, respectively, based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 29, 2016.

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until February 29, 2016.

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3. Transactions with Affiliates (continued)

g. Waiver and Expense Reimbursements (continued)

Additionally, Advisers had voluntarily agreed to waive or limit a portion of its investment management fees for Franklin Floating Rate Daily Access Fund and Franklin Total Return Fund based on the average daily net assets of each of the Funds as follows:

Annualized Waiver Rate	Net Assets
0.015%	Over $2.5 billion, up to and including $5 billion
0.025%	In excess of $5 billion

As of November 1, 2015, this voluntary waiver was discontinued.

h. Other Affiliated Transactions

At October 31, 2015, one or more of the funds in Franklin Fund Allocator Series owned 19.57% of Franklin Low Duration Total Return Fund’s outstanding shares.

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended October 31, 2015, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At October 31, 2015, capital loss carryforwards were as follows:

	Franklin		Franklin	Franklin
	Adjustable		Floating	Low Duration	Franklin
	U.S. Government		Rate Daily	Total Return	Total Return
	Securities Fund		Access Fund	Fund	Fund
Capital loss carryforwards subject to expiration:
2016	$1,492,445		$91,562,953	$—	$1,260,827
2017	4,398,245		113,325,538	—	—
2018	39,689,305		—	—	—
2019	21,934,756		10,282,409	5,327,487	—
Capital loss carryforwards not subject to expiration:
Short term	17,721,200		17,126,939	15,995,796	21,399,782
Long term	59,327,304		48,861,223	26,955,357	4,114,910
Total capital loss carryforwards	$144,563,255	[a]	$281,159,062	$48,278,640	$26,775,519

aIncludes $20,490,819 from the merged Franklin Limited Maturity U.S. Government Securities Fund, which may be carried over to offset future capital gains, subject to certain limitations.

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NOTES TO FINANCIAL STATEMENTS

During the year ended October 31, 2015, Franklin Total Return Fund utilized $23,326,824 of capital loss carryforwards.

On October 31, 2015, Franklin Adjustable U.S. Government Securities Fund and Franklin Floating Rate Daily Access Fund had expired capital loss carryforwards of $3,215,296 and $15,799,002, respectively, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended October 31, 2015 and 2014, was as follows:

	Franklin		Franklin
	Adjustable U.S. Government		Floating Rate
	Securities Fund		Daily Access Fund
	2015	2014	2015	2014
Distributions paid from ordinary income	$22,373,219	$22,346,602	$180,452,238	$199,138,184

		Franklin	Franklin
	Low Duration Total Return Fund		Total Return Fund
	2015	2014	2015	2014
Distributions paid from ordinary income	$50,173,271	$38,616,884	$156,543,941	$161,243,823

At October 31, 2015, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

	Franklin	Franklin	Franklin
	Adjustable	Floating	Low Duration	Franklin
	U.S. Government	Rate Daily	Total Return	Total Return
	Securities Fund	Access Fund	Fund	Fund
Cost of investments	$1,663,186,926	$3,729,712,862	$2,544,479,416	$5,545,589,811

Unrealized appreciation	$22,455,876	$9,339,176	$11,335,658	$84,320,854
Unrealized depreciation	(3,004,174)	(184,333,287)	(49,952,466)	(200,594,590)
Net unrealized appreciation (depreciation)	$19,451,702	$(174,994,111)	$(38,616,808)	$(116,273,736)

Distributable earnings - undistributed ordinary income	$286,285	$5,847,480	$19,302,196	$75,552,041

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, paydown losses, bond discounts and premiums, defaulted bond interest and amortization.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended October 31, 2015, were as follows:

	Franklin	Franklin	Franklin
	Adjustable	Floating	Low Duration	Franklin
	U.S. Government	Rate Daily	Total Return	Total Return
	Securities Fund	Access Fund	Fund	Fund

Purchases	$188,214,131	$1,770,545,069	$1,024,519,729	$13,944,879,982
Sales	$567,479,386	$2,524,303,328	$866,409,179	$13,574,954,951

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6. Investment Transactions (continued)

Transactions in options and swaptions written during the year ended October 31, 2015, were as follows:

	Options			Swaptions
	Notional		Notional	Notional
	Amount* Premiums		Amount*	Amount*		Premiums
Franklin Low Duration Total Return Fund
Options outstanding at October 31, 2014	$5,300,000	$20,765	$—	—		$—
Options written	2,500,000	15,425	316,600,000	16,000,000	EUR	1,614,026
Options expired			(43,500,000)	(8,000,000	) EUR	(393,709)
Options exercised			—	—		—
Options closed	(5,300,000)	(20,765)	(217,700,000)	(8,000,000	) EUR	(892,717)
Options outstanding at October 31, 2015	$2,500,000	$15,425	$55,400,000	—		$327,600

Franklin Total Return Fund
Options outstanding at October 31, 2014	$23,900,000	$93,655	$—	—		$—
Options written	3,800,000	23,446	692,000,000	35,000,000	EUR	3,537,426
Options expired	—	—	(96,000,000)	(17,500,000	) EUR	(871,776)
Options exercised	—	—	—	—		—
Options closed	(23,900,000)	(93,655)	(476,000,000)	(17,500,000	) EUR	(1,954,650)
Options outstanding at October 31, 2015	$3,800,000	$23,446	$120,000,000	—		$711,000

*The notional amount is stated in U.S. dollars unless otherwise indicated.

See Notes 1(d) and 10 regarding derivative financial instruments and other derivative information, respectively.

7. Credit Risk and Defaulted Securities

At October 31, 2015, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund and Franklin Total Return Fund had 89.43%, 21.23% and 15.89%, respectively, of their portfolio invested in high yield securities, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

Certain or all Funds held defaulted securities and/or other securities for which the income has been deemed uncollectible. At October 31, 2015, the aggregate value of these securities for Franklin Floating Rate Daily Access Fund was $5,969,329, representing 0.17% of the Fund’s net assets. The Funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified in the accompanying Statements of Investments.

8. Restricted Securities

Certain or all Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

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NOTES TO FINANCIAL STATEMENTS

At October 31, 2015, the Franklin Floating Rate Daily Access Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Acquisition
Shares	Issuer	Date	Cost	Value

26,267	RoTech Medical Corp. (Value is 0.00% of Net Assets)	12/03/10	$ —	$ —

9. Unfunded Loan Commitments

Certain or all Funds enter into certain credit agreements, all or a portion of which may be unfunded. The Funds are obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and the Statements of Operations. Funded portions of credit agreements are presented in the Statements of Investments.

At October 31, 2015, unfunded commitments were as follows:
Unfunded
Borrower	Commitment
Franklin Floating Rate Daily Access Fund
BMC Software Finance Inc., Initial U.S. Revolving Commitment	$13,260,000
Franklin Low Duration Total Return Fund
BMC Software Finance Inc., Initial U.S. Revolving Commitment	$3,492,917
Franklin Total Return Fund
BMC Software Finance Inc., Initial U.S. Revolving Commitment	$7,629,911

10. Other Derivative Information

At October 31, 2015, the Funds’ investments in derivative contracts are reflected in the Statements of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts
Not Accounted for as	Statements of Assets and			Statements of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Franklin Floating Rate Daily
Access Fund
Credit contracts	Variation margin	$—		Variation margin	$47,565	[a]
Franklin Low Duration Total
Return Fund
Interest rate contracts	Variation margin	—		Variation margin	310,989	[a]
	Unrealized appreciation on OTC			Unrealized depreciation on OTC
	swap contracts	1,197,380		swap contracts	—
Foreign exchange contracts	Investments in securities, at value	13,285	[b]	Options written, at value	130
	Unrealized appreciation on OTC			Unrealized depreciation on OTC
	forward exchange contracts	6,980,186		forward exchange contracts	2,906,840
Credit contracts	Investments in securities, at value	80,782	[b]	Options written, at value	34,622
	Variation margin	679,012	[a]	Variation margin	—
	OTC swap contracts			OTC swap contracts
	(Upfront receipts)	2,510,406		(Upfront payments)	10,477,762
	Unrealized appreciation on			Unrealized depreciation on
	OTC swap contracts	2,001,714		OTC swap contracts	2,990,844

Totals		$13,462,765			$16,721,187

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10. Other Derivative Information (continued)
	Asset Derivatives			Liability Derivatives
Derivative Contracts
Not Accounted for as	Statements of Assets and			Statements of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Franklin Total Return Fund
Interest rate contracts	Investments in securities, at value	$544,653		Options written, at value	$—
	Variation margin	479,105	[a]	Variation margin	615,124	[a]
	Unrealized appreciation on OTC			Unrealized depreciation on OTC
	swap contracts	4,930,459		swap contracts	—
Foreign exchange contracts	Investments in securities, at value	20,193		Options written, at value	197
	Unrealized appreciation on OTC			Unrealized depreciation on OTC
	forward exchange contracts	18,262,198		forward exchange contracts	11,271,122
Credit contracts	Investments in securities, at value	175,269	[b]	Options written, at value	75,103
	Variation margin	789,347	[a]	Variation margin	293,049	[a]
	OTC swap contracts			OTC swap contracts
	(Upfront payments)	8,171,251		(Upfront receipts)	16,525,173
	Unrealized appreciation on			Unrealized depreciation on
	OTC swap contracts	3,673,296		OTC swap contracts	8,745,177
Totals		$37,045,771			$37,524,945

aThis amount reflects the cumulative appreciation (depreciation) of future contracts and/or centrally cleared swaps contracts as reported in the Statements of Investments.
Only the variation margin receivable/payable at year end is separately reported within the Statements of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.
bPurchased option contracts are included in investments in securities, at value in the Statements of Assets and Liabilities.

For the year ended October 31, 2015, the effect of derivative contracts in the Funds’ Statements of Operations was as follows:

				Net Change
				in Unrealized
Derivative Contracts		Net Realized		Appreciation
Not Accounted for as	Statements	Gain (Loss)	Statements	(Depreciation)
Hedging Instruments	of Operations Location	for the Year	of Operations Location	for the Year
	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Franklin Floating Rate Daily
Access Fund
Credit contracts	Swap contracts	$386,383	Swap contracts	$415,375
Franklin Low Duration Total
Return Fund
Interest rate contracts	Futures contracts	$(3,729,159)	Futures contracts	$216,029
	Swap contracts	88,105	Swap contracts	744,177
Foreign exchange contracts	Investments	188,421 [a]	Investments	(26,346)[a]
	Written options	(155,110)	Written options	19,003
			Translation of other assets
			and liabilities denominated
	Foreign currency transactions	33,029,391 [b]	in foreign currencies	(10,493,240)[b]
Credit contracts	Investments	(431,020)[a]	Investments	(224,615)[a]
	Written options	(22,028)	Written options	292,978
	Swap contracts	(1,099,939)	Swap contracts	721,755
Totals		$27,868,661		$(8,750,259)

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NOTES TO FINANCIAL STATEMENTS

				Net Change
				in Unrealized
Derivative Contracts		Net Realized		Appreciation
Not Accounted for as	Statements	Gain (Loss)	Statements	(Depreciation)
Hedging Instruments	of Operations Location	for the Year	of Operations Location	for the Year
	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Franklin Total Return Fund
Interest rate contracts	Investments	$(1,642,098)[a]	Investments	$2,095,410 [a]
	Futures contracts	(11,575,508)	Futures contracts	3,478,558
	Swap contracts	383,969	Swap contracts	4,121,801
Foreign exchange contracts	Investments	849,407 [a]	Investments	(31,822)[a]
	Written options	(699,090)	Written options	40,134
			Translation of other assets
			and liabilities denominated
	Foreign currency transactions	116,392,609 [b]	in foreign currencies	(39,758,753)[b]
Credit contracts	Investments	(951,391)[a]	Investments	(468,162)[a]
	Written options	(53,721)	Written options	635,897
	Swap contracts	(1,946,707)	Swap contracts	(532,842)
Totals		$100,757,470		$(30,419,779)

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the
Statements of Operations.
bForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statements of Operations.

For the year ended October 31, 2015, the average month end fair value of derivatives, as a percentage of average month end net assets, and the average month end number of open derivative contracts for the year were as follows:

	Franklin	Franklin
	Floating	Low Duration	Franklin
	Rate Daily	Total Return	Total Return
	Access Fund	Fund	Fund

Average month end fair value of derivatives	0.00%[a]	0.80%	1.27%
Average month end number of open derivative contracts	1	196	200

[a]Amount rounds to less than 0.01%.

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NOTES TO FINANCIAL STATEMENTS

10. Other Derivative Information (continued)

At October 31, 2015, the Funds’ OTC derivative assets and liabilities, are as follows:

	Gross and Net Amounts of Assets and Liabilities
	Presented in the Statements of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Franklin Low Duration Total Return Fund
Forward exchange contracts	$6,980,186	$2,906,840
Options purchased	94,067	—
Options written	—	34,752
Swap contracts	5,709,500	13,468,606
Total	$12,783,753	$16,410,198
Franklin Total Return Fund
Forward exchange contracts	$18,262,198	$11,271,122
Options purchased	195,462	—
Options written	—	75,300
Swap contracts	16,775,006	25,270,350
Total	$35,232,666	$36,616,772

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.

At October 31, 2015, the Funds’ OTC derivative assets, which may be offset against the Funds’ OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the
		Statements of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statements of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received[a,b]	Received[b]	than zero)
Franklin Low Duration Total Return Fund
Counterparty
BOFA	$—	$—	$—	$—	$—
BZWS	586,376	(586,376)	—	—	—
CITI	1,765,350	(1,765,350)	—	—	—
DBAB	7,048,666	(3,631,640)	(1,201,600)	(1,700,000)	515,426
FBCO	93,167	(93,167)	—	—	—
GSCO	1,805,875	(1,805,875)	—	—	—
HSBC	8,695	(8,695)	—	—	—
JPHQ	778,543	(778,543)	—	—	—
MSCO	47,256	(47,256)	—	—	—
RBS	649,825	—	—	—	649,825
Total	$12,783,753	$(8,716,902)	$(1,201,600)	$(1,700,000)	$1,165,251

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			NOTES TO FINANCIAL STATEMENTS

		Amounts Not Offset in the
		Statements of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statements of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received [b]	Received[b]	than zero)
Franklin Total Return Fund
Counterparty
BOFA	$170,928	$(159,792)	$—	$—	$11,136
BZWS	1,413,619	(1,413,619)	—	—	—
CITI	3,158,792	(3,158,792)	—	—	—
DBAB	22,009,263	(12,382,634)	—	(8,380,000)	1,246,629
FBCO	597,698	(597,698)	—	—	—
GSCO	3,991,973	(3,991,973)	—	—	—
HSBC	55,334	(55,334)	—	—	—
JPHQ	2,268,754	(2,268,754)	—	—	—
MSCO	230,939	(145,400)	—	—	85,539
RBS	1,048,332	—	—	—	1,048,332
UBSW	287,034	(287,034)	—	—	—
Total	$35,232,666	$(24,461,030)	$—	$(8,380,000)	$2,391,636

aAt October 31, 2015, the Fund received U.S. Treasury Notes as collateral for derivatives.
bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

At October 31, 2015, the Funds’ OTC derivative liabilities, which may be offset against the Funds’ OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the
		Statements of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statements of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged[a]	than zero)
Franklin Low Duration Total Return Fund
Counterparty
BOFA	$192,750	$—	$—	$(192,750)	$—
BZWS	2,138,453	(586,376)	—	(1,552,077)	—
CITI	2,534,609	(1,765,350)	—	(620,000)	149,259
DBAB	3,631,640	(3,631,640)	—	—	—
FBCO	478,697	(93,167)	—	—	385,530
GSCO	4,932,465	(1,805,875)	—	(3,126,590)	—
HSBC	8,927	(8,695)	—	—	232
JPHQ	2,059,801	(778,543)	—	(120,000)	1,161,258
MSCO	432,856	(47,256)	—	(385,600)	—
RBS	—	—	—	—	—
Total	$16,410,198	$(8,716,902)	$—	$(5,997,017)	$1,696,279

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NOTES TO FINANCIAL STATEMENTS

10. Other Derivative Information (continued)
		Amounts Not Offset in the
		Statements of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statements of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged[a]	than zero)
Franklin Total Return Fund
Counterparty
BOFA	$159,792	$(159,792)	$—	$—	$—
BZWS	4,470,350	(1,413,619)	—	(3,056,731)	—
CITI	3,900,889	(3,158,792)	—	(742,097)	—
DBAB	12,382,634	(12,382,634)	—	—	—
FBCO	2,008,675	(597,698)	—	(1,050,000)	360,977
GSCO	8,738,206	(3,991,973)	—	(4,746,233)	—
HSBC	208,380	(55,334)	—	(120,000)	33,046
JPHQ	3,492,751	(2,268,754)	—	—	1,223,997
MSCO	145,400	(145,400)	—	—	—
RBS	—	—	—	—	—
UBSW	1,109,695	(287,034)	—	(822,661)	—
Total	$36,616,772	$(24,461,030)	$—	$(10,537,722)	$1,618,020

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Notes 1(d) and 6 regarding derivative financial instruments and investment transactions, respectively.

11. Reorganization

On June 18, 2014, the Franklin Adjustable U.S. Government Securities Fund (Surviving Fund), pursuant to a plan of reorganization approved on May 30, 2014 by shareholders of Franklin Limited Maturity U.S. Government Securities Fund (Acquired Fund), acquired 100% of the Acquired Fund’s net assets, primarily made up of investment securities, which included $2,097,543 of unrealized appreciation (depreciation), through a tax-free exchange of 38,807,128 shares of the Surviving Fund (valued at $336,905,329). Immediately after the completion of the reorganization, the combined net assets of the Surviving Fund were $2,285,620,454.

The primary purpose for the reorganization was to combine the Acquired Fund with a larger fund that has generally similar goals and investment policies. The estimated cost of the reorganization was $194,753 of which the Surviving Fund and the Acquired Fund each paid 25% and Advisers paid 50%. The allocated portion of the Surviving Fund’s reorganization expenses are included with other expenses in the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS

Assuming the reorganization had been completed on November 1, 2012, the Surviving Fund’s pro forma results of operations would have been as follows:

			Net Increase
	Net	Net Realized	(Decrease) in
	Investment	and Unrealized	Net Assets from
Period	Income	Gain (Loss)	Operations

For the period November 1, 2012 through October 31, 2013	$15,962,697	$(33,488,657)	$(17,525,960)
For the period November 1, 2013 through October 31, 2014	$10,460,196	$1,259,718	$11,719,914

Subsequent to the reorganization, the Surviving Fund has been managed as a single entity. Accordingly, it is impracticable to identify the amounts of investment income and net investment income attributable to the Acquired Fund’s assets after the completion of the reorganization.

12. Credit Facility

Certain or all Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended October 31, 2015, the Funds did not use the Global Credit Facility.

13. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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NOTES TO FINANCIAL STATEMENTS

13. Fair Value Measurements (continued)

A summary of inputs used as of October 31, 2015, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2		Level 3	Total

Franklin Adjustable U.S. Government Securities Fund
Assets:
Investments in Securities:
Mortgage-Backed Securities	$—	$1,616,831,331		$—	$1,616,831,331
U.S. Government and Agency Securities	—	30,033,211		—	30,033,211
Short Term Investments	35,774,086	—		—	35,774,086
Total Investments in Securities	$35,774,086	$1,646,864,542		$—	$1,682,638,628

Franklin Floating Rate Daily Access Fund
Assets:
Investments in Securities:
Equity Investments[a,b]	$55,777,605	$—	$	—[c]	$55,777,605
Corporate Bonds	—	—		560,816	560,816
Senior Floating Rate Interests	—	3,226,424,525		—	3,226,424,525
Asset-Backed Securities and Commercial Mortgage-Backed
Securities	—	119,351,350		—	119,351,350
Short Term Investments	152,604,455	—		—	152,604,455
Total Investments in Securities	$208,382,060	$3,345,775,875		$560,816	$3,554,718,751
Other Financial Instruments:
Unfunded Loan Commitments	$—	$46,881		$—	$46,881
Liabilities:
Other Financial Instruments:
Swap Contracts	$—	$47,565		$—	$47,565

Franklin Low Duration Total Return Fund
Assets:
Investments in Securities:
Corporate Bonds	$—	$1,069,286,670		$—	$1,069,286,670
Senior Floating Rate Interests	—	116,082,063		—	116,082,063
Foreign Government and Agency Securities	—	78,963,663		—	78,963,663
U.S. Government and Agency Securities	—	3,219,535		—	3,219,535
Asset-Backed Securities and Commercial Mortgage-Backed
Securities	—	706,619,886		404,861	707,024,747
Mortgage-Backed Securities	—	70,314,237		—	70,314,237
Municipal Bonds	—	25,999,834		—	25,999,834
Escrow and Litigation Trusts	—	—		—[c]	—
Options Purchased	—	94,067		—	94,067
Short Term Investments	418,254,501	16,623,291		—	434,877,792
Total Investments in Securities	$418,254,501	$2,087,203,246		$404,861	$2,505,862,608
Other Financial Instruments:
Forward Exchange Contracts	$—	$6,980,186		$—	$6,980,186
Swap Contracts	—	3,878,106		—	3,878,106
Total Other Financial Instruments	$—	$10,858,292		$—	$10,858,292
Liabilities:
Other Financial Instruments:
Options Written	$—	$34,752		$—	$34,752
Futures Contracts	288,224	—		—	288,224
Forward Exchange Contracts	—	2,906,840		—	2,906,840
Swap Contracts	—	3,013,609		—	3,013,609
Unfunded Loan Commitments	—	57,984		—	57,984
Total Other Financial Instruments	$288,224	$6,013,185		$—	$6,301,409

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		NOTES TO FINANCIAL STATEMENTS

	Level 1	Level 2	Level 3	Total

Franklin Total Return Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Services	$—	$5,291,312	$—	$5,291,312
All Other Equity Investments[b]	68,752,800	—	—	68,752,800
Corporate Bonds	—	1,877,389,063	10,854	1,877,399,917
Senior Floating Rate Interests	—	108,409,747	—	108,409,747
Foreign Government and Agency Securities	—	353,584,775	—	353,584,775
U.S. Government and Agency Securities	—	248,944,790	—	248,944,790
Asset-Backed Securities and Commercial Mortgage-Backed
Securities	—	786,900,002	2,595,757	789,495,759
Mortgage-Backed Securities	—	948,726,663	—	948,726,663
Municipal Bonds	—	198,833,691	—	198,833,691
Escrows and Litigation Trusts	—	—	—[c]	—
Options Purchased	544,653	195,462	—	740,115
Short Term Investments	810,939,277	18,197,229	—	829,136,506
Total Investments in Securities	$880,236,730	$4,546,472,734	$2,606,611	$5,429,316,075
Other Financial Instruments:
Futures Contracts	$479,105	$—	$—	$479,105
Forward Exchange Contracts	—	18,262,198	—	18,262,198
Swap Contracts	—	9,393,102	—	9,393,102
Total Other Financial Instruments	$479,105	$27,655,300	$—	$28,134,405
Liabilities:
Other Financial Instruments:
Options Written	$—	$75,300	$—	$75,300
Futures Contracts	615,124	—	—	615,124
Forward Exchange Contracts	—	11,271,122	—	11,271,122
Swap Contracts	—	9,038,226	—	9,038,226
Unfunded Loan Commitments	—	126,660	—	126,660
Total Other Financial Instruments	$615,124	$20,511,308	$—	$21,126,432

aIncludes common and preferred stocks, and management investment companies.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at October 31, 2015.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

14. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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NOTES TO FINANCIAL STATEMENTS

Abbreviations
Counterparty/Exchange		Currency		Selected Portfolio
BOFA	Bank of America, N.A.	BRL	Brazilian Real	AGMC	Assured Guaranty Municipal Corp.
BZWS	Barclays Bank PLC	CAD	Canadian Dollar	ARM	Adjustable Rate Mortgage
CITI	Citigroup, Inc.	CHF	Swiss Franc	CD	Certificate of Deposit
DBAB	Deutsche Bank AG	DKK	Danish Krone	CDO	Collateralized Debt Obligation
EUX	Eurex	EUR	Euro	CLO	Collateralized Loan Obligation
FBCO	Credit Suisse Group AG	GBP	British Pound	EDA	Economic Development Authority
GSCO	The Goldman Sachs Group, Inc.	HUF	Hungarian Forint	ETF	Exchange Traded Fund
HSBC	HSBC Bank USA, N.A.	JPY	Japanese Yen	FICO	Financing Corp.
ICE	Intercontinental Exchange	KRW	South Korean Won	FRN	Floating Rate Note
JPHQ	JP Morgan Chase & Co.	LKR	Sri Lankan Rupee	GO	General Obligation
LCH	LCH.Clearnet LLC	MXN	Mexican Peso	ISD	Independent School District
MSCO Morgan Stanley		MYR	Malaysian Ringgit	MFM	Multi-Family Mortgage
RBS	Royal Bank of scotland PL	NZD	New Zealand Dollar	PIK	Payment-In-Kind
UBSW UBS AG		PHP	Philippine Peso	PSF	Permanent School Fund
		PLN	Polish Zloty	RDA	Redevelopment Agency/Authority
		USD	United States Dollar	REIT	Real Estate Investment Trust
		UYU	Uruguayan Peso	SF	Single Family
				SFR	Single Family Revenue
				UHSD	Unified/Union High School District
				USD	Unified/Union School District

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Investors Securities Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Adjustable U.S. Government Securities Fund, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund, and Franklin Total Return Fund (separate portfolios constituting the Franklin Investors Securities Trust, hereafter referred to as the “Funds”) at October 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 18, 2015

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Tax Information (unaudited)

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Funds hereby report the maximum amount allowable but no less than the following amounts as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2015:

Franklin Adjustable	Franklin	Franklin
U.S. Government	Floating Rate	Low Duration	Franklin Total
Securities Fund	Daily Access Fund	Total Return Fund	Return Fund
$22,528,268	$156,083,232	$35,781,861	$84,050,068

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1986	146	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since 2014	121	Avis Budget Group Inc. (car rental)
One Franklin Parkway				(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing communi-
				cations services) (2011-present) and
				H.J. Heinz Company (processed foods
				and allied products) (1998-2006).
Principal Occupation During at Least the Past 5 Years:
Senior Advisor, Strategic Investment Group (investment management group) (August 2015); director of various companies; and formerly,
Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director,
Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension
Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 1998	146	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				RTI International Metals, Inc. (manu-
				facture and distribution of titanium)
				(1999-present), Canadian National
				Railway (railroad) (2001-present),
				White Mountains Insurance Group,
				Ltd. (holding company) (2004-present)
				and H.J. Heinz Company (processed
				foods and allied products) (1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet
(1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary
for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	146	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and
formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Frank A. Olson (1932)	Trustee	Since 2005	146	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2007	146	Cbeyond, Inc. (business communi-
One Franklin Parkway				cations provider) (2010-2012), The
San Mateo, CA 94403-1906				Southern Company (energy company)
(2014-present; previously 2010-2012)
and Graham Holdings Company
(education and media organization)
(2011-present).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc.
(consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011);
Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	121	None
One Franklin Parkway	Independent	2007and
San Mateo, CA 94403-1906	Trustee	Lead Independent
Trustee since 2008

Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2013	163	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Rupert H. Johnson, Jr. (1940) Chairman of		Chairman of the	146	None
One Franklin Parkway	the Board,	Board since 2013,
San Mateo, CA 94403-1906	Trustee and	Trustee since 1987
	Vice President	and Vice President
since 1986

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Mark Boyadjian (1964)	Vice President	Since 2003	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC;
and officer of 45 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin
Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Richard Hsu (1973)	Vice President	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Advisers, Inc.; and officer of three of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948)	President and	President since	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive 1993 and Chief
San Mateo, CA 94403-1906	Officer –	Executive Officer –
	Investment	Investment
	Management	Management
since 2002
Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC;
and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Madeline Lam (1969)	Vice President	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South and Templeton Investment
Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid Tofigh (1972)	Vice President	Since	Not Applicable	Not Applicable
One Franklin Parkway		November 2015
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective April 30, 2015, Sam Ginn ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has deter-
mined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The
Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $421,925 for the fiscal year ended October 31, 2015 and $451,082 for the fiscal year ended October 31, 2014.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended October 31, 2015 and $6,276 for the fiscal year ended October 31, 2014.  The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $495,203 for the fiscal year ended October 31, 2015 and $189,039 for the fiscal year ended October 31, 2014.  The services for which these fees were paid include preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessment.  Other services include compliance examination for Investment Advisor Act rule 204-2 and 206-4(2), review of system processes related to fixed income securities, and certifying assets under management.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $495,203 for the fiscal year ended October 31, 2015 and $195,315 for the fiscal year ended October 31, 2014.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

.

Item 5.  Audit Committee of Listed Registrants. N/A

Item 6.  Schedule of Investments. N/A

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.  Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)  Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN INVESTORS SECURITIES TRUST

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  December 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  December 28, 2015

By /s/Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and Chief Accounting Officer

Date  December 28, 2015